UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2026 (July 15, 2026)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-10546

(Commission File Number)

36-2229304

(IRS Employer Identification No.)

301 Commerce Street, Suite 1700, Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

(888) 611-9888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On July 15, 2026, Distribution Solutions Group, Inc., a Delaware corporation (“DSG” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“Parent”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Intermediate”), and Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Intermediate (“Merger Sub”). Parent, Intermediate and Merger Sub were formed by, and are affiliated with, LKCM Headwater Investments, LLC (“LKCM Headwater”), J. Bryan King and their respective affiliates. Mr. King is the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”), and is also the Managing Partner of LKCM Headwater. LKCM Headwater and its affiliates beneficially own, in the aggregate, approximately 79% of the outstanding shares of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), with the Company continuing as the surviving corporation, becoming a wholly owned subsidiary of Intermediate and an indirect wholly owned subsidiary of Parent. Upon completion of the Merger, the Company will become a privately held company, and the Company Common Stock will no longer be listed on Nasdaq.

Merger Consideration

On the date and at the time at which the Merger becomes effective (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, Parent, Intermediate, Merger Sub or the holders of any shares of Company Common Stock or any shares of capital stock of Merger Sub, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Company Common Stock that is beneficially owned, directly or indirectly, by Parent, Intermediate, Merger Sub or any of Luther King Capital Management Corporation (“LKCM”), LKCM Headwater Investments II, L.P., LKCM Headwater Investments IV, L.P., LKCM Private Discipline Master Fund, SPC, PDLP Lawson, LLC, LKCM Investment Partnership, L.P., LKCM Micro-Cap Partnership, L.P., LKCM Core Discipline, L.P., 301 HW Opus Investors, LLC, LKCM TE Investors, LLC, Headwater Lawson Investors, LLC, J. Bryan King and each of their respective affiliates (collectively, the “Affiliated Stockholders”), (ii) Company Common Stock held in treasury or by any wholly owned subsidiary of the Company, and (iii) Company Common Stock held by stockholders who are entitled to and have properly exercised and not withdrawn appraisal rights under Section 262 of the DGCL) will be automatically canceled and converted into and shall thereafter represent only the right to receive an amount in cash equal to $35.00 per share, without interest (the “Merger Consideration”).

Special Committee; Board Approval

The Board established a special committee comprised solely of disinterested directors (the “Special Committee”) to among other things, consider, evaluate and negotiate the Merger Agreement and the Transactions, and make a recommendation to the Board with respect to the Merger Agreement and the Transactions. The Special Committee unanimously determined that the Merger Agreement and the Transactions are fair to, advisable and in the best interests of, the Company and the Company’s disinterested stockholders, and recommended (the “Special Committee Recommendation”) that the Board approve and declare advisable the Merger Agreement and the Transactions, submit it to the Company’s stockholders for adoption, and recommend that stockholders of the Company adopt the Merger Agreement and that the disinterested stockholders of the Company approve the Transactions. Acting upon the Special Committee Recommendation, the Board, with certain directors recusing themselves from the vote, approved and declared advisable the Merger Agreement and the Transactions and recommended that the stockholders of the Company adopt the Merger Agreement and that the disinterested stockholders of the Company approve the Transactions.

Stockholder Approvals; Closing Conditions

Consummation of the Merger is subject to customary closing conditions, including, among others: (i) adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon; (ii) approval of the Transactions by the affirmative vote of a majority of the votes cast by the Company’s disinterested stockholders (as such term is defined in Section 144 of the DGCL) in respect of the Transactions, which, for the avoidance of doubt, shall not include (a) any Affiliated Stockholders, (b) those members of the Board who are not members of the Special Committee, and (c) any Person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-2 of the Exchange Act (together with clause (i), the “Company Requisite Stockholder Approvals”); (iii) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iv) the absence of any law or order that enjoins, restrains, makes illegal or otherwise prevents or prohibits the Merger; (v) no Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement; and (vi) other customary conditions, including the accuracy of the parties’ respective representations and warranties (subject to customary materiality qualifiers) and material compliance with covenants. The availability of financing is not a condition to the obligations of Parent, Intermediate and Merger Sub to consummate the Merger. In connection with the Merger, the Company agreed to comply with certain provisions of its Credit Agreement (as defined below).

No Solicitation; Change in Recommendation

The Merger Agreement contains customary “no-shop” restrictions on the Company’s ability to solicit alternative acquisition proposals, or to provide information to or engage in discussions or negotiations with third parties regarding alternative acquisition proposals, subject to a customary exception that permits the Company, prior to receipt of the Company Requisite Stockholder Approvals and under certain circumstances, to provide information to and participate in discussions with a third party that makes an unsolicited written acquisition proposal that the Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with outside legal counsel and its financial advisor, constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

At any time prior to receipt of the Company Requisite Stockholder Approvals, the Board (acting on the recommendation of the Special Committee) or the Special Committee may, subject to certain notice and matching-right provisions in favor of Parent, make an Adverse Recommendation Change (as defined in the Merger Agreement) with respect to a Superior Proposal, or the Company may terminate the Merger Agreement to enter into a definitive Acquisition Agreement (as defined in the Merger Agreement) with respect to such Superior Proposal, if the Board or the Special Committee determines in good faith, after consultation with its outside legal counsel and its financial advisor, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. In addition, at any time prior to obtaining the Company Requisite Stockholder Approvals, the Board (acting on the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change in response to an Intervening Event (as defined in the Merger Agreement), if the Board or the Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. Parent has the right to terminate the Merger Agreement following any Adverse Recommendation Change, whether made in response to a Superior Proposal or an Intervening Event, in which case the Company would be required to pay Parent the Termination Fee (as defined below).

Termination Rights; Termination Fees

The Merger Agreement contains customary termination rights for the Company and Parent, including the right of either party to terminate the Merger Agreement if the Merger has not been consummated on or before December 31, 2026 (the “Outside Date”), subject to certain limitations and as such date may be extended pursuant to the terms of the Merger Agreement. If the Merger Agreement is terminated by the Company in connection with the Company’s entry into a definitive agreement providing for a Superior Proposal or by Parent in connection with an Adverse Recommendation Change, the Company would be required to pay Parent a termination fee in an amount in cash equal to $9,264,438 (the “Termination Fee”). If the Merger Agreement is terminated by the Company under specified circumstances relating to (i) the failure of Parent, Intermediate or Merger Sub to consummate the Merger when required to do so under the Merger Agreement or (ii) Parent’s, Intermediate’s or Merger Sub’s breach of its representations, warranties, covenants or agreements in the Merger Agreement that resulted from a Willful Breach (as defined in the Merger Agreement), Parent would be required to pay the Company a reverse termination fee in an amount in cash equal to $22,234,650 (the “Reverse Termination Fee”).

Committee’s recommendation in favor of the Merger, the Company would be required to pay Parent a termination fee in an amount in cash equal to $9,264,438 (the “Termination Fee”). If the Merger Agreement is terminated by the Company under specified circumstances relating to the failure of Parent, Intermediate or Merger Sub to consummate the Merger when required to do so under the Merger Agreement, Parent would be required to pay the Company a reverse termination fee in an amount in cash equal to $22,234,650 (the “Reverse Termination Fee”).

Financing

Concurrently with the execution and delivery of the Merger Agreement, the Company, certain of its subsidiaries (together with the Company, the “Loan Parties”), the Credit Agreement Lenders (as defined in the Merger Agreement) and JPMorgan Chase Bank, N.A., as administrative agent, entered into an amendment (the “Credit Agreement Amendment”) to the Company’s existing Second Amended and Restated Credit Agreement, dated as of December 18, 2025 (as amended by the Credit Agreement Amendment, the “Credit Agreement”), pursuant to which, under the terms and subject to the conditions set forth therein and among other things, the Credit Agreement Lenders have agreed that, subject to the applicable terms and conditions of the Credit Agreement, the proceeds of revolving loans may be used to finance the Transactions (such financing, the “Credit Agreement Financing”).

The obligations of the Credit Agreement Lenders under the Credit Agreement to fund such borrowings are subject to a number of customary conditions. Such borrowings will be priced by reference to a grid based on the Company’s leverage ratio with the margins ranging from 100 basis points to 300 basis points (for borrowings bearing interest based on the Secured Overnight Financing Rate) and 0 to 200 basis points (for borrowings bearing interest based on the alternative base rate). The Company shall pay a facility fee to the Credit Agreement Lenders priced by reference to a grid based on the Company’s leverage ratio with the applicable percentage ranging from 15 basis points to 40 basis points. The Company may be required to pay additional facility fee amounts priced at 50 basis points on the amount of revolving loans borrowed, subject to customary conditions. See Item 2.03 of this Current Report on Form 8-K for additional information regarding the Credit Agreement Amendment.

Pursuant to the Merger Agreement, the Company has agreed to provide Parent with customary cooperation in connection with Parent, Intermediate and Merger Sub obtaining debt financing for the purposes of consummating the Transactions, including using commercially reasonable efforts to maintain in effect the Credit Agreement Financing or to commence and consummate an offering of debt securities pursuant to Rule 144A or other exemption under the Securities Act of 1933.

Equity Commitment Letter

Concurrently with the execution and delivery of the Merger Agreement, LKCM Headwater Investments IV, L.P. (in its capacity as such, the “Equity Commitment Party”) entered into an equity commitment letter with Parent, Intermediate and Merger Sub (the “Equity Commitment Letter”), pursuant to which the Equity Commitment Party has committed, subject to the terms and conditions set forth therein, to purchase, or cause one or more of its affiliates to purchase, directly or indirectly, equity securities of Parent up to an aggregate amount equal to $125,000,000 to fund a portion of the amounts payable in connection with the Transactions (the “Equity Financing”). The Equity Commitment Party’s obligation to fund the commitment is subject solely to the conditions set forth in the Equity Commitment Letter, including satisfaction or waiver of the conditions to Parent’s, Intermediate’s and Merger Sub’s obligations to consummate the Merger, the substantially concurrent consummation of the Closing (as defined in the Merger Agreement) and the Credit Agreement Financing or alternative debt financing having been funded or being funded at Closing in accordance with its terms.

Limited Guarantee

Concurrently with the execution and delivery of the Merger Agreement, LKCM Headwater Investments IV, L.P. (in its capacity as such, the “Guarantor”) provided a limited guarantee in favor of the Company (the “Limited Guarantee”) pursuant to which, subject to the terms and conditions contained therein, the Guarantor is guaranteeing, among other things, Parent’s obligation to pay the Reverse Termination Fee, if and when due and payable under the Merger Agreement, and certain other payment obligations of Parent.

Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company entered into a Voting and Support Agreement (the “Voting Agreement”) with LKCM, an affiliate of LKCM Headwater, pursuant to which LKCM has agreed, among other things, and subject to the terms and conditions set forth therein, to vote (or cause to be voted) all shares of Company Common Stock beneficially owned by it and its controlled affiliates (a) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other Transactions and (b) against any alternative acquisition proposal and against any action, proposal or agreement that would reasonably be expected to impede, delay or prevent the timely consummation of the Merger or the Transactions. LKCM also agreed in the Voting Agreement to waive any appraisal rights under Section 262 of the DGCL with respect to its shares in connection with the Merger. The Voting Agreement will automatically terminate upon the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

Treatment of Equity Awards

Except as otherwise agreed in writing by Parent and a holder thereof, each restricted stock unit with respect to Company Common Stock granted under an Equity Plan (as defined in the Merger Agreement) or otherwise (each, a “Company RSU”) outstanding immediately prior to the Effective Time that is (i) vested as of immediately prior to the Effective Time (but not yet settled) or that automatically vests as a result of the transactions contemplated by the Merger Agreement in accordance with its terms and without the exercise of any discretion (each, a “Vested Company RSU”) or (ii) held by a current or former nonemployee director of the Company, whether vested (but not yet settled) or unvested as of immediately prior to the Effective Time (each, a “Director RSU”), shall, as of the Effective Time, without any action on the part of any Person (as defined in the Merger Agreement), be canceled, and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest and subject to applicable withholding Taxes (as defined in the Merger Agreement), equal to the product, rounded to the nearest cent, of (x) the number of shares of Company Common Stock subject to such Vested Company RSU or Director RSU, as applicable, immediately prior to the Effective Time and (y) the Merger Consideration.

Except as otherwise agreed in writing by Parent and a holder thereof, each option to purchase shares of Company Common Stock granted under an Equity Plan or otherwise (each, a “Company Stock Option”) that is outstanding immediately prior to the Effective Time that vested as of immediately prior to the

Effective Time (but not yet settled) or that automatically vests as a result of the transactions contemplated by the Merger Agreement in accordance with its terms and without the exercise of any discretion (each, a “Vested Company Option”), shall, as of the Effective Time, without any action on the part of any Person, vest and be canceled, and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest and subject to applicable withholding Taxes, equal to the product of (i) the number of shares of Company Common Stock for which such Vested Company Option has not then been exercised and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Vested Company Option; provided, however, that each Company Stock Option (whether or not such Company Stock Option is a Vested Company Option) for which the exercise price is greater than or equal to the Merger Consideration (each, an “Underwater Option”) shall be terminated and canceled for no payment without further action on the part of any Person.

Except as otherwise agreed in writing by Parent and a holder thereof, each stock performance right granted under an Equity Plan or otherwise (each, a “Company Stock Performance Right”) that is outstanding immediately prior to the Effective Time (but not yet settled) (each, a “Vested SPR”), shall, as of the Effective Time, without any action on the part of any Person, be canceled, and the holder thereof shall then become entitled to receive, in full satisfaction of the rights of such holder with respect thereto solely, an amount in cash, without interest and subject to applicable withholding Taxes, equal to the product of (i) the number of shares of Company Common Stock for which such Vested SPR has not then been exercised and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Vested SPR.

Except as otherwise agreed in writing by Parent and a holder thereof, at the Effective Time, each Company RSU other than a Vested Company RSU or a Director RSU (an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, cease to represent a restricted stock unit with a right to be settled with a share of Company Common Stock and shall be converted into a right to be settled in cash in an amount equal to the Merger Consideration (each, an “Unvested Cash RSU”). Except as specifically provided above, at and following the Effective Time, each such Unvested Cash RSU shall continue to be governed by the same vesting terms and conditions as were applicable to the applicable Unvested Company RSU immediately prior to the Effective Time.

Except as otherwise agreed in writing by Parent and a holder thereof, at the Effective Time, each stock unit credited to the equity award deferral account of a participant under the Company Executive Deferral Plan (as defined in the Merger Agreement) (a “Company Stock Unit”) shall, automatically and without any required action on the part of the holder thereof, cease to represent a stock unit with a right to be settled with a share of Company Common Stock and shall be converted into an account credit in an amount equal to the Merger Consideration credited to such participant’s account balance in the Company Executive Deferral Plan which may then, after the Effective Time, be hypothetically invested in one or more measurement funds by the participant as provided in the terms of the Company Executive Deferral Plan. Such amount shall represent an unfunded obligation of the Company to make a cash payment(s) at such time and in such form to such participant pursuant to the terms of the Company Executive Deferral Plan. Except as specifically provided above, at and following the Effective Time, such amounts deferred in the Company Executive Deferral Plan shall remain subject to the terms of the Company Executive Deferral Plan.

General

The Merger Agreement, the Voting Agreement and the Limited Guarantee are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Limited Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about the Company, Parent, Intermediate, Merger Sub or any of their respective affiliates or businesses. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made between the parties), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Except as expressly provided therein, investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Parent, Intermediate, Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the heading “Financing” is incorporated herein by reference.

The Credit Agreement Amendment introduces a “certain funds” framework for borrowings made to fund, among other things, Parent’s obligation to make the payments contemplated by the Merger Agreement. During the period from the First Amendment Date through the earlier of (x) the Effective Time and (y) January 8, 2027 (the “Certain Funds Period”), revolving loans to fund the merger consideration are subject only to limited conditions, including (i) no event of default with respect to payment obligations or bankruptcy/insolvency events, (ii) the accuracy of specified representations, (iii) the occurrence (or substantially contemporaneous occurrence) of the Effective Time, (iv) funding of the Equity Financing, (v) delivery of a solvency certificate and (vi) payment of all fees and expenses then due. The ordinary course conditions to borrowings under the Credit Agreement do not apply to borrowings made to fund the merger consideration.

During the Certain Funds Period, the Credit Agreement Lenders may not exercise remedies under the Credit Agreement with respect to any event of default other than events of default relating to payment obligations or bankruptcy/insolvency events.

In connection with the Merger Agreement, the Company has agreed that borrowings in the form of Revolving Loans (as defined in the Credit Agreement) under the Credit Agreement between the signing of the Merger Agreement and the closing of the Merger (other than borrowings to finance certain contemplated acquisitions) will not exceed $100,000,000 at any given time.

The Credit Agreement contains customary representations, warranties, affirmative and negative covenants, events of default, and other terms and conditions for transactions of this type. The obligations of the Loan Parties under the Credit Agreement are guaranteed by certain subsidiaries of the Company and secured by substantially all of the assets of the Loan Parties and the guarantors, subject to customary exceptions.

The foregoing summary of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, as amended by the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD.

A copy of the press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), and the Company, LKCM and certain of their respective affiliates intend to jointly file with the SEC a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The definitive Proxy Statement will be sent or otherwise made available to stockholders of the Company. This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that the Company may file with the SEC in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company free of charge from the SEC’s website at www.sec.gov or from the Company’s website.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction will be included in the Proxy Statement and Schedule 13E-3 when they are filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”, including statements regarding the proposed Merger, the expected timing and completion of the proposed Merger, the expected ownership and status of the Company following completion of the proposed Merger, the delisting of the Company Common Stock from Nasdaq and the financing of the proposed Merger. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially, including: the risk that the proposed Merger may not be completed in a timely manner or at all; the failure to satisfy closing conditions, including receipt of the Company Requisite Stockholder Approvals and expiration or termination of the applicable waiting period under the HSR Act; the imposition of conditions or restrictions in connection with obtaining HSR Act clearance; the risk that borrowings under the Credit Agreement may not be available to finance the Merger Consideration; the possibility that competing offers or acquisition proposals will be made; the occurrence of events giving rise to termination of the Merger Agreement, including in circumstances requiring payment of the Termination Fee; the effect of the pendency of the proposed Merger on the Company’s business relationships, operating results and business generally; the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, operating results, employees, customers, suppliers, financing sources and other business counterparties; risks related to diverting management’s attention from the Company’s ongoing business operations; the risk of litigation relating to the proposed Merger; and other risks described in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 15, 2026, by and among Distribution Solutions Group, Inc., Eclipse Parent Acquisitions, LLC, Eclipse Intermediate Acquisitions, LLC and Eclipse Acquisitions Merger Sub, Inc.

10.1	Voting and Support Agreement, dated as of July 15, 2026, by and between Distribution Solutions Group, Inc. and Luther King Capital Management Corporation.

10.2	Limited Guarantee, dated as of July 15, 2026, by LKCM Headwater Investments IV, L.P. in favor of Distribution Solutions Group, Inc.

10.3*	First Amendment to Second Amended and Restated Credit Agreement, dated as of July 15, 2026, by and among Distribution Solutions Group, Inc., the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated July 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K, as applicable. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

By:	/s/ Ronald Knutson
Name:	Ronald J. Knutson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: July 16, 2026

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

dated as of July 15, 2026

by and among

ECLIPSE PARENT ACQUISITIONS, LLC,

ECLIPSE INTERMEDIATE ACQUISITIONS, LLC,

ECLIPSE ACQUISITIONS MERGER SUB, INC.

and

DISTRIBUTION SOLUTIONS GROUP, INC.

-i-

(continued)

-ii-

(continued)

Exhibit A	–	Form of Surviving Company Certificate of Incorporation

-iii-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of July 15, 2026 (this “Agreement”), is made by and among Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“Parent”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Intermediate”), Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Intermediate (“Merger Sub”), and Distribution Solutions Group, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties hereto intend that, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware General Corporation Law (as amended, the “DGCL”), Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Intermediate and an indirect wholly owned subsidiary of Parent;

WHEREAS, the Board of Directors of the Company (the “Board”) established a special committee of the Board consisting only of members of the Board that are disinterested directors (as such term is defined in Section 144 of the DGCL) in respect of the transactions contemplated hereby (the “Special Committee”) to, among other things, (a) consider, evaluate and negotiate this Agreement and the transactions contemplated hereby, and (b) make a recommendation to the Board with respect to this Agreement and the transactions contemplated hereby;

WHEREAS, the Special Committee, at a meeting duly called and held, has unanimously (a) determined that (i) this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, the Company and the Disinterested Stockholders and (ii) it is advisable and in the best interests of the Company and the Disinterested Stockholders for the Company to enter into this Agreement and consummate the transactions contemplated hereby and (b) recommended that the Board (i) approve and declare advisable this Agreement and the transactions contemplated hereby, (ii) submit this Agreement for the adoption by the stockholders of the Company at the Company Stockholders’ Meeting, and (iii) recommend that stockholders of the Company adopt this Agreement and that the Disinterested Stockholders approve the transactions contemplated by this Agreement (this clause (b), the “Special Committee Recommendation”);

WHEREAS, the Board, at a meeting duly called and held, acting upon the Special Committee Recommendation, with certain directors recusing themselves from the vote, has (a) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, the Company and its stockholders, including the Disinterested Stockholders, (b) determined that it is advisable and in the best interests of the Company and its stockholders, including the Disinterested Stockholders, for the Company to enter into this Agreement and consummate the transactions contemplated hereby, (c) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants under this Agreement and the consummation of the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, (d) resolved to recommend that the stockholders of the Company adopt this Agreement and the Disinterested Stockholders approve the transactions contemplated by this Agreement (this clause (d), the “Company Board Recommendation”) and (e) directed that this Agreement and the transactions contemplated hereby be submitted to the stockholders of the Company for adoption and approval;

WHEREAS, the sole member of each of Parent and Intermediate has approved and declared advisable this Agreement and the transactions contemplated by this Agreement;

WHEREAS, the Board of Directors of Merger Sub has unanimously (a) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, Merger Sub and its sole stockholder, (b) determined that it is advisable and in the best interests of Merger Sub and its sole stockholder to enter into this Agreement and consummate the transactions contemplated hereby, (c) approved the execution and delivery of this Agreement by Merger Sub, the performance by Merger Sub of its covenants under this Agreement and the consummation of the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, (d) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement and (e) directed that this Agreement be submitted to the sole stockholder of Merger Sub for adoption;

WHEREAS, Intermediate, in its capacity as the sole stockholder of Merger Sub, has delivered its written consent, effective immediately following the execution and delivery of this Agreement, adopting this Agreement (the “Merger Sub Stockholder Approval”);

WHEREAS, concurrently with the execution and delivery of this Agreement, LKCM Headwater Investments IV, L.P. (the “Equity Commitment Party”), has entered into and delivered an Equity Commitment Letter;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Equity Commitment Party (in such capacity, the “Guarantor”) has entered into a limited guarantee in favor of the Company (the “Limited Guarantee”), pursuant to which, under the terms and subject to the conditions set forth therein, the Guarantor is guaranteeing, among other things, Parent’s obligation to pay the Reverse Termination Fee, if and when such payment becomes due and payable by Parent, under this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Sponsor have entered into and delivered a voting and support agreement (the “Support Agreement”) in connection with the transactions contemplated hereby;

WHEREAS, concurrently with the execution and delivery of this Agreement, that certain First Amendment to the Second Amended and Restated Credit Agreement (such amendment, the “Credit Agreement Amendment” and such credit agreement, as heretofore amended, restated, amended and restated, supplemented or otherwise modified and as further amended by the Credit Agreement Amendment and as further amended in a manner not prohibited hereby, the “Credit Agreement”) was entered into and delivered by the Company, the other Loan Parties (as defined in the Credit Agreement) thereto, the lenders party thereto (together with any other lenders from time to time party to the Credit Agreement Financing defined below, the “Credit Agreement Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which, under the terms and subject to the conditions set forth therein and among other things, the Credit Agreement Lenders have agreed that, subject to the applicable terms and conditions of the Credit Agreement, the proceeds of revolving loans may be used to finance the transactions contemplated by this Agreement (such financing, the “Credit Agreement Financing”); and

WHEREAS, the Company, Parent, Intermediate and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company, Parent, Intermediate and Merger Sub hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Acceptable Confidentiality Agreement” means a confidentiality agreement containing provisions that require any counterparty thereto (and its Affiliates and Representatives) that receives any non-public information of or with respect to the Company or any of its Subsidiaries to keep such information confidential; provided, however, that (a) the confidentiality and use restriction provisions contained therein are no less favorable in the aggregate to the Company in any material respect than those set forth in the Confidentiality Agreement, and (b) such confidentiality agreement shall not prohibit or otherwise impair or restrict the Company’s ability to comply with any provision of this Agreement or to comply with applicable Law; provided, further, that the Acceptable Confidentiality Agreement shall not be required to include any “standstill”, non-solicitation, exclusivity or similar provisions.

“Acquisition Agreement” has the meaning set forth in Section 6.02(e).

“Action” has the meaning set forth in Section 4.07.

“Adverse Recommendation Change” has the meaning set forth in Section 6.02(e).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided, however, that (x) none of the Affiliated Stockholders shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company, (y) the Company and Subsidiaries of the Company shall not be deemed to be Affiliates of the Affiliated Stockholders, and (z) Sponsor, the Sponsor Persons, the Equity Commitment Party and their respective controlled Affiliates shall be deemed Affiliates of Parent, Intermediate and Merger Sub, in each case, for all purposes hereunder.

“Affiliated Stockholders” means, collectively, Sponsor, the Sponsor Persons and each of their respective Affiliates.

“Agreement” has the meaning set forth in the Preamble.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (as amended) and any other anti-bribery or anti-corruption Law of any jurisdiction.

“Anti-Money Laundering Laws” means all Laws relating to terrorism financing or money laundering, including the Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq., as amended by the USA PATRIOT Act.

“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, all applicable foreign antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Benefit Plan” has the meaning set forth in Section 4.15(a).

“Board” has the meaning set forth in the Recitals.

“Book-Entry Share” has the meaning set forth in Section 3.01(c).

“Business Day” means a day except a Saturday, a Sunday or other day on which the SEC or the banking institutions in the City of New York, New York are authorized or required by Law or executive order to be closed.

“Certificate of Merger” has the meaning set forth in Section 2.03.

“Closing” has the meaning set forth in Section 2.02.

“Closing Date” has the meaning set forth in Section 2.02.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any collective bargaining agreement or other Contract with a labor union, trade union, works council, labor organization or other employee representative body, excluding any national, industry or similar generally applicable Contract or arrangement.

“Company” has the meaning set forth in the Preamble.

“Company Board Recommendation” has the meaning set forth in the Recitals.

“Company Bylaws” means the bylaws of the Company, as amended and/or restated, as the case may be.

“Company Charter” means the certificate of incorporation of the Company, as amended and/or restated, as the case may be.

“Company Charter Documents” means, collectively, the Company Charter and the Company Bylaws.

“Company Common Stock” means the common stock, par value $1.00 per share, of the Company.

“Company Disclosure Letter” has the meaning set forth in ARTICLE IV.

“Company Disinterested Stockholder Approval” means the approval of the transactions contemplated by this Agreement by the affirmative vote of a majority of the votes cast by the Disinterested Stockholders.

“Company Executive Deferral Plan” means the Lawson Products, Inc. Executive Deferral Plan as amended and restated November 1, 2015.

“Company Material Contract” has the meaning set forth in Section 4.13(a).

“Company Preferred Stock” has the meaning set forth in Section 4.02(a).

“Company Related Parties” means, collectively, the Company and its Related Parties.

“Company Requisite Stockholder Approvals” means, collectively, the Company Stockholder Approval and the Company Disinterested Stockholder Approval.

“Company RSU” has the meaning set forth in Section 3.03(a).

“Company SEC Documents” has the meaning set forth in Section 4.05(a).

“Company Significant Customer” has the meaning set forth in Section 4.18(a).

“Company Significant Supplier” has the meaning set forth in Section 4.18(b).

“Company Stock Option” has the meaning set forth in Section 3.03(b).

“Company Stock Performance Right” has the meaning set forth in Section 3.03(c).

“Company Stock Unit” has the meaning set forth in Section 3.03(e).

“Company Stockholder Approval” means the approval of the proposal to adopt this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such proposal.

“Company Stockholders’ Meeting” has the meaning set forth in Section 6.09(c).

“Compliant” means, with respect to the Required Information, taken as a whole, that: (a) such Required Information complies in all material respects with all requirements of Regulation S-K, Regulation S-X and Section 12(a)(2) under the Securities Act for a registered public offering of debt securities on Form S-1 that would be applicable to such Required Information (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities) and (b) the financial statements and other financial information included in such Required Information (i) would not be deemed stale or otherwise be unusable under customary practices for offerings of high yield debt securities issued under Rule 144A and (ii) are sufficient to permit the Company’s independent auditors to issue customary comfort letters to the Debt Financing Sources to the extent required as part of the Debt Financing, including as to customary negative assurances and change period comfort, in order to consummate any offering of debt securities on any Business Day following the date hereof and prior to the Closing Date (and such auditors have confirmed that they are prepared to issue a comfort letter subject to their completion of customary procedures, with it being understood that such issuance of the comfort letter shall not occur until the “pricing” of such debt securities).

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of March 20, 2017, by and between the Company and Sponsor.

“Contract” means any contract, lease, sublease, license, purchase order, service order, sales order, indenture, note, bond, mortgage or other agreement, instrument or arrangement that is legally binding, in each case, whether written or oral, and including all amendments and modifications thereto.

“Credit Agreement” has the meaning set forth in the Recitals.

“Credit Agreement Amendment” has the meaning set forth in the Recitals.

“Credit Agreement Financing” has the meaning set forth in the Recitals.

“Credit Agreement Lenders” has the meaning set forth in the Recitals.

“Current Premium” has the meaning set forth in Section 6.06(a).

“Data Processing Contract” means any applicable contractual obligations concerning data privacy and security relating to Personal Information in the possession or control of the Company or any of its Subsidiaries or maintained by third parties having access to such information under Contracts to which the Company or any of its Subsidiaries is a party.

“Data Protection Laws” means all applicable Laws relating to privacy, data protection, and data security, including with respect to the collection, confidentiality, marketing, storage, transmission, transfer, cross-border data flow, processing, security, safeguarding, loss, disclosure and use of Personal Information (including Personal Information of employees, contractors, customers, and prospective customers).

“DE SOS” has the meaning set forth in Section 2.03.

“Debt Financing” has the meaning set forth in Section 6.10(a).

“Debt Financing Provisions” means, collectively, the last sentence of Section 9.02, Section 9.03 solely to the extent relating to any pledge or collateral assignment of this Agreement to any Debt Financing Source, Section 9.05 solely to the extent granting third-party beneficiary rights to the Debt Financing Sources with respect to the Debt Financing Provisions, Section 9.06(c) and (d), and Section 9.13 solely to the extent relating to any Debt Financing Sources Related Party.

“Debt Financing Sources” means the Credit Agreement Lenders and the Persons that have committed to or been engaged to provide, arrange, underwrite or place any Debt Financing, in each case in connection with the transactions contemplated by this Agreement, and any joinder agreements or credit agreements entered into pursuant thereto or relating thereto.

“Debt Financing Sources Related Party” means the Debt Financing Sources and their respective Related Parties.

“DGCL” has the meaning set forth in the Recitals.

“Director RSU” has the meaning set forth in Section 3.03(a).

“Disinterested Stockholders” means the disinterested stockholders (as such term is defined in Section 144 of the DGCL) of the Company in respect of the transactions contemplated by this Agreement, which, for the avoidance of doubt, shall not include (a) any Affiliated Stockholders, (b) those members of the Board who are not members of the Special Committee, and (c) any Person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-2 of the Exchange Act.

“Dissenting Shares” has the meaning set forth in Section 3.06(a).

“DTC” has the meaning set forth in Section 3.02(b).

“DTC Shares” has the meaning set forth in Section 3.02(b).

“Effective Time” has the meaning set forth in Section 2.03.

“Employee” means each of the Persons employed by the Company as of the Closing Date.

“Enforceability Exceptions” means principles of equity and bankruptcy, insolvency, reorganization, moratorium, receivership and similar Laws affecting the enforcement of creditors’ rights generally.

“Environmental Law” means any applicable Law pertaining to the environment, protection of natural resources, protection of human health from environmental impacts, pollution, or the environmental aspects of the treatment, storage, recycling, transportation, disposal, arrangement for treatment, storage, recycling, transportation, or disposal, handling or Release of or exposure to any pollutants or contaminants (including worker health or safety Laws as they relate to environmental impacts or occupational exposure to contaminants).

“Equity Commitment Letter” means the executed equity commitment letter, dated as of the date hereof, from the Equity Commitment Party, including all annexes, exhibits, schedules and other attachments thereto (all as may be amended, replaced, supplemented, modified and waived in accordance with the terms hereof), pursuant to which the Equity Commitment Party has, subject only to the terms and conditions set forth therein, committed to provide equity financing to Parent for the consummation of the transactions contemplated by this Agreement in an amount set forth therein (the “Equity Financing”).

“Equity Commitment Party” has the meaning set forth in the Recitals.

“Equity Financing” is defined in the definition of Equity Commitment Letter.

“Equity Plans” means the Lawson Products, Inc. 2009 Equity Compensation Plan as adopted and as amended and restated in 2014 and 2019, the Company Equity Compensation Plan, effective October 17, 2022, and as amended November 10, 2022, the Company 2026 Amended and Restated Equity Compensation Plan, and the Lawson Products, Inc. Amended Stock Performance Rights Plan, each as may be amended from time to time.

“Equity-Based Awards” means, collectively, Company RSUs (including Director RSUs), Company Stock Options, Company Stock Performance Rights and Company Stock Units.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a single employer or otherwise aggregated with the Company under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Exchange Act” has the meaning set forth in Section 4.04.

“Exchange Fund” has the meaning set forth in Section 3.02(a).

“Excluded Information” means (a) any projections of the Company’s and its Subsidiaries’ future financial results, financial position, operating results, operations or performance; (b) any pro forma financial information that results from giving pro forma effect to the consummation of any of the transactions contemplated by this Agreement, the Debt Financing and the Equity

Commitment Letter; (c) description of all or any portion of the Debt Financing, including any “description of notes”, and other information customarily provided by financing sources or their counsel; and (d) risk factors relating to all or any component of the Debt Financing or any of the other transactions contemplated by this Agreement, the Debt Financing and the Equity Commitment Letter.

“Excluded Shares” has the meaning set forth in Section 3.01(c).

“Filed SEC Documents” has the meaning set forth in ARTICLE IV.

“Financing” means, collectively, the Debt Financing and the Equity Financing.

“Financing Uses” has the meaning set forth in Section 5.05(e).

“Foreign Plan” has the meaning set forth in Section 4.15(j).

“GAAP” means the generally accepted accounting principles in the U.S., consistently applied.

“Governmental Authority” means any U.S., state, local or foreign governmental, legislative, regulatory or administrative body, agency or authority, any court or judicial authority or arbitration tribunal, whether national, Federal, state or local or otherwise, or any Person lawfully empowered by any of the foregoing to enforce or seek compliance with any applicable Law.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, decision, ruling or award, in each case, entered by, with or under the supervision of any Governmental Authority.

“Guarantor” has the meaning set forth in the Recitals.

“Hazardous Substance” means any material, chemical, substance, pollutant, contaminant or waste that is regulated or subject to standards of conduct, or that may give rise to Liability, under any Environmental Law, including (a) petroleum or any fraction thereof, (b) oil of any kind or in any form, (c) radiation and radioactive materials, (d) asbestos in any form, (e) polychlorinated biphenyls and (f) perfluoroalkyl and polyfluoroalkyl substances.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Improvements” has the meaning set forth in Section 4.11(c).

“Incidental License” means any (a) non-exclusive license, software-as-a-service agreement or other Contract for “shrink-wrap,” “click-through” or other “off-the-shelf” Software owned by a Third Party that is generally available on standard commercial terms, (b) license for Open Source Software owned by a Third Party, (c) confidentiality, secrecy or non-disclosure agreement entered into in the ordinary course of business, (d) Contract for the purchase or lease of computer hardware or equipment such as photocopiers or telephones where Software is pre-installed or embedded on such hardware or equipment, (e) non-exclusive trademark license granted by a supplier of products or services to a distributor or other customer thereof solely to enable the distributor or other customer to identify the supplier’s products or services, or (f) non-exclusive license granted by a Person to a contractor to such Person solely to enable the contractor to provide services to such Person.

“Indebtedness” has the meaning set forth in Section 6.01(a)(viii).

“Indemnified Party” has the meaning set forth in Section 6.06(b).

“Insurance Policy” has the meaning set forth in Section 4.10.

“Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered, including: (a) all patents and patent applications (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications and patent disclosures, (b) all trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and social media “handles” and other identifiers, and all applications, registrations and renewals in connection therewith and all associated goodwill, (c) all copyrights and associated moral rights/author’s rights, and all applications, registrations and renewals in connection therewith, (d) all Trade Secrets and (e) all Software.

“Intermediate” has the meaning set forth in the Preamble.

“International Trade Laws” means customs and import controls, economic or financial sanctions, trade embargoes, or export controls restrictions, including Laws relating to the export or transfer of items, technology, or data, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the U.S. Department of Homeland Security, Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce, or the U.S. Department of State, including the Export Administration Regulations and ITAR, or (b) the United Nations Security Council, His Majesty’s Treasury, the European Union or any of its member states, or other relevant Governmental Authority.

“Intervening Event” has the meaning set forth in Section 6.02(b)(iv).

“IRS” means the Internal Revenue Service.

“IT Assets” means any and all computers, Software, hardware, systems, servers, workstations, routers, hubs, switches, data communications lines and other information technology equipment used by a Person, and all associated documentation.

“ITAR” means the International Traffic in Arms Regulations, 22 C.F.R. parts 120–130.

“Knowledge” means (a) with respect to the Company, the actual knowledge of the individuals listed on Section 1.1 of the Company Disclosure Letter and (b) with respect to Parent, Intermediate or Merger Sub, the actual knowledge of the individuals listed on Section 1.1 of the Parent Disclosure Letter.

“Laws” means any federal, state, local or non-United States law, statute, regulation, rule, ordinance, judgment, order, injunction or decree of any Governmental Authority, including treaties and conventions and the common law.

“Leased Real Property” has the meaning set forth in Section 4.11(a).

“Liability” means any liabilities or obligations of any nature whatsoever (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

“Lien” means all liens (statutory or other), encumbrances, mortgages, charges, claims, restrictions, pledges, security interests, title defects, easements, rights of way, covenants, community property interests, encroachments, options and rights of first refusal.

“Limited Guarantee” has the meaning set forth in the Recitals.

“Match Right Notice” has the meaning set forth in Section 6.02(h).

“Material Adverse Effect” means any change, effect, event, circumstance, occurrence or fact that, individually or in the aggregate, (a) has had or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, and no change, effect, event, circumstance, occurrence or fact resulting from or arising out of any of the following, shall either alone or in combination constitute, or be taken into account in determining whether there has been, a Material Adverse Effect for purposes of this clause (a): (i) general economic, regulatory, financial, banking, credit, debt, capital markets, legislative or political conditions in the U.S. or elsewhere in the world or any shutdown or material limiting of U.S. or foreign federal, state or local government services; (ii) changes in conditions affecting the industry in which the Company and its Subsidiaries operate; (iii) any outbreak or escalation of hostilities, acts of war, sabotage, military action or terrorism (including cyber-terrorism), or any national or international calamity or geopolitical event in the U.S. or elsewhere in the world; (iv) the announcement, execution or pendency of this Agreement or the transactions contemplated hereby, including the impact thereof on relationships with customers, suppliers, employees, financing sources or Governmental Authorities, or any litigation arising therefrom; (v) the occurrence of any natural disaster, including any hurricane, tornado, pandemic, flood, volcano or earthquake; (vi) any change in applicable Law, regulation or GAAP (or the interpretation or enforcement thereof); (vii) any failure by the Company to meet any internal or published projections, forecasts, estimates, budgets or predictions of revenue, earnings or other financial or operating metrics, or any decline in the market price or trading volume of the Company’s securities or any change in the Company’s credit ratings or any analyst’s recommendations regarding the Company (it being understood that the underlying facts giving rise to or contributing to such failure, decline or change may be taken into account in determining whether there has been a Material Adverse Effect to the extent not otherwise excluded from this definition); (viii) any action expressly required by this Agreement to be taken by the Company, or any action taken with the prior written consent or at the written request of Parent; or (ix) any Stockholder Litigation or other proceeding brought in connection with this Agreement or the transactions contemplated hereby, including any breach of fiduciary duty or inadequate disclosure claims, except in the cases of the foregoing clauses (i), (ii), (iii), (v) or (vi), to the extent such changes, effects, events, circumstances, occurrences, developments or facts disproportionately adversely affect the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies operating in the industries in which the Company and its Subsidiaries operate (in which case only such incremental disproportionate adverse effect may be taken into account), or (b) would or would reasonably be expected to prevent, materially impede or materially delay the Company from consummating any of the transactions contemplated by this Agreement or the ability of the Company to perform its material obligations under this Agreement.

“Measurement Time” has the meaning set forth in Section 4.02(a).

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 3.01(c).

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Stockholder Approval” has the meaning set forth in the Recitals.

“Nasdaq” has the meaning set forth in Section 4.04.

“New Specified Contract” has the meaning set forth in Section 6.01(a)(xvi).

“Non-DTC Book-Entry Shares” has the meaning set forth in Section 3.02(b).

“Open Source Software” means any Software that is distributed under a license that requires, as a condition of use, modification or distribution of such Software, that such Software be (a) made available or distributed in a form other than binary, (b) licensed for the purpose of preparing derivative works, (c) licensed under terms that allow any products or services or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law) or (d) distributable at no license fee, including any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation).

“Outside Date” has the meaning set forth in Section 8.01(b)(i).

“Owned Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

“Owned Real Property” means the real property owned by the Company and its Subsidiaries.

“Parent” has the meaning set forth in the Preamble.

“Parent Disclosure Letter” means the confidential disclosure letter delivered by Parent to the Company concurrently with or prior to the execution of this Agreement.

“Parent Material Adverse Effect” means any change, effect, event, circumstance, occurrence or fact that, individually or in the aggregate, has had or would reasonably be expected to prevent, materially impede or materially delay Parent, Intermediate, or Merger Sub from consummating the transactions contemplated by this Agreement in accordance with the terms hereof or the ability of Parent, Intermediate, or Merger Sub to perform its obligations under this Agreement.

“Parent Related Parties” means, collectively, Parent, Intermediate, Merger Sub and their respective Related Parties.

“Paying Agent” has the meaning set forth in Section 3.02(a).

“Permits” has the meaning set forth in Section 4.08(a).

“Permitted Liens” means (a) Liens for Taxes, assessments and other governmental charges and levies that are not yet due and payable as of the Closing Date or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company’s financial statements, to the extent required by GAAP, (b) Liens imposed by Law, such as materialmen’s, mechanics’, landlords’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business, (c) Liens arising under worker’s compensation, unemployment insurance, social security, retirement or similar legislation or to secure public or statutory obligations, (d) easements, covenants, conditions, or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines, encroachments, or other encumbrances of record, that individually or in the aggregate, would not reasonably be expected to interfere in any material respect with the use, occupancy or operation of the real property affected thereby, (e) all applicable zoning, building codes, entitlement, conservation restrictions, or other restrictions as to the use or occupancy of the affected real property, including any land use and environmental regulations imposed by Law, which are not violated in any material respect by the use of the applicable real property or the operation of the business of the Company or its Subsidiaries, (f) survey exceptions shown on a current accurate survey that individually or in the aggregate, would not reasonably be expected to interfere in any material respect with the use, occupancy, value or operation of the real property shown thereon, (g) Liens which shall be removed prior to or at the Closing, (h) purchase money Liens and Liens securing rental payments under capital lease arrangements or equipment leases, (i) Liens of lessors and licensors arising under lease agreements or license arrangements, (j) any restriction on transfer arising under any applicable securities Laws, (k) Liens securing judgments for the payment of money so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period with which such proceedings may be initiated has not expired, (l) Liens granted to any lender in connection with any financing by Parent, Intermediate, Merger Sub, the Company or any of its Subsidiaries of the transactions contemplated hereby or (m) Liens securing the Secured Obligations (as defined in the Credit Agreement) pursuant to the terms and conditions of the Credit Agreement or any other Loan Document (as defined in the Credit Agreement).

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Personal Information” means any information that (a) identifies, relates to, describes, is reasonably capable of being associated with or could reasonably be linked, directly or indirectly, with a particular individual or (b) is defined as “personal data”, “personal information”, “personally identifiable information”, or any analogous terms under Data Protection Laws.

“Privacy and Data Security Policies” has the meaning set forth in Section 4.17(a).

“Proposed Changed Terms” has the meaning set forth in Section 6.02(h)(ii).

“Proxy Statement” has the meaning set forth in Section 4.04.

“Real Property Leases” means the leases, licenses, subleases and other occupancy agreements in respect of the real property which the Company or any Subsidiary holds a lease, sublease, license, or any other right of occupancy as of the date hereof (together with all amendments, extensions, renewals, guaranties, schedules, waivers or changes thereto).

“Related Party” means, with respect to any Person, any of such Person’s respective former, current and future Affiliates and any of such Person’s and such Affiliates’ respective former, current and future direct or indirect officers, directors, employees, Affiliates, equityholders, managers, members, directors, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors and assigns.

“Related Party Agreement” has the meaning set forth in Section 4.13(a)(ix).

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment.

“Representatives” means, with respect to any Person, its officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, advisors, Affiliates and other representatives.

“Required Information” means (a) all information included in the reports and other documents the Company files with the SEC under the Exchange Act and (b) such other historical and customary information regarding the Company and its Subsidiaries that is reasonably available to the Company from its books and records and prepared or maintained by the Company in the ordinary course of business (i) requested in writing by Parent or Intermediate or Debt Financing Sources to the extent that such information is reasonably necessary or customarily advisable in connection with the Debt Financing, of the type customarily included in an investor presentation or an offering memorandum for an offering of high-yield debt securities issued pursuant to Rule

144A as contemplated by any Debt Financing, or (ii) that is reasonably necessary in order for the Company’s independent auditors (and any other auditor to the extent that financial statements audited or reviewed by such auditors are or would be included in such offering memorandum) to deliver customary “comfort” (including “negative assurance” comfort and change period comfort), together with drafts of customary comfort letters that such independent auditors are prepared to deliver upon the “pricing” of any high-yield bonds being issued in connection with the Debt Financing, with respect to the financial information to be included in such offering memorandum (it being understood that auditor comfort letters, consents and drafts thereof shall not constitute Required Information and shall be addressed solely by Section 6.10(a)). Notwithstanding anything herein to the contrary, the Required Information shall not include any Excluded Information.

“Restraints” has the meaning set forth in Section 7.01(a).

“Reverse Termination Fee” means an amount equal to $22,234,650.

“Risk Factors” has the meaning set forth in ARTICLE IV.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Sanctioned Jurisdiction” means, at any time, a country, region or territory that is or whose government is the subject or target of country-wide sanctions (as of the date hereof, the Crimea region of Ukraine, Cuba, Iran, North Korea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any sanctions-related list of designated Persons maintained by the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, or by the United Nations Security Council, His Majesty’s Treasury or any other relevant Governmental Authority, (b) any Person located, operating, organized or resident in a Sanctioned Jurisdiction, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable Laws).

“Schedule 13E-3” has the meaning set forth in Section 6.09(a).

“SEC” has the meaning set forth in Section 4.04.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means any material misuse, compromise or unauthorized access, encryption, destruction, loss, alteration, acquisition or disclosure of any Personal Information or confidential information.

“Share Certificate” has the meaning set forth in Section 3.01(c).

“Software” means (a) all computer programs, whether in source code, object code, firmware or other form, including application programming interfaces, (b) design, development and testing elements and tools, including architecture, schematics, emulation and simulation reports, test vectors and hardware development tools, (c) databases and other compilations of data or information, including data files, test data and training data, whether machine readable or otherwise and (d) documentation, including user manuals, maintenance manuals and training materials, related to any of the foregoing.

“Solvent” means, when used with respect to any Person that, as of any date of determination, (a) the fair value of the assets of such Person and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair saleable value of the property of such Person and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and (d) such Person and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

“Special Committee” has the meaning set forth in the Recitals.

“Special Committee Recommendation” has the meaning set forth in the Recitals.

“Sponsor” means Luther King Capital Management Corporation.

“Sponsor Persons” means, collectively, LKCM Headwater Investments II, L.P., LKCM Headwater Investments IV, L.P., LKCM Private Discipline Master Fund, SPC PDLP Lawson, LLC, LKCM Investment Partnership, L.P., LKCM Micro-Cap Partnership, L.P., LKCM Core Discipline, L.P., 301 HW Opus Investors, LLC, LKCM TE Investors, LLC, Headwater Lawson Investors, LLC, and J. Bryan King.

“Stockholder Litigation” has the meaning set forth in Section 6.07.

“Subsidiary” means, with respect to any Person, (a) any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person or (b) of which such Person or one of its Subsidiaries is a general partner or managing member; provided, however, that the Company and the Subsidiaries of the Company shall not be deemed to be Subsidiaries of the Affiliated Stockholders.

“Superior Proposal” has the meaning set forth in Section 6.02(b)(iii).

“Surviving Corporation” has the meaning set forth in Section 2.01.

“Takeover Law” has the meaning set forth in Section 4.22.

“Takeover Proposal” has the meaning set forth in Section 6.02(b)(i).

“Tax Returns” means any reports, returns, information returns, filings, or claims for refund filed or required to be filed with a Governmental Authority in connection with Taxes, including any schedules or attachments thereto, and any amendments to any of the foregoing.

“Tax Sharing Agreements” means any and all existing written agreements or arrangements binding the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit (excluding any indemnity, sharing or similar agreements or arrangements where the inclusion of a Tax indemnification or allocation provision is customary or incidental and the primary nature of such agreement is not Tax sharing or indemnification).

“Taxes” means all U.S. federal, state, local, and non-U.S. taxes, imposts, levies, withholdings or other like assessments or charges, in each case, in the nature of a tax (including taxes based upon or measured by gross receipts, income, profits, sales, use or occupation and value added, ad valorem, transfer, franchise, withholding, payroll, employment and unemployment, excise and property taxes, net proceeds, turnover, real or personal property (tangible or intangible), customs, import and export, escheat, unclaimed property, goods and services, stamp, user, registration, recording, fuel, excess profits, interest equalization, windfall profits, severance, and social security or other taxes or fees) imposed by a Governmental Authority, whether disputed or not, together with all interest, penalties and additions to tax imposed with respect to such amounts (or attributable to the nonpayment thereof).

“Termination Fee” means an amount equal to $9,264,438.

“Third Party” means any Person or “group” (as defined under Section 13(d)(3) of the Exchange Act) of Persons, other than Parent, Intermediate, Merger Sub or any of their Affiliates or Representatives.

“Trade Secrets” means all know-how, trade secrets and confidential or proprietary information, including business and marketing plans and proposals, concepts, methods, practices, processes, standard operating procedures, designs, specifications, customer lists, supplier lists, Contract terms and pricing, Software source code and design information, research and development, technical information, inventions and discoveries, in each case, in any form or medium.

“Transaction Litigation” has the meaning set forth in Section 6.03(d).

“Underwater Option” has the meaning set forth in Section 3.03(b).

“Unvested Cash RSU” has the meaning set forth in Section 3.03(d).

“Unvested Company RSU” has the meaning set forth in Section 3.03(d).

“Vested Company Option” has the meaning set forth in Section 3.03(b).

“Vested Company RSU” has the meaning set forth in Section 3.03(a).

“Vested SPR” has the meaning set forth in Section 3.03(c).

“Voting Company Debt” has the meaning set forth in Section 4.02(c).

“Willful Breach” means a material breach of this Agreement that is the result of a willful or deliberate act or failure to act by a party hereto that actually knows that taking such act or failure to act would result in such a material breach.

ARTICLE II

THE MERGER

2.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger under the DGCL (the “Surviving Corporation”).

2.02 Closing. The closing of the Merger (the “Closing”) will take place as soon as practicable following (and in any event no later than 9:00 a.m., Central time, on the second Business Day following) the satisfaction (other than any that are by their nature to be satisfied at the Closing) or waiver (to the extent permitted by this Agreement and applicable Law) of the conditions set forth in ARTICLE VII, by means of a virtual Closing through electronic exchange of documents and signatures, unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

2.03 Effective Time. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Company shall file a certificate of merger with respect to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “DE SOS”) in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the DGCL. The Merger shall become effective on the date and time at which the Certificate of Merger has been duly filed with the DE SOS or at such other date and time as Parent and the Company shall agree in writing and as is specified in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time.”

2.04 Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall possess all properties, rights, privileges, powers and franchises of the Company and Merger Sub, and all of the claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.

2.05 Charter and Bylaws.

(a) At the Effective Time, the Company Charter shall be amended and restated in its entirety to read as set forth on Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended (subject to Section 6.06) as provided therein or by applicable Law.

(b) The Company shall take all necessary action so that, as of the Effective Time, the Company Bylaws shall be amended and restated in their entirety to read the same as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and as so amended and restated shall be the bylaws of the Surviving Corporation (except that references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation) until thereafter changed or amended (subject to Section 6.06) as provided therein or by applicable Law and the applicable provisions of the certificate of incorporation of the Surviving Corporation.

2.06 Directors and Officers of the Surviving Corporation.

(a) The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

(b) The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

2.07 Taking of Necessary Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the Surviving Corporation, the Board of Directors of the Surviving Corporation and officers of the Surviving Corporation shall take all such lawful and necessary action, consistent with this Agreement, on behalf of the Company, Merger Sub and the Surviving Corporation.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF SHARE CERTIFICATES;

EQUITY-BASED AWARDS

3.01 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Intermediate, Merger Sub or the holders of any shares of Company Common Stock or any shares of capital stock of Merger Sub:

(a) Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of the Surviving Corporation.

(b) Cancelation of Certain Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is beneficially owned, directly or indirectly, by Parent, Intermediate, Merger Sub or any of the Affiliated Stockholders at such time or held in the treasury of the Company or owned by any wholly owned Subsidiary of the Company, shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(c) Conversion of Company Common Stock. Each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than (i) shares of Company Common Stock to be canceled in accordance with Section 3.01(b) and (ii) Dissenting Shares, which shall be treated in accordance with Section 3.06 (such shares, the “Excluded Shares”)) shall be converted automatically into and shall thereafter represent only the right to receive an amount in cash equal to $35.00 per share, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate that immediately prior to the Effective Time represented any shares of Company Common Stock (each, a “Share Certificate”), or (y) a non-certificated share of Company Common Stock evidenced in book-entry form that immediately prior to the Effective Time represented any shares of Company Common Stock (each, a “Book-Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

3.02 Exchange Matters.

(a) Paying Agent. Prior to the Closing Date, Parent shall appoint (pursuant to an agreement reasonably acceptable to the Company) the Company’s transfer agent or another agent reasonably acceptable to the Company (the “Paying Agent”) as paying agent for the holders of shares of Company Common Stock in connection with the Merger. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in an amount sufficient to pay the aggregate Merger Consideration as required to be paid pursuant to Section 3.01(c) (such cash being hereinafter referred to as the “Exchange Fund”). The Exchange Fund shall not be used for any purpose other than the payment of the aggregate Merger Consideration as required to be paid pursuant to Section 3.01(c) and, in the event that the Exchange Fund shall at any time be insufficient to make the payments of the aggregate Merger Consideration as contemplated by this Agreement, Parent shall deposit additional funds with the Paying Agent in an amount sufficient to make all such payments.

(b) Payment Procedures. As promptly as reasonably practicable after the Effective Time (but in no event more than three Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Share Certificate or a Book-Entry Share not held, directly or indirectly, through the Depository Trust Company (“DTC” and such Book-Entry Shares, “Non-DTC Book-Entry Shares”) (i) a letter of transmittal, which shall specify with respect to any Share Certificates that delivery shall be effected, and risk of loss and title to the Share

Certificates shall pass, only upon proper delivery of such Share Certificates (or affidavit of loss in lieu thereof in accordance with Section 3.02(d)) to the Paying Agent and that shall otherwise be in customary form (including customary provisions with respect to delivery of an “agent’s message” with respect to Book-Entry Shares), and (ii) instructions for use in effecting the surrender of the Share Certificates or Non-DTC Book-Entry Shares in exchange for the Merger Consideration. Each holder of record of a Share Certificate or Non-DTC Book-Entry Share shall, upon surrender to the Paying Agent of such Share Certificate (or affidavit of loss in lieu thereof in accordance with Section 3.02(d)) or Non-DTC Book-Entry Share, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, be entitled to receive in exchange therefor the amount of cash that the number of shares of Company Common Stock previously represented by such Share Certificate or Non-DTC Book-Entry Share shall have been converted into the right to receive pursuant to Section 3.01(c) (less any required Tax withholdings pursuant to Section 3.02(g)), and the Share Certificate or Book-Entry Share so surrendered shall be canceled as promptly as reasonably practicable. With respect to shares of Company Common Stock held through DTC (“DTC Shares”), Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of DTC Shares in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this ARTICLE III. Each holder of record of a DTC Share, upon surrender to the Paying Agent of such DTC Share in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries pursuant to and in accordance with the immediately preceding sentence, shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check (or through such other form of payment as may be mutually agreed upon) in the amount of cash that such holder has the right to receive pursuant to Section 3.01(c) (less any required Tax withholdings pursuant to Section 3.02(g)). In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the Merger Consideration may be made to a Person other than the Person in whose name the Share Certificate so surrendered is registered if such Share Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay to the Paying Agent any transfer or other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Share Certificate or establish to the reasonable satisfaction of Parent and the Paying Agent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.02(b), each Share Certificate and/or Book-Entry Share (other than Excluded Shares) shall be deemed at any time from and after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration which the holder thereof has the right to receive in respect of such Share Certificate or Book-Entry Share pursuant to Section 3.01(c). No interest shall be paid or will accrue on any cash payable to holders of Share Certificates or Book-Entry Shares pursuant to the provisions of this ARTICLE III.

(c) Transfer Books; No Further Ownership Rights. The Merger Consideration paid in accordance with the terms of this ARTICLE III shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Share Certificates or Book-Entry Shares. From and after the Effective Time, the holders of shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided for in this Agreement or by applicable Law. At the close of business on the Closing Date, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate is presented to the Surviving Corporation for transfer, it shall be canceled against delivery of cash to the holder thereof as provided in this ARTICLE III.

(d) Lost, Stolen or Destroyed Share Certificates. If any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by Parent or the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as an indemnity against any claim that may be made against it with respect to such Share Certificate, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Share Certificate the applicable Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Share Certificate as contemplated by, and subject to the provisions of, this ARTICLE III.

(e) Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of the shares of Company Common Stock on the date that is six months after the date on which the Effective Time occurs shall be delivered to the Surviving Corporation (or its designee), upon demand, and any holders of the shares of Company Common Stock who have not theretofore complied with this Section 3.02 shall thereafter look only to the Surviving Corporation for payment of their claims for the Merger Consideration pursuant to the provisions of this ARTICLE III.

(f) No Liability. None of Parent, Intermediate, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash from the Exchange Fund delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Law. If any Share Certificate or Book-Entry Share shall not have been surrendered prior to the date on which the related Merger Consideration would escheat to or become the property of any Governmental Authority, any such Merger Consideration shall, to the extent permitted by applicable Law, immediately prior to such time become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(g) Withholding. Notwithstanding anything in this Agreement to the contrary, Merger Sub, Parent, the Surviving Corporation (and, if any withholding applicable to payments pursuant to Section 3.03 is made through a Subsidiary of the Surviving Corporation, any such Subsidiary) and the Paying Agent (and any Affiliate thereof or any other withholding agent) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock (or any holder of a Equity-Based Award) such amounts as Merger Sub, Parent, the Surviving Corporation (and, if any withholding applicable to payments pursuant to Section 3.03 is made through a Subsidiary of the Surviving Corporation, any such Subsidiary), Parent or the Paying Agent (or such Affiliate thereof or other such withholding agent) are required to deduct and withhold with respect to the making of such payment under the Code or any provision of Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock or the holder of the Equity-Based Award, as the case may be, in respect of which such deduction and withholding was made.

(h) Investment of Exchange Fund. The Paying Agent shall invest the cash in the Exchange Fund as directed by Parent; provided, however, that such investments, if made, must be made in (i) short-term direct obligations of the U.S., (ii) short-term obligations for which the full faith and credit of the U.S. is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Any interest and other income resulting from such investments shall be paid to Parent. Nothing contained herein and no investment losses resulting from investment of the Exchange Fund shall diminish the rights of any holder of Share Certificates or Book-Entry Shares to receive the Merger Consideration, in each case, as provided herein.

3.03 Treatment of Equity-Based Awards. Except as otherwise agreed in writing by Parent and a holder of an Equity-Based Award, the Equity-Based Awards will be treated as follows:

(a) Each restricted stock unit with respect to Company Common Stock granted under an Equity Plan or otherwise (each, a “Company RSU”) outstanding immediately prior to the Effective Time that is (i) vested as of immediately prior to the Effective Time (but not yet settled) or that automatically vests as a result of the transactions contemplated by this Agreement in accordance with its terms and without the exercise of any discretion (each, a “Vested Company RSU”) or (ii) held by a current or former nonemployee director of the Company as of immediately prior to the Effective Time, whether vested (but not yet settled) or unvested (each, a “Director RSU”), shall, as of the Effective Time, without any action on the part of any Person, be canceled, and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest and subject to applicable withholding Taxes, equal to the product, rounded to the nearest cent, of (x) the number of shares of Company Common Stock subject to such Vested Company RSU or Director RSU, as applicable, immediately prior to the Effective Time and (y) the Merger Consideration.

(b) Each option to purchase shares of Company Common Stock granted under an Equity Plan or otherwise (each, a “Company Stock Option”) that is outstanding immediately prior to the Effective Time that vested as of immediately prior to the Effective Time (but not yet settled) or that automatically vests as a result of the transactions contemplated by this Agreement in accordance with its terms and without the exercise of any discretion (each, a “Vested Company Option”), shall, as of the Effective Time, without any action on the part of any Person, vest and be canceled, and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest and subject to applicable withholding Taxes, equal to the product of (i) the number of shares of Company Common Stock for which such Vested Company Option has not then been exercised and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Vested Company Option; provided, however, that each Company Stock Option (whether or not such Company Stock Option is a Vested Company Option) for which the exercise price is greater than or equal to the Merger Consideration (each, an “Underwater Option”) shall be terminated and cancelled for no payment without further action on the part of any Person.

(c) Each stock performance right granted under an Equity Plan or otherwise (each, a “Company Stock Performance Right”) that is outstanding immediately prior to the Effective Time (but not yet settled) (each, a “Vested SPR”), shall, as of the Effective Time, without any action on the part of any Person, be canceled, and the holder thereof shall then become entitled to receive, in full satisfaction of the rights of such holder with respect thereto solely, an amount in cash, without interest and subject to applicable withholding Taxes, equal to the product of (i) the number of shares of Company Common Stock for which such Vested SPR has not then been exercised and (ii) the excess of the Merger Consideration over the per share exercise price of such Vested SPR.

(d) At the Effective Time, each Company RSU other than a Vested Company RSU or a Director RSU (each, an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, cease to represent a restricted stock unit with a right to be settled with a share of Company Common Stock and shall be converted into a number of restricted units with a right for each such restricted unit to be settled in cash in an amount equal to the Merger Consideration (each, an “Unvested Cash RSU”). Except as specifically provided above, at and following the Effective Time, each such Unvested Cash RSU shall continue to be governed by the same vesting terms and conditions as were applicable to the applicable Unvested Company RSU immediately prior to the Effective Time.

(e) At the Effective Time, each stock unit credited to the equity award deferral account of a participant under the Company Executive Deferral Plan (each, a “Company Stock Unit”) shall, automatically and without any required action on the part of the holder thereof, cease to represent a stock unit with a right to be settled with a share of Company Common Stock and shall be converted into an account credit in an amount equal to the Merger Consideration, credited to such participant’s account balance in the Company Executive Deferral Plan, which may then, after the Effective Time, be hypothetically invested in one or more measurement funds by the participant as provided under the terms of the Company Executive Deferral Plan. Such amount shall represent an unfunded obligation of the Company to make cash payment(s) at such time and in such form to such participant as required pursuant to the terms of the Company Executive Deferral Plan. Except as specifically provided above, at and following the Effective Time, such amounts deferred in the Company Executive Deferral Plan shall remain subject to the terms of the Company Executive Deferral Plan.

3.04 Payments with Respect to Equity-Based Awards; Company Actions.

(a) Promptly after the Effective Time (but in any event, not later than 30 days following the Effective Time), the Surviving Corporation shall pay to the holders of the Equity-Based Awards through its payroll systems, any amounts due pursuant to Section 3.03; provided, however, that to the extent any such payment relates to any Equity-Based Awards that are nonqualified deferred compensation subject to Section 409A of the Code, the Surviving Corporation shall make such payment as set forth above or, if later, at the earliest time permitted under, and in accordance with, the terms of the applicable award agreement or other relevant documents permitted in accordance with Section 409A of the Code.

(b) At or prior to the Effective Time, the Company, the Board and any authorized committee of the Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of Section 3.03. The Company shall take all actions necessary to ensure that, from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver shares of Company Common Stock or other capital stock of the Company to any person pursuant to or in settlement of Equity-Based Awards or any other awards under any Equity Plans or the Company Executive Deferral Plan.

3.05 Adjustments. Notwithstanding any provision of this ARTICLE III to the contrary, between the date hereof and the Effective Time, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock split, reverse share split, dividend (including any dividend or other distribution of securities convertible into shares of Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Merger Consideration and any other amounts payable pursuant to this ARTICLE III shall be equitably adjusted to reflect such stock split, reverse share split, dividend (including any dividend or other distribution of securities convertible into shares of Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change; provided, however, that (a) nothing in this Section 3.05 shall be construed to permit the Company to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement and (b) share repurchases and grants of equity compensation solely to the extent expressly permitted by the terms of this Agreement, shall not result in any adjustment to the Merger Consideration.

3.06 Appraisal Rights.

(a) Notwithstanding anything in this Agreement to the contrary, if required by the DGCL (but only to the extent required thereby) any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted such shares of Company Common Stock in favor of the adoption of this Agreement and who are entitled to and have properly demanded appraisal rights with respect thereto in accordance with Section 262 of the DGCL, have complied in all respects with Section 262 of the DGCL and have not effectively withdrawn such demand (collectively, “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration as provided in Section 3.01(c), unless and until such Person shall have effectively withdrawn or otherwise lost or failed to perfect such Person’s right to appraisal or payment under the DGCL, at which time such shares of Company Common Stock shall be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration as provided in Section 3.01(c), without interest and after giving effect to any required Tax withholdings pursuant to Section 3.02(g), and such shares of Company Common Stock shall not be deemed Dissenting Shares, and such holder thereof shall cease to have any other rights with respect to such shares of Company Common Stock. Each Dissenting Share shall no longer be outstanding, shall automatically be cancelled and extinguished and shall cease to exist at the Effective Time, and each holder of Dissenting Shares shall be entitled to receive only the payment of the fair value of such Dissenting Shares in accordance with the provisions of, and as provided by, Section 262 of the DGCL with respect to such Dissenting Shares unless and until such Person shall have effectively withdrawn or otherwise lost or failed to perfect such Person’s right to appraisal or payment under the DGCL.

(b) The Company shall give prompt written notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock (and any withdrawals or attempted withdrawals of such demands) as well as copies of any instruments, notices or demands served pursuant Section 262 of the DGCL. Parent, Intermediate and Merger Sub shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior approval of the Special Committee and prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands or notices of dissent, waive any failure to timely deliver a written demand for appraisal under the DGCL, approve any withdrawal of any such demands or otherwise agree to do any of the foregoing. Prior to the Effective Time, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or notices of dissent or offer to settle or settle any such demands or notices. For purposes of this Section 3.06(b), “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such demands (which the Company will consider in good faith) but will not be afforded any decision-making power or other authority over such demands except for Parent’s right to consent set forth in this Section 3.06(b).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (x) as disclosed in any report, schedule, exhibit, form, statement or other document filed with, or furnished to, the SEC by the Company, in each case, after January 1, 2024 and publicly available at least one Business Day prior to the date of this Agreement (collectively, the “Filed SEC Documents”) (but excluding any disclosures contained under the captions “Risk Factors” or “Forward Looking Statements” and any other disclosures contained therein that are similarly predictive, cautionary or forward looking in nature) (it being understood that this clause (x) shall not be applicable to Section 4.02 (Capital Structure) and Section 4.03(a)-(d) (Authority)), or (y) subject to Section 9.12(d), as set forth in the confidential disclosure letter delivered by the Company to Parent, Intermediate and Merger Sub concurrently with or prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being acknowledged and hereby agreed that disclosure of any information in any section or subsection of the Company Disclosure Letter shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Company Disclosure Letter only to the extent that the relevance thereof is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent, Intermediate and Merger Sub as follows:

4.01 Organization; Standing.

(a) The Company is a corporation duly organized and validly existing under the Laws of the State of Delaware, is in good standing with the DE SOS and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted and to own, lease and operate its assets and properties, except (other than with respect to the Company’s due organization and valid existence in Delaware) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Charter Documents have been made available to Parent, in each case, as in full force and effect on the date of this Agreement, and no amendments are pending with respect thereto and each of the Company and its Subsidiaries, as applicable, is not in violation of any terms thereof, except where any such violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Section 4.01(b) of the Company Disclosure Letter lists the name of each Subsidiary of the Company and the jurisdiction of organization thereof. All the outstanding shares of capital stock or other voting securities of, or other equity interests in, each Subsidiary of the Company have been duly authorized, validly issued and are fully paid and nonassessable and are not subject to any preemptive rights and are owned, directly or indirectly, by the Company free and clear of all Liens, other than Permitted Liens. Except for its interests in its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other equity interests in, any corporation, partnership, joint venture, association or other entity. There are no outstanding or authorized options, warrants, rights (including preemptive rights) stock, stock appreciation rights, calls, puts, convertible or exchangeable securities, stock-based performance units, subscriptions, Contracts or undertakings of any kind to which any Subsidiary of the Company is a party or by which any of them is bound (i) obligating any such Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of or equity interests in, or any security convertible or exchangeable for any shares of capital stock or other voting securities of or equity interest in, any Subsidiary of the Company, (ii) obligating any such Subsidiary to issue, grant or enter into any such option, warrant, right, security, unit, Contract or undertaking, or (iii) that give any Person the right to receive any economic interest of a nature accruing to the holders of capital stock of any of the Company’s Subsidiaries.

4.02 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 70,000,000 shares of Company Common Stock and (ii) 500,000 shares of preferred stock, $1.00 par value per share, of the Company (“Company Preferred Stock”). At the close of business on July 14, 2026 (the “Measurement Time”), (A) 46,255,422 shares of Company Common Stock were issued and outstanding, (B) 1,697,787 shares of Company Common Stock were issued and held by the Company in its treasury, (C) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury, (D) 2,258,658 shares of Company Common Stock were underlying the outstanding Company Stock Options, (E) 424,717 shares of Company Common Stock were underlying the outstanding Company RSUs, (F) 3,123,112 additional shares of Company Common Stock were reserved for issuance pursuant to the Equity Plans, (G) 26,754 shares of Company Common Stock were underlying the outstanding Company Stock Performance Rights and (H) 115,988 shares of Company Common Stock were underlying the Company Stock Units in the Company Executive Deferral Plan. Except as set forth above, as of the Measurement Time, no shares of capital stock in the Company were issued, reserved for issuance or outstanding or subject to outstanding awards under the Equity Plans.

(b) Since the Measurement Time, (i) there have been no issuances by the Company of shares of capital stock or other voting securities of or equity interests in the Company (including Equity-Based Awards), other than issuances of shares of Company Common Stock pursuant to Company Stock Options and vesting of Company RSUs outstanding as of the Measurement Time, and (ii) there have been no issuances by the Company of options, warrants, rights (including preemptive rights), calls, puts, convertible or exchangeable securities, stock-based performance units, subscriptions or other rights to acquire shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company or other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock. All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

(c) Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness, the holders of which have the right to vote (or which are convertible into, exchangeable into or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote (“Voting Company Debt”). Except as set forth in Section 4.02(c) of the Company Disclosure Letter or as otherwise set forth above, as of the Measurement Time, there were no options, warrants, rights, convertible or exchangeable securities, stock-based performance units, phantom units, stock appreciation rights, Contracts, agreements, arrangements or undertakings of any kind to which the Company is a party or by which the Company is bound (i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of or equity interests in, or any security convertible or exchangeable for any shares of capital stock or other voting securities of or equity interest in, the Company or of any of its Subsidiaries or any Voting Company Debt, (ii) obligating the Company to issue, grant or enter into any such option, warrant, right, security, unit, Contract, agreement, arrangement or undertaking, or (iii) that give any Person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock, and since the Measurement Time, none of the foregoing has been issued, agreed or entered into. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock or options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock or voting securities of or equity interests in the Company, other than pursuant to the Equity Plans. There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

(d) All Equity-Based Awards are evidenced by written award agreements, in each case, substantially in the forms that have been made available to Parent, except that such agreements may differ from such forms with respect to the number of Company Stock Options and Company RSUs or shares of Company Common Stock covered thereby, the exercise price (if applicable), the vesting schedule, the expiration date applicable thereto and other similar terms.

(e) Section 4.02(e) of the Company Disclosure Letter contains a correct and complete list, as of the Measurement Time, of the name (or employee identification number) of each holder of Equity-Based Awards, the issue or grant date of each such Equity-Based Award, the number of shares of Company Common Stock such holder is entitled to receive upon the exercise of each Company Stock Option and settlement of each Company RSU and, in the case of any Company Stock Option, the corresponding exercise price, the expiration date of each Company Stock Option, the vesting schedule of each Equity-Based Award and the Equity Plan under which any Company Stock Option was granted and whether such Company Stock Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

4.03 Authority; Noncontravention.

(a) The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and, assuming the representations and warranties set forth in Section 5.09 (Ownership of Equity of the Company) are true and correct and, subject to the receipt of the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement, and, assuming the representations and warranties set forth in Section 5.09 (Ownership of Equity of the Company) are true and correct, the consummation by it of the transactions contemplated by this Agreement, have been duly authorized by the Board and, except for obtaining the Company Stockholder Approval and filing the Certificate of Merger with the DE SOS pursuant to the DGCL, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by the Enforceability Exceptions.

(b) The Special Committee, at a meeting duly called and held has unanimously (i) determined that (A) this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, the Company and the Disinterested Stockholders and (B) it is advisable and in the best interests of the Company and the Disinterested Stockholders for the Company to enter into this Agreement and consummate the transactions contemplated hereby and (ii) made the Special Committee Recommendation. The Special Committee Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.

(c) The Board, at a meeting duly called and held, acting upon the Special Committee Recommendation, with certain directors recusing themselves from the vote, has (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, the Company and its stockholders, including the Disinterested Stockholders, (ii)

determined that it is advisable and in the best interests of the Company and its stockholders, including the Disinterested Stockholders, for the Company to enter into this Agreement and consummate the transactions contemplated hereby, (iii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants under this Agreement and the consummation of the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, (iv) made the Company Board Recommendation and (v) directed that this Agreement and the transactions contemplated hereby be submitted to the stockholders of the Company for adoption and approval. The Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.

(d) The Company Requisite Stockholder Approvals are the only votes of the holders of any class or series of shares of or capital stock of the Company necessary to adopt this Agreement, approve the transactions contemplated hereby and consummate the transactions contemplated hereby.

(e) The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated by this Agreement, and compliance with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, first offer, first refusal, modification or acceleration of any material right or obligation or to the loss of a material benefit under, or result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries under (other than any such Lien created as a result of any action taken by Parent, Intermediate, or Merger Sub), or result in any loss, suspension, limitation or impairment of any right of the Company or any of its Subsidiaries to own or use any assets for the conduct of their respective businesses under, any provision of (i) the Company Charter Documents or the comparable organizational documents of any of its Subsidiaries, or (ii) (A) any Company Material Contract and any Permit to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound or (B) subject to the filings and other matters referred to in Section 4.04, any Law or Governmental Order, in each case, applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of the foregoing clause (ii), any such conflicts, violations, breaches, defaults, rights, losses, Liens, suspensions, limitations or impairments that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.04 Governmental Approvals. Except for (a) compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the Company Stockholders’ Meeting (as amended or supplemented from time to time in accordance with the terms hereof, the “Proxy Statement”) and the Schedule 13E-3, (b) compliance with the rules and regulations of the NASDAQ Global Select Market (“Nasdaq”), (c) the filing of the Certificate of Merger with the DE SOS pursuant to the DGCL and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (d) filings required or advisable under, and compliance with other applicable requirements of the HSR Act or any other Antitrust Laws, and (e) compliance with any applicable state securities or “blue sky” laws, no consent, approval, license, permit or authorization of, or filing, declaration, notification or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated by this Agreement, other than such other consents, approvals, licenses, permits, authorizations, filings, declarations, notifications or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.05 Company SEC Documents; Undisclosed Liabilities.

(a) The Company has filed all reports, schedules, forms, statements and other documents with the SEC required to be filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2024 (the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates or, if amended or supplemented prior to the date hereof, the date of the filing of such amendment or supplement, with respect to the portion that are amended or supplemented (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable thereto, the applicable requirements of Nasdaq and the Sarbanes-Oxley Act of 2002. Except to the extent amended or superseded by a subsequent filing with the SEC prior to the date of this Agreement, as of such respective dates, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the Exchange Act. As of the date hereof, there are no outstanding or unresolved comments from the SEC staff with respect to any of the Company SEC Documents.

(b) Each of the audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the Company SEC Documents when filed complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited quarterly statements, to the extent permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end adjustments and the absence of footnotes).

(c) Except to the extent specifically reflected or reserved against in the consolidated balance sheet of the Company set forth in the Company’s Form 10-K for the year ended December 31, 2025, none of the Company or any of its Subsidiaries has any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise) of any nature, and there is no existing condition, situation, or set of circumstances that would reasonably be expected to result in any such liabilities or obligations, except liabilities and obligations that (i) were incurred since the date of such balance sheet in the ordinary course of business or (ii) are incurred directly as a result of the transactions contemplated by this Agreement.

(d) Internal Controls.

(i) The Company and its Subsidiaries have established and maintained a system of internal control over financial reporting (as defined in Rule 13a-15(f) promulgated under the Exchange Act), which are designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. Since January 1, 2024, neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm, has identified or been made aware of (A) any “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, (B) any fraud, whether or not material, that involves (or involved) the management or other employees of the Company who have (or had) a significant role in the Company’s internal controls or (C) any claims or allegations regarding the foregoing clauses (A) and (B), in each case which has not been subsequently remediated.

(ii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) promulgated under the Exchange Act), which are designed to ensure that material information relating to the Company required to be included in reports filed under the Exchange Act, including its consolidated Subsidiaries, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, including that such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer, and such disclosure controls and procedures are effective to allow for timely decisions by the Company’s principal executive officer and its principal financial officer regarding material information required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act.

(iii) Since January 1, 2024, neither the Company nor any of its Subsidiaries has made any prohibited loans or similar arrangements to any executive officer of the Company (as defined in Rule 3b-7 promulgated under the Exchange Act) or director of the Company. There are no outstanding loans or similar arrangements, or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 promulgated under the Exchange Act) or director of the Company.

(e) Since January 1, 2024, the Company has complied with the applicable listing requirements and corporate governance rules and regulations of Nasdaq.

4.06 Absence of Certain Changes. Since December 31, 2025, (a) the Company and its Subsidiaries have conducted their businesses in all material respects only in the ordinary course of business, (b) there has not been any change, effect, event, circumstance, occurrence or fact that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (c) except as set forth on Section 4.06(c) of the Company Disclosure Letter, there has not been any action or event nor any authorization, commitment or agreement by the Company or any of its Subsidiaries with respect to any action or event that, if taken or if it occurred after the date hereof, would be prohibited by Section 6.01.

4.07 Legal Proceedings. There is no, and since January 1, 2024 there has been no, suit, claim (or counterclaim), litigation, action, charge, complaint, audit, investigation, arbitration, inquiry, mediation, grievance or other proceeding brought, conducted or heard by or before any court or other Governmental Authority, arbitrator or mediator or arbitration or mediation panel (each, an “Action”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective businesses or assets that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. As of the date hereof, there is no Action pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective businesses or assets that, individually or in the aggregate, challenges the validity or propriety, or seeks to prevent, materially impair or materially delay the consummation of the Merger or any other transaction contemplated by this Agreement. There is no, and since the date three years immediately prior to the date hereof there has been no, Action pending on behalf of the Company or any of its Subsidiaries against a Third Party which would reasonably be expected to have a Material Adverse Effect. There is no Governmental Order outstanding against the Company or any of its Subsidiaries that, individually or in the aggregate, (x) prohibits or restricts the Company or any of its Subsidiaries from engaging in or otherwise conducting its business as presently or proposed to be conducted or (y) would reasonably be expected to have a Material Adverse Effect.

4.08 Compliance with Laws; Permits.

(a) Each of the Company and its Subsidiaries is, and has at all times since January 1, 2024 been, in compliance with all Laws applicable to the Company, its Subsidiaries and the Company’s and its Subsidiaries’ business or operations and, to the Company’s Knowledge, no condition or state of facts exists that is reasonably likely to give rise to a violation of, or a liability or default under any applicable Law or Governmental Order, in each case, other than as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries possesses and is in compliance with all franchises, tariffs, approvals, clearances, grants, authorizations, certifications, representations, registrations (whether granted or pending), licenses, exemptions, permits, easements, variances, certificates, orders and consents of Governmental Authorities relating to the industries in which the Company and each of its Subsidiaries operate or necessary for each of them to own, lease and operate its properties and to lawfully conduct its business as presently conducted (collectively, “Permits”), except where the failure to be in possession of or be in compliance with such Permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company or any of its Subsidiaries has, since January 1, 2024, received written notice from a Governmental Authority that any such Permits will be suspended, terminated or materially modified.

(b) None of the Company or its Subsidiaries has received any written notice regarding any actual or alleged violation of, or failure to comply with, any Permit or any Law, applicable to the Company, its Subsidiaries or by which any properties or assets owned or used by the Company or any of its Subsidiaries are bound or affected, except where such suspension, cancellation or noncompliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) The Company maintains a code of conduct, a true and correct copy of which has been provided to Parent. The Company is, and since January 1, 2024, has been, in compliance with its code of conduct, except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) The Company, its Subsidiaries and their respective Affiliates and Representatives (with respect to Representatives, acting in their capacities as such on behalf of the Company and its Subsidiaries) are, and since January 1, 2024, have been, in compliance with (i) applicable International Trade Laws, including obtaining any licenses, registrations, or other authorizations necessary for compliance with such International Trade Laws, and (ii) all applicable Anti-Corruption Laws and Anti-Money Laundering Laws except, in each case, where any such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) None of the Company, its Subsidiaries or any of their respective Affiliates or Representatives is or has been (i) a Sanctioned Person, or (ii) since January 1, 2024, directly or indirectly unlawfully operating in, conducting business with, or engaging in any dealings with any Sanctioned Person or in any Sanctioned Jurisdiction, or that would otherwise be in material violation of applicable International Trade Law.

(f) None of the Company, its Subsidiaries or any of their respective Affiliates or Representatives (with respect to Representatives, acting in their capacities as such on behalf of the Company or its Subsidiaries), is or has been, since January 1, 2024, the subject of any Action or (to the Knowledge of the Company) investigation or enforcement action involving any International Trade Laws, Anti-Corruption Laws, or Anti-Money Laundering Laws.

(g) The Company and its Subsidiaries maintain in effect policies and procedures reasonably designed to promote compliance with International Trade Laws, which include adequate controls over physical, visual, and electronic access to export controlled information and technology to ensure that access by foreign Persons, wherever located, is restricted as required by applicable International Trade Laws.

(h) None of the Company, its Subsidiaries or any of their respective Affiliates or Representatives, has (i) made an offer, payment, promise to pay or authorization or approval of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value, directly or indirectly, to any Person, including any “foreign person” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977), to obtain or retain business, to direct business to any of the Company, its Subsidiaries or to any other Person or to secure any improper advantage, in each case, in violation of any applicable Anti-Corruption Law or (ii) acted in any other manner that would constitute or give rise to a material violation of any applicable Anti-Corruption Law.

4.09 Tax Matters.

(a) The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) with the appropriate Governmental Authority all material Tax Returns required to be filed by it, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects and have been prepared in substantial compliance with applicable Law.

(b) All material Taxes owed by the Company or any of its Subsidiaries that are due and payable have been timely paid or have been adequately reserved against in accordance with GAAP.

(c) Each of the Company and its Subsidiaries has timely paid or withheld with respect to their employees and other third Persons (and paid over any amounts withheld to the appropriate Tax authority) all material Taxes required to be paid or withheld.

(d) As of the date hereof, neither the Company nor any of its Subsidiaries is currently subject to or has received written notice from any Governmental Authority of any audits, examinations, investigations, proposed adjustments, claims or other proceedings in respect of any Taxes.

(e) In the past three years, no written claim has been made by a Governmental Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to income or other material taxation in that jurisdiction.

(f) Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) or any distribution that otherwise constitutes part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transaction herein.

(g) In the past three years, neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company) or has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local or non-U.S. Law) or as a transferee or successor, other than ordinary course commercial agreements not primarily related to Taxes.

(h) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any material obligation under, any Tax sharing, allocation or indemnification agreement other than (i) agreements solely among the Company and its Subsidiaries and (ii) customary Tax indemnification provisions in any Contract the primary purpose of which does not relate to Taxes.

(i) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of any income or other material Taxes or agreed to any extension of time with respect to an assessment or deficiency for any income or other material Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course) that is still in effect.

(j) Neither the Company nor any of its Subsidiaries has participated in (within the meaning of Treasury Regulations Section 1.6011-4(c)(3)) any “reportable transaction” as defined in Section 6707A(c)(1) of the Code and Treasury Regulation Section 1.6011-4(b).

(k) Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its Subsidiaries (or the Surviving Corporation as a result of this transaction) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning or ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or non-U.S. Law) or other written agreement with a Governmental Authority regarding Taxes or Tax matters; (iii) installment sale or open transaction disposition made prior to the Closing Date; (iv) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; (v) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (vi) election under Code Section 965(h) (or any corresponding provision of applicable Law) made in a period or portion thereof ending on or prior to the Closing Date; (vii) gain recognition agreement under Code Section 367 (or any corresponding provisions of applicable Law); or (viii) intercompany transaction entered into prior to the Closing Date or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding provisions of applicable Law).

(l) There are no Liens (other than Permitted Liens) for Taxes on any asset of the Company or any of its Subsidiaries.

(m) Section 4.09(m) of the Company Disclosure Letter sets forth the U.S. federal income tax classification and jurisdiction of formation of each of the Company and its Subsidiaries.

(n) The Company and each of its Subsidiaries has (i) timely paid all material sales and use Taxes required to be paid under applicable Law, (ii) properly collected and remitted all material sales and use Taxes required under applicable Law and (iii) for all sales that are exempt from sales Taxes and that were made without charging or remitting sales or similar Taxes, received and retained any appropriate Tax exemption certificates and other documentation qualifying such sale as exempt.

4.10 Insurance. Each of the Insurance Policies is valid, outstanding, enforceable and in full force and effect as of the date hereof. All premiums due and payable under such policies have been paid during the 12-month period prior to the date of this Agreement, and there are no defaults under any Insurance Policies by the Company or any of its Subsidiaries, except where any such default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since January 1, 2024, none of the Company or any of its Subsidiaries has received any written notice of cancellation relating to any Insurance Policies, and there are no claims pending under any Insurance Policies for which coverage has been denied or disputed by the applicable insurance carrier (other than pursuant to a customary reservation of rights notice), except where any such claim would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Section 4.10, “Insurance Policies” mean the material policies for insurance maintained by or for the benefit of the Company or its Subsidiaries that are used for, held for use in, or otherwise related to the respective businesses of the Company and its Subsidiaries (other than any Insurance Policy maintained in connection with a Benefit Plan).

4.11 Real Property; Personal Property.

(a) With respect to each of the Real Property Leases, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the Company or the applicable Subsidiary holds a valid and enforceable leasehold interest in such Leased Real Property, in each case free and clear of all Liens, except Permitted Liens; (ii) each associated Real Property Lease is valid, binding and in full force and effect against the Company or the Subsidiary, as applicable, and to the Knowledge of the Company, the other parties thereto, and is enforceable by the Company or the Subsidiary, as applicable, in accordance with its terms, subject to the Enforceability Exceptions; (iii) neither the Company (or the Subsidiary, as applicable) nor, to the Knowledge of the Company, any other party to a Real Property Lease, is in material default or breach of such Real Property Lease; (iv) no event has occurred which (with notice, lapse of time or both) would constitute a material breach or default thereunder by the Company (or the Subsidiary, as applicable) or, to the Knowledge of the Company, any other party thereto; (v) neither the Company nor any Subsidiary is a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any Leased Real Property or any portion thereof; (vi) the other party to the associated Real Property Lease is not an Affiliate of the Company or any Subsidiary, and otherwise does not have any economic interest in, the Company or any Subsidiary; and (vii) neither the Company nor any Subsidiary has collaterally assigned or granted any security interest in any Leased Real Property or any interest therein.

(b) The Company or one of its Subsidiaries, as applicable, has fee title to all of the Owned Real Property of such Person, free and clear of any Lien other than Permitted Liens. Neither the Company nor any of its Subsidiaries have leased or otherwise granted to any Person the right to use or occupy any portion of the Owned Real Property, and there are no outstanding options, rights of first offer or rights of first refusal to purchase any Owned Real Property or any portion thereof or interest therein. Neither the Company nor any of the Subsidiaries are a party to any Contract providing the Company or any Subsidiary with the right or obligation to purchase from another Person any real property or any interest in real property.

(c) All buildings, structures, improvements, fixtures, building systems, machinery and equipment, and all components thereof, included in the Leased Real Property and the Owned Real Property (the “Improvements”) are in adequate condition and repair and sufficient for the current operation of the business of the Company and the Subsidiaries, subject to normal wear and tear. To the Knowledge of the Company, there are no structural deficiencies or latent defects affecting any of the Improvements (ordinary wear and tear excepted) that would materially impair the current operation of the Company’s business. None of the Leased Real Property or the Owned Real Property has been materially damaged or destroyed by fire or other casualty that has not been restored. There is no condemnation, expropriation or other proceeding in eminent domain pending affecting Owned Real Property and to the Knowledge of the Company, any Leased Real Property, nor, to the Knowledge of the Company, is any such condemnation, expropriation or other proceeding in eminent domain threatened, affecting Owned Real Property or any Leased Real Property.

4.12 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(a) The Company and each of its Subsidiaries are, and since January 1, 2024 have been, in compliance with applicable Environmental Laws;

(b) The Company and each of its Subsidiaries hold, and since January 1, 2024 have held, all Permits under Environmental Laws required for each of their operations and since January 1, 2024 have been in compliance with all applicable terms and conditions of such Permits;

(c) Since January 1, 2024, neither the Company nor any of its Subsidiaries have received any written notice that remains unresolved and asserts Liability arising from or relating to any Hazardous Substances or alleged violation of Environmental Law;

(d) There is no Action pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries that arises out of Environmental Laws;

(e) Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company any other Person, has caused or contributed to any Release of Hazardous Substances at, on or from any location (including any real property currently or formerly owned, leased or operated by any of the Company or any of its Subsidiaries) that would reasonably be expected to result in Liability being imposed upon any of the Company or any of its Subsidiaries under applicable Environmental Laws;

(f) Neither the Company nor any of its Subsidiaries are subject to any outstanding obligations pursuant to a consent decree, order or settlement pursuant to any Environmental Law; and

(g) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries have exposed any Person to any Hazardous Substances in connection with the use, application, malfunction, defect, design, operation, performance or suitability of any product of the Company or its Subsidiaries or service of the Company or its Subsidiaries in a manner that would reasonably be expected to result in Liability being imposed upon the Company or any of its Subsidiaries under applicable Environmental Laws.

4.13 Material Contracts.

(a) Section 4.13(a) of the Company Disclosure Letter sets forth a list of all of the following Contracts to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or any of their respective assets is bound as of the date hereof (each, a “Company Material Contract”):

(i) any Contract that limits, in any material respect, the freedom or ability of the Company or any of its Subsidiaries to conduct any line of business or compete with any Person in any geographical area or that grants any customer or supplier of the Company or any of its Subsidiaries exclusivity or a right to “most favored nation” pricing terms;

(ii) any Contract for the sale of any of the assets of the Company or any of its Subsidiaries (other than the sale of inventory or rental equipment in the ordinary course of business consistent with past practice) for consideration in excess of $1,000,000;

(iii) any Contract with a Company Significant Supplier or a Company Significant Customer (other than purchase orders or invoices entered into in the ordinary course of business);

(iv) any Contract that relates to a partnership, joint venture, strategic alliance, limited liability company, research and development project or similar arrangement or relates to the formation, creation, operation, management or control of any such partnership, joint venture, strategic alliance, limited liability company or research and development project;

(v) any Contract relating to the acquisition or disposition (by merger, purchase of stock or assets or otherwise) by any of the Company or any of its Subsidiaries of any operating business or material assets or the capital stock of any other Person that contains material ongoing obligations or Liabilities of the Company or any of its Subsidiaries;

(vi) any Contract relating to (A) the incurrence, assumption or guarantee of any Indebtedness or (B) imposing a Lien (other than a Permitted Lien) on any of the material assets or properties of any of the Company or any of its Subsidiaries, in each case, having a principal amount in excess of $1,000,000;

(vii) any Contract (A) involving the licensing or sublicensing of Intellectual Property to the Company or any of its Subsidiaries (other than any Incidental License), (B) pursuant to which the Company or any of its Subsidiaries licenses to any Third Party any Owned Company Intellectual Property (other than any non-exclusive outbound license entered into in the ordinary course of business or any standard non-disclosure, confidentiality and consulting agreements entered into in the ordinary course of business), (C) involving agreements between the Company or any of its Subsidiaries and any Third Party (other than an inventions assignment agreement with an employee of the Company or any of its Subsidiaries on the Company’s or its Subsidiaries’ standard form) relating to the development of any Intellectual Property for the Company or any of its Subsidiaries that is used in and material to the business or operations of the Company or any of its Subsidiaries, or (D) involving consents, settlements, decrees, orders, injunctions, judgments or rulings governing the use, validity or enforceability of Owned Company Intellectual Property;

(viii) any Contract under which the Company or any of its Subsidiaries is obligated to make any capital commitment or expenditure in excess of $1,000,000 individually or $2,000,000 in the aggregate;

(ix) any Contract that is between the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors (or any such Person’s Affiliates) or any Person that holds or owns, directly or indirectly, five percent (5%) or more of the shares of the Company’s capital stock (or any Affiliates of such Person) on the other hand (each, a “Related Party Agreement”);

(x) any Collective Bargaining Agreement;

(xi) any Contract that is a lease of, or permits any third party to hold or operate, any tangible property (other than real property), owned or controlled by the Company or any of its Subsidiaries, except for any Contract under which the aggregate annual rental payments do not exceed $1,000,000;

(xii) any Contract related to the agreement to settle or compromise any pending or threatened Action or investigation and under which any of the Company or any of its Subsidiaries has material continuing obligations;

(xiii) any Contract that is a settlement, conciliation or similar agreement (A) that is with any Governmental Authority, (B) pursuant to which the Company or any of its Subsidiaries is obligated after the date of this Agreement to pay consideration, or pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligations after the date hereof, or (C) pursuant to which Company Common Stock would be issued to any Person in connection therewith;

(xiv) any Contract granting to any Person a right of first refusal or right of first offer on the sale of any material part of any of the business, assets or properties of the Company or any of its Subsidiaries;

(xv) any Contract pursuant to which the Company or any of its Subsidiaries has agreed to loan any Person any material amount or otherwise make any investment in any other Person; and

(xvi) any Contract (A) with any Governmental Authority or (B) that is a Governmental Order or similar agreement with any Governmental Authority involving future performance by the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole.

(b) Except as set forth on Section 4.13(b) of the Company Disclosure Letter or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) since January 1, 2024, none of the Company or any of its Subsidiaries have received any written notice of any intention to terminate, repudiate or disclaim, or of any default or event that (with due notice or lapse of time or both) would constitute a default by the Company or any of its Subsidiaries under any Company Material Contract, other than defaults that have been cured or waived in writing, (ii) each Company Material Contract is a legal, valid and binding obligation of the Company or its Subsidiaries, as applicable, and is in full force and effect (except to the extent subject to, and limited by, the Enforceability Exceptions), (iii) no breach in or default under any Company Material Contract by the Company or any of its Subsidiaries exists (with or without the lapse of time or the giving of notice, or both), and (iv) (A) no other party to any Company Material Contract is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any Company Material Contract; and (B) no event or circumstance has occurred that (with or without the lapse of time or the giving of notice, or both) would constitute a default or breach under any Company Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any material benefit thereunder.

4.14 Labor Matters. Except as set forth on Section 4.14 of the Company Disclosure Letter and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as of the date hereof:

(a) Neither the Company nor any of its Subsidiaries is a party to any Collective Bargaining Agreement or other Contract with a labor union or labor organization, and no Employee is represented by any labor organization with respect to such Employee’s employment with the Company or its applicable Subsidiary;

(b) There is no strike or work stoppage involving any of the Company or its Subsidiaries pending or formally threatened in writing;

(c) No Action brought by or on behalf of any Employee, former employee, labor organization or other Representative of the Employees of the Company or any of its Subsidiaries is pending or formally threatened in writing against the Company or any of its Subsidiaries (other than ordinary workers’ compensation claims);

(d) There is no ongoing or threatened Action or investigation against the Company or any of its Subsidiaries with respect to any employment matter;

(e) No union organization campaign is in progress with respect to any Employee or group of Employees;

(f) Since January 1, 2024, the Company and each of its Subsidiaries has been and is in compliance in all material respects with (i) all applicable Laws respecting employment and employment practices, terms and conditions of employment, collective bargaining, disability, immigration, health and safety, wages, hours and benefits, harassment, non-discrimination in employment, workers’ compensation, unemployment compensation and the collection and payment of withholding or payroll Taxes and similar Taxes and (ii) all obligations of such Person under any employment agreement, consulting agreement, severance agreement, Collective Bargaining Agreement or any similar employment or labor-related agreement or understanding;

(g) Since January 1, 2024, all independent contractors and consultants providing personal services to the Company or any of its Subsidiaries have been properly classified as independent contractors for purposes of all Laws, including Laws with respect to employee benefits, and all Employees have been properly classified under the Fair Labor Standards Act and similar state Laws;

(h) Since January 1, 2024, (i) a Form I-9 has been completed and retained with respect to each Employee and, where required by Law, former employees of the Company and each of its Subsidiaries, and (ii) none of the Company nor any of its Subsidiaries has been the subject of any Action assessment or judgement, nor has the Company nor any of its Subsidiaries been the subject of an investigation, inquiry or any Action assessment or judgments from the U.S. Department of Homeland Security, including the Immigration and Customs Enforcement, (or any predecessor thereto, including the U.S. Customs Service or the Immigration and Naturalization Service) or any other immigration-related enforcement proceeding;

(i) There is not currently pending, and since January 1, 2024 there have not been, any allegations of sexual harassment or other sexual misconduct made against any officer or executive of the Company or any of its Subsidiaries, and since January 1, 2024 none of the Company nor any of its Subsidiaries has entered into a settlement agreement to resolve any allegations of sexual harassment or other sexual misconduct by any of its employees, officers or executives, and there are no circumstances or conduct by any employee, officer or executive of the Company or any of its Subsidiaries that would lead to material Liability related to allegations of sexual harassment or other sexual misconduct; and

(j) There has been no “mass layoff” or “plant closing” (as defined by the WARN Act) with respect to any of the Company or its Subsidiaries within the six months prior to the date hereof.

4.15 Employee Benefit Plans.

(a) Section 4.15(a) of the Company Disclosure Letter sets forth each material (i) “employee benefit plan” (as defined in section 3(3) of ERISA), and (ii) retirement or deferred compensation plan, incentive compensation plan, commission plan or arrangement, equity or equity-based plan, retention plan or agreement, unemployment compensation plan, vacation pay, change in control, severance pay, bonus or benefit arrangement, insurance or hospitalization program, flexible benefit plan, cafeteria plan, dependent care plan or any fringe benefit arrangements for any current or former employee, director, consultant, leased employee or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an employee benefit plan (as defined in section 3(3) of ERISA), in each case, under or with respect to which is maintained, sponsored or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries have any obligation to contribute, or with respect to which the Company or any of its Subsidiaries has any Liability, other than a “multiemployer plan” (as defined in section 3(37) of ERISA) or a plan maintained by a Governmental Authority (each, a “Benefit Plan”).

(b) With respect to each Benefit Plan, Company has provided to Parent a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) of the following, to the extent applicable: (i) each Benefit Plan, any amendment and any related trust agreement or other funding instrument; (ii) the most recent determination or opinion letter; (iii) any summary plan description, summaries of material modification, employee handbook and other written communications (or a description of any oral communications) by Company or any Affiliate of Company concerning the extent of the benefits provided under an Benefit Plan; (iv) for the three most recent years (A) the Form 5500 and attached schedules thereto, (B) audited financial statements, and (C) actuarial valuation reports; (v) insurance contracts; (vi) the most recent nondiscrimination and other tests performed under the Code; and (vii) any other documents reasonably requested by Parent.

(c) Except to the extent it would not reasonably be expected to have a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with applicable Law, and no event, change, development, effect, condition, circumstance, occurrence or state of facts, or any combination of the foregoing has occurred which will or could cause any Benefit Plan to fail to comply with such requirements and no notice has been issued by any Governmental Authority questioning or challenging such compliance (other than with respect to matters that have been resolved). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received an IRS determination letter or is the subject of an IRS opinion or advisory letter, and nothing has occurred that would reasonably be expected to result in any such Benefit Plan not being so qualified, and no event has occurred which will or could give rise to disqualification of any such Benefit Plan. All Benefit Plans which are subject to section 409A of the Code comply with section 409A in form and have been administered in accordance with their terms and section 409A of the Code except to the extent it would not reasonably be expected to have a Material Adverse Effect.

(d) Except as set forth on Section 4.15(d) of the Company Disclosure Letter, none of the Company, its Subsidiaries, or any of their respective ERISA Affiliates has now or at any time since January 1, 2024 had an obligation to contribute to, or any Liability with respect to: (i) a plan subject to Title IV of ERISA, (ii) a “multiemployer plan” (as defined in section 3(37) of ERISA), (iii) a “multiple employer plan” (as defined in Section 413(c) of the Code), (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), or (v) any post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title I of ERISA and section 4980B of the Code or applicable state Law at the sole cost of the individual.

(e) No event, change, development, effect, condition, circumstance, occurrence or state of facts, or any combination of the foregoing has occurred with respect to any Benefit Plan, that could reasonably be expected to subject Parent, the Company or any of its Subsidiaries or any Benefit Plan to material penalties or excise Taxes under Sections 4980B, 4980D, 4980H, 6055 or 6056 of the Code. Except to the extent it would not reasonably be expected to have a Material Adverse Effect, there have been no “prohibited transactions” (as described in section 406 of ERISA or section 4975 of the Code) with respect to any Benefit Plan and none of the Company, its Subsidiaries or any of their respective ERISA Affiliates has engaged in any prohibited transaction.

(f) Except as set forth on Section 4.15(f) of the Company Disclosure Letter, to the Knowledge of the Company, neither the execution and delivery of this Agreement nor the approval or consummation of the transactions contemplated by this Agreement will (i) result in any material compensation or benefit becoming due to any Employee, (ii) increase any payments or benefits payable to any Employee or other Person under any Benefit Plan or (iii) result in the acceleration of the time of payment, funding or vesting of any payments or benefits to any Employee or other Person under any Benefit Plan.

(g) To the Knowledge of the Company, there are no Actions or investigations, nor have there been any since January 1, 2024, that have been asserted, instituted or threatened with respect to any Benefit Plan other than routine claims for benefits.

(h) None of the payments contemplated by the Benefit Plans or otherwise in connection with the transactions contemplated by this Agreement or for a termination of employment of any Employee or other “disqualified individual” (as defined in Section 280G of the Code) would, in the aggregate, constitute “excess parachute payments” (as defined in section 280G of the Code (without regard to subsection (b)(4) thereof)).

(i) No Benefit Plan or any contract, agreement, plan, policy, or arrangement with the Company, its Subsidiaries or any of their respective ERISA Affiliates and any Employee or other Person provides for a “gross-up” or similar payment in respect of any Taxes that may become payable under Sections 409A or 4999 of the Code.

(j) Each material Benefit Plan maintained under the Law or applicable custom or rule of a jurisdiction outside of the U.S. is listed on Section 4.15(j) of the Company Disclosure Letter (each, a “Foreign Plan”). With respect to each Foreign Plan, (i) such Foreign Plan is, and has been operated, in material compliance with its terms and the provisions of the Laws of each jurisdiction in which such Foreign Plan is maintained, to the extent those Laws are applicable to such Foreign Plan, (ii) all material contributions to, and material payments from, such Foreign Plan which have been required to be made in accordance with the terms of such Foreign Plan, and, when applicable, the Laws of the jurisdiction in which such Foreign Plan is maintained, have been timely made or shall be made by the Closing Date, (iii) the Company and each of its Subsidiaries has materially complied with all applicable reporting and notice requirements, and such Foreign Plan has obtained from the Governmental Authority having jurisdiction with respect to such Foreign Plan required determinations, if any, that such Foreign Plan is in compliance with the Laws of the relevant jurisdiction if such determinations are required in order to give effect to such Foreign Plan, (iv) there are no pending investigations by any Governmental Authority involving such Foreign Plan, and no pending claims (except for claims for benefits payable in the normal operation of such Foreign Plan), suits or proceedings against such Foreign Plan or asserting any rights or claims to benefits under such Foreign Plan, and (v) the consummation of the transactions contemplated by this Agreement will not by themselves create or otherwise result in any Liability with respect to such Foreign Plan.

4.16 Intellectual Property.

(a) Section 4.16(a)(i) of the Company Disclosure Letter sets forth a list of all material Owned Company Intellectual Property issued by, or registered with, the U.S. Patent and Trademark Office, the U.S. Copyright Office, a U.S. state office, any similar Governmental Authority or domain name registrar anywhere in the world. All issued items and registrations set forth on Section 4.16(a)(i) of the Company Disclosure Letter are in force and are valid and enforceable, and all applications set forth on Section 4.16(a)(i) of the Company Disclosure Letter are pending and in good standing. The Company does not have any material Software that is Owned Company Intellectual Property. The Company and its Subsidiaries exclusively own (beneficially and of record where applicable) all right, title and interest in and to all Owned Company Intellectual Property, including that listed on Section 4.16(a) of the Company Disclosure Letter, free and clear of any Liens other than Permitted Liens. The Owned Company Intellectual Property is not subject to or bound by any outstanding Action, Governmental Order or Contract restricting the use, licensing or other exploitation of the same or that otherwise could adversely affect the use, licensing or other exploitation of the same or rights thereto (other than Office

Actions or other orders issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any similar Governmental Authority in the ordinary course of business). No third party has been granted any rights to any Owned Company Intellectual Property except pursuant to (i) a Company Material Contract listed on Section 4.16(a), (ii) an Incidental License, or (iii) a non-exclusive license to a customer granted in the ordinary course of business and consistent with past practices.

(b) The Company and its Subsidiaries own or have a valid right by way of license agreement or other permission to use in the manner currently used, all material Intellectual Property used in the conduct of the business of the Company or any of its Subsidiaries as currently conducted. Each material item of Intellectual Property used in the business of the Company or any of its Subsidiaries will be owned or licensed and available for use by the Company and its Subsidiaries on materially similar terms following the consummation of the transactions contemplated by this Agreement as such items were owned by, licensed to, or available for use by the Company and each of its Subsidiaries prior to the consummation of the transactions contemplated by this Agreement.

(c) Neither the Company nor any of its Subsidiaries has infringed upon, misappropriated, or otherwise violated the Intellectual Property of any third party during the past three (3) years, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. During the past three (3) years, neither the Company nor any of its Subsidiaries has received any written notice from any Person, and neither the Company nor any of its Subsidiaries is currently in possession of any outstanding written notice from any Person, and there is no Action or investigation pending, (i) alleging that the Company or any of its Subsidiaries infringes, misappropriates or violates any Intellectual Property of any Person or (ii) challenging the ownership by the Company or any of its Subsidiaries of or the registrability, validity or enforceability of any Owned Company Intellectual Property, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) No other Person has infringed any Owned Company Intellectual Property during the past three (3) years, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. During such period, neither the Company nor any of its Subsidiaries has made any claims to any other Person alleging that such Person has infringed, misappropriated or violated any Owned Company Intellectual Property.

(e) The Company and each of its Subsidiaries has used commercially reasonable efforts to protect and maintain the confidentiality of all Trade Secrets included in the Owned Company Intellectual Property. No material Trade Secret included in the Owned Company Intellectual Property has been disclosed to any third party, other than pursuant to a non-disclosure agreement that protects the proprietary interests in and to such Trade Secret, and, to the Company’s Knowledge, there has been no breach of such an agreement. The Company and each of its Subsidiaries have secured from all former and current officers, employees, consultants and contractors, and any other Person who materially contributed to the creation or development of any Intellectual Property for the Company or any of its Subsidiaries valid written agreements (i) assigning to the Company or the applicable Subsidiary their entire right, title and interest in and to such Intellectual Property, to the extent such contributions are not already owned by the Company or such Subsidiary by operation of Law, and (ii) restricting the disclosure and use by such Persons of Trade Secrets included in the Owned Company Intellectual Property.

(f) Neither the Company nor any of its Subsidiaries has licensed or provided to any Person, or allowed any Person to access or use, any source code for any material Software owned by the Company or any of its Subsidiaries, other than employees, contractors and consultants of the Company or any of its Subsidiaries that have confidentiality obligations to the Company or such Subsidiary with respect to such source code. No source code for any material Software owned by the Company or any of its Subsidiaries is in escrow. The Company and each of its Subsidiaries have used reasonable best efforts to ensure that all Software used by the Company or any of its Subsidiaries is free of any disabling codes or instructions, and any virus or other intentionally created, undocumented contaminant, that may, or may be used to, access, modify, delete, damage or disable any internal computer systems of the Company or any of its Subsidiaries, and such Software is free of any such codes, instructions, viruses and contaminants.

(g) The Company and each Subsidiary has complied in all material respects with the conditions of licenses for any Open Source Software used by the Company or any of the Subsidiaries. No Software owned by the Company or any of its Subsidiaries uses, incorporates, links to, has been combined or distributed with, is derived from or has embedded in it any Open Source Software in a manner that imposes an obligation on the Company or any of its Subsidiaries to license any such Software on any particular terms, disclose the source code for any such Software to any third party, or license any patents. The Company and each of its Subsidiaries is in compliance with each applicable license of Open Source Software. No funding, facilities or personnel of any Governmental Authority or any university or educational institution were used to develop or create any material Owned Company Intellectual Property.

4.17 Data Privacy and Information Technology.

(a) In the past three (3) years, the Company and its Subsidiaries have maintained internal privacy and data security policies as well as privacy policies or statements posted on or in any website, application or other digital service owned or operated by the Company or its Subsidiaries (“Privacy and Data Security Policies”) in material compliance with all Data Protection Laws. Notwithstanding anything to the contrary in Section 4.08, the Company and its Subsidiaries are and during the past three (3) years have been in material compliance with all (x) applicable Data Protection Laws, (y) Privacy and Data Security Policies and (z) Data Processing Contracts, including, to the extent applicable, the EU standard contractual clauses.

(b) The Company or one of its Subsidiaries, as applicable, has a valid and legal right (whether contractually, by applicable Data Protection Laws or otherwise) to access or use all material Personal Information that is accessed and used by or on behalf of such Person in connection with the sale, use and/or operation of their products, services and businesses.

(c) To the Knowledge of the Company, as of the date hereof and as of the Closing, neither the Company nor any of its Subsidiaries is prohibited by any applicable Law, their own Privacy and Data Security Policies or any Data Processing Contracts from providing Parent with or transferring to Parent at Closing, all or any portion of the Personal Information in the possession or control of the Company or any of its Subsidiaries.

(d) The Company and its Subsidiaries maintain administrative, technical, organizational and physical security procedures and measures that are reasonable and appropriate, designed to preserve the confidentiality, integrity and availability of Personal Information in the possession or control of the Company or any of its Subsidiaries and that are designed to protect against Security Incidents.

(e) The Company and its Subsidiaries own, lease or license all of their IT Assets that are necessary to conduct the business of the Company and its Subsidiaries in all material respects in the manner currently conducted. Since January 1, 2024, there has been no failure or other material substandard performance of any of such IT Assets which has resulted in any Material Adverse Effect. The IT Assets of the Company and its Subsidiaries (i) operate and perform in all material respects in accordance with their applicable specifications and documentation and as required for the conduct of the business of the Company and its Subsidiaries in the manner currently conducted, and (ii) are, to the Knowledge of the Company, free from material defects, viruses, worms, Trojan horses or similar flaws or harmful programs.

(f) Since January 1, 2024, there has not been any (i) Security Incidents resulting in a Material Adverse Effect, or (ii) claims asserted by, complaints from, notices from, Actions commenced or investigation conducted by any Person (including any Governmental Authority) in writing against the Company or any of its Subsidiaries with respect to collection, use, storage, processing or transfer of Personal Information or alleging any violation of Data Protection Laws.

4.18 Customers and Suppliers.

(a) Section 4.18(a) of the Company Disclosure Letter contains a true, complete and accurate list, by percentage of total sales by the Company and its Subsidiaries for each of the fiscal year ended on December 31, 2025 and the period beginning January 1, 2026 and ending March 31, 2026, of the 10 largest customers of the Company and its Subsidiaries measured by revenue received (each, a “Company Significant Customer”). Since January 1, 2025, except as set forth in Section 4.18(a) of the Company Disclosure Letter or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has not been any termination, cancellation or material change in the business relationship, and there have been no disputes between the Company or any of its Subsidiaries or any of their respective Affiliates, on the one hand, and any Company Significant Customer, on the other hand, and neither the Company nor any of its Subsidiaries has received any written notice that any Company Significant Customer intends to adversely change its terms, cease or materially alter its business relationship with the Company or any of its Subsidiaries or reduce its rate or amount of purchases from the Company or any of its Subsidiaries.

(b) Section 4.18(b) of the Company Disclosure Letter contains a complete and accurate list, by percentage of total purchases by the Company and its Subsidiaries for each of the fiscal year ended December 31, 2025 and the period beginning January 1, 2026 and ending March 31, 2026, of the 10 largest suppliers to the Company and its Subsidiaries (each, a “Company Significant Supplier”) measured by aggregate expenditures. Since January 1, 2025, except as set forth in Section 4.18(b) of the Company Disclosure Letter or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has not been any termination, cancellation or material change in the business relationship, and there has been no disputes between the Company or any of its Subsidiaries or any of their respective Affiliates, on the one hand, and any Company Significant Supplier, on the other hand, and neither the Company nor any of its Subsidiaries has received any written notice that any Company Significant Supplier intends to adversely change its terms, cease or materially alter its business relationship with the Company or any of its Subsidiaries or reduce its rate or amount of sales to the Company or any of its Subsidiaries.

4.19 Credit Agreement.

(a) As of the date hereof, the Company has delivered to Parent a true, correct and complete copy of the executed Credit Agreement Amendment.

(b) As of the date hereof, (i) the Credit Agreement has not been amended, supplemented, modified, withdrawn, rescinded or terminated, (ii) to the Knowledge of the Company, no such amendment, supplement, modification, withdrawal, recission or termination is contemplated by the Company, and (iii) the obligation of the Credit Agreement Lenders to provide the Credit Agreement Financing has not been withdrawn, terminated, waived, rescinded or otherwise amended or modified and, to the Knowledge of the Company, no such withdrawal, termination, rescission, or other amendment or modification is contemplated. Except as expressly set forth in the Credit Agreement, the Company has not entered into any side letters, understandings, or other Contracts, agreements or arrangements with the administrative agent under the Credit Agreement or the Credit Agreement Lenders related to the funding of the Credit Agreement Financing that imposes any new condition precedent to the funding of the Credit Agreement Financing or would impose additional conditions on the Company’s right to request such Credit Agreement Financing or cause the Credit Agreement Financing to be funded. For the avoidance of doubt, the Company makes no representation or warranty regarding the availability, sufficiency or funding of the Credit Agreement Financing or any other Debt Financing or the ability or willingness of any Credit Agreement Lender to fund any borrowing.

(c) As of the date hereof, the Company has fully paid any and all commitment fees or other fees due and payable pursuant to the Credit Agreement Amendment that are due and payable on or prior to the date hereof pursuant to the terms of the Credit Agreement.

(d) As of the date hereof, the Credit Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the Company, the other Loan Parties (as defined in the Credit Agreement) party thereto and, to the Knowledge of the Company, each of the other parties party thereto, except, in each case, as such enforceability may be limited by the Enforceability Exceptions. As of the date hereof, to the Knowledge of the Company, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of the Company or the other Loan Parties (as defined in the Credit Agreement) party thereto or (ii) constitute a failure to satisfy a condition on the part of the Company or the other Loan Parties (as defined in the Credit Agreement) party thereto with respect to the Credit Agreement Financing that are required to be satisfied as of the date hereof.

4.20 Related Party Transactions. Other than any Related Party Agreement, none of the Disinterested Stockholders: (a) is a supplier or customer of the Company or any of its Subsidiaries or (b) has any cause of action or other claim against the Company or any of its Subsidiaries.

4.21 Proxy Statement; Information Supplied. The Proxy Statement (including any amendment or supplement thereto), at the time first sent or given to the stockholders of the Company and at the time of the Company Stockholders’ Meeting, will comply as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is first published, sent or given to the Company’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent, Intermediate, Merger Sub or any Representatives thereof for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3.

4.22 No Anti-Takeover Provisions. Assuming the accuracy of the representations and warranties set forth in Section 5.09 (Ownership of Equity of the Company), as a result of the approval by the Board referred to in Section 4.03(c), no “business combination,” “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Law (each, a “Takeover Law”) applies or will apply to the Company pursuant to this Agreement or the transactions contemplated by this Agreement.

4.23 Opinion of Financial Advisor. The Special Committee has received the opinion of William Blair & Company L.L.C., to the effect that, as of the date of such opinion and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by William Blair & Company L.L.C. set forth therein, the Merger Consideration to be received by the Disinterested Stockholders (other than the holders of Excluded Shares) in connection with the transaction contemplated by this Agreement is fair to such stockholders from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement and a true and complete copy of such written opinion will be provided to Parent by the Company solely for informational purposes promptly following the date hereof, and it is agreed and understood that such opinion is for the benefit of the Special Committee only and may not be relied upon by Parent, Intermediate, or Merger Sub or any director, officer or employee of Parent, Intermediate, or Merger Sub.

4.24 Brokers and Other Advisors. Except for William Blair & Company L.L.C., the fees and expenses of which are accurately set forth on Section 4.24 of the Company Disclosure Letter and will be paid by the Company at or prior to Closing, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT, INTERMEDIATE AND MERGER SUB

Parent, Intermediate and Merger Sub jointly and severally represent and warrant to the Company that:

5.01 Organization; Standing. Parent is a limited liability company duly formed, validly existing under the Laws of the State of Delaware and is in good standing with the DE SOS. Intermediate is a limited liability company duly formed, validly existing under the Laws of the State of Delaware and is in good standing with the DE SOS. Merger Sub is a corporation duly incorporated, validly existing under the Laws of the State of Delaware and is in good standing with the DE SOS. Each of Parent, Intermediate and Merger Sub has all requisite limited liability company or corporate power and authority, as applicable, necessary to carry on its respective business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.02 Authority; Noncontravention.

(a) Each of Parent and Intermediate has all necessary limited liability company power and authority, and Merger Sub has all necessary corporate power and corporate authority, to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement. The sole member of Parent has approved and declared advisable this Agreement and the transactions contemplated by this Agreement. The sole member of Intermediate has approved and declared advisable this Agreement and the transactions contemplated by this Agreement. The Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of, Merger Sub and its sole stockholder, (ii) determined that it is advisable and in the best interests of Merger Sub and its sole stockholder to enter into this Agreement and consummate the transactions contemplated hereby, (iii) approved the execution and delivery of this Agreement by Merger Sub, the performance by Merger Sub of its covenants under this Agreement and the consummation of the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, (iv) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement and (v) directed that this Agreement be submitted to the sole stockholder of Merger Sub for adoption. The recommendation in the foregoing clause (iv) has not been withdrawn, rescinded or modified in any way as of the date hereof. No vote of equity securities of Parent or Intermediate is necessary to approve this Agreement or the consummation by Parent, Intermediate and Merger Sub of the

Merger and the other transactions contemplated by this Agreement. Intermediate, in its capacity as the sole stockholder of Merger Sub, has delivered the Merger Sub Stockholder Approval. Except as expressly set forth in this Section 5.02(a), no other limited liability company or corporate action (including any member or stockholder vote or other action) on the part of Parent, Intermediate or Merger Sub (or any of their Affiliates) is necessary to authorize the execution, delivery and performance by Parent, Intermediate and Merger Sub of this Agreement and the consummation by Parent, Intermediate and Merger Sub of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent, Intermediate and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent, Intermediate and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

(b) The execution and delivery of this Agreement by Parent, Intermediate and Merger Sub do not, and the consummation of the transactions contemplated by this Agreement, and compliance with the provisions of this Agreement will not, conflict with, or result in any material violation or material breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a material right of termination, cancellation, first offer, first refusal, modification or acceleration of any right or obligation or to the loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent, Intermediate or Merger Sub under, any provision of (i) the organizational documents of Parent or Intermediate or the certificate of incorporation or bylaws of Merger Sub or (ii) (A) any material Contract to which Parent, Intermediate or Merger Sub or any of their respective Subsidiaries is a party or by which any of their respective properties or assets are bound or (B) subject to the filings and other matters referred to in the immediately following sentence, any Law or Governmental Order, in each case, applicable to Parent, Intermediate or Merger Sub or any of their respective Subsidiaries or any of their respective properties or assets, other than, in the case of clause (ii) above, any such conflicts, violations, breaches, defaults, rights, losses, Liens, suspensions, limitations or impairments that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.03 Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement and Schedule 13E-3, (b) compliance with the rules and regulations of Nasdaq, (c) the filing and acceptance for record of the Certificate of Merger with the DE SOS pursuant to the DGCL, (d) filings required or advisable under, and compliance with other applicable requirements of the HSR Act or any other Antitrust Laws, and (e) compliance with any applicable state securities or blue sky laws, no consent, approval, license, permit or authorization of, or filing, declaration, notification or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent, Intermediate and Merger Sub, the performance by Parent, Intermediate and Merger Sub of their obligations hereunder and the consummation by Parent, Intermediate and Merger Sub of the transactions contemplated by this Agreement, other than such other consents, approvals, licenses, permits, authorizations, filings, declarations, notifications or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.04 Ownership and Operations of Intermediate and Merger Sub. Each of Intermediate and Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated by this Agreement and, prior to the Effective Time, will not have engaged in any business activities, other than activities in connection with the transactions contemplated by this Agreement. All of the issued and outstanding limited liability company interests of Intermediate are, and at the Effective Time will be, solely owned by Parent, free and clear of all Liens. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, solely owned by Intermediate, free and clear of all Liens. There are no options, warrants, rights, convertible or exchangeable securities, equity-based performance units or Contracts to which Intermediate or Merger Sub is a party or by which Intermediate or Merger Sub is bound obligating Intermediate or Merger Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional limited liability company interests or shares of capital stock of, or any security convertible or exchangeable for any limited liability company interests or shares of capital stock of, Intermediate or Merger Sub, as applicable.

5.05 Financing.

(a) As of the date hereof, Parent has delivered to the Company a true, correct and complete copy of the executed Equity Commitment Letter.

(b) As of the date hereof, (i) the Equity Commitment Letter has not been amended, supplemented or modified, withdrawn, rescinded or terminated, (ii) no such amendment, supplement, modification, withdrawal, rescission or termination is contemplated by Parent or, to the Knowledge of Parent, by the other parties thereto, and (iii) the commitments contained in the Equity Commitment Letter have not been withdrawn, terminated, waived, rescinded or otherwise amended or modified and, to the Knowledge of Parent, no such withdrawal, termination, rescission, or other amendment or modification is contemplated. Except as expressly set forth in the Equity Commitment Letter and the Limited Guarantee, there are no side letters, understandings, or other Contracts, agreements or arrangements related to the funding or investing, as applicable, of the Equity Financing or the transactions contemplated by this Agreement that would reasonably be expected to impose any new condition precedent to the funding of the full amount of the Equity Financing or would impose other contingencies related to the funding of the full amount of the Equity Financing. There are no conditions precedent or other contingencies related to the funding of the full amount of the Equity Financing contemplated by the Equity Commitment Letter, other than the conditions precedent set forth in the Equity Commitment Letter.

(c) As of the date hereof, Parent has fully paid any and all commitment fees or other fees in connection with the Equity Commitment Letter that are due and payable on or prior to the date hereof pursuant to the terms of the Equity Commitment Letter.

(d) As of the date hereof, the Equity Commitment Letter is (i) in full force and effect and is the legal, valid, binding and enforceable obligation of Parent, Intermediate, Merger Sub and the Equity Commitment Party, except, in each case, as such enforceability may be limited by the Enforceability Exceptions, and (ii) fully and specifically enforceable against the parties thereto in accordance with its terms. Assuming satisfaction of the conditions to Parent’s, Intermediate’s and Merger Sub’s obligations to consummate the Merger, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Parent, Intermediate, Merger Sub, the Equity Commitment Party or, to the

Knowledge of Parent, any other party thereto under the Equity Commitment Letter or (ii) constitute a failure to satisfy a condition on the part of Parent, Intermediate, Merger Sub, the Equity Commitment Party or any other party thereto under the Equity Commitment Letter. As of the date of this Agreement, the Equity Commitment Party has not notified Parent, Intermediate or Merger Sub of its intention to terminate any commitment set forth in the Equity Commitment Letter or not to provide the Financing.

(e) Assuming satisfaction (or waiver) of the conditions set forth in Section 7.01 and Section 7.02, Parent has no reason to believe that any of conditions precedent set forth in the Equity Commitment Letter will not be satisfied on or prior to the Closing Date or that the full amount of the Equity Financing will not be made available to Parent on the Closing Date in the amount required to satisfy the Financing Uses. Parent acknowledges and agrees that its obligation to consummate the transactions contemplated by this Agreement, is not and will not be subject to the receipt by Parent, Intermediate or Merger Sub of any financing or the consummation of any other transaction. Assuming (i) satisfaction of the conditions to Parent’s, Intermediate’s and Merger Sub’s obligation to consummate the Merger, (ii) the Equity Financing is funded in accordance with the Equity Commitment Letter, and (iii) Debt Financing is available in an amount no less than $250,000,000 or Parent otherwise has available funds, Parent, Intermediate and Merger Sub shall have on the Closing Date funds sufficient to enable Parent to (A) pay the aggregate Merger Consideration and all amounts payable pursuant to any provision of this Agreement (including other payments contemplated by ARTICLE III), (B) pay any and all fees and expenses required to be paid by the Company, any of the Company’s Subsidiaries, Parent, Intermediate or Merger Sub in cash at Closing in connection with the Merger and the Debt Financing, (C) repay any outstanding Indebtedness of the Company or its Subsidiaries required by this Agreement to be prepaid or repaid at the Closing, and (D) satisfy all of the other payment obligations of the Company, Subsidiaries of the Company, Parent, Intermediate and Merger Sub contemplated hereunder (the payments described in clauses (A) through (D), the “Financing Uses”).

(f) Without limiting Section 9.07 and the remedy provisions of Section 8.03, in no event shall the receipt or availability of any funds or financing by or to Parent or any of its Affiliates or any other financing transaction be a condition to any of the obligations of Parent, Intermediate or Merger Sub hereunder.

5.06 Limited Guarantee; Support Agreement. On or prior to the date hereof, Parent has delivered to the Company (a) a true and complete copy of the Limited Guarantee, dated as of the date of this Agreement, which has been duly executed and validly delivered by the Guarantor, and (b) a true and complete copy of the Support Agreement, dated as of the date of this Agreement, which has been duly executed and validly delivered by the Sponsor. The Limited Guarantee and the Support Agreement constitute legal, valid and binding obligations of the Guarantor and the Sponsor, as applicable, enforceable against them in accordance with the applicable agreement’s terms, subject to the Enforceability Exceptions, and the Limited Guarantee guarantees the obligations as expressly set forth therein. No event has occurred or circumstance exists that, with or without notice, lapse of time or both, would constitute a breach or default on the part of the Guarantor under the Limited Guarantee or on the part of the Sponsor under the Support Agreement.

5.07 Brokers and Other Advisors. Except for JPMorgan Chase Bank, N.A. (whose fees and expenses will be paid by Parent or Affiliates of Parent), no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent, Intermediate, Merger Sub or any of their respective Subsidiaries.

5.08 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent, Intermediate or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is first published, sent or given to the Company’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent, Intermediate and Merger Sub make no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3.

5.09 Ownership of Equity of the Company. As of the date hereof, (a) the Sponsor beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) 36,357,588 shares of Company Common Stock, and (b) no shares of Company Common Stock other than those contemplated by the immediately preceding clause (a) are beneficially owned, directly or indirectly, by any Affiliated Stockholder. As of the date hereof, other than the Support Agreement and arrangements disclosed in writing to and approved in writing by the Special Committee, none of Parent, Intermediate, Merger Sub, any Affiliated Stockholder or any of their respective Affiliates has entered into any Contract with any director, officer or employee of the Company or any of its Subsidiaries relating to any rollover, reinvestment, equity, employment, consulting, compensation, retention or other similar arrangement that is conditioned upon or related to the Merger or the other transactions contemplated by this Agreement.

5.10 Litigation. There is no Action pending or, to the Knowledge of Parent, threatened against Parent, Intermediate, Merger Sub or any of their Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, nor is there any Governmental Order outstanding against Parent, Intermediate, Merger Sub or any of their Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.11 Solvency. None of Parent, Intermediate or Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Parent, Intermediate, Merger Sub or any of their respective Subsidiaries or Affiliates or of the Company or any of its Subsidiaries. Assuming (a) satisfaction or waiver of the conditions to Parent’s, Intermediate’s and Merger Sub’s obligation to consummate the Merger, and (b) (i) the accuracy of the representations and warranties set forth in ARTICLE IV and (ii) the performance by the Company and its Subsidiaries of the covenants and agreements contained in this Agreement, and after giving effect to the transactions contemplated hereby, any Financing obtained in connection with the transactions contemplated hereby and the satisfaction of all payment obligations represented by the Financing Uses, Parent has no reason to believe that Parent, the Surviving Corporation and their respective Subsidiaries, on a consolidated basis, will not be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.

ARTICLE VI

ADDITIONAL COVENANTS AND AGREEMENTS

6.01 Conduct of Business.

(a) Except as set forth in Section 6.01 of the Company Disclosure Letter, expressly required or permitted by this Agreement, required by Law or consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (x) use commercially reasonable efforts to carry on its business in the ordinary course of business in all material respects, and (y) use commercially reasonable efforts to (1) preserve intact its current lines of business, material assets, properties (including Intellectual Property), Contracts and business organization, and (2) preserve its relationships with contractors, agents, customers, lenders, suppliers, licensors, licensees, distributors, wholesalers, lessors, Governmental Authorities and others having significant business dealings with the Company or any of its Subsidiaries (it being agreed that no action or omission by the Company or any of its Subsidiaries with respect to a matter specifically addressed by any provision of this Section 6.01(a) will be deemed a breach of this Section 6.01(a)). Without limiting the generality of the foregoing, except as set forth in Section 6.01 of the Company Disclosure Letter, expressly required or permitted by this Agreement, required by Law or consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property or any combination thereof) in respect of, any of its capital stock or set any record date therefor, other than dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent;

(ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in lieu of or in substitution for shares of its capital stock;

(iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any options, warrants, phantom stock or other rights to acquire any such shares, other than (A) the acquisition by the Company of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Equity-Based Awards in order to pay the exercise price thereof, (B) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to the Equity-Based Awards and (C) the acquisition by the Company of Equity-Based Awards or in connection with the forfeiture of such awards;

(iv) issue, grant, deliver or sell any shares of its capital stock or other voting securities or equity interests, any securities convertible or exchangeable into any such shares, voting securities or equity interests, any options, warrants, phantom stock or other rights to acquire any such shares, voting securities, equity interests or convertible or exchangeable securities, any stock-based performance units, any Voting Company Debt or any other rights that give any Person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock, other than (A) upon the exercise or settlement of Equity-Based Awards, in each case, outstanding on the date of this Agreement in accordance with their terms as in effect as of the date of this Agreement or (B) as required to comply with any Benefit Plan as in effect on the date of this Agreement and made available to Parent prior to the date of this Agreement;

(v) amend the Company Charter or the Company Bylaws or any of the comparable organizational documents of any Subsidiary of the Company, in each case, whether by merger, consolidation or otherwise;

(vi) acquire, directly or indirectly, whether by purchase, merger, consolidation or acquisition of stock or assets, formation of a joint venture, partnership or similar arrangement, or otherwise, any other Person or any assets, real property, securities, properties, interests, rights, or businesses or make any investment (whether by purchase of stock or securities, contributions to capital, loans to, or property transfers), in each case, other than in the ordinary course of business (it being understood and agreed that the acquisition of all or substantially all of the assets of any Person or of a business or division of any Person is not in the ordinary course of business);

(vii) sell, acquire, lease, sublease, license, sublicense, grant rights in, transfer, abandon or otherwise dispose of any of, or create or incur any Lien (other than a Permitted Lien) on, any permit or Intellectual Property, its properties (including any Owned Company Intellectual Property), assets (including capital stock of any Subsidiary of the Company), interests or businesses;

(viii) (A) (1) incur or assume (x) any indebtedness for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), (y) any obligations evidenced by bonds, notes, debentures, letters of credit or similar instruments, or in respect of interest rate and currency obligation swaps, hedges or similar arrangements or (z) any obligations under capitalized leases as defined pursuant to GAAP, (2) issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, (3) enter into any “keep well” or other agreement to maintain any financial statement condition of another Person, or (4) guarantee (or otherwise become liable with respect to) any such indebtedness or any debt securities of another Person (collectively, “Indebtedness”), other than (I) intercompany Indebtedness, (II) Indebtedness incurred under the Credit Agreement in the form of Revolving Loans (as defined in the Credit Agreement) in an amount no greater than $100,000,000 in the aggregate (it being understood that, for the avoidance of doubt, any Indebtedness incurred and outstanding in the form of Revolving Loans as of the date hereof shall count towards such aggregate amount), or (III) Indebtedness incurred under the Credit Agreement in connection with funding any of the acquisitions set forth on

Section 6.01(a)(vi) of the Company Disclosure Letter and approved by the Board (which, for the avoidance of doubt, shall not count towards the $100,000,000 basket in the foregoing subclause (II)); or (B) form any Subsidiary or make any loans or capital contributions to, or investments in, any other Person, other than to any direct or indirect wholly owned Subsidiary of the Company;

(ix) except (A) as required by applicable Law, or (B) as required pursuant to the terms of any Benefit Plan or Collective Bargaining Agreement, (1) grant, increase or modify (other than in a de minimis respect without increased cost to the Company or any of its Subsidiaries) the compensation, severance, retention or other benefits to current or former directors, officers, individual service providers or employees, (2) (x) establish, adopt, enter into, terminate, amend or modify in any way any Collective Bargaining Agreement or material Benefit Plan or any benefit or compensation plan, policy, program, agreement or arrangement that would be a material Benefit Plan if in effect as of the date hereof (except for amendments to Benefit Plans made in the ordinary course of business that do not increase (other than in a de minimis respect) the expense of maintaining such plan), or (y) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries, (3) take any action to accelerate any rights, payments, vesting or benefits under any material Benefit Plan or any benefit or compensation plan, policy, program, agreement or arrangement that would be a material Benefit Plan if in effect as of the date hereof, (4) grant, modify or amend any cash-based bonuses and incentive compensation or any equity or equity-based awards, (5) hire, engage or terminate (other than for cause) any officer, employee, independent contractor or consultant, with respect to any such Person who has annual compensation in excess of $350,000 (other than in the ordinary course of business consistent with past practice), or (6) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former officer or director;

(x) implement any employee layoffs that require the issuance of notices under the WARN Act;

(xi) settle or compromise any claim or Action, in each case, made or pending against the Company or any of its Subsidiaries which settlement or compromise (A) results in payment obligations of the Company or any of its Subsidiaries in excess of $750,000, (B) involves any admission of guilt or wrongdoing by the Company or any of its Subsidiaries or any of their respective officers or directors or (C) imposes any non-de minimis restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) or include any non-de minimis non-monetary or injunctive relief;

(xii) make any material change in accounting methods, principles or practices by the Company or any of its Subsidiaries materially affecting the consolidated assets, liabilities or results of operations of the Company, except as required (A) by GAAP or (B) by Law, including Regulation S-X under the Securities Act;

(xiii) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than reorganizations solely among direct or indirect wholly owned Subsidiaries of the Company);

(xiv) make, change, revoke or rescind any material election relating to Taxes, make any amendment with respect to any material Tax Return, settle or compromise any material Tax liability, or any material Tax claim or assessment relating to the Company or any of its Subsidiaries, consent to an extension of the period of assessment or collection of a material amount of Taxes, request any rulings from or enter into any closing agreement with any Governmental Authority for a material amount of Taxes, surrender any right to claim a material Tax refund, change an annual accounting period for Tax purposes, adopt or change any accounting method for Tax purposes, enter into any Tax Sharing Agreements or similar agreements, including Tax indemnity agreements (other than commercial agreements or arrangement not primarily related to Taxes and entered into in the ordinary course of business);

(xv) make any capital expenditures, other than in accordance with the capital expenditure budget of the Company for the 2026 fiscal year that was approved by the Board prior to the date hereof and is in effect as of the date of this Agreement;

(xvi) (A) terminate, cancel, amend or modify in any material respect, or waive, release or assign any material rights or material claims under, any Company Material Contract, Real Property Lease, any Contract referred to in clause (y) below, or any Contract entered into on or after the date of this Agreement that would have been considered a Company Material Contract or Real Property Lease or a Contract referred to in clause (y) below if it had been entered into prior to the date of this Agreement (“New Specified Contracts”) (other than in the ordinary course of business), or (B) enter into (x) any New Specified Contract (other than in the ordinary course of business), (y) any Contract that provides for the purchase of real property or (z) any Contract that contains a change in control provision in favor of the other party or parties thereto that requires a material payment to or would give rise to any material rights (including termination rights) of such other party or parties in connection with the consummation of the Merger (including in combination with any other event or circumstance);

(xvii) adopt or implement any stockholder rights plan or similar arrangement;

(xviii) knowingly take any action which may cause this Agreement or the Merger contemplated hereby to not comply with the provisions set forth in Section 144 of the DGCL;

(xix) commence any new line of business; and

(xx) authorize any of, or commit or agree to take any of, the foregoing actions in the preceding clauses (i) through (xix).

(b) Nothing contained in this Agreement is intended to give Parent, Intermediate or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the other terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ businesses.

6.02 No Solicitation; Change in Recommendation.

(a) No Solicitation. Except as permitted by this Section 6.02, from the date of this Agreement until the Effective Time, or, if earlier, the termination of this Agreement in accordance with Section 8.01, the Company shall not, and shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute or would reasonably be expected to lead to any Takeover Proposal, (ii) provide any non-public information concerning, or any access to the business, properties, assets, books, records or personnel of, the Company or any of its Subsidiaries to any Third Party (or any Representative thereof) who would reasonably be expected to make any Takeover Proposal, except for information and access provided to customers and suppliers of the Company or any of its Subsidiaries solely to the extent (x) done in the ordinary course of business consistent with past practice and (y) not related to any Takeover Proposal, (iii) engage, or otherwise participate in any discussions or negotiations with any Third Party with respect to any Takeover Proposal or any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to a Takeover Proposal (other than informing Third Parties of the existence of the provisions contained in this Section 6.02 and engaging in discussions with any Person or group or their respective Representatives who has made a Takeover Proposal solely for the purpose of clarifying the terms of such Takeover Proposal or determining whether such Person intends to provide any documents (or additional documents) containing the terms and conditions of such Takeover Proposal), (iv) approve, support, adopt, endorse, recommend or declare advisable any Takeover Proposal or any Acquisition Agreement relating thereto, (v) enter into any Acquisition Agreement, or (vi) resolve or agree to do any of the foregoing. Except as permitted by this Section 6.02, from and after the date of this Agreement, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, (A) immediately following execution and delivery of this Agreement, cease and cause to be terminated all existing discussions or negotiations with any Third Party conducted prior to such time with respect to any Takeover Proposal, or any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal and terminate access by any Third Party to any physical or electronic data room relating to any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Takeover Proposal and (B) promptly, and in any event within 24 hours following such time, request the prompt return or destruction of any non-public information provided to any Third Party in connection with any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Takeover Proposal, and all documents incorporating such information created by any such Third Party, in each case, to the extent that the Company is entitled to have such documents returned or destroyed. Any violation of the restrictions set forth in this Section 6.02 by any Representative of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 6.02 by the Company. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be permitted to grant waivers of, and not enforce, any standstill provision or similar provision that has the effect of prohibiting the counterparty thereto from making an unsolicited Takeover Proposal.

(b) Certain Definitions.

(i) “Takeover Proposal” means any inquiry, proposal or offer, including any amendment or modification to any existing offer or proposal, whether or not in writing from a Third Party (or any Representative thereof acting in their capacity as such), relating to any transaction or series of related transactions that, if consummated, would result in (A) any direct or indirect acquisition or purchase of a business or assets of the Company or its Subsidiaries (including pursuant to a partnership or joint venture) by a Third Party that constitutes 20% or more of the net revenues, net income or total assets (which includes, for the avoidance of doubt, the equity securities of any Subsidiaries of the Company) of the Company and its Subsidiaries on a consolidated basis, (B) the direct or indirect issuance to a Third Party or acquisition by such Third Party of the beneficial ownership of 20% or more of the equity interests in or total voting power of the Company or (C) a direct or indirect merger, consolidation, share exchange, reorganization, recapitalization, partnership, joint venture, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or other transaction, which would, after giving effect to such a transaction, have the effect of any of the transactions contemplated by the immediately preceding clauses (A) and (B).

(ii) Wherever the term “group” is used in this Section 6.02, it is used as defined in Rule 13d-5 promulgated under the Exchange Act.

(iii) “Superior Proposal” means any bona fide, written Takeover Proposal (with references to 20% therein being deemed to be replaced with references to 50%) that did not result from an intentional and material breach by the Company of this Section 6.02, that the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisor and outside legal counsel, (A) is reasonably likely to be consummated in accordance with its terms and (B) if consummated, would be more favorable, from a financial point of view, to the Disinterested Stockholders than the Merger, in each case, taking into account such financial, legal, financing, regulatory and other aspects of such Takeover Proposal (including the identity of the Third Party making the Takeover Proposal) and of this Agreement as the Board or the Special Committee considers in good faith to be appropriate (including any changes to the terms of this Agreement proposed by Parent in a written offer in response thereto pursuant to this Section 6.02).

(iv) “Intervening Event” means a change, event, occurrence or fact that is material to the Company and its Subsidiaries, taken as a whole, (other than any change, event, occurrence or fact to the extent resulting from an intentional and material breach of this Agreement by the Company), that was not known to, nor reasonably foreseeable by, the Board or the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, the magnitude or material, the consequences of which were not known to, nor reasonably foreseeable by, the Board or the Special Committee as of the date of this Agreement); provided, however, that in no event shall the following constitute or give rise to an Intervening Event: (A) any Takeover Proposal, (B) the fact, in and of itself, that the Company exceeds internal or published projections (it being understood that the underlying cause of such outperformance may constitute or give rise to an Intervening Event unless otherwise excluded by this definition) or (C) any change, in and of itself, in the market price or trading volume of the Company Common Stock (it being understood that the underlying cause of such outperformance may constitute or give rise to an Intervening Event unless otherwise excluded by this definition).

(c) Permitted Discussions. Notwithstanding anything to the contrary contained in this Agreement, if at any time following the date of this Agreement and prior to obtaining the Company Requisite Stockholder Approvals, the Company receives an unsolicited bona fide, written Takeover Proposal from a Third Party made after such date that did not result from an intentional and material breach of this Section 6.02 and the Board, acting upon the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, then the Company (and its Representatives) may (i) enter into an Acceptable Confidentiality Agreement with the Third Party making such Takeover Proposal and, after entering into such Acceptable Confidentiality Agreement (a copy of which shall be furnished promptly to Parent), furnish information (including non-public information) or access thereto with respect to the Company and its Subsidiaries to such Third Party pursuant to such Acceptable Confidentiality Agreement; provided, however, that the Company shall promptly provide to Parent (and in any event no later than twenty-four (24) hours) any non-public information concerning the Company or its Subsidiaries to which such Third Party is provided access and which was not previously provided to Parent, or (ii) participate or engage in discussions or negotiations with such Third Party or group and its Representatives regarding such Takeover Proposal.

(d) Notice to Parent of Takeover Proposals. The Company shall promptly (and, in any event, within 24 hours) notify Parent in writing in the event that the Company or any of its Representatives receives any Takeover Proposal, and in connection with such notice, provide the identity of the Person or group making such Takeover Proposal and a written summary of the material terms and conditions thereof, including price, form of consideration, transaction structure, financing terms, and material conditions, and thereafter the Company shall keep Parent reasonably informed on a prompt basis (and, in any event, 24 hours) of any material changes to the status or terms of any such Takeover Proposal (including all material oral terms and conditions related to any Takeover Proposal as contemplated by this Section 6.02(d)). The Company agrees that it and its Subsidiaries will not enter into any confidentiality or similar agreement with any Person from and after the date of this Agreement that prohibits or otherwise restricts the Company from providing any information to Parent in accordance with this Section 6.02(d).

(e) Prohibited Activities. Except as set forth in this Section 6.02, neither the Board nor any committee thereof, including the Special Committee, shall (i) (A) withhold, withdraw or rescind (or modify or qualify in a manner adverse to Parent, Intermediate or Merger Sub), or publicly propose to withhold, withdraw or rescind (or modify or qualify in a manner adverse to Parent, Intermediate or Merger Sub), the Company Board Recommendation or the Special Committee Recommendation, or fail to include the Company Board Recommendation or the Special Committee Recommendation in the Proxy Statement, (B) approve, authorize, or recommend the adoption of, or publicly propose to approve, declare the advisability of or recommend the adoption of, any Takeover Proposal, (C) fail to recommend against the acceptance of any tender offer or exchange offer for the Company Common Stock within 10 Business Days after the commencement of such offer, (D) fail to publicly reaffirm the Company Board Recommendation or the Special Committee Recommendation, as applicable, within five Business

Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two (2) separate occasions plus one more time for each time a Takeover Proposal or material modification thereto shall have become publicly known) or (E) publicly propose or announce an intention to take, or resolve or agree to take, any of the foregoing actions (any action or inaction described in this clause (i) being referred to as an “Adverse Recommendation Change”) or (ii) cause or permit the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, term sheet, agreement and plan of merger, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement related to, or that contemplates or would reasonably be expected to lead to, any Takeover Proposal, or that requires, or is reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise materially impede, interfere with or be inconsistent with the transactions contemplated by this Agreement (other than any Acceptable Confidentiality Agreement) (collectively, an “Acquisition Agreement”).

(f) Intervening Event. Notwithstanding anything to the contrary contained in this Agreement but subject to compliance with Section 6.02(h), at any time prior to obtaining the Company Requisite Stockholder Approvals, the Board, acting upon the recommendation of the Special Committee, or the Special Committee may make an Adverse Recommendation Change in response to an Intervening Event if the Board, acting on the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

(g) Superior Proposal. Notwithstanding anything to the contrary contained in this Agreement but subject to compliance with Section 6.02(h), at any time prior to obtaining the Company Requisite Stockholder Approvals, if in response to an unsolicited bona fide written Takeover Proposal made after the date of this Agreement that did not result from an intentional and material breach of this Section 6.02 and which has not been withdrawn, the Board, acting on the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its outside legal counsel and its financial advisor, that such Takeover Proposal constitutes a Superior Proposal and the failure to take any of the actions contemplated by the following clauses (i) and (ii) of this Section 6.02(g) with respect to such Superior Proposal would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, (i) the Board may make an Adverse Recommendation Change with respect to such Superior Proposal or (ii) the Company may terminate this Agreement pursuant to Section 8.01(d)(ii) in order to enter into a definitive Acquisition Agreement with respect to such Superior Proposal.

(h) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be entitled to make an Adverse Recommendation Change pursuant to Section 6.02(f) or Section 6.02(g) or terminate this Agreement pursuant to Section 8.01(d)(ii) unless (x) the Company shall have provided to Parent four Business Days’ prior written notice (the “Match Right Notice”), advising Parent that the Company intends to take such action (and specifying, in reasonable detail, the reasons for such action and (1) with respect to a Superior Proposal, the material terms and conditions of any such Superior Proposal (and disclosing the identity of the Third Party making such Superior Proposal) and providing all information and materials in respect of such Superior Proposal (including unredacted copies of any written Takeover Proposals and any unredacted proposed agreements and other documents related thereto) or (2) with respect to an Intervening Event, the details of such Intervening Event), and (y):

(i) during such four Business Day period, if requested in writing by Parent in good faith, the Company and its Representatives shall have engaged in good faith negotiations with Parent regarding changes to the terms of this Agreement proposed by Parent or another proposal to the extent proposed by Parent so that an Adverse Recommendation Change would no longer be necessary or to cause such Takeover Proposal to no longer constitute a Superior Proposal, as applicable; and

(ii) the Special Committee shall have considered any adjustments to this Agreement (the “Proposed Changed Terms”) no later than 11:59 p.m., New York City time, on the fourth Business Day of such four Business Day period and shall have determined in good faith, after consultation with its outside legal counsel and, with respect to a Superior Proposal, its financial advisor, that, after giving effect to such Proposed Changed Terms, the failure to make the Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.01(d)(ii), as applicable, would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

In the event of any (x) material changes in the changes, effects, events, occurrences or facts relating to an Intervening Event and (y) changes to the financial terms, or material revisions to the other terms, of a Superior Proposal, the Company shall, in each case, deliver to Parent a new Match Right Notice consistent with that described in this Section 6.02(h), except that references to four Business Days in this Section 6.02(h) shall be deemed to be two Business Days (it being understood that the delivery of such new Match Right Notice shall not, in any event, shorten the duration of the initial four Business Day period in respect of the initial related Match Right notice).

(i) Communications with Stockholders. Nothing contained in this Agreement shall prohibit the Company, the Board or the Special Committee, directly or indirectly through their respective Representatives, from (i) taking and disclosing to the stockholders of the Company any position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to its stockholders if, in the good faith determination of the Board or any duly authorized committee thereof, including the Special Committee, in each case, after consultation with its outside legal counsel, failure to so disclose would constitute a breach of the Board’s fiduciary duties under applicable Law or (iii) making any “stop-look-and-listen” communication to the holders of the Company Common Stock pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communications to the holders of the Company Common Stock) in which the Company indicates that it has not changed the Company Board Recommendation or the Special Committee Recommendation; provided, however, that nothing in this Section 6.02(i) shall be deemed to permit the Board or any duly authorized committee thereof, including the Special Committee, to make an Adverse Recommendation Change except to the extent permitted by Section 6.02(f) or Section 6.02(g).

6.03 Reasonable Best Efforts; Approvals; Transaction Litigation.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable best efforts to: (i) obtain all necessary consents, approvals, orders, waivers and authorizations of, and actions or nonactions by, any Governmental Authority or any Third Party, and make all necessary registrations, declarations and filings with, and notices to, any Governmental Authorities as promptly as practicable and in any event within ten (10) Business Days of the date hereof, and take all steps as may be necessary to avoid a suit, action, proceeding or investigation by any Governmental Authority in connection with the transactions contemplated by this Agreement and (ii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. In furtherance of the foregoing, Parent shall pay all filing fees and other charges for the filings required by this Agreement.

(b) Notwithstanding anything to the contrary in this Agreement, Parent and its Affiliates shall not be required to effect or undertake (or be required to agree or consent to), and the Company and its Subsidiaries shall not be required to effect or undertake (or be required to agree or consent to) (and the Company and its Subsidiaries should not enter into or undertake without Parent’s prior written consent, except as contemplated by Section 6.02 or permitted under Section 6.01) any sale, license, divestiture or disposition or holding separate of, or any other structural, behavioral or conduct remedy with respect to, or any other action that alters or restricts in any way the conduct or operation of (in each case, whether before or after the Effective Time) any assets, businesses, divisions, operations, products or product lines, commercial practices, Intellectual Property rights, relationships, contractual rights, obligations or arrangements of Parent or the Company (or any of their respective Subsidiaries or Affiliates).

(c) Subject to applicable Laws, redaction where necessary, and the instructions of any Governmental Authority, the Company and Parent each shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the Merger and the transactions contemplated by this Agreement and in connection with any investigation or other inquiry by or before a Governmental Authority relating thereto and (ii) keep the other promptly apprised of any non-ministerial communications, and promptly provide copies thereof in the case of any such written communications with any Third Party or any Governmental Authority with respect to the Merger and the other transactions contemplated by this Agreement. Neither the Company nor Parent shall participate in any non-ministerial meeting, telephone call or discussion with any Governmental Authority in respect of any submissions, filings, investigation (including any settlement of the investigation), Action or other inquiry relating to the Merger or the transactions contemplated by this Agreement unless it consults with the other party hereto in advance and, to the extent permitted by such Governmental Authority, gives the other party hereto a reasonable opportunity to attend and participate at such meeting, telephone call or discussion. Subject to reasonable limitations limiting access to outside counsel, the Company and Parent each shall, upon request by the other, consult with the other regarding all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any Third Party or any Governmental Authority in connection with the Merger and the transactions contemplated by this Agreement.

(d) Notwithstanding anything in this Agreement to the contrary, in no event shall Parent, the Company or any of their respective Subsidiaries be obligated to litigate or participate in the litigation of any Transaction Litigation brought by a Governmental Authority challenging or seeking to restrain, make illegal, prohibit or place conditions on the consummation of the Merger or the other transactions contemplated by this Agreement; provided, however, that Parent shall have the right, in its discretion and at its sole cost and expense and after prior consultation with the Company and the Special Committee, to litigate or participate in the litigation of any such Transaction Litigation, and, if Parent elects to litigate any such action, the Company shall use its commercially reasonable efforts to cooperate with Parent in connection therewith; provided, further, that nothing in this Section 6.03(d) shall require the Company, any of its Subsidiaries, the Board, the Special Committee or any of their respective Representatives to agree to any settlement, remedy, admission of liability, restriction, amendment, waiver, extension or other action that would impose any liability or obligation on, or otherwise be adverse to, the Company, any of its Subsidiaries, the Board, the Special Committee, any Indemnified Party or the Company’s stockholders prior to the Effective Time without the prior approval of the Special Committee. The parties hereto shall promptly advise each other party orally and in writing of any developments (other than immaterial developments) regarding any Transaction Litigation and shall use commercially reasonable efforts to cooperate with each other in connection with the defense, negotiation or settlement of any Transaction Litigation; provided that, with respect to any Transaction Litigation brought against the Company, any of its Subsidiaries, the Board, the Special Committee or any of their respective Representatives, the Company, acting at the direction of the Special Committee, shall control the defense, negotiation and settlement of such Transaction Litigation, subject to Parent’s right to participate at its own cost and expense and to provide comments that the Company shall consider in good faith. The Company shall not compromise, settle or agree to a settlement arrangement regarding any Transaction Litigation without the prior approval of the Special Committee and the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed. “Transaction Litigation” means any Action commenced or threatened against any party hereto or any of its Affiliates by any Governmental Authority or any private party, arising out of or relating to this Agreement, the Merger or any of the other transactions contemplated by this Agreement (other than any Stockholder Litigation).

(e) Parent, the Company or any of their respective Subsidiaries shall not enter into any transaction to effect any transaction that would reasonably be expected to materially increase the time required, or reduce the respective abilities of the parties hereto, to (i) obtain any approval or materially delay the expiration of any waiting period under any antitrust, competition and similar legislation or regulations, including the HSR Act, (ii) avoid the entry of, the commencement of litigation seeking the entry of, or effect the dissolution of, any injunction, temporary restraining order or other order that would have the effect of delaying in any material respect or preventing the consummation of the transactions contemplated hereby or (iii) obtain all consents, Governmental Orders and approvals of Governmental Authorities necessary for the consummation of the transactions contemplated hereby.

6.04 Public Announcements. Unless and until an Adverse Recommendation Change has been effected in accordance with Section 6.02(h), Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or the rules and regulations of Nasdaq (subject to giving advance notice to the other party hereto to the extent reasonably practicable) and except for any matters referred to in, and made in compliance with, Section 6.02. Parent, Intermediate, Merger Sub and the Company agree that the initial press release to be issued by each party hereto with respect to the Merger and the other transactions contemplated by this Agreement shall be in the forms mutually agreed to by the Company and Parent. Prior to making any written or oral communications to the employees or independent contractors of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication and a reasonable opportunity to review and comment on the communication; provided that this sentence shall not apply to any communication that is consistent with prior communications agreed to by Parent or with the terms of this Agreement. Notwithstanding the foregoing, this Section 6.04 shall not apply to any press release or other public statement made by the Company or Parent that is consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually, if approved by the other party hereto) and does not contain any information relating to the Company, Parent or the transactions contemplated by this Agreement that has not been previously announced or made public in accordance with the terms of this Section 6.04.

6.05 Access to Information; Notice of Certain Events; Confidentiality.

(a) The Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, afford to Parent and its Representatives, reasonable access upon reasonable prior notice and during normal business hours during the period prior to the earlier of the Effective Time and the termination of this Agreement to its and its Subsidiaries’ properties, books and records (including Tax Returns) and to those employees and Representatives of the Company to whom Parent reasonably requests access, and, during such period, the Company shall furnish to Parent, as promptly as reasonably practicable, all financial, operating and other data and information concerning its and its Subsidiaries’ business, properties and personnel as Parent through its Representatives may reasonably request, in each case for purposes reasonably related to the consummation of the transactions contemplated by this Agreement; provided, that (x) none of Parent, any of its Representatives or any of Parent’s Affiliates shall contact any customer or supplier of the Company or any of its Subsidiaries regarding the transactions contemplated by this Agreement without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), and (y) neither Parent nor any of its Representatives or their Affiliates shall conduct any such access or investigation in a manner that unreasonably interferes with the business or operations of the Company or any of its Subsidiaries. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where the Company reasonably determines that such access or disclosure (i) would jeopardize the attorney-client privilege, attorney work product protection or any other legal privilege of the Company or any of its Subsidiaries (ii) would conflict with or violate any Law in any material respect or breach any confidentiality obligation owed to, or the terms of any Contract with, a Third Party, or (iii) relates to the evaluation, negotiation or deliberations of the Company, the Board or the Special Committee with respect to this Agreement or the transactions contemplated hereby, any Takeover Proposal or any matters addressed in Section 6.02 except as set forth therein (provided, however, that with respect to clauses (i) and (ii), the Company shall use commercially reasonable efforts to allow for such access or disclosure, or as much of it as possible, in a manner that does not result in such jeopardy, conflict, violation or breach, including by entering into a joint defense agreement in customary form, redacting information, or making other appropriate substitute disclosure arrangements). No investigation or access permitted, or knowledge obtained, pursuant to this Section 6.05 shall affect or be deemed to modify any representation, warranty, covenant or agreement made by the Company hereunder or otherwise prejudice in any way the rights and remedies of Parent, Intermediate or Merger Sub hereunder.

(b) Each of the Company and Parent shall promptly notify the other of: (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement; (ii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and (iii) any change, effect, event, circumstance, occurrence or fact, or any breach of any representation, warranty covenant or agreement contained in this Agreement, that (A) has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) causes or is reasonably likely to cause the failure of any of the conditions set forth in ARTICLE VII to be satisfied. In no event shall the delivery of any notice by a party hereto pursuant to this Section 6.05(b) limit or otherwise affect the respective rights, remedies, obligations, representations, warranties, covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto under this Agreement; provided that the failure to deliver any notice required by this Section 6.05(b) shall not, in and of itself, constitute a failure of any condition set forth in ARTICLE VII or give rise to any right of termination hereunder, except to the extent that the underlying matter required to be notified would independently result in such failure or give rise to such right.

(c) All information provided by the Company shall be held in confidence in accordance with the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms until the Closing, notwithstanding any prior expiration or termination thereof pursuant to its terms.

6.06 Indemnification, Exculpation and Insurance.

(a) Prior to the Effective Time, the Company shall purchase a “tail” or “runoff” directors’ and officers’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such person covered as of the date of this Agreement by the Company’s directors’ and officers’ liability insurance policy and each person who becomes covered by the Company’s directors’ and officers’ liability insurance policy prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of this Agreement for the six year period following the Effective Time and at an aggregate price not to exceed 300% of the aggregate amount per annum the Company paid for such policy in its last full fiscal year prior to the date of this Agreement (the “Current Premium”). If the Company or Parent obtains prepaid “tail” or “runoff” policies prior to the Effective Time in accordance with this Section 6.06(a), the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain such policies in full force and effect for their full term, continue to perform and satisfy the obligations thereunder, and not cancel, amend or modify such policies in any manner adverse to any beneficiary thereof. If the Company fails to (or elects not to) purchase such “tail” or “runoff” policy prior to the Effective Time, then either (i) Parent may purchase such “tail” or “runoff” policy on behalf of the Company or the Surviving

Corporation or (ii) the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain a directors’ and officers’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s directors’ and officers’ liability insurance policy on terms with respect to coverage, deductibles, retentions and amount no less favorable than those of such policy in effect as of the date of this Agreement for a period of six years after the Effective Time; provided, however, that in satisfying its obligation under this Section 6.06(a), neither Parent nor the Surviving Corporation shall be obligated to pay annual premiums in an aggregate amount in excess of 300% of the Current Premium and if such premiums for such insurance would at any time exceed 300% of the Current Premium, then Parent or the Surviving Corporation shall cause to be maintained policies of insurance that, in Parent or the Surviving Corporation’s good faith judgment, provide the maximum coverage available at an annual aggregate premium equal to 300% of the Current Premium.

(b) For a period of six years from and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to, (i) perform and satisfy the obligations of the Company and its Subsidiaries, to the fullest extent permitted and enforceable under applicable Law, under (A) each indemnification agreement in effect between the Company or any of its Subsidiaries and any individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each, an “Indemnified Party”) made available to Parent prior to the date hereof, and (B) any indemnification, exculpation and advancement of expenses provisions set forth in the Company Charter, Company Bylaws and any organizational or governing documents of the Company’s Subsidiaries, in each case as applicable and as in effect as of the date of this Agreement; and (ii) the fullest extent permitted under applicable Law, indemnify, defend and hold harmless each Indemnified Party against all costs, expenses (including attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred at or prior to the Effective Time (including in connection with such person serving as a director or officer of the Company or any of its Subsidiaries) or arising out of or pertaining to the transactions contemplated by this Agreement. From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, the Company Charter, Company Bylaws and the organizational and governing documents of the Company’s Subsidiaries shall contain, and Parent shall cause such Company Charter, Company Bylaws and organizational and governing documents to so contain, provisions no less favorable with respect to indemnification, advancement of expenses, exculpation and limitations on liability of each Indemnified Party than are set forth in the Company Charter, the Company Bylaws and any organizational and governing documents of the Company’s Subsidiaries as in effect as of the date of this Agreement.

(c) If Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made by Parent so that the successors and assigns of the Surviving Corporation or Parent shall assume the obligations set forth in this Section 6.06.

(d) The provisions of this Section 6.06 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the certificate of incorporation or bylaws of the Company, by Contract or otherwise.

6.07 Stockholder Litigation. The Company shall promptly notify Parent of, and shall give Parent the opportunity to participate in the defense, settlement and/or prosecution of, any Action (including derivative claims) brought by any stockholder of the Company against the Company, members of the Board and/or any Representatives of the Company, the Board or the Special Committee relating to this Agreement or any of the transactions contemplated by this Agreement (collectively, “Stockholder Litigation”); provided, however, that (a) the Company shall keep Parent reasonably informed on a reasonably current basis of the status of any Stockholder Litigation, and (b) the Company shall not compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Stockholder Litigation or consent to the same, without the prior approval of the Special Committee and the prior written consent of Parent, in each case not to be unreasonably withheld, conditioned or delayed (unless such settlement or compromise involves only (i) the payment of money damages and attorneys’ fees in an amount not in excess of the dollar amount of the coverage limits for such settlements under the current policies of directors’ and officers’ liability insurance maintained by the Company or (ii) providing additional disclosure in the Proxy Statement). For purposes of this Section 6.07, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to such Stockholder Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined), and Parent may offer comments or suggestions with respect to such Stockholder Litigation but will not be afforded any decision-making power or other authority over such Stockholder Litigation except for the settlement or compromise consent set forth above.

6.08 Stock Exchange De-listing. Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary and advisable on its part under applicable Laws and rules and policies of Nasdaq to cause the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after such delisting.

6.09 Preparation of the Proxy Statement and the Schedule 13E-3; Stockholders’ Meeting.

(a) As promptly as reasonably practicable after the execution of this Agreement (but in no event later than 30 Business Days following the date hereof) and subject to applicable Law, (i) the Company shall prepare the Proxy Statement in preliminary form and after consultation with, and incorporation of any reasonable comments made by, Parent, file it with the SEC and (ii) the Company, Parent, Intermediate and Merger Sub shall jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto made in accordance with the terms hereof, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement. Subject to Section 6.02, the Board shall make the Company Board Recommendation to the stockholders of the Company and shall include such recommendation and the Special Committee Recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent, Intermediate, Merger Sub and their respective Affiliates as may be reasonably requested by the Company and customary in connection with the Proxy Statement and the Schedule 13E-3 and shall otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the Schedule 13E-3 and the resolution of any comments thereto received from the SEC. The Company shall cause the Proxy Statement, and the Company, Parent, Intermediate and Merger Sub shall cause the Schedule 13E-3, at the time of the mailing of the Proxy Statement and at the time of the Company Stockholders’ Meeting, not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and to comply as to form in all material respects with the Exchange Act and any applicable requirements under applicable Law, except that (A) no representation, warranty, covenant or agreement is made by the Company with respect to statements made or incorporated therein relating to Parent or its Affiliates, including Intermediate and Merger Sub, or based on information supplied by or on behalf of Parent, Intermediate, Merger Sub or any Representatives thereof for inclusion or incorporation by reference in the Proxy Statement or in the Schedule 13E-3 and that (B) no representation, warranty, covenant or agreement is made by Parent, Intermediate or Merger Sub with respect to statements made or incorporated therein relating to the Company or its Affiliates, or based on information supplied by or on behalf of the Company or any Representatives thereof for inclusion or incorporation by reference in the Proxy Statement or in the Schedule 13E-3. Each of the Company, Parent, Intermediate and Merger Sub shall correct any information provided by it for use in the Proxy Statement or the Schedule 13E-3 as promptly as reasonably practicable if and to the extent such information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The Company, on the one hand, and Parent, on the other hand, (i) shall advise the other in writing promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or the Schedule 13E-3 and (ii) shall supply the other with copies of all written correspondence between the Company or Parent, as applicable, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the Schedule 13E-3, as the case may be (including all comments from the SEC with respect thereto). The Company shall use reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement, and each of the Company, Parent, Intermediate and Merger Sub shall use reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Schedule 13E-3, and, in each case, to resolve such comments with the SEC. The Company shall use reasonable best efforts to cause the definitive Proxy Statement to be filed with the SEC and to cause the definitive Proxy Statement and the Schedule 13E-3 to be disseminated to its stockholders as promptly as reasonably practicable after the earliest of (i) the resolution of any such comments, (ii) receiving notification that the SEC is not reviewing the preliminary Proxy Statement or (iii) the first Business Day that is 10 days after the filing of the preliminary Proxy Statement if the SEC has not informed the Company that it intends to review the Proxy Statement. Prior to the filing of the Proxy Statement or the Schedule 13E-3 (or any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, (i) in the case of the Proxy Statement, the Company shall provide

Parent with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall incorporate to the extent reasonable (it being understood that Parent shall have no obligation to conduct such review or propose such comments) and (ii) in the case of the Schedule 13E-3, each of Parent, the Company, Intermediate and Merger Sub shall provide the other party hereto with a reasonable opportunity to review and to propose comments on such document or response and shall consider the other party’s comments in good faith. The Company shall not file, disseminate or send the Proxy Statement or the Schedule 13E-3 (or any amendment or supplement thereto), or respond to any comments from the SEC with respect thereto, without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, Parent’s consent shall not be required with respect to any disclosure, filing, dissemination, response or supplement that the Special Committee determines in good faith, after consultation with its outside legal counsel, is required by applicable Law or fiduciary duties or relates to the Special Committee’s process, deliberations or recommendation, any actual or potential conflict of interest involving Parent, Intermediate, Merger Sub, any Affiliated Stockholder or any of their respective Affiliates or Representatives, any Takeover Proposal, any Intervening Event or any Adverse Recommendation Change; provided that the Company shall provide Parent a reasonable opportunity to review and comment and the Company shall consider such comments in good faith.

(c) Notwithstanding any Adverse Recommendation Change, the Company shall take all necessary actions in accordance with applicable Law, the Company Charter Documents and the rules of Nasdaq to duly call, give notice of, convene and hold a meeting of its stockholders (including any adjournment, recess or postponement thereof, the “Company Stockholders’ Meeting”) for the purpose of obtaining the Company Requisite Stockholder Approvals, as soon as reasonably practicable following the dissemination of the Proxy Statement after the SEC confirms that it has no further comments on the Proxy Statement, but in no event later than 35 days after the dissemination of the Proxy Statement to the stockholders of the Company, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Except where the Board or the Special Committee has made an Adverse Recommendation Change in compliance with Section 6.02 and such Adverse Recommendation Change has not been withdrawn or rescinded, the Company shall use reasonable best efforts to obtain the Company Requisite Stockholder Approvals. The Company shall keep Parent reasonably informed with respect to proxy solicitation results as reasonably requested by Parent. Unless this Agreement is terminated in accordance with its terms, the Company shall not submit to the vote of the stockholders of the Company any Takeover Proposal. Notwithstanding anything to the contrary in this Agreement, (i) the Company (acting on the recommendation of the Special Committee) may (and if requested by Parent on no more than two occasions, shall) adjourn, recess, or postpone the Company Stockholders’ Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders’ Meeting or to obtain either of the Company Requisite Stockholder Approvals (it being understood that the Company may not postpone or adjourn the Company Stockholders’ Meeting more than two months in the aggregate pursuant to this clause (i) without Parent’s prior written consent) and (ii) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, or postpone the Company Stockholders’ Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders’ Meeting; provided, however, that, in the case of each of the foregoing clauses (i) and (ii), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than 10 Business Days.

6.10 Financing.

(a) Prior to the Closing Date, the Company shall use commercially reasonable efforts to provide, and to cause its Subsidiaries and their respective Representatives to use commercially reasonable efforts to provide, to Parent, Intermediate, Merger Sub and any Debt Financing Sources customary and reasonable cooperation as reasonably requested by Parent and any Debt Financing Sources, in connection with Parent, Intermediate and Merger Sub obtaining debt financing for the purposes of consummating the transactions contemplated hereby, including using commercially reasonable efforts to maintain in effect the Credit Agreement Financing or to commence and consummate an offering of debt securities pursuant to Rule 144A or other exemption under the Securities Act (collectively, the “Debt Financing”) including using commercially reasonable efforts to:

(i) furnish to Parent and the Debt Financing Sources as promptly as reasonably practicable the Required Information regarding the Company and its Subsidiaries as may be reasonably requested by Parent in writing; provided, that Parent may provide such Required Information to the Debt Financing Sources subject to customary confidentiality arrangements and subject to the limitations set forth in this Section 6.10;

(ii) reasonably cooperate with the due diligence of any Debt Financing Source to the extent customary in connection with the Debt Financing;

(iii) assist in preparation for and participate in marketing efforts for the Debt Financing, and assist Parent in obtaining ratings in connection with the Debt Financing; provided, that the Company shall only be required to participate in a reasonable number of in-person or virtual meetings or calls at reasonable times and with appropriate senior officers or other Representatives of the Company;

(iv) to the extent reasonably required for use in connection with the Debt Financing, assist Parent, Intermediate, Merger Sub and the Debt Financing Sources with the preparation of (A) materials for rating agency presentations and (B) private placement memoranda, Rule 144A offering memoranda, bank information memoranda, lender presentations, investor presentations, rating agency presentations and similar documents reasonably required for use in connection with the Debt Financing, in each case, with respect to any Required Information included therein and, for the avoidance of doubt, not with respect to any Excluded Information;

(v) assist in the preparation of definitive financing agreements, guarantees, pledges and security documents, indentures, supplemental indentures and other customary agreements and certificates, including schedules, annexes and exhibits thereto, and execute and deliver such agreements and certificates on the Closing Date, including customary certificates of the Chief Financial Officer (or other executive officer) of the Company with respect to solvency matters and facilitate the pledging of collateral and the granting of security interests in the assets of the Company and its Subsidiaries in connection with the Debt Financing (including the delivery of all stock certificates and related powers or other possessory collateral intended to constitute collateral) (it being understood that such documents will not take effect prior to the Effective Time); provided, that, subject to Section 6.10(c), the Company shall not be required to execute or deliver any financing agreement, certificate or other document (except as provided in clause (viii) below), or facilitate the grant or perfection of any collateral, except to the extent such action is conditioned upon the occurrence of the Closing;

(vi) provide customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders or investors furnished by the Company for inclusion in marketing materials for the Debt Financing, subject to customary confidentiality provisions and subject to the Company’s prior review and approval of the applicable materials, subject to customary confidentiality provisions, and containing a customary representation to the Debt Financing Sources, including that the public side versions of such marketing materials, bank information memoranda or similar documents approved by the Company for distribution to public-side lenders or investors do not include material non-public information about the Company or its Subsidiaries or their securities;

(vii) provide Debt Financing Sources at least three (3) Business Days prior to the Closing with all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent or the Debt Financing Sources in writing at least ten (10) Business Days prior to Closing in connection with the Debt Financing to the extent required under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act and a beneficial ownership certificate for any entity that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230); and

(viii) (A) request that the Company’s auditor (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included or incorporated by reference in an offering memorandum for an offering of high-yield debt securities issued pursuant to Rule 144A), at Parent’s sole cost and expense, to (1) furnish to Parent and the Debt Financing Sources, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such auditor of the Company is prepared to deliver upon “pricing” and “closing” of any high-yield bonds being issued as part of the Debt Financing, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company as reasonably requested in writing by Parent or the Debt Financing Sources, as necessary or customary for financings similar to the Debt Financing and provide the Company’s auditors with such information, certifications and other documents as may be reasonably requested by the Company’s auditors to allow them to deliver such comfort letters and (2) attend a reasonable number of virtual accounting due diligence session and drafting sessions and (B) deliver to any Debt Financing Sources and their counsel upon “pricing” and “closing” of any high-yield bonds being issued as part of the Debt Financing a customary certificate of the Chief Financial Officer comforting or backing-up any financial data or other information included or incorporated by reference in any offering memoranda or other offering document that is not comforted by the Company’s independent auditors, which certificate shall be made by the Chief Financial Officer in his or her official capacity and not in his or her individual capacity and such Chief Financial Officer shall not be personally liability for any certifications made in such certificate.

(b) The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided, however, that such logos are used solely in a manner that is not intended to, nor reasonably likely to, harm or disparage the Company or the Company’s Subsidiaries and such use is subject to the Company’s reasonable review and comment in advance thereof.

(c) Notwithstanding anything to the contrary contained herein, nothing in Section 6.10(a) shall require any such cooperation or assistance to the extent that it would require the Company or any of its Subsidiaries to:

(i) pledge any assets as collateral prior to the Effective Time (provided that this clause (i) shall in no way affect pledges of assets with respect to the Credit Agreement in effect immediately prior to the date hereof);

(ii) other than with respect to fees, indemnities, expenses, amortization payments or other obligations paid pursuant to the terms of the Credit Agreement (including those paid with respect to the Credit Agreement Amendment or the Credit Agreement Financing), pay any fee, bear any cost or expense, incur any other liability or give any indemnities to any Third Party or otherwise commit to take any similar action in connection with the Debt Financing prior to the Closing (provided that this clause (ii) shall in no way affect payments required pursuant to Section 6.10(e) or the indemnity and expense reimbursement provisions of the Credit Agreement);

(iii) take any actions in connection with the consummation of the Debt Financing to the extent such actions would, (A) result in any director, manager, officer, employee or Representative of the Company incurring personal liability, (B) conflict with, or result in any violation or breach of, or default (with or without notice, or lapse of time or both) under, the organizational or governing documents of the Company or any of its Subsidiaries, any applicable Law or Governmental Order (in the case of any organizational document, not entered in contemplation of this limitation) or (C) unreasonably interfere with the business or operations of the Company or any of its Subsidiaries;

(iv) waive or amend any terms of this Agreement;

(v) other than with respect to the execution and delivery of borrowing requests, certificates (including solvency certificates to the extent expressly required by Section 4.03 of the Credit Agreement) and other notices or documents required by the Credit Agreement to be delivered as conditions precedent with respect to the funding by the Credit Agreement Lenders of the Credit Agreement Financing as contemplated by the Credit Agreement Amendment, the execution and delivery of any customary certificate of the Chief Financial

Officer (or other comparable officer) of the Company referenced in Section 6.10(a)(viii) in connection with the “pricing” and “closing” of any high-yield bonds contemplated by the Debt Financing, the authorization letters referenced in Section 6.10(a)(v) and any letter or certificate required to be delivered by the Company in connection with the matters contemplated by Section 6.10(a)(viii), cause any director, manager or equivalent, or any officer or employee of the Company or any of its Subsidiaries to (A) pass resolutions to approve the Debt Financing or authorize the creation of any agreements, documents or actions in connection therewith or (B) execute or deliver any certificate in connection with the Debt Financing, in each case, that are not contingent on the Closing or would be effective prior to the Closing; provided, that no director, officer, employee or Representative of the Company or any of its Subsidiaries shall be required to deliver any solvency certificate (other than to the extent expressly required by Section 4.03 of the Credit Agreement), CFO comfort certificate or other certificate with respect to solvency, pro forma financial information, projections, post-Closing capitalization, financing sufficiency or the availability or funding of the Debt Financing, other than customary factual certificates expressly required by the Credit Agreement and effective no earlier than the Effective Time;

(vi) require the Company or any of its Subsidiaries to provide any information, document or material relating to the evaluation, negotiation or deliberations of the Special Committee, the Board or any committee thereof with respect to this Agreement, the Merger or any alternative transaction, or any information, document or material that the Company reasonably determines would jeopardize attorney-client privilege, attorney work product protection or any other legal privilege, violate applicable Law or breach any confidentiality obligation to a Third Party; or

(vii) require the Company or any of its Subsidiaries to make any borrowing under, or enter into any amendment, consent or waiver with respect to, the Credit Agreement primarily for the purpose of financing the transactions contemplated by this Agreement, in each case to the extent they are not contingent on the Closing or would be effective prior to the Closing.

(d) The Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to periodically update any Required Information provided to Parent as may be necessary so that such Required Information is Compliant. The Company agrees to use commercially reasonable efforts to file with the SEC in a timely manner all reports on Form 10-K, Form 10-Q, Form 8-K and all other reports that are required to be filed with the SEC pursuant to the Exchange Act and the rules and regulations thereunder prior to the Closing Date in accordance with the periods required by the Exchange Act. If, in connection with a marketing effort in connection with the Debt Financing, Parent reasonably requests the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to the Company and its Subsidiaries that is customarily disclosed in Debt Financing of such type, which Parent reasonably determines is necessary (after consultation with the Company and if the Company does not unreasonably object) to include in any materials or documents with respect to the Debt Financing, then, upon Parent providing the Company a reasonable opportunity to review and comment on such filing and Parent’s consideration of the Company’s comments on such filing in good faith, the Company shall file a Current Report on Form 8-K containing such material non-public information.

(e) Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket fees, costs and expenses (including reasonable attorneys’ fees) incurred by the Company or any of its Subsidiaries and their respective Representatives in connection with (i) the negotiation and execution of the Credit Agreement Amendment, (ii) the Credit Agreement Amendment and the funding of the Credit Agreement Financing and (iii) any cooperation requested by Parent pursuant to this Section 6.10, in each case, promptly after receipt of a written request therefor from the Company (and this sentence shall survive termination of this Agreement). Parent shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the arrangement of the Financing (including the negotiation and execution of the Credit Agreement Amendment and any fees required to be paid in connection with the funding of the Credit Agreement Financing), the performance of their respective obligations under this Section 6.10 and any information used in connection therewith, except to the extent such liabilities arise from the fraud, bad faith or willful misconduct of the Company, any of its Subsidiaries or any of its or their respective Representatives as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(f) Subject to Section 8.03 and the limitations on specific enforcement set forth in Section 9.07, Parent acknowledges and agrees that (i) the obligations of Parent and Intermediate to consummate the transactions contemplated by this Agreement are not in any way contingent upon or otherwise subject to Parent’s or Intermediate’s consummation of any financing arrangement, Parent, Intermediate or any of their Affiliates obtaining any financing (including the Financing) or the availability, grant, provision or extension of any financing to Parent, Intermediate or any of their Affiliates (including the Financing) and (ii) the availability, sufficiency or funding of the Credit Agreement Financing or any other Debt Financing shall not be a condition to the obligations of Parent, Intermediate or Merger Sub to consummate the transactions contemplated by this Agreement. For the avoidance of doubt, (x) no failure of the Credit Agreement Financing or any other Debt Financing to be available, sufficient or funded shall constitute a breach by the Company of this Agreement or relieve Parent, Intermediate or Merger Sub of any obligation to pay the Reverse Termination Fee pursuant to Sections 8.03(c) or 8.03(d), except to the extent Parent’s failure to consummate the transactions contemplated by this Agreement is excused as a result of the failure of a condition set forth in Section 7.01 or Section 7.02, in each case based on facts or circumstances that independently constitute such condition failure and not based on the availability, sufficiency or funding of the Financing; and (y) no breach or inaccuracy of Section 4.19 shall relieve Parent, Intermediate or Merger Sub of their respective obligations to consummate the transactions contemplated by this Agreement, except to the extent the underlying facts or circumstances giving rise to such breach or inaccuracy independently constitute a failure of a condition set forth in Section 7.02, without regard to whether the Credit Agreement Financing or any other Debt Financing is available, sufficient or funded.

(g) Parent, Intermediate and Merger Sub shall keep the Company and the Special Committee reasonably informed, on a reasonably current basis, of the status of Parent’s efforts to obtain and consummate the Financing and any material developments with respect thereto, including any actual or threatened breach, default, termination, repudiation or withdrawal by any party to the Equity Commitment Letter or any definitive agreement with respect to the Debt Financing.

(h) Each of Parent, Intermediate and Merger Sub shall, and shall cause its Affiliates to, take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain and consummate the Equity Financing on a timely basis on the terms and subject only to the conditions set forth in the Equity Commitment Letter, including: (i) until the funding of the Equity Financing, maintain in effect the Equity Commitment Letter; (ii) satisfy on a timely basis all conditions precedent to the funding of the Equity Financing set forth in the Equity Commitment Letter; (iii) consummate the Equity Financing at or prior to the Closing Date, including by causing the Persons committing to fund the Equity Financing to fund the Equity Financing at the Closing following satisfaction of the conditions precedent to the initial funding thereof; and (iv) comply in all material respects with its covenants and other obligations under the Equity Commitment Letter and the definitive agreements relating to the Equity Financing. Parent, Intermediate and Merger Sub shall not, without the prior written consent of the Company, terminate, amend, modify, replace supplement or waive any provision under, the Equity Commitment Letter or the definitive agreements relating to the Equity Financing.

(i) For the avoidance of doubt, nothing in this Section 6.10 shall require the Company or any of its Subsidiaries to refrain from taking any action expressly permitted by this Agreement, including Section 6.01, or from using, borrowing under, repaying amounts under, issuing letters of credit under or otherwise operating under the Credit Agreement in the ordinary course of business or in any manner not prohibited by this Agreement. No such action or omission shall constitute a breach of this Section 6.10 or Section 4.19, give rise to a failure of any condition set forth in Section 7.02 or give rise to any termination right under Section 8.01(c)(i), in each case solely because such action or omission reduces or eliminates availability under the Credit Agreement or results in the Credit Agreement Financing or any other Debt Financing not being available, sufficient or funded; provided, that the Company shall not intentionally take any action under the Credit Agreement for the primary purpose of preventing the availability or funding of the Credit Agreement Financing.

(j) Notwithstanding the limitations on cooperation, assistance or other conduct required by the Company in relation to the Credit Agreement Financing for purposes of this Agreement as set forth in this Section 6.10, the Company acknowledges that it and its Subsidiaries separately have payment, performance and other obligations to its secured creditors under the Credit Agreement and related loan documents which extend beyond those identified in this Section 6.10.

6.11 Section 16 Matters. The Company shall take all reasonable actions and steps as may be required to ensure that any dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act.

6.12 Obligations of Intermediate and Merger Sub. Parent will take all action necessary to cause Intermediate, Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent, Intermediate and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

7.01 Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction (or written waiver of Parent and the Company, if permissible under applicable Law) at or prior to the Closing of the following conditions:

(a) No Restraints. No temporary restraining order, preliminary or permanent injunction or Governmental Order issued by any court of competent jurisdiction or Law (collectively, “Restraints”) shall be in effect restraining, enjoining, making illegal or otherwise preventing or prohibiting the consummation of the Merger;

(b) HSR. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated; and

(c) Company Requisite Stockholder Approvals. The Company Requisite Stockholder Approvals shall have been obtained at the Company Stockholders’ Meeting.

7.02 Conditions to the Obligations of Parent, Intermediate and Merger Sub. The obligations of Parent, Intermediate and Merger Sub to effect the Merger shall be subject to the satisfaction (or written waiver by Parent, if permissible under applicable Law) at or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth Section 4.03(a)-(d) (Authority) and Section 4.24 (Brokers and Other Advisors) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent expressly made as of a specific date, in which case as of such specific date), (ii) the representations and warranties of the Company set forth in Section 4.02(a)-(b) (Capital Structure) shall be true and correct in all respects except for de minimis inaccuracies as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent expressly made as of a specific date, in which case as of such specific date), and (iii) the representations and warranties of the Company contained in this Agreement other than those referred to in the foregoing clauses (i) and (ii) (without giving effect to any materiality limitations, such as “material”, “in all material respects” and “Material Adverse Effect”, set forth therein) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent expressly made as of a specific date, in which case as of such specific date), except where, in the case of this clause (iii), the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) Compliance with Covenants. The Company shall have performed or complied with in all material respects its obligations required to be performed or complied with by it under this Agreement at or prior to the Closing;

(c) No Material Adverse Effect. Since the date of this Agreement, no Material Adverse Effect shall have occurred; and

(d) Officer’s Certificate. The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by its Chief Financial Officer or another executive officer, certifying that the conditions set forth in Sections 7.02(a), 7.02(b) and 7.02(c) have been satisfied.

7.03 Conditions to the Obligations of the Company. The obligations of the Company to effect the Merger shall be subject to the satisfaction (or written waiver by the Company, if permissible under applicable Law) at or prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent, Intermediate and Merger Sub set forth in this Agreement (without giving effect to any materiality limitations, such as “material”, “in all material respects” and “Parent Material Adverse Effect”, set forth therein) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent expressly made as of a specific date, in which case as of such specific date), except where the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(b) Compliance with Covenants. Parent, Intermediate and Merger Sub shall have performed or complied with in all material respects their obligations required to be performed or complied with by them under this Agreement at or prior to the Closing; and

(c) Officer’s Certificate. Parent shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its Chief Financial Officer or another executive officer, certifying that the conditions set forth in Sections 7.03(a) and 7.03(b) have been satisfied.

ARTICLE VIII

TERMINATION; EXTENSION; WAIVER

8.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, notwithstanding the Company Requisite Stockholder Approvals having been obtained:

(a) by the mutual written consent of the Company and Parent;

(b) by either of the Company or Parent:

(i) if the Effective Time shall not have occurred on or prior to December 31, 2026 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party hereto if such party’s material breach of this Agreement has been the principal cause of the failure of the Effective Time to occur on or before the Outside Date (it being understood that Parent,

Intermediate and Merger Sub shall be deemed a single party for purposes of the foregoing proviso); provided, further, that in the event the Company prior to such date shall have commenced an Action seeking an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded to fund the Merger Consideration and Parent’s, Intermediate’s and Merger Sub’s obligations to effect the Closing pursuant to Section 9.07, the Outside Date shall automatically be extended to (A) the 20th Business Day following the resolution of such Action or (B) such other time period established by the court presiding over such Action; provided, further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(b)(i) in the event that on the Outside Date the Company has the right to terminate this Agreement pursuant to Section 8.01(d)(iii);

(ii) if any Restraint having the effect set forth in Section 7.01(a) (Legal Restraints) shall be in effect and shall have become final and nonappealable; or

(iii) if the Company Requisite Stockholder Approvals shall not have been obtained at the Company Stockholders’ Meeting or at any adjournment or postponement thereof effected, in each case, at which a vote thereon is taken;

(c) by Parent:

(i) if the Company shall have breached any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach (A) would give rise to the failure of any condition set forth in Section 7.02(a) (Company Representations) or Section 7.02(b) (Company Compliance with Covenants) and (B) is incapable of being cured or, if capable of being cured, has not been cured by the earlier of (x) the Outside Date and (y) the date that is 30 days following receipt by the Company of written notice from Parent identifying such breach or failure to perform or comply and stating Parent’s intention to terminate this Agreement pursuant to this Section 8.01(c)(i); provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(i) (1) if Parent, Intermediate or Merger Sub is then in breach of any of its representations, warranties, covenants or agreements hereunder and such breach would give rise to the failure of any condition set forth in Section 7.03(a) (Parent Representations) or Section 7.03(b) (Parent Compliance with Covenants), or (2) based on the unavailability, insufficiency or failure to fund of the Credit Agreement Financing or any other Debt Financing, including any reduction or elimination of availability under the Credit Agreement resulting from any action or omission by the Company or any of its Subsidiaries that is expressly permitted by this Agreement or that is not prohibited by this Agreement, except, in the case of this clause (2), to the extent the underlying facts independently constitute a breach by the Company of an express representation, warranty, covenant or agreement set forth in this Agreement, including the Company’s express obligations under Section 6.10, that, standing alone and without regard to the availability, sufficiency or funding of the Credit Agreement Financing or any other Debt Financing, would result in the failure of a condition set forth in Section 7.02; or

(ii) if at any time prior to obtaining the Company Requisite Stockholder Approvals (including any adjournments or postponement thereof) an Adverse Recommendation Change shall have been made.

(d) by the Company:

(i) if any of Parent, Intermediate or Merger Sub shall have breached any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach (A) would give rise to the failure of any condition set forth in Section 7.03(a) (Parent Representations) or Section 7.03(b) (Parent Compliance with Covenants) and (B) is incapable of being cured or, if capable of being cured, has not been cured by the earlier of (x) the Outside Date and (y) the date that is 30 days following receipt by Parent of written notice from the Company identifying such breach or failure to perform or comply and stating the Company’s intention to terminate this Agreement pursuant to this Section 8.01(d)(i); provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d)(i) if the Company is then in breach of any of its representations, warranties, covenants or agreements hereunder and such breach would give rise to the failure of any condition set forth in Section 7.02(a) (Company Representations) or Section 7.02(b) (Company Compliance with Covenants);

(ii) prior to obtaining the Company Requisite Stockholder Approvals, in connection with entering into an Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.02(g) and Section 6.02(h); provided, however, that the Company shall not terminate this Agreement pursuant to this Section 8.01(d)(ii) unless the Company (A) has complied in all material respects with its obligations under Section 6.02(g) and Section 6.02(h), (B) pays, or causes to be paid, to Parent the Termination Fee payable pursuant to Section 8.03(b) prior to or concurrently with such termination and (C) immediately following or concurrently with such termination, enters into a definitive Acquisition Agreement with respect to such Superior Proposal; or

(iii) if (A) all of the conditions set forth in Section 7.01 (Mutual Closing Conditions) and Section 7.02 (Conditions of Parent, Intermediate and Merger Sub to Closing) have been satisfied or waived in writing (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing so long as such conditions would be satisfied if the Closing Date were the date the notice in clause (B) of this Section 8.01(d)(iii) is received by Parent), (B) the Company has confirmed in writing to Parent that (1) all conditions set forth in Section 7.03 (Conditions of the Company to Closing) have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing so long as such conditions would be satisfied if the Closing Date were the date the notice in clause (B) of this Section 8.01(d)(iii) is received by Parent) or that, to the extent permitted by Law, it is willing to irrevocably waive any unsatisfied conditions in Section 7.03 (Conditions of the Company to Closing), (2) the Merger is required to be consummated pursuant to Section 2.02, and (3) the Company is ready, willing and able to consummate the Merger, and (C) the Merger shall not have been consummated within three Business Days after the later of (x) delivery of such notice referred to in clause (B) to Parent and (y) the date the Merger was required to be consummated pursuant to Section 2.02. For purposes of this Section 8.01(d)(iii), the unavailability, insufficiency or failure to fund the Credit Agreement Financing or any other Debt Financing shall not, in and of itself, be deemed to result in the failure of any condition set forth in Section 7.02 or render inaccurate or ineffective the Company’s confirmation pursuant to clause (B)(3) of this Section 8.01(d)(iii), or otherwise relieve Parent, Intermediate or Merger Sub of their obligations to consummate the Merger or pay the Reverse Termination Fee if and when payable pursuant to Sections 8.03(c) or 8.03(d), including where such unavailability, insufficiency or failure to fund results from any action or omission by the Company or any of its Subsidiaries that is expressly permitted by this Agreement or that is not prohibited by this Agreement, except to the extent the underlying facts independently constitute a breach by the Company of an express representation, warranty, covenant or agreement set forth in this Agreement, including the Company’s express obligations under Section 6.10, that, standing alone and without regard to the availability, sufficiency or funding of the Credit Agreement Financing or any other Debt Financing, would result in the failure of a condition set forth in Section 7.02.

For termination pursuant to this Section 8.01 (other than pursuant to Section 8.01(a)) to be effective, the party hereto desiring to exercise any of its rights under this Section 8.01 and so terminate this Agreement must deliver written notice of such termination to each other party hereto, such notice to set forth the applicable Section hereof pursuant to which such termination is effected.

8.02 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.01, this Agreement shall become null and void (other than Section 6.05(c) (Confidentiality), Section 6.10(e) (Certain Financing expense reimbursement and indemnification), this ARTICLE VIII (Termination) (other than Section 8.01 and Section 8.04) and ARTICLE IX (Miscellaneous Provisions) (other than Section 9.07), all of which shall survive termination of this Agreement and continue in full force and effect in accordance with their respective terms); provided, however, that nothing herein shall relieve any party hereto from liability for fraud or for any Willful Breach of its obligations under this Agreement.

8.03 Termination Fee.

(a) If this Agreement is terminated by Parent pursuant to Section 8.01(c)(ii) (Adverse Recommendation Change), then the Company shall pay (or cause to be paid) to Parent (or its designee) the Termination Fee by wire transfer (to an account designated by Parent in writing) of immediately available funds within two Business Days following the date of such termination.

(b) If this Agreement is terminated by the Company pursuant to Section 8.01(d)(ii) (Superior Proposal), then the Company shall pay (or cause to be paid) to Parent (or its designee) the Termination Fee by wire transfer (to an account designated by Parent in writing) of immediately available funds, prior to or concurrently with, and as a condition to the effectiveness of, such termination.

(c) If this Agreement is terminated by the Company pursuant to Section 8.01(d)(iii), then Parent shall pay to the Company (or its designee) the Reverse Termination Fee by wire transfer (to an account designated by the Company in writing) of immediately available funds within two Business Days following the date of such termination.

(d) If this Agreement is terminated by the Company pursuant to Section 8.01(d)(i) as a result of a Willful Breach by Parent, Intermediate or Merger Sub, then Parent shall pay to the Company (or its designee) the Reverse Termination Fee by wire transfer (to an account designated by the Company in writing) of immediately available funds within two Business Days following the date of such termination.

(e) Each of the Company and Parent acknowledges and agrees that the agreements contained in this Section 8.03 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither the Company nor Parent would have entered into this Agreement. Accordingly, if the Company or Parent, as applicable, fails promptly to pay any amount due pursuant to this Section 8.03, and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit that results in an award against the Company or Parent, as applicable, for such amount, the Company or Parent, as applicable, shall pay to Parent or the Company (or their respective designee), as applicable, (x) in the case of any award against the Company, Parent’s and Merger Sub’s costs and expenses (including attorneys’ fees and expenses) in connection with such suit or (y) in the case of an award against Parent or Merger Sub, the Company’s costs and expenses (including attorneys’ fees and expenses) in connection with such suit, in each case, together with interest on the applicable amount from the date such payment was required to be made until the date of payment at a rate equal to the lesser of 10% per annum and the maximum rate permitted by applicable Law.

(f) Notwithstanding anything to the contrary in this Agreement (but subject to the last sentence of this Section 8.03(f)), if Parent (or its designee) receives payment of the Termination Fee from the Company pursuant to this Section 8.03, such payment, together with any payments received pursuant to Section 8.03(e), shall be the sole and exclusive remedy of the Parent Related Parties against the Company Related Parties, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby or thereby, and in no event shall any Parent Related Party seek or be entitled to recover from any Company Related Parties, and Parent on behalf of itself and the Parent Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in the aggregate in excess of such amount. This Section 8.03(f) shall not relieve the Company from liability for any Willful Breach of this Agreement or for any breaches of the Confidentiality Agreement; provided, however, that in no event shall the Parent Related Parties be entitled to receive both the Termination Fee and any monetary damages for Willful Breach or for any breaches of the Confidentiality Agreement (and any Termination Fee actually paid to Parent shall be credited dollar-for-dollar against any monetary damages finally awarded to the Parent Related Parties for Willful Breach or for any breaches of the Confidentiality Agreement), but, for the avoidance of doubt, nothing in this Section 8.03(f) shall limit the Company’s right to seek specific performance or other equitable relief prior to termination of this Agreement to the extent expressly permitted by Section 9.07.

(g) Notwithstanding anything to the contrary in this Agreement (but subject to the last sentence of this Section 8.03(g)), if the Company (or its designee) receives payment of the Reverse Termination Fee from Parent pursuant to this Section 8.03, such payment, together with any payments received pursuant to Section 8.03(e), shall be the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby or thereby, and in no event shall any Company Related Party seek or be entitled to recover from any Parent Related Parties, and the Company on behalf of itself and the Company Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in the aggregate in excess of such amount; provided, that nothing in this Section 8.03(g) shall limit or waive the Company’s right to enforce Parent’s reimbursement, indemnification, expense or other obligations under Section 6.10(e) that expressly survive termination of this Agreement. This Section 8.03(g) shall not relieve Parent, Intermediate, Merger Sub or the Guarantor from liability for any Willful Breach of this Agreement or for any breaches of the Confidentiality Agreement; provided, however, that in no event shall the Company Related Parties be entitled to receive both the Reverse Termination Fee and any monetary damages for Willful Breach or for any breaches of the Confidentiality Agreement (and any Reverse Termination Fee actually paid to the Company shall be credited dollar-for-dollar against any monetary damages finally awarded to the Company Related Parties for Willful Breach or for any breaches of the Confidentiality Agreement), but, for the avoidance of doubt, nothing in this Section 8.03(g) shall limit the Company’s right to seek specific performance or other equitable relief prior to termination of this Agreement to the extent expressly permitted by Section 9.07.

(h) In no event shall Parent be entitled to receive more than one payment of the Termination Fee in connection with this Agreement, and in no event shall the Company be required to pay the Termination Fee on more than one occasion. In no event shall the Company be entitled to receive more than one payment of the Reverse Termination Fee in connection with this Agreement, and in no event shall Parent be required to pay the Reverse Termination Fee on more than one occasion. While Parent and the Company, as the case may be, may pursue both a grant of specific performance in accordance with Section 9.07 and the payment of the Termination Fee or Reverse Termination Fee, as applicable, under this Section 8.03, under no circumstances shall Parent or the Company, as applicable, be permitted or entitled to receive both a grant of specific performance that results in the consummation of the Merger and any money damages, including all or any portion of the Termination Fee or Reverse Termination Fee, as applicable.

8.04 Extension; Waiver. At any time prior to the Effective Time, Parent and the Company may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) to the extent permitted by Law, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) to the extent permitted by Law, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party hereto. The failure of any party hereto to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. The Company and the Board may not take or authorize any such actions contemplated by this Section 8.04 without the prior approval of the Special Committee.

ARTICLE IX

MISCELLANEOUS

9.01 No Survival of Representations and Warranties; Reliance Disclaimer.

(a) The representations, warranties and covenants in this Agreement and/or in any document, certificate or instrument delivered pursuant to or in connection with this Agreement will terminate as of, and will not survive, the Effective Time, and thereafter none of the parties hereto nor any of their Affiliates nor any of their respective current or former officers, directors, employees, partners, managers, stockholders, members, advisors, consultants, agents or representatives, or their respective successors and assigns, will have any liability whatsoever with respect to any such representation, warranty, covenant or agreement, except that any covenants or agreements that by their terms are to be performed in whole or in part at or after the Effective Time, or that otherwise expressly survive the Effective Time or termination of this Agreement, shall survive the Effective Time in accordance with their terms.

(b) Parent, Intermediate and Merger Sub hereby acknowledge and agree that (i) except for the matters expressly covered by the provisions of this Agreement, the Company Disclosure Letter, any certificate delivered pursuant to this Agreement, the Limited Guarantee, the Support Agreement or the Confidentiality Agreement, each of Parent, Intermediate and Merger Sub is relying on its own investigation and analysis in entering into the transactions contemplated hereby, (ii) neither the Company nor any of its Subsidiaries nor any of their respective Representatives, solely in their respective capacities as representatives of the Company or any of its Subsidiaries, makes, is making or has made any representation or warranty, express or implied, as to the Company, its Subsidiaries or its or their respective business or operations or the accuracy or completeness of any information furnished or made available to Parent, Intermediate, Merger Sub or any of their Representatives, except as expressly set forth in this Agreement, on the Company Disclosure Letter, any certificate delivered pursuant to this Agreement, the Limited Guarantee, the Support Agreement or the Confidentiality Agreement; (iii) each of Parent, Intermediate and Merger Sub, on its own behalf and on behalf of its Affiliates and its and their respective Representatives, hereby disclaims reliance on any representations or warranties or other information provided to them by the Company or any of its Subsidiaries or their respective Representatives, in their capacities as such, except for the representations and warranties expressly set forth in ARTICLE IV; (iv) none of Parent, Intermediate or Merger Sub has relied on any representation or warranty from the Company, any of its Subsidiaries, any of its or their respective Representatives, solely in their respective capacities as representatives of the Company or any of its Subsidiaries, in determining to enter into this Agreement, except as expressly set forth in this Agreement; and (v) neither the Company nor any of its Subsidiaries shall have any liability to Parent, Intermediate, Merger Sub or any other Person with respect to any projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries; provided that nothing in this Section 9.01(b) shall limit, impair or otherwise affect the rights of Parent or any Parent Related Party with respect to any representation, warranty, covenant or agreement expressly set forth in this Agreement, any certificate delivered pursuant to this Agreement, the Limited Guarantee, the Support Agreement or the Confidentiality Agreement. Parent, Intermediate and Merger Sub are each knowledgeable about the industry in which the Company and its Subsidiaries operate and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. Parent, Intermediate and Merger Sub have been afforded access to the books and records, facilities and personnel of the Company and its Subsidiaries for purposes of conducting a due diligence investigation of the Company and its Subsidiaries and has conducted a full due diligence investigation of the Company and its Subsidiaries.

(c) The Company hereby acknowledges and agrees that (i) except for the matters expressly covered by the provisions of this Agreement, the Parent Disclosure Letter, any certificate delivered pursuant to this Agreement, the Equity Commitment Letter, the Limited Guarantee, the Support Agreement, or the Confidentiality Agreement, the Company is relying on its own investigation and analysis in entering into the transactions contemplated hereby, (ii) none of Parent, Intermediate, Merger Sub nor any of their respective Representatives, solely in their respective capacities as representatives of Parent, Intermediate or Merger Sub, makes, is making or has made any representation or warranty, express or implied, as to Parent, Intermediate or Merger Sub or their respective business or operations or the accuracy or completeness of any information furnished or made available to the Company or any of its Representatives, except as expressly set forth in this Agreement, the Parent Disclosure Letter, any certificate delivered pursuant to this Agreement, the Equity Commitment Letter, the Limited Guarantee, the Support Agreement, or the Confidentiality Agreement; (iii) the Company hereby disclaims reliance on any representations or warranties or other information provided to it by Parent, Intermediate and Merger Sub or their respective Representatives, in their capacities as such, except for the representations and warranties expressly set forth in ARTICLE V; and (iv) the Company has not relied on any representation or warranty from Parent, Intermediate, Merger Sub or their respective Representatives, solely in their respective capacities as representatives of Parent, Intermediate or Merger Sub, in determining to enter into this Agreement, except as expressly set forth in this Agreement; provided that nothing in this Section 9.01(c) shall limit, impair or otherwise affect the rights of the Company or any Company Related Party with respect to any representation, warranty, covenant or agreement expressly set forth in this Agreement, any certificate delivered pursuant to this Agreement, the Equity Commitment Letter, the Limited Guarantee, the Support Agreement, or the Confidentiality Agreement.

9.02 Amendment or Supplement. Subject to compliance with applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or supplemented in any and all respects only by written agreement of the parties hereto; provided, however, that following receipt of the Company Stockholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company without such approval. The Company and the Board may not take or authorize any such actions contemplated by this Section 9.02 without the prior approval of the Special Committee. Notwithstanding anything to the contrary contained herein, none of the Debt Financing Provisions (and any defined term or other provision of this Agreement to the extent an amendment, modification or supplement of such provision would modify the substance of any such Debt Financing Provisions) may be amended, modified or supplemented in any manner that is adverse in any respect to any Debt Financing Sources Related Party in its capacity as such without the prior written consent of the Debt Financing Sources affected thereby.

9.03 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, however, that the Company, Parent, Intermediate or Merger Sub will have the right pledge or collaterally assign this Agreement as security for any financing, including to the Debt Financing Sources (or a representative therefor) in connection with any Debt Financing. No assignment by any party hereto shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 9.03 shall be null and void.

9.04 Counterparts. This Agreement may be executed in one or more counterparts (including by electronic signature (including DocuSign), PDF or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

9.05 Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the Company Disclosure Letter and the Exhibits attached hereto, together with the Equity Commitment Letter, Limited Guarantee, Support Agreement and Confidentiality Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder, except that the following Persons shall be deemed express third-party beneficiaries of this Agreement: (i) if the Effective Time occurs, the holders of shares of Company Common Stock solely in respect of their right to receive the Merger Consideration as provided in Section 3.01; (ii) if the Effective Time occurs, the holders of Equity-Based Awards solely in respect of their right to receive such amounts to the extent provided for in ARTICLE III; (iii) if the Effective Time occurs, the Indemnified Parties solely in respect of their rights under Section 6.06; and (iv) with respect to the Debt Financing Provisions, the Debt Financing Sources. For the avoidance of doubt, solely for purposes of the approval and adoption of this Agreement under the DGCL, none of the Exhibits attached hereto or the Company Disclosure Letter or the Equity Commitment Letter, Limited Guarantee, the Support Agreement or the Confidentiality Agreement, shall be deemed part of this Agreement, but shall for all other purposes have the effects provided therein and in this Agreement.

9.06 Governing Law; Jurisdiction.

(a) This Agreement and all disputes, controversies or other Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement, including matters of validity, construction, effect, performance and remedies, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under any applicable conflict of laws principles (including under the Laws of the State of Delaware).

(b) All Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court of competent jurisdiction within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 9.06(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 9.06(b) and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9.09.

(c) Notwithstanding anything to the contrary in this Agreement, each party to this Agreement acknowledges and irrevocably agrees (i) that any Action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party arising out of or relating to this Agreement or the Debt Financing or the performance thereunder shall be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, or, if under applicable Law exclusive jurisdiction is vested in Federal courts, the U.S. District Court for the Southern District of New York (and appellate courts thereof), (ii) that, except to the extent relating to the interpretation of any provisions in this Agreement (other than those applicable to the Debt Financing Sources) or the Equity Commitment Letter, any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party shall be governed by, and construed in accordance with, the Laws of the State of New York, (iii) not to bring or permit any of their Affiliates to bring any such Action in any other court and (iv) that the provisions of this Section 9.06(c) shall apply to any such Action.

(d) Notwithstanding anything in this Agreement to the contrary, each party hereto hereby irrevocably and unconditionally agrees that it will not bring or support any Action against any Debt Financing Sources Related Party in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than a court of competent jurisdiction sitting in the Borough of Manhattan of the City of New York, whether a state or federal court, that the provisions of Section 9.08 relating to the waiver of jury trial shall apply to such action, suit or proceeding and that, except to the extent relating to the interpretation of any provisions in this Agreement or the Equity Commitment Letter, any such action, suit or proceeding shall be governed by and construed in accordance with the Laws of the State of New York.

9.07 Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief (including any fees payable pursuant to Section 8.03), even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the transactions contemplated by this Agreement, subject to the terms and conditions of this Agreement. Subject to the express terms of this Agreement, the parties hereto acknowledge and agree that (a) the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 9.06(b) without posting of bond or other security, this being in addition to any other remedy to which they are entitled under this Agreement, (b) the provisions set forth in Section 8.03 shall not be construed to diminish or otherwise impair in any respect any party hereto’s right to specific enforcement and (c) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right neither the Company nor Parent would have entered into this Agreement.

It is explicitly agreed that the right of the Company to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded to fund the Merger Consideration and Parent’s, Intermediate’s and Merger Sub’s obligations to effect the Closing shall be available only if:

(i)

all of the conditions set forth in Section 7.01 (Mutual Closing Conditions) and Section 7.02 (Conditions of Parent, Intermediate and Merger Sub to Closing) shall have been satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time the written notice referred to in clause (iii) below is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice and subject to the actual satisfaction of such conditions at Closing) at the time when Closing would have been required to occur pursuant to Section 2.02,

(ii)	the Debt Financing has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing,

(iii)

the Company has irrevocably confirmed in a written notice delivered to Parent that (A) all of the conditions set forth in Section 7.01 (Mutual Closing Conditions) and Section 7.02 (Conditions of Parent, Intermediate and Merger Sub to Closing) have been satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time such written notice is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice and subject to the actual satisfaction of such conditions at Closing) and (B) if specific performance is granted and the Equity Financing is funded in accordance with the Equity Commitment Letter, then the Company stands ready, willing and able to then consummate the transactions contemplated by this Agreement on such date and through the end of the date such specific performance is granted (and the Company is so ready, willing and able during such period), and

(iv)

Parent, Intermediate and Merger Sub have failed to consummate the Closing prior to the end of the second Business Day following the delivery of such confirmation specified in clause (iii) above (it being understood that the conditions to the obligations of Parent, Intermediate and Merger Sub to consummate the transactions contemplated by this Agreement set forth in Section 7.01 (Mutual Closing Conditions) and Section 7.02 (Conditions of Parent, Intermediate and Merger Sub to Closing) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the actual satisfaction of such conditions at the Closing) shall remain satisfied at the close of business on such second Business Day).

For the avoidance of doubt, if the Company is not entitled to enforce Parent’s, Intermediate’s and Merger Sub’s obligations to effect the Closing pursuant to the immediately preceding sentence solely because the condition set forth in clause (ii) above is not satisfied due to the Debt Financing (including the Credit Agreement Financing) not having been funded or not being available to be funded at the Closing, such failure shall not, in and of itself, impair the Company’s right to terminate this Agreement pursuant to Section 8.01(d)(iii) or relieve Parent of its obligation to pay the Reverse Termination Fee if and when payable pursuant to Sections 8.03(c) or 8.03(d). The parties hereto acknowledge and agree that any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

9.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING THE DEBT FINANCING. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.08.

9.09 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or if sent by overnight courier (providing proof of delivery) to the parties hereto at the following addresses:

(a)	If to Parent, Intermediate or Merger Sub:

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Attention: Jacob D. Smith

Email: jsmith@lkcm.com

with a copy (which shall not constitute notice) to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Attention: Andrew J. Noreuil; Ryan H. Ferris

Email: anoreuil@mayerbrown.com; rferris@mayerbrown.com

(b)	If to the Company or the Special Committee:

8770 West Bryn Mawr Avenue, Suite 500

Chicago, Illinois 60631

Attention: Ron Knutson, Chief Financial Officer

Email: Ron.knutson@lawsonproducts.com

with copies (which shall not constitute notice) to:

McDermott Will & Schulte LLP

444 West Lake Street, Suite 4000

Chicago, Illinois 60606

Attention: Heidi J. Steele; Eric Orsic

Email: hsteele@mcdermottlaw.com; eorsic@mcdermottlaw.com

or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

9.10 Severability. If any term, condition or other provision of this Agreement is finally determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

9.11 Fees and Expenses. Except as provided in Section 8.03 and Section 6.03(a), all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party hereto incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by this Agreement are consummated.

9.12 Interpretation.

(a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “made available to Parent” and words of similar import refer to documents (x) actually in the possession of Sponsor or its Affiliates prior to the execution of this Agreement or (y) included in the Filed SEC Documents. The words “ordinary course of business” (or phrases of similar import), when used in this Agreement, shall be deemed to include actions taken or omitted to be taken by the Company or a Subsidiary of the Company in the ordinary course of such Person’s business consistent with past practice (including, for the avoidance of doubt, with respect to quantity and frequency). All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References herein to any statute includes all rules and regulations promulgated thereunder. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the U.S. References to a Person are also to its permitted assigns and successors. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, except as may be required by applicable Law, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference to “days” means calendar days unless Business Days are expressly specified.

(b) All references to “directors,” “officers” or “employees” of the Company with respect to any obligation of the Company to cause its (or its Subsidiaries’) directors, officers or employees to take or refrain from taking any action, shall be deemed to exclude J. Bryan King, and no action taken by the Company or any of its Subsidiaries at the direction of J. Bryan King shall be deemed to be a breach of this Agreement.

(c) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

(d) All capitalized terms not defined in the Company Disclosure Letter shall have the meanings ascribed to them in this Agreement. Any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the Section or subsection of this Agreement to which it corresponds in number and each other Section or subsection of this Agreement to the extent that it is reasonably apparent on its face that such information is relevant to such other Section or subsection. No disclosure in the Company Disclosure Letter relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

9.13 Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution or performance of this Agreement (except as set forth in any other agreement delivered in connection herewith), may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto has any liability for any obligations or liabilities of the parties hereto or for any claim based on, in respect of, or by reason of, the transactions contemplated by this Agreement (except as set forth in any other agreement delivered in connection herewith). Notwithstanding the foregoing provisions of this Section 9.13, nothing in this Section 9.13 shall limit, impair or otherwise affect (a) any rights or remedies of any Person under the Equity Commitment Letter, the Limited Guarantee, the Support Agreement, the Confidentiality Agreement or any other agreement delivered in connection with this Agreement, in each case, to the extent such Person is a party thereto or a Third Party beneficiary thereof, (b) any claim for fraud, intentional misrepresentation or Willful Breach against any Person that committed such fraud, intentional misrepresentation or Willful Breach, or (c) any claim with respect to information supplied or required to be supplied by or on behalf of Parent, Intermediate, Merger Sub, Sponsor, any Affiliated Stockholder or any of their respective Affiliates or Representatives for inclusion in the Proxy Statement, Schedule 13E-3 or any other SEC filing. Without limiting the foregoing, each party hereto irrevocably (i) waives any rights or claims against any Debt Financing Sources and their Related Parties in connection with this Agreement or any Debt Financing (including the Credit Agreement Financing) or in respect of any other document or theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith and agrees not to commence any action or proceeding against any Debt Financing Source or its Related Parties in connection with this Agreement or any Debt Financing (including the Credit Agreement Financing) or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, or in respect of any other document or theory of law or equity, and agrees to cause any such action or proceeding asserted by it (on behalf of itself and each of its Related Parties) in connection with this Agreement or any Debt Financing (including the Credit Agreement Financing) or in respect of any other document or theory of law or equity against any Debt Financing Source or its Related Parties, or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, to be dismissed or otherwise terminated, and (ii) agrees that no Debt Financing Source or Related Party thereof shall have any liability or obligation for any claims or damages to any party hereto or its Related Parties in connection with Agreement or any Debt Financing (including the Credit Agreement Financing) or the transactions contemplated hereby or thereby or the performance of any services thereunder; provided, however, that nothing in the foregoing clauses (i) and (ii) shall constitute or result in a release, limitation or waiver of, or a compromise or impairment of any claim with respect to, in whole or in part (x) the rights and interests of the Company (including in the Company’s capacity as the Surviving Corporation) or any other Loan Party (as defined in the Credit Agreement) under the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) and (y) the rights and interests of the Company, Parent, Intermediate and/or Merger Sub under any definitive written agreement entered into by any such Person with any Debt Financing Source in connection with any Debt Financing.

9.14 Special Committee Matters. No decision, confirmation or determination by the Company shall be made, no approval, consent or waiver by the Company shall be granted, and no other action by the Company or the Board shall be taken, in each case, with respect to matters contemplated by this Agreement, without first obtaining the prior approval of the Special Committee. Any purported action taken in violation of this Section 9.14 shall be null and void ab initio. Any determination as to whether any condition to the obligations of the Company or Parent, Intermediate and Merger Sub has been satisfied or failed, any termination decision by the Company, and any enforcement or waiver of any rights or remedies of the Company under this Agreement, including under Section 6.10, ARTICLE VII, ARTICLE VIII or Section 9.07, shall be controlled by the Special Committee. Notwithstanding any other provision of this Agreement, from and after the Effective Time, (a) the foregoing provisions of this Section 9.14 shall no longer be in effect and (b) no consent, approval or other action of any kind by the Special Committee shall be required with respect to any decision, confirmation, determination, approval, consent, waiver or other action or non-action of any kind by any Person or group of Persons.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

ECLIPSE PARENT ACQUISITIONS, LLC

By:	/s/ Jacob D. Smith
Name: Jacob D. Smith
Title: Vice President, Secretary and General Counsel

ECLIPSE INTERMEDIATE ACQUISITIONS, LLC

By:	/s/ Jacob D. Smith
Name: Jacob D. Smith
Title: Vice President, Secretary and General Counsel

[Signature Page to Agreement and Plan of Merger]

ECLIPSE ACQUISITIONS MERGER SUB, INC.

By:	/s/ Jacob D. Smith
Name: Jacob D. Smith
Title: Vice President, Secretary and General Counsel

[Signature Page to Agreement and Plan of Merger]

DISTRIBUTION SOLUTIONS GROUP, INC.

By:	/s/ Ronald Knutson
Name: Ronald Knutson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

Form of Surviving Company Certificate of Incorporation

[INTENTIONALLY OMITTED]

Exhibit 10.1

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made as of July 15, 2026 by and between Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), and Luther King Capital Management Corporation, a Delaware corporation (the “Voting Party”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“Parent”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Intermediate”), and Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Intermediate (“Merger Sub”), have entered into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Intermediate;

WHEREAS, as of the date hereof, the Voting Party is the Beneficial Owner of Voting Shares (as defined below), including through certain Controlled Affiliates of the Voting Party; and

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company has required that the Voting Party execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. As used herein, “Shares” means shares of Company Common Stock. “Voting Shares” means all Shares Beneficially Owned by the Voting Party and any and all Shares acquired or Beneficially Owned by the Voting Party subsequent to the date hereof, including any shares of Company Common Stock received as distributions, as a result of a split, reverse split, combination, merger, consolidation, reorganization, reclassification, recapitalization or similar transaction or upon exercise of any option, benefit award, warrant or other security or instrument exercisable, convertible or exchangeable into Company Common Stock. “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” have the meaning set forth in Rule 13d-3 under the Exchange Act; provided that, for purposes of this Agreement, such terms shall exclude Shares underlying unexercised options, unvested restricted stock units, warrants or other rights to acquire Shares. “Controlled Affiliate” means any Person controlled by the Voting Party and “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. “Permitted Liens” means (a) Liens created by this Agreement, (b) Liens imposed by applicable securities Laws and (c) pledges or other Liens that do not impair or restrict the Voting Party’s ability to vote or cause to be voted any Voting Shares in accordance with this Agreement. “Transfer” means, directly or indirectly, to sell, offer, exchange, assign, pledge, encumber, hypothecate, dispose of or otherwise transfer, whether by operation of Law, for value or otherwise, or enter any Contract with respect thereto. Capitalized terms used and not defined herein shall have the respective meanings given to them in the Merger Agreement.

Section 2. Representations and Warranties of the Voting Party. The Voting Party hereby represents and warrants to the Company as follows:

(a) Authority. The Voting Party is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Voting Party has all requisite power and authority to enter into this Agreement, to perform fully the Voting Party’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Voting Party and, assuming due authorization, execution and delivery hereof by the other party hereto, constitutes a valid and binding obligation of the Voting Party enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(b) No Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to the Voting Party in connection with the execution and delivery of this Agreement or the consummation by the Voting Party of the transactions contemplated hereby, except for (i) compliance with the applicable requirements of the Exchange Act and the Securities Act and (ii) compliance with any applicable state securities, takeover and “blue sky” Laws, except as would not, individually or in the aggregate, reasonably be expected to prevent or delay the consummation of the Merger or the performance by the Voting Party of its obligations under this Agreement.

(c) No Conflicts. The execution, delivery and performance by the Voting Party of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation, bylaws or similar organizational documents of the Voting Party, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Voting Party is entitled, under any Contract binding upon the Voting Party or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien, other than a Permitted Lien, on any properties or assets of the Voting Party, except, other than in the case of clauses (i), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to prevent or delay the consummation of the Merger or the performance by the Voting Party of its obligations under this Agreement.

(d) Ownership of Shares. The Voting Party (i) Beneficially Owns 36,357,588 Voting Shares, free and clear of all Liens other than Permitted Liens, (ii) has the sole power to vote or cause to be voted such Voting Shares, (iii) has not entered into, and has not permitted any Controlled Affiliate to enter into, any voting trust, voting agreement, proxy or other agreement, arrangement or understanding with respect to the voting of such Voting Shares that is inconsistent with this Agreement and (iv) does not otherwise Beneficially Own any Shares or any options, warrants or other rights to acquire Shares, other than as set forth in clause (i) of this Section 2(d).

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(e) No Litigation. There is no Action pending against, or, to the knowledge of the Voting Party, threatened against, the Voting Party or any of its Affiliates that would reasonably be expected to materially impair or materially adversely affect the Voting Party’s ability to perform its obligations hereunder.

Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Voting Party as follows:

(a) Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary, including approval by the Board acting on the recommendation of the Special Committee, to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other party hereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(b) No Consents. The execution, delivery and performance by the Company of this Agreement do not and will not conflict with or result in any violation or breach of the Company Charter Documents, any applicable Law or any Contract binding upon the Company or any of its Subsidiaries, except as would not reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to the Company in connection with this Agreement, except for compliance with applicable requirements of the Exchange Act and the Securities Act, the rules and regulations of Nasdaq and any applicable state securities, takeover and “blue sky” Laws, except as would not reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.

Section 4. Agreement to Vote Shares. The Voting Party agrees during the term of this Agreement to vote or cause to be voted, including by each Controlled Affiliate, all Voting Shares at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment, recess or postponement thereof, and, in connection with any action proposed to be taken by written consent of the Company’s stockholders, execute written consents: (a) in favor of (i) the adoption of the Merger Agreement, (ii) the approval of the Merger and the other transactions contemplated by the Merger Agreement, (iii) any proposal to adjourn, recess or postpone the Company Stockholders’ Meeting permitted or required by Section 6.09 of the Merger Agreement and (iv) the approval of any non-binding advisory vote on “golden parachute” executive compensation; and (b) against (i) any Takeover Proposal or Acquisition Agreement, (ii) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, postpone, discourage, adversely affect or prevent the timely consummation of the Merger or the other transactions contemplated by the Merger Agreement, the fulfillment of

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any condition to the Merger set forth in Article VII of the Merger Agreement or the performance by the Company of its obligations under the Merger Agreement, or (iii) any action that would change in any manner the voting rights of any class of Shares (the matters referred to in the foregoing clauses (a) and (b), the “Supported Matters”). Notwithstanding the foregoing, (1) if the Board, acting upon the recommendation of the Special Committee, or the Special Committee has made an Adverse Recommendation Change in compliance with Section 6.02 of the Merger Agreement that has not been withdrawn or rescinded as of the date of such meeting of the stockholders of the Company, then the Voting Party shall not be required to vote or cause to be voted the Voting Shares in favor of the matters described in clause (a)(i) and (2) the Voting Party shall retain at all times the right to vote and the right to cause the vote of any Voting Shares in the Voting Party’s sole discretion, and without any other limitation, on any matters other than those expressly set forth in the immediately preceding sentence that are at any time or from time to time presented for consideration to the holders of Shares. The Voting Party agrees to, and agrees to cause its Controlled Affiliates to, be present, in person or by proxy, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment, recess or postponement thereof, to vote on the Supported Matters (in the manner described in this Section 4) so that all of the Voting Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Voting Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. All rights, ownership and economic benefits of and relating to the Voting Shares shall remain vested in and belong to the Voting Party and its Controlled Affiliates. Furthermore, nothing contained in this Agreement shall require the Voting Party or its Controlled Affiliates to convert, exercise or exchange any option or convertible securities in order to obtain any underlying shares of Company Common Stock.

Section 5. Proxy Card. The Voting Party shall, and shall cause each Controlled Affiliate to, promptly (but in any event no later than ten (10) Business Days prior to the Company Stockholders’ Meeting) execute and deliver to the Company or the Company’s proxy solicitor (or cause the holders of record of such Person’s Shares to execute and deliver to the Company or the Company’s proxy solicitor) any proxy card or voting instructions such Person receives that is sent by the Company to its stockholders soliciting proxies with respect to any matter described in Section 4 which shall be voted in the manner described in Section 4, and such shall not be amended, withdrawn or rescinded.

Section 6. No Voting Trust or Other Arrangement. The Voting Party agrees that during the term of this Agreement the Voting Party will not, and will not permit any Controlled Affiliate to, deposit any Voting Shares in a voting trust, grant any proxy or power of attorney with respect to any Voting Shares or subject any Voting Shares to any agreement, arrangement or understanding with respect to the voting of such Voting Shares, in each case, that is inconsistent with the Voting Party’s obligations under this Agreement.

Section 7. Transfer and Encumbrance. The Voting Party agrees that during the term of this Agreement the Voting Party will not, and will not permit any Controlled Affiliate to, directly or indirectly, Transfer any Voting Shares or enter into any Contract, option or other agreement, arrangement or understanding with respect to a Transfer of any Voting Shares or any voting or economic interest therein, except for a Permitted Transfer. Any attempted Transfer of Voting

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Shares or any interest therein in violation of this Section 7 shall be null and void. “Permitted Transfer” means a Transfer by the Voting Party or any Controlled Affiliate to another Controlled Affiliate; provided, that, prior to and as a condition to the effectiveness of such Transfer contemplated by the foregoing clause, each Person to whom any of such Voting Shares or any interest in any of such Voting Shares is or may be transferred shall have executed and delivered to the Voting Party and the Company a counterpart of this Agreement in a form reasonably acceptable to the Voting Party and the Company pursuant to which such Controlled Affiliate shall be bound by all of the terms and provisions hereof in which case such Controlled Affiliate shall be deemed a Voting Party hereunder. No Permitted Transfer shall relieve the Voting Party of its obligations under this Agreement. Neither the Voting Party nor any of its Controlled Affiliates has entered into any agreement to Transfer any Voting Shares and no Person has a right to acquire any of the Voting Shares held by such Person.

Section 8. Regulatory Matters.

(a) The Voting Party shall, and shall use reasonable best efforts to cause its Controlled Affiliates to use their respective reasonable best efforts to, consistent with the time frames set forth in Section 6.03 of the Merger Agreement, provide information contemplated by Section 6.03(c) of the Merger Agreement to any Governmental Authority requesting such information in connection with filings or notifications under, or relating to, applicable laws (collectively, the “Regulatory Filings”) that are required as a result of, or pursuant to, the Merger Agreement and the related transactions, including information required or requested to be provided to any antitrust or other regulatory authorities in connection with any approvals reasonably sought in connection with the transactions contemplated by the Merger Agreement.

(b) The Voting Party shall, and shall cause its Controlled Affiliates to, provide to the Company all information concerning such party and its Controlled Affiliates as may be reasonably requested by the Company and customary in connection with the Proxy Statement and the Schedule 13E-3 and shall otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the Schedule 13E-3 and the resolution of any comments thereto received from the SEC in the manner contemplated by the Merger Agreement.

Section 9. Voting Party Capacity. This Agreement is being entered into by the Voting Party solely in its capacity as a Beneficial Owner of, or Person with the power to direct the voting of, the Voting Shares, and nothing in this Agreement shall restrict or limit the ability of any Affiliate of the Voting Party who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders.

Section 10. Waiver of Appraisal Rights. The Voting Party hereby irrevocably waives, to the fullest extent permitted by applicable Law, and agrees not to assert and to cause each Controlled Affiliate not to assert any appraisal rights under Section 262 of the DGCL with respect to all Voting Shares with respect to the Merger and the transactions contemplated by the Merger Agreement. The Voting Party acknowledges and agrees that, to the extent any Voting Shares are subject to cancellation under Section 3.01(b) of the Merger Agreement immediately prior to the Effective Time, such Voting Shares shall be canceled at the Effective Time without delivery of any consideration therefor. The Voting Party agrees not to, and to cause its Affiliates not to

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participate in, and agrees to take or cause to be taken all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Action by any Disinterested Stockholder, against Parent, Intermediate, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any Action (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of any fiduciary duty of the Board or the Special Committee in connection with the Merger Agreement and the transactions contemplated thereby.

Section 11. Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 11 shall relieve any party of liability for any Willful Breach of this Agreement occurring prior to such termination. For purposes hereof, “Willful Breach” means a material breach of this Agreement that is the result of a willful or deliberate act or failure to act by a party hereto that actually knows that taking such act or failure to act would result in such a material breach.

Section 12. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto and, accordingly, that this Agreement shall be specifically enforceable and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction, restraining order, specific performance or other equitable relief without proof of actual damages or the posting of any bond or other security. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Agreement were not carried out in accordance with the terms and conditions hereof.

Section 13. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 14. Notices. All notices, requests and other communications to any party hereto shall be in writing and shall be deemed given if delivered personally, by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or if sent by overnight courier (providing proof of delivery) to the parties hereto at the following addresses:

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(a) If to the Voting Party:

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Attention: Jacob D. Smith

Email: jsmith@lkcm.com

with a copy (which shall not constitute notice) to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Attention: Andrew J. Noreuil; Ryan H. Ferris

Email: anoreuil@mayerbrown.com; rferris@mayerbrown.com

(b) If to the Company or the Special Committee:

8770 West Bryn Mawr Avenue, Suite 500

Chicago, Illinois 60631

Attention: Ron Knutson, Chief Financial Officer

Email: Ron.knutson@lawsonproducts.com

with copies (which shall not constitute notice) to:

McDermott Will & Schulte LLP

444 West Lake Street, Suite 4000

Chicago, Illinois 60606

Attention: Heidi J. Steele; Eric Orsic

Email: hsteele@mcdermottlaw.com; eorsic@mcdermottlaw.com

or such other address or email address as such party may hereafter specify by like notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 15. Miscellaneous.

(a) Governing Law. This Agreement and all disputes, controversies or other Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement, including matters of validity, construction, effect, performance and remedies, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under any applicable conflict of laws principles. All Actions arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept

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jurisdiction over any Action, any state or federal court of competent jurisdiction within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree not to attempt to deny or defeat such jurisdiction by motion or otherwise request leave from any such court and (iv) agree not to bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court.

(b) Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 15(b).

(c) Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by Law.

(d) Counterparts. This Agreement may be executed in one or more counterparts (including by electronic signature (including DocuSign), PDF or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(e) Titles and Headings. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

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(f) Assignment; Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other party hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. Except as provided in the next sentence, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g) Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary to effect the transactions contemplated by this Agreement.

(h) Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Shares” and “Voting Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(i) Special Committee. No decision, confirmation or determination by the Company shall be made, no approval, consent or waiver by the Company shall be granted, and no other action by the Company shall be taken, in each case, with respect to matters contemplated by this Agreement, without first obtaining the prior approval of the Special Committee. Any purported action taken in violation of this Section 15(i) shall be null and void ab initio. Notwithstanding any other provision of this Agreement, from and after the Effective Time, (i) the foregoing provisions of this Section 15(i) shall no longer be in effect and (ii) no consent, approval or other action of any kind by the Special Committee shall be required with respect to any decision, confirmation, determination, approval, consent, waiver or other action or non-action of any kind by any Person or group of Persons.

[The remainder of this page is intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

LUTHER KING CAPITAL MANAGEMENT CORPORATION

By:	/s/ Jacob D. Smith
Name: Jacob D. Smith
Title: Principal and General Counsel

[Signature Page to Voting and Support Agreement]

DISTRIBUTION SOLUTIONS GROUP, INC.

By:	/s/ Ronald Knutson
Name: Ronald Knutson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Voting and Support Agreement]

Exhibit 10.2

EXECUTION VERSION

LIMITED GUARANTEE

This LIMITED GUARANTEE, dated as of July 15, 2026 (this “Limited Guarantee”), is made by LKCM Headwater Investments IV, L.P., a Delaware limited partnership (the “Guarantor”), in favor of Distribution Solutions Group, Inc., a Delaware corporation (the “Guaranteed Party”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement (as defined below).

1. Guarantee. To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Agreement”), by and among Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“Parent”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Intermediate”), Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Intermediate (“Merger Sub”), and the Guaranteed Party, pursuant to which Merger Sub shall merge with and into the Guaranteed Party (the “Merger”), with the Guaranteed Party continuing as the surviving corporation in the Merger, on the terms and subject to the conditions set forth in the Agreement, the Guarantor, intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party the due, punctual and complete payment, performance and discharge of the obligations of Parent to pay to the Guaranteed Party: (a) the Reverse Termination Fee pursuant to Section 8.03(c) and Section 8.03(d) of the Agreement if, as and when the Reverse Termination Fee becomes payable under the Agreement, plus (b) any amounts payable by Parent, Intermediate and Merger Sub to the Guaranteed Party under Section 8.03(e) of the Agreement if, as and when any such amounts become payable thereunder plus (c) Parent’s reimbursement, indemnification, expense and other payment obligations under Section 6.10(e) of the Agreement that expressly survive termination of the Agreement, plus (d) any monetary damages awarded in a final, non-appealable proceeding by a court of competent jurisdiction or agreed in writing by Parent to be payable by Parent, Intermediate or Merger Sub to the Guaranteed Party for any Willful Breach of the Agreement, in each case only if, as and when any such amounts become payable thereunder (clauses (a) through (d), collectively, the “Guaranteed Obligations”); provided, however, that this Limited Guarantee will expire and will have no further force or effect, and the Guaranteed Party will have no rights hereunder, upon termination of the obligations and liabilities of the Guarantor hereunder in accordance with Section 7. In no event shall the Guarantor’s aggregate liability hereunder in respect of the Guaranteed Obligations exceed an amount equal to $30,000,000 (such limitation on the liability with respect to the Guaranteed Obligations being herein referred to as the “Aggregate Fee Cap”); it being understood that this Limited Guarantee may not be enforced against the Guarantor without giving effect to the Aggregate Fee Cap (and to the provisions of Section 7 and Section 8). This Limited Guarantee may be enforced for money damages only.

If Parent fails to discharge its Guaranteed Obligations when due under the terms of the Agreement, then the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Guaranteed Obligations shall, at the Guaranteed Party’s option, become due and payable (up to the Aggregate Fee Cap) and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder to collect the Guarantor’s liabilities hereunder in respect of such Guaranteed Obligations, subject to the Aggregate Fee Cap. The Guaranteed Party further acknowledges that in the event that Parent has satisfied a portion but not all of the Guaranteed Obligations, payment of the unsatisfied portion of the Guaranteed Obligations by Guarantor (or by any other Person on behalf of Guarantor) shall constitute satisfaction in full of such Guarantor’s obligations to the Guaranteed Party with respect thereto.

In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Guaranteed Obligations (subject to the Aggregate Fee Cap), regardless of whether any such action is brought against Parent or whether Parent is joined in any such action or actions.

2. Nature of Guarantee. The Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Agreement that may be agreed to by Parent. Without limiting the foregoing, the Guaranteed Party shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder in respect of the Guaranteed Obligations. In the event that any payment hereunder is rescinded or must otherwise be, and is, returned to the Guarantor for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Guaranteed Obligations as if such payment had not been made. This Limited Guarantee is a guarantee of payment and not of collection.

3. Changes in Obligations; Certain Waivers. The Guarantor agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Guaranteed Obligations, and may also make any agreement with Parent for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee or affecting the validity or enforceability of this Limited Guarantee. Subject to the termination of this Limited Guarantee as provided herein, the Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent; (b) any change in the time, place or manner of payment of the Guaranteed Obligations, or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Agreement made in accordance with the terms thereof or any agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations; (c) the addition, substitution or release of any entity or other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Agreement; (d) any change in the corporate existence, structure or ownership of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Agreement; or (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Agreement or the Equity Commitment Letter or any of their respective assets. To the fullest extent permitted by applicable Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice

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of the acceptance of this Limited Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Guaranteed Obligations incurred and all other notices of any kind (other than notices to Parent pursuant to the Agreement and notices pursuant to this Limited Guarantee), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar applicable Law now or hereafter in effect or any right to require the marshalling of assets of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the transactions contemplated by the Agreement. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

The Guarantor hereby unconditionally and irrevocably waives any rights that it may now have or hereafter acquire against Parent that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligations under or in respect of this Limited Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, and the Guarantor shall not exercise any such rights unless and until all amounts payable by the Guarantor under this Limited Guarantee (which shall be subject to the Aggregate Fee Cap) shall have been paid in full in immediately available funds. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in immediately available funds of all amounts payable by the Guarantor under this Limited Guarantee (which shall be subject to the Aggregate Fee Cap), such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be promptly paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable by the Guarantor under this Limited Guarantee (which shall be subject to the Aggregate Fee Cap). Notwithstanding anything to the contrary contained in this Limited Guarantee or otherwise, the Guaranteed Party hereby agrees that: (i) to the extent Parent is relieved of the Guaranteed Obligations under the Agreement, the Guarantor shall be similarly relieved of its corresponding payment obligations under this Limited Guarantee to the extent thereof; (ii) the Guarantor shall have all defenses to its obligations under this Limited Guarantee (which shall be subject to the Aggregate Fee Cap) that would be available to Parent, Intermediate, Merger Sub or any assignee of Parent, Intermediate or Merger Sub under the Agreement with respect to the Guaranteed Obligations, as well as any defense in respect of fraud by the Guaranteed Party in connection with this Limited Guarantee or the Agreement; and (iii) any failure by the Guaranteed Party to comply with the terms of the Agreement that would relieve Parent of its payment, reimbursement or indemnification obligations under the Agreement shall likewise relieve the Guarantor of its corresponding obligations under this Limited Guarantee; provided that the Guarantor shall not assert, and hereby irrevocably waives, any defense based on lack of funds, failure to obtain financing (including any debt financing), insolvency, bankruptcy or similar proceedings involving Parent, Intermediate, Merger Sub or any Equity Commitment Party, lack of authorization, or any suretyship or similar defense waived in this Section 3.

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4. Representations and Warranties.

(a) The Guarantor hereby represents and warrants that:

(i) it is a duly organized and validly existing limited partnership under the Laws of the State of Delaware and has all requisite limited partnership power and authority to execute, deliver and perform this Limited Guarantee, and the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s partnership agreement or other organizational documents or any applicable Law, regulation, rule, decree, Governmental Order or contractual restriction binding on the Guarantor or its assets;

(ii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with in all material respects by the Guarantor, and no other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guarantee;

(iii) assuming due execution and delivery of the Agreement by all parties thereto and this Limited Guarantee by the other parties hereto, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to: (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at Law);

(iv) the Guarantor has, and will maintain throughout the term of this Limited Guarantee, sufficient uncalled capital commitments or other available funds to satisfy all of its obligations under this Limited Guarantee; and

(v) the Guarantor has received all necessary internal approvals required to fund the Guaranteed Obligations when required under this Limited Guarantee.

(b) The Guaranteed Party hereby represents and warrants that:

(i) the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guaranteed Party’s charter, bylaws (or equivalent) or any applicable Law or contractual restriction applicable to or binding on such Guaranteed Party or its assets;

(ii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guaranteed Party have been obtained or made and all conditions thereof have been duly complied with in all material respects, and no other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guarantee; and

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(iii) assuming due execution and delivery of the Agreement by all parties thereto and this Limited Guarantee by the other parties hereto, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to: (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at Law).

5. No Assignment; Successors. Neither the Guarantor nor the Guaranteed Party may assign or delegate its rights, interests or obligations hereunder to any other Person (except by operation of applicable Law) without the prior written consent of the other party hereto; provided, however, that the Guarantor may assign or delegate all or part of its rights, interests and obligations hereunder, without the prior written consent of the Guaranteed Party, to (a) any Affiliate of the Guarantor, (b) any co-investor, or (c) any entity managed or otherwise controlled by or under common control with the Guarantor, in each case, that expressly agrees to assume the Guarantor’s obligations hereunder; provided, further, that (i) any such assignment shall not relieve the Guarantor of its obligations hereunder, (ii) the Guarantor and Parent shall give written notice to the Guaranteed Party of any such assignment prior to Closing promptly after such assignment is effected (and in any event no later than two (2) Business Days thereafter) and (iii) any such assignment that would reasonably be expected to prevent, materially impair or materially delay payment of the Guaranteed Obligations when due shall be void ab initio.

6. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or if sent by overnight courier (providing proof of delivery) to the parties hereto at the following addresses:

if to the Guarantor:

LKCM Headwater Investments IV, L.P.

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Attention: Jacob D. Smith

Email: jsmith@lkcm.com

with a copy (which shall not constitute notice) to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Attention: Andrew J. Noreuil, Ryan H. Ferris

Email: anoreuil@mayerbrown.com, rferris@mayerbrown.com

if to the Guaranteed Party:

8770 West Bryn Mawr Avenue, Suite 500

Chicago, Illinois 60631

Attention: Ron Knutson, Chief Financial Officer

Email: Ron.knutson@lawsonproducts.com

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and with a copy (which shall not constitute notice) to:

McDermott Will & Schulte LLP

444 West Lake Street, Suite 4000

Chicago, Illinois 60606

Attention: Heidi J. Steele; Eric Orsic

Email: hsteele@mcdermottlaw.com; eorsic@mcdermottlaw.com

7. Continuing Guarantee. This Limited Guarantee is a continuing guarantee and shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid in full (subject to the Aggregate Fee Cap). Notwithstanding the foregoing, or anything express or implied in this Limited Guarantee, this Limited Guarantee shall automatically terminate and the Guarantor shall have no further obligations under or in connection with this Limited Guarantee upon the earliest to occur of:

(a) the funding of the Commitment (as defined in the Equity Commitment Letter) in full and the consummation of the Closing in accordance with the Agreement, including payment in full of all amounts required to be paid by Parent, Intermediate or Merger Sub in accordance with the Agreement;

(b) the consummation of the Closing in accordance with the terms of the Agreement;

(c) if the Agreement is terminated in accordance with its terms, the date that is two (2) months after such termination; provided, however, that if prior to the end of such two (2)-month period the Guaranteed Party shall have commenced any litigation or proceeding in respect of a claim for payment of the Guaranteed Obligations or concerning the enforcement of this Limited Guarantee against the Guarantor, this Limited Guarantee shall terminate upon the earliest to occur of (x) the consummation of the Closing in accordance with the terms of the Agreement, including payment of the amounts required to be paid by Parent, Intermediate or Merger Sub at the Closing in accordance with the Agreement, (y) a final, non-appealable resolution by a court of competent jurisdiction of such litigation or proceeding and payment of Guarantor’s Guaranteed Obligations and (z) a written agreement between the Guarantor and the Guaranteed Party terminating the obligations and liabilities of the Guarantor pursuant to this Limited Guarantee; and

(d) the irrevocable payment and performance in full of all Guaranteed Obligations.

Notwithstanding the foregoing, or anything express or implied in this Limited Guarantee or otherwise, in the event that the Guaranteed Party or any of its Affiliates acting at the express written direction of the Guaranteed Party with the prior approval of the Special Committee asserts in any litigation or other proceeding (a) that the provisions of Section 1 limiting the Guarantor’s liability with respect to the Guaranteed Obligations to the Aggregate Fee Cap or the provisions of this Section 7 or Section 8 are illegal, invalid or unenforceable in whole or in part, (b) that the Guarantor is liable in respect of this Limited Guarantee in excess of or to a greater extent than the Aggregate Fee Cap, or (c) any theory of liability against any Non-Recourse Party (as defined in

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Section 8) with respect to this Limited Guarantee, the Agreement, the Equity Commitment Letter, any other agreement or instrument delivered in connection with this Limited Guarantee or the Agreement, or the transactions contemplated hereby or thereby, other than any Retained Claims (as defined in Section 8) asserted against the Guarantor, Parent, Intermediate or Merger Sub, as applicable, then: (i) the obligations of the Guarantor under or in connection with this Limited Guarantee shall terminate automatically ab initio and be null and void; (ii) if the Guarantor has previously made any payments under or in connection with this Limited Guarantee, it shall be entitled to recover and retain such payments, and (iii) neither the Guarantor nor any other Non-Recourse Party shall have any liability to the Guaranteed Party or any other Person under or in connection with this Limited Guarantee, the Agreement, the Equity Commitment Letter, any other agreement or instrument delivered in connection with this Limited Guarantee or the Agreement, or the transactions contemplated hereby or thereby. No assertion by any public stockholder of the Guaranteed Party, any derivative plaintiff, any Governmental Authority, any director, officer or Representative of the Guaranteed Party acting in an individual capacity, or any Person not acting at the express written direction of the Guaranteed Party with the prior written approval of the Special Committee shall terminate, impair or otherwise affect the obligations of the Guarantor under this Limited Guarantee.

8. No Recourse. The Guaranteed Party acknowledges and agrees that the sole assets of Parent are cash in a de minimis amount (less than $1,000) and its rights under the Agreement, the Equity Commitment Letter and the agreements contemplated thereby and that no additional funds are expected to be contributed to Parent unless and until the Closing occurs under the Agreement. By its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that:

(a) no Person other than the Guarantor shall have any obligations under or in connection with this Limited Guarantee notwithstanding the fact that the Guarantor may be a limited partnership;

(b) the Guarantor shall have no obligations under or in connection with this Limited Guarantee except as expressly provided by this Limited Guarantee; and

(c) no personal liability shall attach to, and no recourse shall be had or sought by the Guaranteed Party, any of its Affiliates or any Person purporting to claim by or through the Guaranteed Party or for the benefit of the Guaranteed Party under any theory of liability (including without limitation by attempting to pierce a corporate, limited liability company or partnership veil, by attempting to compel Parent to enforce any rights that it may have against any Person, by attempting to enforce any assessment, or by attempting to enforce any purported right at Law or in equity, whether sounding in contract, tort, statute or otherwise) against, any Non-Recourse Party (as hereinafter defined) in any way under or in connection with this Limited Guarantee, the Agreement, the Equity Commitment Letter, the Confidentiality Agreement, any other agreement or instrument delivered in connection with this Limited Guarantee or the Agreement, or the transactions contemplated hereby or thereby (whether at Law or in equity, whether sounding in contract, tort, statute or otherwise), except that for purposes of this clause (c) the Guaranteed Party may assert claims: (i) against the Guarantor (A) under, and pursuant to the terms of, this Limited Guarantee (subject to the Aggregate Fee Cap) following a valid termination of the Agreement in accordance with the terms thereof and (B) seeking specific performance of the terms of the Equity

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Commitment Letter pursuant to and subject to the limitations of Section 5(b) of the Equity Commitment Letter and Section 9.07 of the Agreement; (ii) against Parent, Intermediate or Merger Sub in accordance with and pursuant to the terms of the Agreement; (iii) against Sponsor in accordance with and pursuant to the terms of the Support Agreement; and (iv) against Sponsor under the Confidentiality Agreement, subject to the terms and conditions therein (the claims described in clauses (i) through (iv) collectively, the “Retained Claims”). Nothing contained in this Section 8 shall limit or impair the Guaranteed Party’s right to enforce this Limited Guarantee, the Equity Commitment Letter, the Agreement or any judgment or order entered in connection therewith.

As used herein, the term “Non-Recourse Parties” shall mean, collectively, Parent, Intermediate, Merger Sub, the Guarantor, and any of their respective former, current or future equity holders, controlling persons, directors, officers, employees, agents, general or limited partners, managers, management companies, members, stockholders, other Representatives, financing sources and prospective financing sources, Affiliates or assignees and any and all former, current or future equity holders, controlling persons, directors, officers, employees, agents, general or limited partners, managers, management companies, members, stockholders, other Representatives, financing sources and prospective financing sources, Affiliates or assignees of any of the foregoing, and any and all former, current or future estates, heirs, executors, administrators, trustees, successors or assigns of any of the foregoing. The Guaranteed Party hereby covenants and agrees that it shall not, and it shall cause its Affiliates not to, institute any proceeding or bring any claim in any way under or in connection with this Limited Guarantee, the Agreement, any other agreement or instrument delivered in connection with this Limited Guarantee or the Agreement (including, without limitation, the Equity Commitment Letter) or the transactions contemplated hereby or thereby (whether at Law or in equity, whether sounding in contract, tort, statute or otherwise) against any Non-Recourse Party, other than Parent, Intermediate, Merger Sub, the Guarantor or any Person against whom a Retained Claim may expressly be asserted. Other than the other Non-Recourse Parties, no Person other than the Guarantor and the Guaranteed Party shall have any rights or remedies under or in connection with this Limited Guarantee or the transactions contemplated hereby. Notwithstanding anything to the contrary herein, nothing in this Limited Guarantee, including the definition of Non-Recourse Parties, shall limit, impair or otherwise affect any rights or remedies of the Guaranteed Party or any of its Subsidiaries under the Credit Agreement or the Credit Agreement Amendment in their capacities as borrowers, guarantors, grantors or other loan parties thereunder.

9. Acknowledgement. For the avoidance of doubt, the remedies available to the Guaranteed Party under Section 9.07 of the Agreement and the Equity Commitment Letter shall be in addition to any other remedy to which the Guaranteed Party is entitled, and the election to pursue any injunction or specific performance under Section 9.07 of the Agreement and/or the Equity Commitment Letter shall not restrict, impair or otherwise limit the Guaranteed Party from, in the alternative, subject in all cases to the terms of the Agreement, terminating the Agreement and collecting the Guaranteed Obligations; provided, however, that, without limiting the ability of the Guaranteed Party to seek both remedies prior to the time at which the Agreement is validly terminated at which point the Guaranteed Party may only seek payment of any then-payable Guaranteed Obligations (subject to the Aggregate Fee Cap), and under no circumstances shall the Guaranteed Party be permitted or entitled to receive both a grant of specific performance under Section 9.07 of the Agreement that results in the occurrence of the Closing, on the one hand, and the payment of the Reverse Termination Fee, on the other hand.

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10. Governing Law; Jurisdiction.

(a) THIS LIMITED GUARANTEE AND ALL DISPUTES, CONTROVERSIES OR OTHER ACTIONS ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE OR ALL OF THE RETAINED CLAIMS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE CONFLICT OF LAWS PRINCIPLES.

(b) All Actions arising out of or relating to this Limited Guarantee and all Retained Claims shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court of competent jurisdiction within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Limited Guarantee and all Retained Claims in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 10(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each of the parties hereto hereby consents to process being served by any party to this Limited Guarantee in any Retained Claim by the delivery of a copy thereof in accordance with the provisions of Section 6 (other than by electronic mail) along with a notification that service of process is being served in conformance with this Section 10. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

11. Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LIMITED GUARANTEE AND ALL RETAINED CLAIMS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE OR ALL OF THE RETAINED CLAIMS. EACH PARTY

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CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11.

12. Counterparts. This Limited Guarantee shall not be effective until it has been executed and delivered by all parties hereto. This Limited Guarantee may be executed by electronic transmission in .pdf format, and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

13. Third Party Beneficiaries. This Limited Guarantee shall be binding upon and inure solely to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Limited Guarantee is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein; except that as a material aspect of this Limited Guarantee the parties intend that all Non-Recourse Parties other than the Guarantor shall be, and such Non-Recourse Parties are, intended third party beneficiaries of this Limited Guarantee who may rely on and enforce the provisions of this Limited Guarantee that bar the liability, or otherwise protect the interests, of such Non-Recourse Parties.

14. Confidentiality. This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party and its Representatives solely in connection with the Agreement and the transactions contemplated thereby. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to in any document by the Guaranteed Party and its Representatives except with the prior written consent of the Guarantor; provided, however, that no such written consent is required for any disclosure of the existence or terms of this Limited Guarantee by the Guaranteed Party to (a) the extent required by applicable Law, the applicable rules of any national securities exchange or in connection with any U.S. Securities and Exchange Commission filing relating to the transactions contemplated by the Agreement (provided, that the Guaranteed Party will provide the Guarantor an opportunity to review such required disclosure in advance of such public disclosure being made to the extent permitted by Law), (b) professional advisors of the Guaranteed Party who need to know of this Limited Guarantee in connection with the transactions contemplated by the Agreement; (c) the Special Committee and the Board; or (d) in connection with the enforcement of the Guaranteed Party’s rights hereunder or under the Agreement.

15. Miscellaneous.

(a) This Limited Guarantee constitutes the entire agreement with respect to the subject matter hereof, and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among the Guarantor or any of its Affiliates, on the one hand, and the Guaranteed Party or any other Non-Recourse Parties,

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on the other hand. No amendment, supplementation, modification or waiver of this Limited Guarantee or any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing. The Guaranteed Party and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guarantor or any other Non-Recourse Party in connection with this Limited Guarantee except as expressly set forth herein by the Guarantor and as set forth in the Agreement, the Equity Commitment Letter, the Support Agreement and the Confidentiality Agreement. The Guarantor and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guaranteed Party in connection with this Limited Guarantee except as expressly set forth herein by the Guaranteed Party and as set forth in the Agreement, the Equity Commitment Letter, the Support Agreement and the Confidentiality Agreement.

(b) Any term or provision of this Limited Guarantee that is invalid or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that this Limited Guarantee may not be enforced without giving effect to the limitation of the amount payable by the Guarantor hereunder with respect to the Guaranteed Obligations to the Aggregate Fee Cap provided in Section 1 and to the provisions of Section 7 and Section 8. Each party hereto covenants and agrees that it shall not assert, and shall cause its respective Affiliates and representatives not to assert, that this Limited Guarantee or any part hereof is invalid, illegal or unenforceable in accordance with its terms.

(c) The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee.

(d) All parties acknowledge that each party and its counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee.

(e) For purposes of this Limited Guarantee, any consent, approval or waiver that may be given, or is required to be given, by the Guaranteed Party shall require the prior approval of the Special Committee, and any action by the Guaranteed Party under this Limited Guarantee shall only be valid with the prior approval of the Special Committee. Notwithstanding any other provision of this Agreement, from and after the Effective Time, (i) the foregoing provisions of this Section 15(e) shall no longer be in effect and (ii) no consent, approval or other action of any kind by the Special Committee shall be required with respect to any decision, confirmation, determination, approval, consent, waiver or other action or non-action of any kind by any Person or group of Persons.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Guarantee to be duly executed and delivered as of the date first above written.

GUARANTOR:

LKCM HEADWATER INVESTMENTS IV, L.P.

By: LKCM Headwater Investments IV GP, L.P., its general partner

By: LKCM Headwater Investments GP, LLC, its general partner

By:	/s/ Jacob D. Smith
Name: Jacob D. Smith
Title: Vice President and General Counsel

[Signature page to Limited Guarantee]

GUARANTEED PARTY:

DISTRIBUTION SOLUTIONS GROUP, INC.

By:	/s/ Ronald Knutson
Name: Ronald Knutson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature page to Limited Guarantee]

Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 15, 2026 by and among DISTRIBUTION SOLUTIONS GROUP, INC., a Delaware corporation (formerly known as Lawson Products, Inc., the “Company”), each other Borrower under the Existing Credit Agreement, the other Loan Parties under the Existing Credit Agreement, the “Lenders” party to the Existing Credit Agreement (the “Existing Lenders”) signatory hereto, and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement, dated as of December 18, 2025, by and among the Company, the other Loan Parties party thereto, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

RECITALS

WHEREAS, the Sponsor and the Company intend to consummate the Take-Private Transaction;

WHEREAS, the Loan Parties intend to consummate certain other Permitted Acquisitions after the First Amendment Date;

WHEREAS, in connection therewith, the Company has requested that Existing Lenders constituting Required Lenders (as defined in and determined under the Existing Credit Agreement immediately prior to the effectiveness hereof) and the Administrative Agent agree to make certain modifications to the Existing Credit Agreement; and

WHEREAS, the parties hereto have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise noted, capitalized terms used herein (including in the Recitals above) and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement referenced below.

2. Amendments to the Existing Credit Agreement. Effective as of the First Amendment Date, the parties hereto agree that the Amended Credit Agreement (excluding all Exhibits (other than Exhibit G to the Amended Credit Agreement which shall be in the form appended thereto and shown on Exhibit A hereto) and Schedules, which shall remain in the form most recently delivered) is hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto (the Existing Credit Agreement as so amended or restated, the “Amended Credit Agreement”).

3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Date”) on which each of the following conditions precedent shall have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) each Borrower and each other Loan Party, (ii) the Required Lenders, and (iii) the Administrative Agent;

(b) the representations and warranties contained in Article III of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of such earlier date;

(c) no Default or Event of Default shall exist;

(d) the Administrative Agent shall have received a certificate, dated as of the First Amendment Date, from a Responsible Officer of the Company (on behalf of each Loan Party), certifying as to the satisfaction of the conditions described in the immediately preceding Sections 4(b) and 4(c);

(e) the Administrative Agent shall have received all costs, fees, and all reasonable and documented out-of-pocket expenses (including, without limitation, legal fees and expenses for which invoices have been presented three (3) Business Days (or such shorter period as may be agreed upon by the Company) prior to the First Amendment Date) and all other compensation payable to any Arranger or Lenders in connection with this Amendment, shall have been paid on or prior to the First Amendment Date; and

(f) the Administrative Agent shall have received a fully executed and effective copy of the Take-Private Transaction Merger Agreement;

provided, that, if all such conditions other than the conditions set forth in clause (e) of this Section 3 are satisfied (x) on a day that is not a Business Day, the First Amendment Date shall occur on such day, (y) on a Business Day after the time at which the account bank from which the costs, fees, expenses and compensation referred to in clause (e) of this Section 3 are to be paid can process same-day wire transfers, the First Amendment Date shall occur on such Business Day, or (z) before 9:30am (New York City time) on a Business Day, the First Amendment Date shall occur on such Business Day and (A) with respect to clauses (x) or (y) of this proviso, the Company shall cause the conditions set forth in such clause (e) to satisfied on the immediately succeeding Business Day (it being understood and agreed that failure to cause such condition to be satisfied on such immediately succeeding Business Day shall constitute an immediate Event of Default under Section 7.01(a) of the Amended Credit Agreement) or (B) with respect to clause (z) of this proviso, the Company shall cause the conditions set forth in such clause (e) to satisfied on such Business Day (it being understood and agreed that failure to cause such condition to be satisfied on such Business Day shall constitute an immediate Event of Default under Section 7.01(a) of the Amended Credit Agreement).

4. Reference to and Effect on the Credit Agreement; Reaffirmation.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Amended Credit Agreement after giving effect to the transactions contemplated hereby.

(b) Except as specifically amended above, the Amended Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall

2

not limit or diminish the obligations of any Loan Party arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Amended Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith. This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement or any of the Obligations or Secured Obligations.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Amended Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6. Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be deemed to constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 9.06(b) of the Amended Credit Agreement shall apply to this Amendment.

7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DISTRIBUTION SOLUTIONS GROUP, INC. (formerly known as Lawson Products, Inc.), as the Company and as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

LAWSON PRODUCTS, INC., as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BARON DIVESTITURE COMPANY, as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President and Treasurer

LAWSON PRODUCTS CANADA INC., as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

THE BOLT SUPPLY HOUSE LTD., as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Senior Vice President and Treasurer

GS OPERATING, LLC, as a Borrower

By:	/s/ Craig Schilling
Name:	Craig Schilling
Title:	Chief Financial Officer and Vice President

TESTEQUITY LLC, as a Borrower

By:	/s/ Mark Riordan
Name:	Mark Riordan
Title:	Chief Financial Officer and Secretary

301 HW OPUS HOLDINGS, INC.,as a Subsidiary Guarantor

By:	/s/ Craig Schilling
Name:	Craig Schilling
Title:	Chief Financial Officer and Vice President

TESTEQUITY ACQUISITION, LLC, as a Subsidiary Guarantor

By:	/s/ Mark Riordan
Name:	Mark Riordan
Title:	Chief Financial Officer and Secretary

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

INTERWORLD HIGHWAY, LLC, as a Subsidiary Guarantor

By:	/s/ Mark Riordan
Name:	Mark Riordan
Title:	Chief Financial Officer and Secretary

HIS COMPANY, INC., as a Subsidiary Guarantor

By:	/s/ Mark Riordan
Name:	Mark Riordan
Title:	Chief Financial Officer and Secretary

S&S AUTOMOTIVE, LLC, as a Subsidiary Guarantor

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President

SOURCE ATLANTIC LIMITED, as a Subsidiary Guarantor

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President and Treasurer

SOUCIE SALO LIMITED, as a Subsidiary Guarantor

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

JPMORGAN CHASE BANK, N.A., individually as the Administrative Agent and as a Lender

By:	/s/ Brian Ward
Name:	Brian Ward
Title:	Authorized Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert L. Knowles
Name:	Robert L. Knowles
Title:	Sr. Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

TD BANK, N.A., as a Lender

By:	/s/ Peter Echausse
Name:	Peter Echausse
Title:	Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Zwanziger
Name:	John Zwanziger
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Travis Padgett
Name:	Travis Padgett
Title:	Executive Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Lucas
Name:	Benjamin Lucas
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

CIBC BANK USA, as a Lender

By:	/s/ Riley Hanson
Name:	Riley Hanson
Title:	Associate Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

REGIONS BANK, as a Lender

By:	/s/ Nicole Flores
Name:	Nicole Flores
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

FIRST HORIZON BANK, as a Lender

By:	/s/ Cody Tucker
Name:	Cody Tucker
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

FLAGSTAR BANK, N.A., as a Lender

By:	/s/ James M. Sumoski
Name:	James M. Sumoski
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Toby B. Rau
Name:	Toby B. Rau
Title:	Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

BANK OF TEXAS, as a Lender

By:	/s/ John Gerdes
Name:	John Gerdes
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

EXHIBIT A

Amendments to Credit Agreement

[Attached]

~~EXECUTION VERSION~~EXHIBIT A TO FIRST AMENDMENT

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

December 18, 2025

(as amended by First Amendment to Second Amended and Restated Credit Agreement, dated as of July 15, 2026)

among

DISTRIBUTION SOLUTIONS GROUP, INC., formerly known as Lawson Products, Inc., a Delaware corporation, LAWSON PRODUCTS, INC., an Illinois corporation, BARON DIVESTITURE

COMPANY, an Illinois corporation, LAWSON PRODUCTS CANADA INC., a British Columbia corporation, THE BOLT SUPPLY HOUSE LTD., an Alberta corporation, GS OPERATING, LLC, a

Delaware limited liability company, and TESTEQUITY LLC, a Delaware limited liability company, as

Borrowers,

The Other Loan Parties Party Hereto,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

BOFA SECURITIES, INC., WELLS FARGO SECURITIES, LLC, U.S. BANK NATIONAL

ASSOCIATION, TD BANK, N.A., CAPITAL ONE NATIONAL ASSOCIATION, REGIONS BANK

CAPITAL MARKETS, a Division of REGIONS BANK and CIBC BANK USA

as Joint Bookrunners, Joint Lead Arrangers and Co-Syndication Agents

Page
ARTICLE I Definitions	1

SECTION 1.01. Defined Terms	1
SECTION 1.02. Classification of Loans and Borrowings	~~51~~61
SECTION 1.03. Terms Generally	~~51~~61
SECTION 1.04. Accounting Terms; GAAP	~~53~~62
SECTION 1.05. Interest Rates; Benchmark Notification	~~53~~63
SECTION 1.06. Pro Forma Adjustments for Acquisitions and Dispositions; Determination of Basket Amounts; Limited Condition Acquisitions	~~54~~63
SECTION 1.07. Status of Obligations	~~55~~66
SECTION 1.08. Rounding	~~55~~66
SECTION 1.09. Divisions	~~56~~66
SECTION 1.10. Exchange Rates; Currency Equivalents	~~56~~66
SECTION 1.11. Amendment and Restatement	~~56~~67
SECTION 1.12. Cashless Rollovers	68

ARTICLE II The Credits	~~57~~68

SECTION 2.01. Commitments	~~57~~68
SECTION 2.02. Loans and Borrowings	~~58~~69
SECTION 2.03. Requests for Borrowings	~~59~~70
SECTION 2.04. Original Currency	~~60~~71
SECTION 2.05. Swingline Loans	~~60~~71
SECTION 2.06. Letters of Credit	~~61~~72
SECTION 2.07. Funding of Borrowings	~~68~~78
SECTION 2.08. Interest Elections	~~68~~79
SECTION 2.09. Termination and Reduction of Commitments; Increase in Revolving Commitments; Incremental Term Loans	~~70~~81
SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt	~~72~~84
SECTION 2.11. Prepayment of Loans	~~73~~85
SECTION 2.12. Fees	~~76~~89
SECTION 2.13. Interest	~~77~~90
SECTION 2.14. Alternate Rate of Interest; Illegality	~~79~~92
SECTION 2.15. Increased Costs	~~82~~95
SECTION 2.16. Break Funding Payments	~~83~~96
SECTION 2.17. Withholding of Taxes; Gross-Up	~~83~~96
SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Setoffs	~~87~~100
SECTION 2.19. Mitigation Obligations; Replacement of Lenders	~~89~~102
SECTION 2.20. Defaulting Lenders	~~90~~103
SECTION 2.21. Returned Payments	~~92~~105
SECTION 2.22. Banking Services and Swap Agreements	~~92~~105

ARTICLE III Representations and Warranties	~~93~~106

SECTION 3.01. Organization; Powers	~~93~~106
SECTION 3.02. Authorization; Enforceability	~~93~~106
SECTION 3.03. Governmental Approvals; No Conflicts	~~93~~106
SECTION 3.04. Financial Condition; No Material Adverse Change	~~93~~106
SECTION 3.05. Properties, etc.	~~94~~107

i

SECTION 3.06. Litigation and Environmental Matters	~~94~~107
SECTION 3.07. Compliance with Laws and Agreements; No Default	~~94~~108
SECTION 3.08. Investment Company Status	~~95~~108
SECTION 3.09. Taxes	~~95~~108
SECTION 3.10. ERISA	~~95~~108
SECTION 3.11. Disclosure	~~95~~108
SECTION 3.12. Solvency	~~96~~109
SECTION 3.13. Insurance	~~96~~109
SECTION 3.14. Capitalization and Subsidiaries	~~96~~109
SECTION 3.15. Security Interest in Collateral	~~96~~109
SECTION 3.16. Employment Matters	~~97~~110
SECTION 3.17. Margin Regulations	~~97~~110
SECTION 3.18. Use of Proceeds	~~97~~110
SECTION 3.19. No Burdensome Restrictions	~~97~~110
SECTION 3.20. Anti-Corruption Laws and Sanctions	~~97~~110
SECTION 3.21. Affected Financial Institutions	~~98~~111
SECTION 3.22. Plan Assets; Prohibited Transactions	~~98~~111

ARTICLE IV Conditions	~~98~~111

SECTION 4.01. Effective Date	~~98~~111
SECTION 4.02. Each Credit Event	~~100~~113
SECTION 4.03. Take-Private Transaction	114

ARTICLE V Affirmative Covenants	~~101~~115

SECTION 5.01. Financial Statements and Other Information	~~101~~115
SECTION 5.02. Notices of Material Events	~~103~~118
SECTION 5.03. Existence; Conduct of Business	~~104~~118
SECTION 5.04. Payment of Obligations	~~104~~118
SECTION 5.05. Maintenance of Properties	~~104~~119
SECTION 5.06. Books and Records; Inspection Rights	~~104~~119
SECTION 5.07. Compliance with Laws	~~105~~119
SECTION 5.08. Use of Proceeds	~~105~~119
SECTION 5.09. Accuracy of Information	~~105~~120
SECTION 5.10. Insurance	~~106~~120
SECTION 5.11. ~~Reserved~~ Blocking Statute Carve-Out	~~106~~120
SECTION 5.12. Casualty and Condemnation	~~106~~120
SECTION 5.13. Additional Collateral; Further Assurances	~~106~~121
SECTION 5.14. Post-Closing Requirements	~~108~~122
SECTION 5.15. Designation of Unrestricted Subsidiaries	~~108~~123

ARTICLE VI Negative Covenants	~~108~~123

SECTION 6.01. Indebtedness	~~108~~123
SECTION 6.02. Liens	~~113~~129
SECTION 6.03. Fundamental Changes	~~114~~130
SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions	~~115~~131
SECTION 6.05. Asset Sales	~~118~~135
SECTION 6.06. Sale and Leaseback Transactions	~~119~~136
SECTION 6.07. Swap Agreements	~~119~~137
SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness	~~120~~137
SECTION 6.09. Transactions with Affiliates	~~121~~139

SECTION 6.10. Restrictive Agreements	~~121~~141
SECTION 6.11. Amendment of Material Documents	~~121~~142
SECTION 6.12. Financial Covenants	~~122~~142
SECTION 6.13. Holding Company	143

ARTICLE VII Events of Default	~~122~~144

SECTION 7.01. Events of Default	~~122~~144
SECTION 7.02. Remedies	~~124~~146
SECTION 7.03. Equity Cure	~~126~~148

ARTICLE VIII The Administrative Agent	~~127~~149

SECTION 8.01. Authorization and Action	~~127~~149
SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.	~~130~~152
SECTION 8.03. Posting of Communications	~~131~~154
SECTION 8.04. The Administrative Agent Individually	~~133~~155
SECTION 8.05. Successor Administrative Agent	~~133~~155
SECTION 8.06. Acknowledgements of Lenders and Issuing Banks	~~134~~156
SECTION 8.07. Collateral Matters	~~136~~159
SECTION 8.08. Credit Bidding	~~137~~159
SECTION 8.09. Certain ERISA Matters	~~138~~160
SECTION 8.10. Flood Laws	~~139~~161
SECTION 8.11. Quebec Security	~~139~~162
SECTION 8.12. Borrower Communications	~~139~~162

ARTICLE IX Miscellaneous	~~140~~163

SECTION 9.01. Notices	~~141~~163
SECTION 9.02. Waivers; Amendments	~~143~~165
SECTION 9.03. Expenses; Indemnity; Damage Waiver	~~146~~168
SECTION 9.04. Successors and Assigns	~~148~~171
SECTION 9.05. Survival	~~157~~180
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution	~~158~~180
SECTION 9.07. Severability	~~159~~181
SECTION 9.08. Right of Setoff	~~159~~181
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process	~~159~~182
SECTION 9.10. WAIVER OF JURY TRIAL	~~161~~183
SECTION 9.11. Headings	~~161~~183
SECTION 9.12. Confidentiality	~~161~~183
SECTION 9.13. Several Obligations; Nonreliance; Violation of Law	~~162~~185
SECTION 9.14. USA PATRIOT Act	~~162~~185
SECTION 9.15. Disclosure	~~163~~185
SECTION 9.16. Appointment for Perfection	~~163~~185
SECTION 9.17. Interest Rate Limitation	~~163~~185
SECTION 9.18. No Fiduciary Duty, etc.	~~163~~186
SECTION 9.19. Marketing Consent	~~164~~186
SECTION 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~164~~186
SECTION 9.21. Acknowledgement Regarding Any Supported QFCs	~~164~~187
SECTION 9.22. Canadian Anti-Money Laundering Legislation	~~165~~188
SECTION 9.23. Judgment Currency	~~166~~188

ARTICLE X Loan Guaranty	~~166~~188

SECTION 10.01. Guaranty	~~166~~188
SECTION 10.02. Guaranty of Payment	~~167~~189

SECTION 10.03. No Discharge or Diminishment of Loan Guaranty	~~167~~189
SECTION 10.04. Defenses Waived	~~167~~190
SECTION 10.05. Rights of Subrogation	~~168~~190
SECTION 10.06. Reinstatement; Stay of Acceleration	~~168~~190
SECTION 10.07. Information	~~168~~191
SECTION 10.08. Release of Loan Guarantors	~~168~~191
SECTION 10.09. Taxes	~~169~~191
SECTION 10.10. Maximum Liability	~~169~~192
SECTION 10.11. Contribution	~~169~~192
SECTION 10.12. Liability Cumulative	~~170~~192
SECTION 10.13. Keepwell	~~170~~193

ARTICLE XI The Borrower Representative	~~170~~193

SECTION 11.01. Appointment; Nature of Relationship	~~170~~193
SECTION 11.02. Powers	~~171~~193
SECTION 11.03. Employment of Agents	~~171~~193
SECTION 11.04. Notices	~~171~~193
SECTION 11.05. Successor Borrower Representative	~~171~~194
SECTION 11.06. Execution of Loan Documents	~~171~~194
SECTION 11.07. Nature and Extent of Each Borrower’s Liability	~~171~~194

ARTICLE XII Collateral Allocation Mechanism	~~172~~194

SCHEDULES:
Commitment Schedule
Schedule 1.01 – Existing Letters of Credit
Schedule 3.05 – Properties etc.
Schedule 3.06 – Disclosed Matters
Schedule 3.10(b) – Canadian Pension Plans
Schedule 3.13 – Insurance
Schedule 3.14 – Capitalization and Subsidiaries
Schedule 5.14 – Post-Closing Requirements Schedule 6.01 – Existing Indebtedness
Schedule 6.02 – Existing Liens
Schedule 6.04 – Existing Investments
Schedule 6.10 – Existing Restrictions

EXHIBITS:
Exhibit A – Assignment and Assumption
Exhibit B-1 – [Reserved]
Exhibit B-2 – [Reserved]
Exhibit C-1 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit C-2 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit C-3 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-4 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit D – Compliance Certificate
Exhibit E – Joinder Agreement
Exhibit F – Affiliate Lender Assignment and Assumption Exhibit G – Solvency Certificate

v

SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 18, 2025 (as it may be amended or modified from time to time, this “Agreement”), among DISTRIBUTION SOLUTIONS GROUP, INC., a Delaware corporation (formerly known as Lawson Products, Inc., the “Company”), LAWSON PRODUCTS, INC., an Illinois corporation (“Lawson Illinois”), BARON DIVESTITURE COMPANY, an Illinois corporation (“Baron”), LAWSON PRODUCTS CANADA INC., a British Columbia corporation (“Lawson Products Canada”), THE BOLT SUPPLY HOUSE LTD., an Alberta corporation (“Bolt Supply” and together with Lawson Products Canada, individually, each a “Canadian Borrower” and, collectively, the “Canadian Borrowers”), GS OPERATING, LLC, a Delaware limited liability company (“GS Operating”), and TESTEQUITY LLC, a Delaware limited liability company (“TestEquity” and together with the Company, Lawson Illinois, Baron and GS Operating, individually, each a “U.S. Borrower” and, collectively, the “U.S. Borrowers”; the Canadian Borrowers and the U.S. Borrowers, individually, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Company, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder, are currently party to the Amended and Restated Credit Agreement, dated as of April 1, 2022 (as amended, supplemented or otherwise modified prior to the Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Company, the other Loan Parties party hereto, the Lenders party hereto and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety, (ii) extend the maturity date in respect of the existing revolving credit facility under the Existing Credit Agreement, (iii) provide for additional Term Loans and Revolving Commitments hereunder, (iv) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement, and (v) set forth the terms and conditions under which the Lenders will, from time to time, make loans and extend other financial accommodations to or for the benefit of the Borrowers;

WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Borrowers and the Subsidiaries outstanding thereunder, which shall be payable in accordance with the terms hereof; and

WHEREAS, it is also the intent of the Company and the other Loan Parties party hereto to confirm that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Effective Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree that the Existing Credit Agreement is hereby amended and restated as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate. All ABR Loans shall be denominated in Dollars.

“Account” has the meaning assigned to such term in the Security Agreements.

“Account Debtor” means any Person obligated on an Account.

“Acquired EBITDA” means, with respect to any Acquired Entity or Business for any period, the amount for such period of EBITDA of such Acquired Entity or Business, all as determined on a consolidated basis for such Acquired Entity or Business and as if references to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries in the definition of “EBITDA” (and in the component definitions used therein) were references to such Acquired Entity or Business and its subsidiaries.

“Acquired Entity or Business” has the meaning assigned to such term in the definition of “EBITDA”.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or Restricted Subsidiary (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.

“Adjusted Daily Simple CORRA” means, with respect to any RFR Borrowing denominated in Canadian Dollars, an interest rate per annum equal to (a) Daily Simple CORRA, plus (b) 0.29547%; provided that if the Adjusted Daily Simple CORRA as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Daily Simple SOFR” means, with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to Daily Simple SOFR provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term CORRA Rate” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) 0.29547% for a one month interest period or 0.32138% for a three month interest period; provided that if the Adjusted Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period or for any ABR Borrowing based on the Adjusted Term SOFR Rate, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent to the Borrowers or any Lender, as the context requires.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.

“Affiliate Lender Cap” has the meaning assigned to it in Section 9.04(f).

“Affiliate Lenders” means, collectively, ~~LKCM Headwater Investments III, L.P.~~Sponsor and its respective Affiliates (other than the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Subsidiaries and any natural person).

“Agent Indemnitee” has the meaning assigned to it in Section 9.03(c).

“Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders at such time.

“Aggregate Revolving Exposure” means, at any time, the aggregate Revolving Exposure of all the Lenders at such time.

“Agreed Currency” means (a) dollars or (b) any Alternative Currency.

“All-In Yield” means, as to any applicable Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, an interest rate floor (with such increased amount being equated to interest margins for purposes of determining any increase to the Applicable Rate), or otherwise; provided that OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); and provided further that “All-In Yield” shall not include arrangement fees, structuring fees or underwriting or similar fees paid to arrangers for such Indebtedness.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1⁄2 of 1%, and (c) the Adjusted Term SOFR Rate for a one-month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00% per annum, such rate shall be deemed to be 1.00% per annum for purposes of this Agreement.

“Alternate Funding Date” means the date on which the Effective Time occurs solely to the extent that: (a) the High Yield Notes shall not have been Fully Funded on or prior to such date and (b) during the Certain Funds Period any Borrower shall have borrowed Revolving Loans pursuant to Section 4.03 and the proceeds of such Borrowing are used to pay all or a portion of the purchase price consideration for the Take-Private Transaction.

“Alternative Currency” means (a) Canadian ~~dollars~~Dollars and (b) any additional currencies determined after the Effective Date by mutual agreement of the Borrower Representative, the Revolving Lenders, the Issuing Bank (to the extent Letters of Credit may be denominated in such additional currency) and the Administrative Agent; provided that each such additional currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into dollars.

“Ancillary Document” has the meaning assigned to it in Section 9.06(b).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or any Subsidiaries of any Borrower from time to time concerning or relating to bribery or corruption.

“Applicable EBITDA” means, at any time, EBITDA for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP for the period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ended on or most recently prior to such time for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)).

“Applicable Intercreditor Agreement” means, an intercreditor agreement, collateral trust agreement, subordination agreement or other intercreditor arrangement (which may, if applicable, consist of a payment “waterfall”) providing for, among other things, the relative priority of claims or Liens of the parties thereto, the terms of which are (i) consistent with market terms (as determined by the Company and the Administrative Agent in good faith) governing arrangements for the subordination of liens and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor agreement is proposed to be established in light of the type of Indebtedness subject thereto and/or (ii) reasonably acceptable to the Borrower and the Administrative Agent; provided that any such modification to an existing form or new form of intercreditor agreement or arrangement referred to in this definition shall be deemed acceptable to the Administrative Agent if completed in accordance with Section 8.01(g) hereof.

“Applicable Parties” has the meaning assigned to it in Section 8.03(c).

“Applicable Percentage” means, at any time, (a) with respect to any Revolving Lender, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment at such time and the denominator of which is the aggregate Revolving Commitments at such time (provided that, if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the Aggregate Revolving Exposure at such time); provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculations under clause (a) above, and (b) with respect to any Initial Term Lender, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Initial Term Loans of such Lender at such time and the denominator of which is the aggregate outstanding principal amount of the Initial Term Loans of all Initial Term Lenders at such time; provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Initial Term Loans shall be disregarded in the calculations under clause (b) above.

“Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, Term Benchmark Loan or RFR Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR and Canadian Prime Rate Spread”, “Term Benchmark and RFR Spread” or “Commitment Fee Rate”, as the case may be, based upon the Total Net Leverage Ratio as of the most recent determination date, provided that (i) from the First Amendment Date until the delivery to the Administrative Agent, pursuant to Section 5.01, of the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) consolidated financial information and Compliance Certificate for the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) first ~~full~~ fiscal quarter ending after the ~~Effective~~First Amendment Date, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 2~~:~~ and (ii) from the Effective Time until the delivery to the Administrative Agent, pursuant to Section 5.01, of the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) consolidated financial information and Compliance Certificate for the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) first full fiscal quarter ending after the Effective Time, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 1:

Total Net Leverage Ratio	ABR and Canadian Prime Rate Spread	Term Benchmark and RFR Spread	Commitment Fee Rate
Category 1 >4.50 to 1.0	2.00%	3.00%	0.40%
Category ~~1~~2 ≤4.50 to 1.0 but >3.75 to 1.0	1.75%	2.75%	0.35%
Category ~~2~~3 ≤3.75 to 1.0 but >3.00 to 1.0	1.50%	2.50%	0.30%
Category ~~3~~4 ≤3.00 to 1.0 but >2.25 to 1.0	1.00%	2.00%	0.25%
Category ~~4~~5 ≤2.25 to 1.0 but >1.50 to 1.0	0.50%	1.50%	0.20%
Category ~~5~~6 ≤1.50 to 1.0	0.00%	1.00%	0.15%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), based upon the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 for such fiscal quarter and (b) each change in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall be effective during the period commencing on and including the date that is three (3) Business Days after the date that the Administrative Agent receives such consolidated financial statements and Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change~~,~~; provided that at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, the Total Net Leverage Ratio shall be deemed to be in Category ~~1~~2 (prior to the Effective Time) or Category 1 (from and after the Effective Time) during the period from the expiration of the time for delivery thereof until the date that is three (3) Business Days after the date that such consolidated financial statements are delivered~~.~~; provided further that the percentage rates set forth under the captions “ABR and Canadian Prime Rate Spread” and “Term Benchmark and RFR Spread” shall increase, on a cumulative basis, (x) by 0.50% on each of the 90th, 180th, and 270th day after the Effective Time and (y) by 0.25% each 90 days thereafter (such increases, the “Coupon Step-Up”) until such time as the High Yield Notes are Fully Funded and the Take-Private Mandatory Prepayment Requirements have been fully satisfied, at which time (A) the Applicable Rate will revert to the percentage rates set forth under the captions “ABR and Canadian Prime Rate Spread” and “Term Benchmark and RFR Spread” (as determined by the Total Net Leverage Ratio in accordance with clauses (a) and (b) above) without regard to any previously applied Coupon Step-Ups and (B) no further Coupon Step-Ups shall be applied to such percentage rates; provided further that, notwithstanding anything to the contrary in this definition or elsewhere in this Agreement, the applicable rates set forth in Category 1 above shall not be applicable until the Effective Time.

If at any time the Administrative Agent determines that the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), or any ratio or compliance information in a Compliance Certificate or other certification was incorrectly calculated, relied on incorrect information or was otherwise not accurate, true or correct, the Borrowers shall be required to retroactively pay any additional amount that the Borrowers would have been required to pay if such financial statements, Compliance Certificate or other information had been accurate and/or computed correctly at the time they were delivered.

“Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lenders” means, at any time, with respect to any Class of Term Loans, the Lenders that hold a Term Loan with respect to such Class at such time.

“Approved Borrower Portal” has the meaning assigned to it in Section 8.12(a).

“Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a).

“Approved Fund” has the meaning assigned to the term in Section 9.04(b).

“Arranger” means each of JPMorgan, BofA Securities, Inc. (together with its Affiliates), Wells Fargo Securities, LLC, U.S. Bank National Association, TD Bank, N.A., Capital One, National Association, Regions Bank Capital Markets, a Division of Regions Bank, and CIBC Bank USA, in its capacity as joint bookrunner and joint lead arranger hereunder.

“Asset Sale Prepayment Trigger” has the meaning assigned to it in Section 2.11(c)(i).

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Company (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Dutch Auction; provided that the Company shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Company (or, after the consummation of the Take-Private Transaction, HoldCo) nor any of its Affiliates may act as the Auction Agent.

“Available Amount” means, at any time (the “Reference Date”), the sum (without duplication) of:

(i)

the greater of (x) $~~47,500,000~~57,000,000 and (y) ~~25~~30% of Applicable EBITDA (calculated on a pro forma basis) as of the last day of the most recently ended four fiscal-quarter period on or prior to the date of determination; plus

(ii)

without duplication, the net cash proceeds of any issuance of Qualified Stock received by the Company (or, after the consummation of the Take-Private Transaction, HoldCo, to the extent contributed to the Company) during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date, in each case, to the extent not included in the definition of “Specified Equity Contribution” and Not Otherwise Applied; plus

(iii)

the principal amount of any Indebtedness issued by the Company after the Effective Date that has been exchanged for or converted into Qualified Stock of the Company (or, after the consummation of the Take-Private Transaction, HoldCo, to the extent the proceeds thereof have been contributed to the Company) during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date and Not Otherwise Applied; plus

(iv)

to the extent not already reflected as a return of capital with respect to such investment for purposes of determining the amount of such investment, the aggregate amount of all Returns (including all cash repayment of principal) received in cash or Permitted Investments by the Company (or, after the consummation of the Take-Private Transaction, HoldCo, to the extent contributed to the Company) or any Restricted Subsidiary from any investment ~~or Unrestricted Subsidiary~~ during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date, in each case, to the extent any such investment was made using the Available Amount pursuant to Section 6.04(q) (up to the amount of the original investment); plus

(v)

to the extent not already reflected as a return of capital with respect to such investment for purposes of determining the amount of such investment, the aggregate amount of all net cash proceeds received by the Company (or, after the consummation of the Take-Private Transaction, HoldCo, to the extent contributed to the Company) or any Restricted Subsidiary in connection with the sale, transfer or other Disposition of any investment ~~or its ownership interest in any Unrestricted Subsidiary~~ during the period from and including the Business Day immediately following the Effective Date through and including the Reference Date, in each case, to the extent any such investment was made using the Available Amount pursuant to Section 6.04(q) (up to the amount of the original investment); plus

~~(vi)~~

~~to the extent not already reflected as a return of capital with respect to such investment for purposes of determining the amount of such investment, in the event that the Company redesignates any Unrestricted Subsidiary as a Restricted Subsidiary after the Effective Date (which, for purposes hereof, shall be deemed to also include (1) the merger, consolidation, liquidation or similar amalgamation of any Unrestricted Subsidiary into a Borrower or any Restricted Subsidiary, so long as such Borrower or such Restricted Subsidiary is the surviving Person, and (2) the transfer of all or substantially all of the assets of an Unrestricted Subsidiary to a Borrower or any Restricted Subsidiary), the fair market value (as reasonably determined by the Company in consultation with the Administrative Agent) of the investment in such Unrestricted Subsidiary at the time of such redesignation, in each case, to the extent such investment in such Unrestricted Subsidiary was made using the Available Amount pursuant to Section 6.04(q) (up to the amount of the original investment); plus~~

(vi)	[reserved]; plus

(vii)	Borrower Retained Prepayment Amounts; minus

(viii)

any investments made pursuant to Section 6.04(q) or any Restricted Payment made pursuant to Section 6.08(a)(iv), in each case, during the period commencing on the Effective Date and ending on the Reference Date (and, for purposes of this clause (viii), with respect to any contemplated transaction, without taking account of the intended usage of the Available Amount on such Reference Date in respect of such contemplated transaction), in each case, in reliance on the Available Amount.

“Availability” means, at any time, an amount equal to (a) the aggregate Commitments minus (b) the Aggregate Revolving Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Revolving Commitments.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(e).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following bank services provided to any Loan Party or any Restricted Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services and cash pooling services).

“Banking Services Obligations” means any and all obligations of the Loan Parties or their Restricted Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor thereto, as hereafter amended.

“Bankruptcy Event” means, with respect to any Person, such Person files a petition or application seeking relief under any applicable Insolvency Law or similar law of any jurisdiction, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, liquidator, sequestrator, conservator, monitor, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization, arrangement, wind-up, stay of proceedings or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within Canada or the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Benchmark” means, initially, with respect to any (i) RFR Loan, Daily Simple SOFR or Daily Simple CORRA, as applicable, (ii) Term Benchmark Loan, the Term SOFR Rate or Term CORRA Rate, as applicable; provided that, if a Benchmark Transition Event or a Term CORRA Reelection Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for the applicable Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency (other than a Loan denominated in Canadian Dollars), “Benchmark Replacement” shall mean the alternative set forth in (2) below:

(1) (x) in the case of any Loan denominated in Dollars, the Adjusted Daily Simple SOFR and/or (y) in the case of any Loan denominated in Canadian Dollars, Adjusted Daily Simple CORRA; or

(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States at such time; and (b) the related Benchmark Replacement Adjustment;

provided that notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term CORRA Reelection Event, and the delivery of a Term CORRA Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the Adjusted Term CORRA Rate.

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been, determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or

(3) in the case of a Term CORRA Reelection Event, the date that is thirty (30) days after the date a Term CORRA Notice (if any) is provided to the Lenders and the Borrower Representative pursuant to Section 2.14(c).

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“board of directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the managers, board of managers or managing members of such Person, (iii) in the case of any partnership, the general partners of such partnership (or the board of directors of the general partner of such Person, if any) and (iv) in any other case, the functional equivalent of the foregoing.

“Bona Fide Debt Fund” means any bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans or bonds and/or similar extensions of credit in the ordinary course of business and whose managers have fiduciary duties to the third-party investors in such fund or investment vehicle independent of their duties (if any) to the Company (or ~~LKCM Headwater Investments III, L.P.~~, after the consummation of the Take-Private Transaction, HoldCo) or Sponsor; provided, however, in no event shall (x) any natural Person or (y) any Borrower or any Subsidiary thereof be a “Bona Fide Debt Fund”.

“Borrower” or “Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Borrower Communications” has the meaning assigned to such term in Section 8.12(a).

“Borrower Representative” has the meaning assigned to such term in Section 11.01.

“Borrowing” means (a) Revolving Loans of the same Type and currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (b) Term Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, or (c) a Swingline Loan.

“Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 2.03, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrowers.

“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Toronto, Ontario, Vancouver, British Columbia or Calgary, Alberta, are authorized or required by law to remain closed; provided that, in relation to RFR Loans denominated in Dollars and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan or an ABR Loan based on the Adjusted Term SOFR Rate, “Business Day” shall mean any such day that is a U.S. Government Securities Business Day.

“CAM” means the mechanism for the allocation and exchange of interests in the Designated Obligations and collections thereunder established under Article XII.

“CAM Exchange” means the exchange of the Lenders’ interests provided for in Article XII.

“CAM Exchange Date” means the first date on which there shall occur (a) any event referred to in Section 7.01(h) or (i) with respect to any Borrower or (b) an acceleration of Loans pursuant to Section 7.02.

“CAM Percentage” means, as to each Revolving Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent amount (determined on the basis of Exchange Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date and (b) the denominator shall be the Dollar Equivalent amount (as so determined) of the Designated Obligations owed to all the Revolving Lenders (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date.

“CAML” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other anti-terrorism laws and “know your client” policies, regulations, laws or rules applicable in Canada, including any guidelines or orders thereunder.

“Canadian Borrower” or “Canadian Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Canadian Defined Benefit Pension Plan” means any Canadian Pension Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Canadian ~~dollars~~Dollars” or “C$” or “Cdn $” refers to lawful currency of Canada.

“Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures.

“Canadian Guaranteed Obligations” has the meaning assigned to such term in Section 10.01(b).

“Canadian Loan Guarantors” means, individually or collectively, as the context may require, the Canadian Borrowers, any Canadian Subsidiary that is not a Canadian Borrower and has executed a signature page to this Agreement, and any other Canadian Subsidiary of a Loan Party who becomes a party to this Agreement pursuant to a Joinder Agreement, and, in each case, their respective successors and assigns.

“Canadian Loan Party” means, individually or collectively, as the context may require, the Canadian Borrowers and the Canadian Loan Guarantors.

“Canadian Pension Event” means (a) any Loan Party shall, directly or indirectly, terminate or cause to terminate, in whole or in part, or initiate the termination of, in whole or in part, any Canadian Defined Benefit Pension Plan so as to result in any liability; (b) any Loan Party shall fail to make minimum required contributions to amortize any funding deficiencies under a Canadian Defined Benefit Pension Plan within the time period set out in applicable laws or fail to make a required contribution under any Canadian Pension Plan which could result in the imposition of a priority Lien upon the assets of any Canadian Loan Party; or (c) any Canadian Loan Party makes any improper withdrawals or applications of assets of a Canadian Pension Plan.

“Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial pension standards legislation that is administered or contributed to by a Loan Party or any Restricted Subsidiary of any Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.

“Canadian Prime Rate” means, on any day, a rate per annum determined by the Administrative Agent to be the higher of (a) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto, Ontario time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information service that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion), and (b) the sum of (i) the Adjusted Term CORRA Rate for a one month Interest Period at approximately 10:15 a.m., Toronto, Ontario time on such day (and, if such day is not a Business Day, then on the immediately preceding Business Day), plus (ii) 1% per annum; provided, that if any of the above rates shall be less than 0% per annum, such rate shall be deemed to be 0% per annum for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the Adjusted Term CORRA Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or the Adjusted Term CORRA Rate, respectively. When used in reference to any Loan or Borrowing, Canadian Prime Rate refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Canadian Prime Rate. If the Canadian Prime Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the applicable Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Canadian Prime Rate shall be determined solely by reference to clause (a) above and shall be determined without reference to clause (b) above.

“Canadian Priority Payables” means, with respect to any Person, any amount payable by such Person which is secured by a Lien which ranks or is capable of ranking prior to or pari passu with the Liens created by the Collateral Documents, including amounts owing for wages, vacation pay, severance pay (to the extent capable of ranking prior to the Liens under the Collateral Documents under Applicable Law), employee deductions, sales tax, excise tax, Tax payable pursuant to the Excise Tax Act (Canada) (net of GST input credits), income tax, workers compensation, government royalties, contributions to a Canadian Pension Plan, real property tax and other statutory or other claims that have or may have priority over, or rank pari passu with, such Liens created by the Collateral Documents.

“Canadian Secured Obligations” means all Obligations of the Canadian Loan Parties, together with all (i) Banking Services Obligations of the Canadian Loan Parties and the Foreign Subsidiaries and (ii) Swap Agreement Obligations of the Canadian Loan Parties and the Foreign Subsidiaries, in each case, owing to one or more Lenders or their respective Affiliates; provided, however, that the definition of “Canadian Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor. For the avoidance of doubt, Canadian Secured Obligations shall not include any U.S. Secured Obligations.

“Canadian Security Agreement” means, individually or collectively, as the context may require, (a) that certain Second Amended and Restated Canadian Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among certain of the Canadian Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and (b) any other pledge, hypothec or security agreement entered into, after the date of this Agreement by any other Canadian Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Canadian Subsidiary” means any direct or indirect Restricted Subsidiary of a Loan Party that is organized under the laws of Canada or any province or territory thereof.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital lease obligations or finance lease obligations on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means (a) Dollars, (b) Canadian Dollars, (c) in the case of any Foreign Subsidiary (other than any Canadian Subsidiary) or any jurisdiction (other than the U.S. or Canada) in which any Borrower or any Restricted Subsidiary conducts business, such local currencies held by it from time to time in the ordinary course of business or consistent with industry practice, and (d) Permitted Investments.

“Certain Funds Period” means the period beginning on the First Amendment Date through and including the earlier of (x) the Effective Time and (y) January 8, 2027.

“Change in Control” means:

~~“Change in Control” means (a)~~(a) prior to the consummation of the Take-Private Transaction, (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than a Permitted ~~Owner (as defined below)~~Holder, of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company~~;~~ or (~~b~~ii) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were not (i) directors of the Company on the ~~date of this Agreement~~First Amendment Date or nominated or appointed by the board of directors of the Company or (ii) appointed by directors so nominated or appointed; ~~or (c)~~

(b) on and following the consummation of the Take-Private Transaction:

(i)

at any time prior to the consummation of a Qualifying IPO, (x) the Permitted Holders either individually or collectively, ceasing to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), in the aggregate, directly or indirectly, at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of HoldCo or (y) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of HoldCo by Persons who were not (A) directors of HoldCo on the First Amendment Date or nominated or appointed by the board of directors of HoldCo, (B) nominated or appointed to the board of directors of HoldCo pursuant to a shareholder vote of HoldCo (provided that, at the time of such shareholder vote, the Permitted Holders either individually or collectively, beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), in the aggregate, directly or indirectly, at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of HoldCo) or (C) appointed by directors so nominated or appointed pursuant to either of the foregoing clauses (A) or (B), or

(ii)

at any time following the consummation of a Qualifying IPO, (i) any Person (other than the Permitted Holders) or Persons (other than the Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becoming the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) (excluding any employee benefit plan of such Person and its subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), directly or indirectly, of Equity Interests of HoldCo representing more than thirty percent (30%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of HoldCo and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of HoldCo beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders (it being understood and agreed that for purposes of measuring beneficial ownership held by any Person that is not a Permitted Holder, Equity Interests held by the Permitted Holders will be excluded), or (ii) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of HoldCo by Persons who were not (A) directors of HoldCo on the date of consummation of the Take-Private Transaction or nominated or appointed by the board of directors of HoldCo or (B) appointed by directors so nominated or appointed; or

(c)

(i)

the Company shall cease to directly or indirectly own, free and clear of all Liens (other than Permitted Encumbrances and Liens securing the Secured Obligations) or other encumbrances, ~~at least~~ 100% of the outstanding economic and voting Equity Interests of the other Borrowers on a fully diluted basis~~;~~ , or

(ii)

on and following the consummation of the Take-Private Transaction, HoldCo shall cease to directly own, free and clear of all Liens (other than Permitted Encumbrances and Liens securing the Secured Obligations) or other encumbrances, 100% of the outstanding economic and voting Equity Interests of the Company on a fully diluted basis;

provided that nothing in this definition shall be interpreted as permitting any transactions not otherwise permitted under this Agreement~~. For purposes of this definition, “Permitted Owner” means any Person that owns (whether directly or through any of its Affiliates), as of the Effective Date, Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company.~~; provided further that, for the avoidance of doubt, the consummation of the Take-Private Transaction shall not constitute a Change in Control.

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, rule, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.17.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Initial Term Loans, Incremental Term Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, an Initial Term Loan Commitment or a commitment to provide any other class of loans contemplated by Section 2.09 and (c) any Lender, refers to whether such Lender is a Revolving Lender ~~or~~, an Initial Term Lender or a Lender of Incremental Term Loans.

~~“Closing Date Transaction Expenses” means the fees, premiums, expenses and other transaction costs incurred by the Company and its Restricted Subsidiaries in connection with the Transactions to occur on the Effective Date, including, without limitation, to fund any original issue discount and upfront fees required to be funded on the Effective Date.~~

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations.

“Collateral Access Agreements” has the meaning assigned to such term in the Security Agreements.

“Collateral Documents” means, collectively, the Security Agreements and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, and financing statements.

“Combined Cap” has the meaning assigned to such term in the definition of the term “EBITDA”.

“Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment and Term Loan Commitments.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 8.03(c).

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Competitor” means any Person that is an operating company primarily engaged in substantially similar business operations as a Borrower or other Loan Party.

“Compliance Certificate” means a certificate of a Financial Officer of the Borrower Representative in substantially the form of Exhibit D or any other form approved by the Administrative Agent.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Consolidated Total Assets” means, as of any date of determination, the aggregate book value of the consolidated total assets of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, as reflected in the most recent financial statements of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries delivered pursuant to Section 5.01 (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

“CORRA Administrator” means the Bank of Canada (or any successor administrator).

“CORRA Determination Date” has the meaning specified in the definition of “Daily Simple CORRA”.

“CORRA Rate Day” has the meaning specified in the definition of “Daily Simple CORRA”.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Coupon Step-Up” has the meaning assigned to it in the definition of “Applicable Rate”.

“Covenant Ratchet Date” means the last day of the fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) in which the High Yield Notes are Fully Funded and the Take-Private Mandatory Prepayment Requirements have been fully satisfied.

“Co-Syndication Agent” means each of each of JPMorgan, BofA Securities, Inc. (together with its Affiliates), Wells Fargo Securities, LLC, U.S. Bank National Association, TD Bank, N.A., Capital One, National Association, Regions Bank Capital Markets, a Division of Regions Bank, and CIBC Bank USA, in its capacity as co-syndication agent hereunder.

“Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Exposure at such time plus (b) an amount equal to the aggregate principal amount of its Term Loans outstanding at such time.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“Cure Expiration Date” has the meaning assigned to such term in Section 7.03.

“Cure Right” has the meaning assigned to such term in Section 7.03.

“Daily Simple CORRA” means, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day a “CORRA Determination Date”) that is five (5) Business Days prior to (i) if such CORRA Rate Day is a Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not a Business Day, the Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrowers. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding Business Day for which such CORRA was published on the CORRA Administrator’s website, so long as the first preceding Business Day is not more than five (5) Business Days prior to such CORRA Determination Date.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower.

“Debt Fund Affiliate” means any Affiliate of ~~LKCM Headwater Investments III, L.P.~~Sponsor that is a Bona Fide Debt Fund that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which ~~LKCM Headwater Investments III, L.P.~~Sponsor and investment vehicles managed or advised by ~~LKCM Headwater Investments III, L.P.~~Sponsor that are not so engaged in the ordinary course do not make investment decisions and do not have access to any information (other than information publicly available) relating to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any entity that forms a part of the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) business (including Subsidiaries of the Company(or, after the consummation of the Take-Private Transaction, HoldCo)).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Deposit Account Control Agreement” has the meaning assigned to such term in the Security Agreements.

“Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Revolving Loans and (b) all commitment fees.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06.

“Disposed EBITDA” means, with respect to any Disposed Entity or Business for any period, the amount for such period of EBITDA of such Disposed Entity or Business, all as determined on a consolidated basis for such Disposed Entity or Business and as if references to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries in the definition of “EBITDA” (and in the component definitions used therein) were references to such Disposed Entity or Business and its subsidiaries.

“Disposed Entity or Business” has the meaning provided in the definition of “EBITDA”.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any Sale and Leaseback Transaction), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Institutions” means any Person that is (a) designated by the Borrower Representative, by written notice delivered to the Administrative Agent on or prior to the Effective Date, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a)(i) or (a)(ii) above; provided, however, Disqualified Institutions shall (A) exclude any Person that the Borrower Representative has designated as no longer being a Disqualified Institution by written notice delivered to the Administrative Agent from time to time and (B) include (I) any Person that is added as a Competitor or added as an Affiliate of a Competitor and (II) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (B)(I), pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, that is delivered by the Borrower Representative after the date hereof to the Administrative Agent and the Lenders in accordance with Section 9.01. It is understood and agreed that (x) any such supplement shall become effective two (2) Business Days after the date that such written supplement is delivered to the Administrative Agent and the Lenders in accordance with Section 9.01, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Commitments as permitted herein or to any pending assignment or participation, (y) the Borrower Representative’s failure to deliver such list (or supplement thereto) in accordance with Section 9.01 shall render such list (or supplement) not received and not effective and (z) “Disqualified Institution” shall exclude any Person that the Borrower Representative has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time in accordance with Section 9.01. In no event shall a Bona Fide Debt Fund be a Disqualified Institution unless such Bona Fide Debt Fund is identified under clause (a)(i) above.

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, initial public offering or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, initial public offering or asset sale event shall be subject to the prior Payment in Full of the Loans and all other Obligations (other than unasserted contingent indemnification obligations that by their terms survive), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Stock and other than as a result of a change of control, initial public offering or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, initial public offering or asset sale event shall be subject to the prior Payment in Full of the Loans and all other Obligations (other than unasserted contingent indemnification obligations that by their terms survive)), in whole or in part, or (c) is or becomes automatically or at the option of the holder convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in the case of each of clauses (a), (b) and (c), prior to the date that is ninety-one (91) days after the latest Maturity Date in effect at the time of issuance; provided that if such Equity Interests are issued to any current or former employees, consultants, directors, officers or members of management or pursuant to a plan for the benefit of current or former employees, consultants, directors, officers or members of management of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or any direct or indirect parent thereof) or its Restricted Subsidiaries or by any such plan to such current or former employees, consultants, directors, officers or members of management, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employees’, consultants’, directors’, officers’ or management members’ termination, death or disability.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Document” has the meaning assigned to such term in the Security Agreements.

“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in dollars determined by using the rate of exchange for the purchase of dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Reuters source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.

“Dollars”, “dollars” or “$” refers to lawful money of the U.S.

“Duration Fee Rate” has the meaning assigned to such term in Section 2.12(d).

“Dutch Auction” means an auction (an “Auction”) conducted by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or one of its Subsidiaries in order to purchase Term Loans of any Class (the “Purchase”) in accordance with the following procedures or such other procedures as may be agreed to between the Auction Agent and the Company:

(a) Notice Procedures. In connection with any Auction, the Company shall provide notification to the Auction Agent (for distribution to the Appropriate Lenders) of the Class of Term Loans that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Auction Agent and shall specify (i) the total cash value of the bid, in a minimum amount of $5,000,000 with minimum increments of $1,000,000 in excess thereof (the “Auction Amount”) and (ii) the discounts to par, which shall be expressed as a range of percentages (the “Discount Range”), representing the range of purchase prices that could be paid in the Auction for such Term Loans at issue.

(b) Reply Procedures. In connection with any Auction, each applicable Lender may, in its sole discretion, participate in such Auction by providing the Auction Agent with a notice of participation (the “Return Bid”) which shall be in a form reasonably acceptable to the Auction Agent and shall specify (i) a discount to par (such discount being the “Reply Discount”) that must be expressed as a price, which must be within the Discount Range, and (ii) a principal amount of the applicable Loans such Lender is willing to sell, which must be in increments of $1,000,000 or in an amount equal to such Lender’s entire remaining amount of the applicable Loans (the “Reply Amount”). Lenders may only submit one Return Bid per Auction. In addition to the Return Bid, each Lender wishing to participate in such Auction must execute and deliver, to be held in escrow by the Auction Agent, an assignment and acceptance agreement in a form reasonably acceptable to the Auction Agent (and shall authorize the Auction Agent to adjust the same to reflect any ratable treatment required by clause (c) below).

(c) Acceptance Procedures. Based on the Reply Discounts and Reply Amounts received by the Auction Agent, the Auction Agent, in consultation with the Company, will determine the applicable discount with respect to all Loans (the “Applicable Discount”) for the Auction, which shall be the highest Reply Discount for which the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiary, as applicable, can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiary, as applicable, to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or such Subsidiary shall either, at its election, (i) withdraw the Auction or (ii) complete the Auction at an Applicable Discount equal to the lowest Reply Discount. The Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiary, as applicable, shall purchase the applicable Loans (or the respective portions thereof) from each applicable Lender with a Reply Discount that is equal to or greater than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided that if the aggregate proceeds required to purchase all applicable Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiary, as applicable, shall purchase such Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to adjustment for rounding as specified by the Auction Agent). Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five (5) Business Days from the date the Return Bid was due.

(d) Additional Procedures. Once initiated by an Auction Notice, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiary, as applicable, may not withdraw an Auction other than a Failed Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Qualifying Bid, such Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. The Purchase shall be consummated pursuant to and in accordance with Section 9.04 and, to the extent not otherwise provided herein, shall otherwise be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Interest Periods, and other notices by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or such Subsidiaries, as applicable) reasonably acceptable to the Administrative Agent and the Company; provided that such Purchase shall be required to be consummated within a time period to be specified in the applicable Qualifying Bid.

“DQ List” has the meaning assigned to such term in Section 9.04(e)(iv).

“EBITDA” means, for any period, Net Income for such period plus

(a) without duplication and to the extent deducted (and not added back or excluded) in determining Net Income for such period, the sum of:

(i)	Interest Expense for such period,

~~(ii)~~	~~income tax expense for such period net of tax refunds,~~

(ii)

provision for Taxes based on income, profits, revenue or capital, including federal, foreign and state income, franchise, excise, value added and similar Taxes and foreign withholding Taxes paid or accrued during such period (including any future Taxes or other levies that replace or are intended to be in lieu of taxes, and any penalties and interest related to Taxes or arising from tax examinations) and the net tax expense associated with any adjustments made pursuant to the definition of “Net Income,” and, without duplication, any payments to a parent in respect of such taxes permitted to be made hereunder, in each case, net of Tax refunds,

(iii)	all amounts attributable to depreciation and amortization expense for such period,

(iv)	net losses realized from asset Dispositions outside the ordinary course of business permitted under Section 6.05,

(v)

non-cash losses or expenses, including, without limitation, noncash costs of incentive compensation, for which no cash outlay (or cash receipt) has been made or is foreseeable prior to the Maturity Date, in each case, other than any such noncash loss relating to the write-offs, write-downs or reserves with respect to accounts receivable in the normal course or Inventory; provided that, if any such non-cash item represents an accrual or reserve for potential cash items in any future period, to the extent the Company elects to add back any such non-cash item, the cash payment in respect thereof in such future period shall be subtracted from EBITDA in such future period to such extent paid,

(vi)

any ~~Closing Date~~Take-Private Transaction Transaction Expenses that are paid, expensed or otherwise accounted for prior to or within ~~180 days~~one year following the consummation of the ~~Transactions~~Take-Private Transaction,

(vii)

non-recurring or unusual expenses, including business optimization expenses, IT implementation/enhancement/update costs, severance costs, consulting fees, lease termination/activation costs, relocation costs, restructuring charges, retention or completion bonuses, executive leadership signing costs, upfront costs in connection with a new strategic initiative, upfront costs in connection with a new strategic commercial initiative including, but not limited to, green fielding a new market or pilot costs in existing or new markets and other nonrecurring expenses not otherwise added back to EBITDA, in each case, actually incurred, ~~in an aggregate amount not to exceed, for any four (4) fiscal quarter measurement period, together with the add-backs in clauses (a)(viii) and (a)(xviii)(b) below, the Combined Cap (as defined below);~~

(viii)

the amount of “run-rate” cost savings (the “Cost Savings”) projected by the Company in good faith to result from actions taken prior to the last day of such period with respect to integrating, consolidating or discontinuing operations, headcount reductions, or closure of facilities, which Cost Savings shall be calculated on a pro forma basis as though such Cost Savings had been realized on the first day of such period, net of the amount of actual benefits realized from such actions ~~in an aggregate amount not to exceed, for any four (4) fiscal quarter measurement period, together with the add-backs in clauses (a)(vii) above and (a)(xviii)(b) below, the Combined Cap~~; provided that, a Responsible Officer shall have provided a reasonably detailed statement or schedule of such Cost Savings and shall have certified to the Administrative Agent that (x) such Cost Savings are reasonably identifiable and factually supportable, reasonably attributable to the actions specified and anticipated to result from such actions and (y) such actions have been taken and are ongoing, and the benefits resulting therefrom are anticipated by the Company to be realized within twenty-four (24) months of the end of such period,

(ix)

fees, costs and expenses relating to adjustments to purchase price adjustments, earnouts (to the extent permitted hereunder and actually paid), deferred compensation, or other arrangements representing acquisition consideration or deferred payments of similar nature incurred in connection with any Permitted Acquisitions that are, in each case, incurred by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries for such period,

(x)

fees, costs and expenses (including out-of-pocket expenses) incurred during such period in connection with (A) the consummation of (a) asset Dispositions, (b) the issuance of Equity Interests or Indebtedness permitted under this Agreement, (c) the consummation of Permitted Acquisitions or any other investment outside of the ordinary course of business, in each case for this clause (A), (x) permitted under this Agreement and (y) consummated after the Effective Date (but whether or not any such transaction closes) and (B) to the extent actually reimbursed (or reasonably expected to be reimbursed in a subsequent period and within one year of the underlying loss; provided that if not so reimbursed within such one-year period, such amount shall be subtracted in the subsequent calculation period) from insurance proceeds (and such reimbursement proceeds are not included in the calculation of Net Income), any casualty, condemnation or similar event,

(xi)

directors’/managers’/governors’ fees and reimbursement of actual and reasonable out-of-pocket costs and expenses incurred in connection with attending board of directors/managers/governors meetings, to the extent permitted under this Agreement,

(xii)	reimbursement of actual and reasonable out-of-pocket expenses incurred by officers in connection with attending board of directors’/managers’/governors’ meetings,

(xiii)

to the extent actually reimbursed (or reasonably expected to be reimbursed in a subsequent period and within one year of the underlying loss; provided that if not so reimbursed within such one-year period, such amount shall be subtracted in the subsequent calculation period) from insurance proceeds (and such reimbursement proceeds are not included in the calculation of Net Income), expenses with respect to business interruption,

(xiv)

fees, costs and expenses (including, without limitation, amendment fees and expenses paid (including reimbursement of third party expenses) to the Administrative Agent and/or Lenders) incurred in connection with amendments to the Loan Documents, in each case, to the extent disclosed to the Administrative Agent,

(xv)	fees, costs and expenses to the extent covered by indemnification provisions in any agreement or otherwise reimbursable by a third party,

(xvi)	any non-recurring, unusual or extraordinary non-cash charges for such period,

(xvii)

any other non-cash charges for such period which do not represent a cash item in such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period),

(xviii)

(a) the Acquired EBITDA of any Person, property, business or asset acquired by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed of by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so Disposed of, an “Acquired Entity or Business”) for the most recent twelve (12)-month period then ended and (b) cost savings projected by the Company in good faith to be realized within twenty-four (24) months of the closing date of a Permitted Acquisition consummated prior to the last day of such period (which cost savings shall be calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized or expected to be realized prior to or during such period from such actions ~~in an aggregate amount not to exceed, for any four (4) fiscal quarter measurement period, together with the add-backs in clauses (a)(vii) and (a)(viii), the Combined Cap~~; provided that, a Responsible Officer shall have provided a reasonably detailed statement or schedule of such cost savings and shall have certified to the Administrative Agent that (x) such cost savings are reasonably identifiable and factually supportable, reasonably attributable to the actions specified and anticipated to result from such actions and (y) such acquisition has been consummated, and the benefits resulting therefrom are anticipated by Borrower to be realized within twenty-four (24) months of the end of such period,

(xix)

expenses incurred under any transition agreement and other non-recurring or unusual fees, costs or expenses in connection with the integration and operation of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries following any Permitted Acquisition consummated after the ~~Effective~~First Amendment Date, ~~and~~

(xx)

non-cash expenses arising from grants of stock appreciation rights, stock performance rights, stock options or restricted stock or other equity instruments granted under the Company’s (or, after the consummation of the Take-Private Transaction, HoldCo’s) equity incentive plan~~;~~,

(xxi)

(i) the amount of board of director fees and any management, monitoring, consulting, transaction, advisory and other fees (including transaction and termination fees) and indemnities and expenses paid or accrued in such period, in any such case, to the extent permitted under Section 6.09, and (ii) payments made to Sponsor for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities to the extent permitted under Section 6.09,

(xxii)

adjustments, exclusions and add-backs (excluding “revenue” synergies) set forth in any quality of earnings analysis prepared by independent registered public accountants of recognized national or regional standing or any other accounting firm reasonably acceptable to the Administrative Agent and delivered to the Administrative Agent in connection with any Permitted Acquisition or other permitted investment; provided that if any amount added back in the calculation of EBITDA pursuant to this clause (xxii) would, if not identified in such quality of earnings analysis, be eligible to be added back in the calculation of EBITDA pursuant to any of clauses (a)(vii), (a)(viii), or (a)(xviii)(b) (in the good faith determination of the Company), such amount will be subject to the conditions of such clauses and included (calculated before giving effect to such add-back) for purposes of calculating the Combined Cap for the applicable period,

(xxiii)

adjustments, exclusions and add-backs identified in the model (and limited to the amounts and time periods specified therein) delivered to the Lenders on July 1, 2026 (the “First Amendment Date Sponsor Model”); provided that if any amount added back in the calculation of EBITDA pursuant to this clause (xxiii) would, if not identified in the First Amendment Date Sponsor Model, be eligible to be be added back in the calculation of EBITDA pursuant to any of clauses (a)(vii), (a)(viii), or (a)(xviii)(b) in the good faith determination of the Company), such amount will be subject to the conditions of such clauses and included (calculated before giving effect to such add-back) for purposes of calculating the Combined Cap for the applicable period,

(xxiv)	adjustments, exclusions and add-backs consistent with Regulation S-X of the SEC (as in effect prior to January 1, 2021), and

(xxv)

the fees, costs and expenses incurred in connection with the implementation of Accounting Standards Codification Topic No. 606 (or any comparable regulation) and Accounting Standards Codification Topic No. 842 (or any comparable regulation) and any non-cash losses or charges resulting from the application of Accounting Standards Codification Topic No. 606 (or any comparable regulation) and Accounting Standards Codification Topic No. 842 (or any comparable regulation);

minus

(b)	without duplication and to the extent included in Net Income,

(i)	any cash payments made during such period in respect of non-cash charges described in clause (a)(xvii) taken in a prior period,

(ii)	any extraordinary, non-recurring or unusual gains and any non-cash items of income for such period,

(iii)	any gains realized upon the disposition of property outside the ordinary course of business,

(iv)

the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise Disposed of or, closed or classified as discontinued operations by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or Disposed of, a “Disposed Entity or Business”) for the most recent twelve (12)-month period then ended,

(v)	gains realized from asset Dispositions outside the ordinary course of business permitted under Section 6.05, and

(vi)

gains or income including, without limitation, noncash gains or income of incentive compensation, for which no cash outlay (or cash receipt) has been made or is foreseeable prior to the Maturity Date; provided that, if any such non-cash item represents an accrual or reserve for potential cash items in any future period, to the extent the Company elects to add back any such non-cash item, the cash payment in respect thereof in such future period shall be subtracted from EBITDA in such future period to such extent paid;

all calculated for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP; provided that, notwithstanding any of the foregoing, the aggregate amount all items added back to Net Income during any period in respect of clauses (a)(vii), (a)(viii), and (a)(xviii)(b) (including items pursuant to either of clauses (a)(xxii) or (xxiii) that would otherwise be eligible to be added back pursuant to clauses (a)(vii), (a)(viii), and (a)(xviii)(b)) shall not exceed ~~20~~30% of EBITDA calculated before such add-backs (the “Combined Cap”).

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Effective Time” has the meaning assigned to such term in the Take-Private Transaction Merger Agreement.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrowers and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Environmental Laws” means all laws, rules, regulations, codes, orders-in-council, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (i) the environment, (ii) preservation or reclamation of natural resources, (iii) the management, Release or threatened Release of any Hazardous Material or (iv) health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the Security Agreements.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing.

“Equivalent Amount” means, for any amount of any Alternative Currency, at the time of determination thereof, (a) if such amount is expressed in such Alternative Currency, such amount and (b) if such amount is expressed in Dollars, the equivalent of such amount in such Alternative Currency determined by using the rate of exchange for the purchase of such Alternative Currency with Dollars last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Reuters source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of such Alternative Currency with Dollars, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) the failure of any Borrower or any ERISA Affiliate to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived with respect to a Plan; (c) the filing of any Borrower or an ERISA Affiliate pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon any Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in critical status or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Exchange Rate” means, for any Alternative Currency, the rate of exchange therefor as described in clause (b) of the definition of “Dollar Equivalent”.

“Excluded Property” has the meaning assigned to such term in the applicable Security Agreement, as the context requires.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f), (d) any withholding Taxes imposed under FATCA, and (e) Taxes payable under Part XIII of the ITA that are imposed on amounts paid or credited to or for the account of the applicable Recipient as a result of such Recipient (i) not dealing at arm’s length (within the meaning of the ITA) with any Loan Party, or (ii) being a “specified shareholder” (as defined in subsection 18(5) of the ITA) of any Loan Party or not dealing at arm’s length with such a specified shareholder for purposes of the ITA, except that neither the Administrative Agent nor any Lender (as the case may be) shall be considered to be dealing at non-arm’s length or be a specified shareholder or a Person not dealing at arm’s length with a specified shareholder, solely as a result of such Person having entered into, received or perfected a security interest under or enforced this Agreement or any other Loan Document or holding or possessing any Collateral, including any equity interests.

“Existing Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Existing Letters of Credit” means the Letters of Credit set forth on Schedule 1.01 hereto.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between the United States and any other Governmental Authority in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, treaty or convention among Governmental Authorities and implementing the foregoing.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“First Amendment Date” means July 15, 2026.

“First Amendment Date Sponsor Model” has the meaning assigned to it in clause (xxiii) of the definition of the term “EBITDA”.

“First Lien Net Leverage Ratio” means, on any date, the ratio of (a)(i) Total Indebtedness that is secured by a Lien on the assets of the Loan Parties in favor of the Administrative Agent securing the Secured Obligations and (ii) Total Indebtedness secured by a Lien on the assets of the Loan Parties that ranks on an equal priority basis with Liens on the Collateral securing the Obligations, in each case on such date minus Unrestricted Cash as of such date in an amount not to exceed ~~$100,000,000~~(x) at any time on or prior to the date that is six (6) months after the First Amendment Date, $300,000,000 and (y) at any time thereafter, $200,000,000 to (b) EBITDA for the period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) most recently ended on or prior to such date. Operating leases that are reflected on the consolidated balance sheet of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall be excluded for purposes of calculating the First Lien Net Leverage Ratio.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower.

“Fixed Basket” has the meaning assigned to such term in Section 1.06(b)(i).

“Fixtures” has the meaning assigned to such term in the Security Agreements.

“Flood Laws” has the meaning assigned to such term in Section 8.10.

“Floor” means the benchmark rate floor, if any, provided in this Agreement (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term CORRA Rate, Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR, Adjusted Daily Simple CORRA or the Canadian Prime Rate, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term CORRA Rate, Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR, Adjusted Daily Simple CORRA and the Canadian Prime Rate shall be zero.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Restricted Subsidiary which is not a U.S. Subsidiary.

“Fully Funded” means (a) the issuance of High Yield Notes in an aggregate principal amount equal to or in excess of $450,000,000 and (b) the application of the Net Proceeds of such issuance in mandatory prepayment of the Term Loans pursuant to Section 2.11(c).

“Funding Account” has the meaning assigned to such term in Section 4.01(f).

“GAAP” means generally accepted accounting principles in the U.S., in respect of the U.S. Loan Parties, and in Canada, in respect of the Canadian Loan Parties.

“Gexpro Acquisition Agreement” means the Agreement and Plan of Merger, dated as of December 29, 2021, among 301 HW Opus Investors, LLC, the Company, the Gexpro Target and Gulf Sub, Inc., together with all exhibits, schedules, disclosure letters and attachments and supplements thereto, in each case, as amended or otherwise modified from time to time in accordance with this Agreement.

“Gexpro Holdings” means 301 HW Opus Holdings, Inc., a Delaware corporation.

“Gexpro Target” means Gexpro Holdings, collectively with its subsidiaries and all assets relating thereto.

“Governmental Authority” means the government of Canada, the U.S., any other nation or any political subdivision thereof, whether provincial, territorial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

“Guaranteed Obligations” means, collectively, the U.S. Guaranteed Obligations and the Canadian Guaranteed Obligations.

“Guarantors” means all Loan Guarantors, and the term “Guarantor” means each or any one of them individually.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, per- or polyfluoroalkyl substances, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“High Yield Notes” means senior unsecured notes to be issued by Merger Sub in connection with the Take-Private Transaction.

“HISCO” means HIS Company, Inc., a Texas corporation.

“HISCO Acquisition” means the acquisition by the Company, directly or indirectly, of all of the outstanding Equity Interests of HISCO, pursuant to the HISCO Acquisition Agreement.

“HISCO Acquisition Agreement” means that certain Stock Purchase Agreement, dated as of March 30, 2023 (as amended, restated, amended and restated or otherwise modified from time to time to the extent permitted hereunder), among the Company, as the buyer, and GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of the HIS Company, Inc. Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan.

“HoldCo” has the meaning assigned to such term in the definition of the term “Take-Private Transaction Merger Agreement”.

“Incremental Facility Amendment” has the meaning assigned to such term in Section 2.09.

“Incremental Term Loan” has the meaning assigned to such term in Section 2.09.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of earn-out payments and other deferred purchase price obligations in respect of property or services (excluding (w) trade accounts payable in the ordinary course of business, (x) any earn-out, deferred or similar obligations, in each case, except to the extent reflected as a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable, (y) expenses accrued and (z) current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (provided that, if such Person has not assumed or otherwise become liable in respect of such Indebtedness, such obligations shall be deemed to be in an amount equal to the lesser of (i) the amount of such Indebtedness and (ii) the fair market value of such property at the time of determination (in the Borrower’s good faith estimate)), (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) any other Off-Balance Sheet Liability, (l) Disqualified Stock of such Person and (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“Information” has the meaning assigned to such term in Section 9.12.

“Initial Term Lender” means a Lender having an Initial Term Loan Commitment or holding an outstanding Initial Term Loan.

“Initial Term Loan” means a Loan made pursuant to Section 2.01(b).

“Initial Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to re-evidence its existing Term Loans and/or make Initial Term Loans, expressed as an amount representing the maximum principal amount of the Initial Term Loans to be made by such Lender. The initial amount of each Lender’s Initial Term Loan Commitment is set forth on the Commitment Schedule. The aggregate amount of the Lenders’ Initial Term Loan Commitments on the Effective Date is $700,000,000.

“Initial Term Loan Maturity Date” means December 18, 2030 (if the same is a Business Day, or if not then the immediately next succeeding Business Day).

“Inside Maturity Basket” shall mean Indebtedness in an aggregate outstanding principal amount not to exceed the greater of (x) $47,500,000 and (y) 25% of Applicable EBITDA of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and the Restricted Subsidiaries for the most recently ended period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (calculated on a pro forma basis).

“Insolvency Laws” means each of the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) and the Winding-Up and Restructuring Act (Canada), in each case as amended, and any other applicable state, provincial, territorial, foreign or federal bankruptcy laws, each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction, including any corporate law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it or providing for arrangements and including any rules and regulations pursuant thereto.

“Interest Coverage Ratio” means, for any period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), the ratio of (a) EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Interest Election Request” means a request by the Borrower Representative to convert or continue a Revolving Borrowing in accordance with Section 2.08, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrowers.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries for such period with respect to all outstanding indebtedness of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), all calculated for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan) or any Canadian Prime Rate Loan, the first Business Day of each calendar quarter and the applicable Maturity Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the applicable Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the applicable Maturity Date, and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Revolving Credit Maturity Date.

“Interest Period” means (a) with respect to any Term Benchmark Borrowing denominated in Dollars, the period commencing on the date of such Term Benchmark Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower Representative may elect and (b) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the period commencing on the date of such Term Benchmark Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter (subject to the availability for the Benchmark applicable to the relevant Loan or Commitment denominated in Canadian Dollars), as the Borrower Representative may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in the applicable Borrowing Request or Interest Election Request, as the case may be. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter, in the case of a Revolving Borrowing, shall be the effective date of the most recent conversion or continuation of such Borrowing.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means, individually and collectively, each of (i) JPMorgan, in its capacity as the issuer of Letters of Credit hereunder, (ii) CIBC Bank USA solely with respect to the Existing Letters of Credit that were issued by CIBC Bank USA and (iii) any other Revolving Lender from time to time designated by the Borrower Representative as an Issuing Bank, with the consent of such Revolving Lender and the Administrative Agent, and their respective successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require.

“Issuing Bank Sublimit” means, as of the Effective Date, (i) $25,000,000, in the case of JPMorgan and (ii) in the case of any other Issuing Bank, such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by an Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) days’ prior written notice thereof to the Administrative Agent and the Borrowers.

“ITA” means the Income Tax Act (Canada), as amended.

“Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit E or such other form as agreed by the Administrative Agent.

“JPMorgan” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“LC Collateral Account” has the meaning assigned to such term in Section 2.06(j).

“LC Disbursement” means any payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Equivalent of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Equivalent of all LC Disbursements relating to Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time.

“LCA Election” has the meaning assigned to such term in Section 1.06(b).

“LCA Test Date” has the meaning assigned to such term in Section 1.06(b).

“Lender-Related Person” has the meaning assigned to such term in Section 9.03(c).

“Lenders” means, as of any date of determination, the Persons listed on the Commitment Schedule (or, if the Commitments of any Class have terminated or expired, the Persons holding Credit Exposure in respect of such Class) and any other Person that shall have become a Lender hereunder pursuant to Section 2.09 or an Assignment and Assumption or other documentation contemplated hereby, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption or other documentation contemplated hereby. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Bank.

“Letters of Credit” means the Existing Letters of Credit and the letters of credit issued pursuant to this Agreement, and the term “Letter of Credit” means any one of them or each of them singularly, as the context may require.

“Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b).

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any finance lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Limited Condition Acquisition” means any Permitted Acquisition that one or more of the Company or its Restricted Subsidiaries is contractually committed to consummate and the consummation of which is not conditioned on the availability of, or on obtaining, third party financing; provided that such Permitted Acquisition shall occur no later than one hundred ~~twenty~~eighty (~~120~~180) days (plus up to sixty (60) additional days if such extension is attributable solely to the required receipt of regulatory approvals from a Governmental Authority which remain pending and have not been denied) after the execution of the definitive agreement with respect thereto.

“Limited Condition Acquisition Agreement” means the definitive agreement in respect of a Limited Condition Acquisition.

“Loan Documents” means, collectively, this Agreement, each promissory note issued pursuant to this Agreement, each Letter of Credit Agreement, each Collateral Document, the Loan Guaranty, each Applicable Intercreditor Agreement, each Incremental Facility Amendment, and each other agreement, instrument, and document executed and delivered to, or in favor of, the Administrative Agent or any Lender and including each other pledge, power of attorney, consent, assignment, contract, notice, letter of credit agreement, letter of credit applications and any agreements between the Borrower Representative and the Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrowers and the Issuing Bank in connection with the issuance of Letters of Credit, and each other written matter designated as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantor” means each Loan Party.

“Loan Guaranty” means Article X of this Agreement.

“Loan Parties” means, individually and collectively, as the context may require, the Canadian Loan Parties and the U.S. Loan Parties.

“Loans” means the loans and advances made by the Lenders to the Borrowers pursuant to this Agreement, including Swingline Loans.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

“Material Acquisition” means any ~~acquisition consummated after the Effective Date with an aggregate total consideration in excess of $75,000,000.~~(i) Acquisition or investment (or series of related Acquisitions or investments) by any Borrower or any Restricted Subsidiary of any Person or of asset or assets of another Person for which the fair market value of the consideration paid by such Borrower or such Restricted Subsidiary exceeds $75,000,000 and (ii) combination of one or more Permitted Acquisitions consummated by any Borrower or any Restricted Subsidiary in any period of two consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), commencing with the fiscal quarter ending September 30, 2026, for which the fair market value of the consideration paid by such Borrower or such Restricted Subsidiary exceeds $75,000,000 in the aggregate.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Borrowers and their Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its material Obligations, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and the other Secured Parties) on a material portion of the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent, the Issuing Bank or the Lenders under any of the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of a Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Subsidiary” means each Restricted Subsidiary (other than non-U.S. Subsidiaries and non-Canadian Subsidiaries) (i) which, as of the most recent fiscal quarter of the Company~~,~~ (or, after the consummation of the Take-Private Transaction, HoldCo), for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), contributed greater than five percent (5%) of EBITDA for such period or (ii) which contributed greater than five percent (5%) of Consolidated Total Assets as of such date; provided that, if at any time the aggregate amount of EBITDA or Consolidated Total Assets attributable to all Restricted Subsidiaries (other than non-U.S. Subsidiaries and non-Canadian Subsidiaries) that are not Material Subsidiaries exceeds ten percent (10%) of EBITDA for any such period or ten percent (10%) of Consolidated Total Assets as of the end of any such fiscal quarter, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or, in the event the Company (or, after the consummation of the Take-Private Transaction, HoldCo) has failed to do so within ten (10) days, the Administrative Agent) shall first designate sufficient U.S. Subsidiaries as “Material Subsidiaries” to eliminate such excess and second designate sufficient Canadian Subsidiaries as “Material Subsidiaries” to eliminate such excess, and, in each case, such designated Restricted Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries.

“Maturity Date” means the Revolving Credit Maturity Date, the Initial Term Loan Maturity Date or the maturity date of any new Class of Loans established pursuant to Section 2.09, as applicable.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“Merger Sub” has the meaning assigned to such term in the definition of the term “Take-Private Transaction Merger Agreement”.

“MFN Provision” has the meaning assigned to such term in Section 2.09(g).

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Income” means, for any period, the consolidated net income (or loss) determined for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary, and (b) the income (or deficit) of any Person (other than a Restricted Subsidiary) in which the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary has an ownership interest, except to the extent that any such income is actually received by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or such Restricted Subsidiary in the form of dividends or similar distributions.

“Net Proceeds” means, with respect to any Prepayment Event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event~~,~~ (including, in the case of the Sponsor Equity Injection and High Yield Notes, any Take-Private Transaction Transaction Expenses), (ii) in the case of a sale, transfer or other Disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a taking by eminent domain, condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of the Company).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“Non-Fixed Basket” has the meaning assigned to such term in Section 1.06(b)(i).

“Not Otherwise Applied” means, with reference to any amount of proceeds of any sale or issuance of Equity Interests or any other transaction or event that is proposed to be applied to a particular use or transaction, that such amount has not previously been (and is not simultaneously being) applied for any other purposes under this Agreement and the other Loan Documents, other than that such particular use or transaction.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org or any successor source.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any Indemnitee, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person or (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person.

“Original Restatement Date Acquisition Agreement” means, individually or collectively, as the context may require, (i) the Gexpro Acquisition Agreement and (ii) the TestEquity Acquisition Agreement, as applicable.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit, or any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Ownership Payments” means, in each case without duplication:

(a) franchise, excise and similar Taxes, and other fees and expenses, required to maintain the corporate or other legal existence of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries;

(b) salary, bonus, severance and other benefits payable to, and indemnities provided on behalf of, employees, directors, officers, members of management, consultants and independent contractors of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, and any payroll, social security or similar Taxes thereof, in each case in the ordinary course of business;

(c) (i) general corporate or other operating, administrative, compliance and overhead costs and expenses (including expenses relating to auditing and other accounting matters) of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, and (ii) general corporate or other operating, administrative, compliance and overhead costs and expenses (including expenses relating to auditing and other accounting matters) of Sponsor, ParentCo, HoldCo or Merger Sub relating to the operation of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, and reimbursements as they relate to operating expenses, fronted fees, costs or expenses related to operating expenses, on a dollar-for-dollar basis and made on an arm’s length basis, of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary, in each case, in the ordinary course and, if applicable, consistent with past practice;

(d) [reserved];

(e) operating expenses of Sponsor, ParentCo, HoldCo, Merger Sub or the Company in the ordinary course or consistent with past practice, including expenses in connection with transition and related services (including with respect to the Take-Private Transaction), payroll, equity-based compensation and other compensation for officers and employees of Sponsor, ParentCo, HoldCo, Merger Sub or the Company (including the payment of the nominal value of shares received in settlement of equity-based incentive awards and any related payroll taxes and social security contributions), franchise tax and any other similar taxes of or payable by Sponsor, ParentCo, HoldCo, Merger Sub or the Company required to maintain a qualification to do business or corporate or other organizational existence, corporate or overhead costs and expenses, costs for consultants and other costs, in each case attributable to the ownership or operations of any Borrower and the Restricted Subsidiaries (including in connection with any tax sharing agreements);

(f) for any tax period in which the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries is a member of, or is disregarded as separate from a member of, a consolidated, combined, unitary or similar tax group for U.S. federal income Tax or applicable state or local Tax purposes of which a direct or indirect parent of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) is the common parent, the consolidated, combined, unitary or similar Tax liabilities of such parent as and when due, to the extent such liabilities are attributable to the income or operations of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries but in an amount not to exceed (i) the amount the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries would have owed on a standalone basis with respect to such Tax period, plus (b) without duplication, any amounts received by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries from an Unrestricted Subsidiary in respect of such Tax liabilities;

(g) Take-Private Transaction Transaction Expenses; and

(h) the purchase price consideration (whether in cash, equity, or otherwise) required to consummate the Take-Private Transaction.

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a back up standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 103% of the LC Exposure as of the date of such payment in the manner set forth in Section 2.06(j)), (iii) the indefeasible payment in full in cash of the accrued and unpaid fees, (iv) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of all Commitments, and (vi) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements satisfactory to the Secured Parties counterparties thereto.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“parent” has the meaning assigned to such term in the definition of the term “subsidiary”.

“ParentCo” has the meaning assigned to such term in the definition of the term “Take-Private Transaction Merger Agreement”.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Payment” has the meaning assigned to it in Section 8.06(c).

“Payment Notice” has the meaning assigned to it in Section 8.06(c).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Periodic Term CORRA Determination Day” has the meaning assigned to such term in the definition of “Term CORRA”.

“Permitted Acquisition” means any Acquisition by any Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) (or any Restricted Subsidiary that becomes a Loan Party concurrently with the consummation of such Acquisition) in a transaction that satisfies each of the following requirements (subject to Section 1.06 in the case of a Limited Condition Acquisition):

(a) such Acquisition is not a hostile or contested acquisition;

(b) the business acquired in connection with such Acquisition is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, ancillary or incidental thereto;

(c) both immediately before and immediately after giving effect (including giving effect on a pro forma basis) to such Acquisition and any Indebtedness incurred or assumed in connection therewith, no Default shall exist;

(d) at least twenty (20) days prior to any Material Acquisition ~~with total consideration equal to or in excess of $50,000,000~~ (or such shorter time as may be agreed to by the Administrative Agent in its discretion), the Borrower Representative has provided the Administrative Agent (i) notice of such Acquisition, (ii) copies of the draft acquisition documents together with a due diligence package reasonably satisfactory to the Administrative Agent and (iii) any diligence reports (including, without limitation, any quality of earnings report and financial diligence reports in respect of the applicable target) to the extent procured by the Company or any other Loan Party in connection with such Acquisition;

(e) each Acquisition shall be made by a Borrower or a Guarantor and structured as (i) an asset acquisition of all or substantially all of the assets of the applicable target (or all or substantially all of a line or lines of business of target) by a Loan Party, (ii) a merger or amalgamation of a target with and into a Borrower or such Guarantor with such Borrower or Guarantor as the survivor, or (iii) a purchase of substantially all of the voting Equity Interests of the applicable target;

(f) if such Acquisition involves a merger or amalgamation or a consolidation involving a Borrower or any other Loan Party, such Borrower or such Loan Party, as applicable, shall be the surviving entity;

(g) the target of such Acquisition ~~must~~shall have had a positive pro forma adjusted EBITDA~~;~~ for the period of four fiscal quarters of such target for which financial statements are available at the time of consummation of such Acquisition (or, in the case of a Limited Condition Acquisition, at the time the Company or applicable Restricted Subsidiaries becomes contractually committed to consummate such Acquisition);

(h) both before and after giving effect to the consummation of the Acquisition and any Indebtedness incurred or assumed in connection therewith on a pro forma basis, ~~(i)~~ the Company (or, after the consummation of the Take-Private Transaction, HoldCo) will be in compliance, on a pro forma basis, with the covenants contained in Section 6.12 (including any applicable Total Net Leverage Ratio Adjustment), calculated based upon financial results for the most recent determination period for which financial statements have been delivered (or were required to have been delivered) pursuant to Section 5.01 (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)) ~~and (ii) the Total Net Leverage Ratio shall not be greater than 0.25 less than the then applicable Total Net Leverage Ratio covenant compliance level permitted pursuant to Section 6.12(b) (including any applicable Total Net Leverage Ratio Adjustment) for the then applicable covenant compliance test date (on a pro forma basis, calculated based upon financial results for the most recent determination period for which financial statements have been delivered pursuant to Section 5.01 (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)));~~;

(i) all actions required to be taken with respect to any newly acquired or formed Restricted Subsidiary of a Borrower or a Loan Party, as applicable, required under Section 5.13 shall have been taken (or shall be taken within the time periods permitted under Section 5.13);

(j) ~~at least five (5) Business Days~~on or prior to ~~any~~the consummation of any Material Acquisition ~~with total consideration in excess of $50,000,000 (or such shorter time as may be agreed to by the Administrative Agent in its discretion)~~, the Borrower Representative shall provide a certificate (i) certifying that all of the requirements for a Permitted Acquisition will be satisfied on or prior to the consummation of such Acquisition and (ii) a reasonably detailed calculation of the requirements set forth in clause (h) above; and

~~(k)~~ (k) the aggregate purchase consideration paid or payable (including without limitation, earnout or similar obligations) in respect of all Permitted Acquisitions of Persons that do not become Loan Parties and assets that do not constitute Collateral shall not exceed the greater of (x) $87,500,000 and (y) 50% of Applicable EBITDA during the term of this Agreement.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 5.04;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k);

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Restricted Subsidiary;

(g) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(h) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks in the ordinary course of business and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries, or (iii) relating to purchase orders entered into by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any of its Restricted Subsidiaries in the ordinary course of business;

(i) security given to a public utility or any municipality or Governmental Authority when required by such utility or authority in connection with the operations of that Person, in each case, in the ordinary course of business; ~~and~~

(j) Liens imposed by any Governmental Authority in respect of Canadian Priority Payables that are not yet due or delinquent, or which are being contested in good faith, and during such period during which such Liens are being so contested, such Liens shall not be registered or executed on or enforced against any of the assets of any Loan Party;

(k) [reserved];

(l) Liens on assets of Restricted Subsidiaries that are Foreign Subsidiaries (other than Canadian Loan Parties) securing Indebtedness and other obligations of such Foreign Subsidiaries permitted under this Agreement;

(m) Liens on assets of a Person at the time such Person becomes a Subsidiary; provided that such Liens (i) are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary and (ii) do not extend to assets other than those that are subject to such Lien at the time such Person becomes a Subsidiary;

(n) Liens on property or other assets at the time a Borrower or a Restricted Subsidiary acquired the property or such other assets, including any acquisition by means of a merger, amalgamation or consolidation with or into any Borrower or any Restricted Subsidiary (provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, amalgamation, merger or consolidation) and any replacement, extension or renewal of any such Lien (to the extent the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal (plus after-acquired property that is (i) affixed or incorporated into the property covered by such Lien, (ii) after-acquired property subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after-acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) the proceeds and products thereof);

(o) Liens in favor of any Borrower or any Guarantor; and

(p) Liens on the proceeds from the offering of any debt securities or other Indebtedness deposited into an escrow account with an independent escrow agent on the date of the applicable offering or incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events (including any interest earned on the amounts held in escrow) for the benefit of the related holders of debt securities or other Indebtedness (or the underwriters, trustee, escrow agent or arrangers thereof) or on cash set aside at the time of the incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clauses (d) ~~and~~, (e), (l), (m) and (n) above.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. or the federal government of Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S. or the federal government of Canada), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or Canada or any state, province or territory thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Holder” means the Sponsor.

“Permitted Supply Chain Financing” means one or more non-recourse supply chain financings, pursuant to terms and conditions reasonably satisfactory to the Administrative Agent, in respect of Supply Chain Financing Accounts owing by one or more Account Debtors at the time such Supply Chain Financing Accounts were sold (or deemed sold); provided that any such sale is a true sale with any recourse to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary limited to breach of a representation, warranty or covenant by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or a Restricted Subsidiary with respect to the sold Supply Chain Financing Accounts.

“Person” means any natural person, corporation, limited or unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PPSA” means the Personal Property Security Act British Columbia, including the regulations thereto, provided that, if validity, perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction other than British Columbia, “PPSA” means the Personal Property Security Act or such other applicable legislation in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such validity, perfection, effect of perfection or non-perfection or priority.

“Prepayment Event” means:

(a) (i) any sale, transfer or other Disposition of any property or asset of any Loan Party or any Restricted Subsidiary made in reliance on Section 6.05(k), (ii) any sale, transfer or other Disposition by any Loan Party or any Restricted Subsidiary of all or substantially all of the assets of, or Equity Interests in, any Unrestricted Subsidiary or (iii) any casualty, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any Restricted Subsidiary; ~~or~~

(b) the incurrence by any Loan Party or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01~~.~~; and

(c) to the extent required by Section 2.11(c)(ii) and (iii):

(i)	the issuance of the High Yield Notes;

(ii)	the receipt by the Company of the proceeds of the Sponsor Equity Injection;

(iii)

the incurrence by the Company or any Restricted Subsidiary of any Indebtedness (other than the High Yield Notes) pursuant to Sections 6.01(q) and (r) hereof or any other Indebtedness not permitted under Section 6.01; and

(iv)

following the consummation of the Take-Private Transaction, the issuance by the Company of any Equity Interests, or the receipt by the Company or any Restricted Subsidiary of any capital contribution (in each case, other than (x) Equity Interests or contributions resulting from the Sponsor Equity Injection or (y) capital contributions in any Restricted Subsidiary by the Company or any other Restricted Subsidiary).

“Previously Absent Financial Maintenance Covenant” means, at any time (i) any financial maintenance covenant that is not contained in this Agreement at such time and (ii) any financial maintenance covenant, a corresponding version of which is already contained in this Agreement at such time but with covenant levels and component definitions (to the extent relating to such corresponding version) that are less restrictive as to the Loan Parties and the Restricted Subsidiaries than those in the applicable Incremental Facility Amendment or Extension Amendment or any documents relating to Refinance Indebtedness.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.

“Projections” has the meaning assigned to such term in Section 5.01(d).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Stock” of any Person means Equity Interests of such Person other than Disqualified Stock of such Person.

“Qualifying IPO” means, after the consummation of the Take-Private Transaction, the issuance by the Company, ParentCo, HoldCo or Merger Sub of its common Equity Interests that are listed on a national exchange or publicly offered (other than a public offering pursuant to a registration statement on Form S-8) (including pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering)).

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires).

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting, (3) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA, the RFR for such Benchmark is Daily Simple CORRA, then four Business Days prior to such setting, (4) if such Benchmark is the Adjusted Term CORRA Rate, 1:00 p.m. Toronto, Ontario time on the day that is two Business Days preceding the date of such setting, or (5) if such Benchmark is none of the Term SOFR Rate, Daily Simple SOFR, Daily Simple CORRA or the Adjusted Term CORRA Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(g).

“Register” has the meaning assigned to such term in Section 9.04(b).

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into or through the environment.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada or, in each case, any successor thereto and (c) with respect to a Benchmark Replacement in respect of any other currency, (i) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such Benchmark Replacement is denominated, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any RFR Borrowing denominated in Dollars, Adjusted Daily Simple SOFR, (iii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, Term CORRA and (iv) with respect to any RFR Borrowing denominated in Canadian Dollars, Adjusted Daily Simple CORRA, as applicable.

“Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, or (ii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, Term CORRA, as applicable.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of audits pertaining to the assets of the Loan Parties from information furnished by or on behalf of the Borrowers, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, subject to Section 2.20: (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 7.02 or the Commitments terminating or expiring, Lenders having Credit Exposures and Unfunded Revolving Commitments representing more than 50% of the sum of the Aggregate Credit Exposure and aggregate Unfunded Revolving Commitments at such time, provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, the Unfunded Revolving Commitment of each Lender shall be deemed to be zero in determining the Required Lenders; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Commitments expire or terminate, Lenders having Credit Exposures representing more than 50% of the sum of the Aggregate Credit Exposure at such time; provided that, in the case of clauses (a) and (b) above, (i) the Revolving Exposure of any Lender that is the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Applicable Percentage of all outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the Unfunded Revolving Commitment of such Lender shall be determined on the basis of its Revolving Exposure excluding such excess amount and (ii) for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Affiliate Lender shall be disregarded except as expressly permitted under Section 9.04(f).

“Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the president, Financial Officer or other executive officer of a Borrower (or, after the consummation of the Take-Private Transaction, HoldCo).

“Restricted Debt” has the meaning assigned to such term in Section 6.08(b).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in any Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests; provided that, for the avoidance of doubt, the Sponsor Equity Injection shall not constitute a Restricted Payment for any purpose under this Agreement or any other Loan Document.

“Restricted Subsidiary” means, at any time, any Subsidiary other than an Unrestricted Subsidiary.

“Returns” means, with respect to any investment, any dividend, distribution, interest, fee, premium, return of capital, repayment of principal, income, profit (from a Disposition or otherwise) and any other amount received or realized in respect thereof.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“Revaluation Date” shall mean (a) with respect to any Loan denominated in any Alternative Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement; (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists.

“Revolving Commitment” means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name as a “Revolving Commitment” or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York UCC) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment pursuant to the terms hereof, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04; provided that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. The initial aggregate amount of the Lenders’ Revolving Commitments as of the Effective Date is $400,000,000.

“Revolving Credit Maturity Date” means December 18, 2030 (if the same is a Business Day, or if not then the immediately next succeeding Business Day), or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Revolving Exposure” means, with respect to any Lender, at any time, the sum of the aggregate outstanding principal Dollar Equivalent amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time.

“Revolving Lender” means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to Section 2.01(a).

“RFR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to (i) for any Loan or Borrowing denominated in Dollars, the Adjusted Daily Simple SOFR and (ii) for any Loan or Borrowing denominated in Canadian Dollars (solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA), Daily Simple CORRA (excluding, for the avoidance of doubt, any ABR Loan or Borrowing).

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions (including, at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, any Person that is the subject or target of Sanctions, including, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by OFAC, the U.S. Department of State, the Government of Canada pursuant to, or as described in, any applicable Canadian Economic Sanctions and Export Control Laws, or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority with jurisdiction over the parties to the Agreement, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person 50% owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations or orders).

“Sanctions” means all economic or financial sanctions or trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the Government of Canada, the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority with jurisdiction over the parties to this Agreement.

“SEC” means the Securities and Exchange Commission of the U.S.

“Secured Net Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness that is secured by a Lien on the assets of the Loan Parties on such date minus Unrestricted Cash as of such date in an amount not to exceed ~~$100,000,000~~(x) at any time on or prior to the date that is six (6) months after the First Amendment Date, $300,000,000 and (y) at any time thereafter, $200,000,000 to (b) EBITDA for the period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) most recently ended on or prior to such date. Operating leases that are reflected on the consolidated balance sheet of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall be excluded for purposes of calculating the Secured Net Leverage Ratio.

“Secured Obligations” means, all Obligations, together with all Banking Services Obligations and Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided that the definition of “Secured Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (g) the successors and assigns of each of the foregoing.

“Security Agreements” means, collectively (i) the U.S. Security Agreement and (ii) the Canadian Security Agreement.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” has the meaning assigned to it under the definition of Daily Simple SOFR.

“Specified Equity Contribution” has the meaning given such term in Section 7.03.

“Specified LCA Representations” means those representations and warranties made by or on behalf of the Company or the applicable Restricted Subsidiary in the applicable Limited Condition Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the applicable Loan Party or its Affiliates have the right to terminate, taking into account any cure provisions, the applicable Loan Party or its Affiliates’ obligations under such Limited Condition Acquisition Agreement or to decline to consummate the related Limited Condition Acquisition as a result of a breach of such representations and warranties in such Limited Condition Acquisition Agreement.

“Specified Representations” means the representations and warranties of the Company and the other Loan Parties contained in Sections 3.01, 3.02, 3.03(b) (solely that the use of proceeds will not violate the United States Foreign Corrupt Practices Act of 1977 or the USA PATRIOT Act), 3.08, 3.12, 3.15 (provided that the representations and warranties contained in Section 3.15 shall only be deemed to be Specified Representations in connection with a Limited Condition Acquisition with respect to which the proceeds of Loans will be used by a Loan Party to pay all or a portion of the purchase price consideration therefor), 3.17, 3.18 (solely with respect to Section 5.08(b)) and 3.20 (solely that the use of proceeds will not violate applicable Anti-Corruption Laws or Sanctions).

“Specified Take-Private Transaction Merger Agreement Representations” means those representations and warranties made by or on behalf of the Company in the Take-Private Transaction Merger Agreement as are material to the interests of the Lenders, but only to the extent that ParentCo has the right to terminate, taking into account any cure provisions, ParentCo’s obligations under the Take-Private Transaction Merger Agreement or to decline to consummate the transaction described in clause (c) of the definition of the term Take-Private Transaction as a result of a breach of such representations and warranties in the Take-Private Transaction Merger Agreement.

“Sponsor” means (i) Luther King Capital Management Corporation, (ii) investment vehicles managed or advised by Luther King Capital Management Corporation, (iii) any of their respective Affiliates that are controlled, directly or indirectly, by any of the Persons referred to in clauses (i) or (ii), and (iv) limited partners and funds or partnerships managed or advised by any of the Persons referred to in clauses (i) through (iii); provided that any portfolio company of any of the foregoing in Persons referred to in clauses (i) through (iii) shall be excluded.

“Sponsor Equity Injection” means the (i) issuance by ParentCo of Equity Interests in a minimum aggregate amount of $125,000,000, and (ii) the substantially concurrent issuance by HoldCo of Equity Interests to ParentCo (which may be in the form of common stock or preferred stock of HoldCo that does not constitute Disqualified Stock or have any cash-pay coupon), the proceeds of which shall be contributed to the Company in connection with the funding and consummation of the Take-Private Transaction in a minimum aggregate amount of $125,000,000.

“Sponsor Management Agreement” means the Management Agreement, dated as of the Effective Time, by and among the Company and Luther King Capital Management Corporation, as amended, restated, supplemented, replaced or modified from time to time in compliance with this Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent (it being understood that the draft delivered to the Administrative Agent prior to the First Amendment Date shall be satisfactory to the Administrative Agent).

“Sponsor Management Fees” means any management, monitoring, consulting, oversight, advisory and other similar fees (including transaction and termination fees and any fees in respect of financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures)).

“Statements” has the meaning assigned to such term in Section 2.18(f).

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person, the payment of which is subordinated to payment of the Secured Obligations to the written reasonable satisfaction of the Administrative Agent.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity, the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of a Borrower or of any other Loan Party, as applicable. Unless otherwise expressly stated, any reference to a “Subsidiary” shall mean a direct or indirect subsidiary of the Company (or, after the consummation of the Take-Private Transaction, HoldCo).

“Supply Chain Financing Accounts” means any right to payment of a monetary obligation, whether or not earned by performance, whether constituting an account, chattel paper, payment intangible, instrument, document, contract right, or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation to pay any service charges, finance charges, interest, fees and other charges with respect thereto, together with the Supply Chain Financing Related Assets with respect thereto.

“Supply Chain Financing Related Assets” means, with respect to any Supply Chain Financing Account, (i) all related rights and remedies under or in connection with the applicable contract or purchase order with respect to such Supply Chain Financing Account, including, without limitation, bills of lading, bills of exchange, promissory notes and accessions, (ii) all guaranties, suretyships, letters of credit, security, Liens and other arrangements supporting payment thereof, (iii) all applicable accounts, sales, ledgers, purchase and sales day books, invoices, contracts, purchase orders and other related books and records, in each case, with respect to such Supply Chain Financing Account (including, without limitation, any such accounts, sale ledgers, purchase and sales day books, invoices, contracts, purchase orders and other related books and records stored on computer disks, tapes, hard drives or other electronic media), (iv) all related insurance and (v) all proceeds of the foregoing.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or their Restricted Subsidiaries shall be a Swap Agreement.

“Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Restricted Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Swingline Commitment” means the amount set forth opposite JPMorgan’s name on the Commitment Schedule as Swingline Commitment.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be the sum of (a) its Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Revolving Lender that is the Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Revolving Lender that is the Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Revolving Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans.

“Swingline Lender” means JPMorgan (or any of its designated branch offices or affiliates), in its capacity as lender of Swingline Loans hereunder. Any consent required of the Administrative Agent or the Issuing Bank shall be deemed to be required of the Swingline Lender and any consent given by JPMorgan in its capacity as Administrative Agent or Issuing Bank shall be deemed given by JPMorgan in its capacity as Swingline Lender as well.

“Swingline Loan” means a Loan made pursuant to Section 2.05. All Swingline Loans shall be denominated in Dollars.

“Take-Private Mandatory Prepayment Requirements” means the mandatory prepayments required to be made by the Borrowers pursuant to Section 2.11(c)(ii) or (iii), as applicable (subject to the reinvestment rights set forth therein).

“Take-Private Transaction” means, collectively, (a) the execution, delivery and performance by the Loan Parties of this Agreement and the other applicable Loan Documents, the borrowing of Loans and other credit extensions hereunder in connection with the transactions described in clauses (b), (c), (d) and (f) hereof, and the use of the proceeds thereof and the issuance of Letters of Credit hereunder in connection therewith, (b) the payment of Take-Private Transaction Transaction Expenses, (c) the occurrence of the Effective Time under the Take-Private Transaction Merger Agreement in accordance with the terms and conditions of the Take-Private Transaction Merger Agreement, (d) the issuance of the High Yield Notes, (e) the Sponsor Equity Injection, and (f) the consummation of any other transactions contemplated by the Take-Private Transaction Merger Agreement in accordance with the terms and conditions of the Take-Private Transaction Merger Agreement.

“Take-Private Transaction Merger Agreement” means the Agreement and Plan of Merger, dated as of July 15, 2026, by and among Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“ParentCo”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company (“HoldCo”), Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company (without any amendment, modification or waiver thereof or any consent thereunder that is materially adverse to the Lenders without the prior written consent of the Administrative Agent, it being understood and agreed that (a) any decrease in the purchase price shall not be materially adverse to the interests of Lenders, (b) any increase in the purchase price by an amount not exceeding 10% shall not be materially adverse to the Lenders and any amount in excess thereof shall not be materially adverse to the Lenders so long as such excess is funded entirely by the Sponsor Equity Injection and (c) any adverse modifications to any of the provisions relating to the requirements for any debt financing or to the Administrative Agent’s, the Arranger’s or any other Lender’s liability, jurisdiction or status as a third party beneficiary under the Take-Private Transaction Merger Agreement, or any change to the definition of “Parent Material Adverse Effect” or “Material Adverse Effect” set forth therein shall be deemed to be materially adverse to the interests of the Lenders.

“Take-Private Transaction Transaction Expenses” means the fees, premiums, expenses and other transaction costs incurred by ParentCo, HoldCo, Merger Sub, the Company and its Restricted Subsidiaries in connection with the Take-Private Transaction (whether incurred or payable prior to, on or after the First Amendment Date), including, without limitation, to fund (i) any original issue discount, upfront fees, amendment fees and arranger fees, (ii) any earnouts or similar deferred or contingent consideration arrangements and (iii) any break-up, reverse termination or similar broken deal fees or penalties.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate or the Adjusted Term CORRA Rate.

“Term CORRA” means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day.

“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.

“Term CORRA Notice” means a notification by the Administrative Agent to the Lenders and the Borrower Representative of the occurrence of a Term CORRA Reelection Event.

“Term CORRA Reelection Event” means the determination by the Administrative Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, (b) the administration of Term CORRA is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14(b) that is not Term CORRA.

“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA.

“Term Lender” means an Initial Term Lender or, if applicable, any Lender of Incremental Term Loans.

“Term Loan” means an Initial Term Loan or, if applicable, any Incremental Term Loans.

“Term Loan Commitment” means an Initial Term Loan Commitment or, if applicable, any commitment of any Lender with respect to Incremental Term Loans.

“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing or ABR Borrowing determined by reference to the Term SOFR Rate and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing or for any ABR Borrowing determined by reference to the Term SOFR Rate, for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.

“TestEquity Acquisition Agreement” means the Agreement and Plan of Merger, dated as of December 29, 2021, among LKCM TE Investors, LLC, the Company, the TestEquity Target and Tide Sub, LLC, together with all exhibits, schedules, disclosure letters and attachments and supplements thereto, in each case, as amended or otherwise modified from time to time in accordance with this Agreement, as applicable.

“TestEquity Holdings” means TestEquity Acquisition, LLC, a Delaware limited liability company.

“TestEquity Target” means TestEquity Holdings, collectively with its subsidiaries and all assets related thereto.

“Total Indebtedness” means, at any date, the aggregate principal amount of all Indebtedness (but excluding clauses (i) and (m) of such definition) determined for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries on a consolidated basis at such date.

“Total Net Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness on such date minus Unrestricted Cash as of such date in an amount not to exceed ~~$100,000,000~~(x) at any time on or prior to the date that is six (6) months after the First Amendment Date, $300,000,000 and (y) at any time thereafter, $200,000,000 to (b) EBITDA for the period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) most recently ended on or prior to such date. Operating leases that are reflected on the consolidated balance sheet of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall be excluded for purposes of calculating the Total Net Leverage Ratio.

“Total Net Leverage Ratio Adjustment” has the meaning assigned to such term in Section 6.12(b).

“Transactions” means ~~(a)~~ the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder ~~and (b) the payment of the Closing Date Transaction Expenses~~.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR, the Alternate Base Rate, the Canadian Prime Rate, the Adjusted Term CORRA Rate or Adjusted Daily Simple CORRA.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Illinois or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Revolving Commitment” means, with respect to each Lender at any time, the Revolving Commitment of such Lender at such time, less its Revolving Exposure at such time.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“Unrestricted Cash” means, as of any date of determination, the ~~sum of the~~aggregate amount of unrestricted cash and Permitted Investments held by the Loan Parties ~~on a consolidated basis~~, without duplication, to the extent such cash and Permitted Investments are (i) subject to account control agreements for the benefit of the Administrative Agent (in form and substance reasonably satisfactory to the Administrative Agent and effective to grant “control” (as defined under the applicable state’s Uniform Commercial Code) to the Administrative Agent over such account)~~.~~ or (ii) would not appear as “restricted” on a consolidated balance sheet of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries; so long as such amounts included as Unrestricted Cash pursuant to this clause (ii) are not subject to any Lien or other restriction or encumbrance of any kind (other than (x) Liens in favor of the Administrative Agent and (y) Liens of the type described in clause (h) of the definition of the term “Permitted Encumbrances” so long as such Liens and rights are not being enforced or otherwise exercised on the date of determination).

“Unrestricted Subsidiary” means, at any time, any Subsidiary designated as an Unrestricted Subsidiary on Schedule 3.14 as of the Effective Date or designated by the board of directors of the Company as an Unrestricted Subsidiary pursuant to Section 5.15 subsequent to the Effective Date, in each case, to the extent such Subsidiary has not been designated as a Restricted Subsidiary pursuant to Section 5.15.

“U.S.” means the United States of America.

“U.S. Borrower” or “U.S. Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Guaranteed Obligations” has the meaning assigned to such term in Section 10.01(a).

“U.S. Loan Guarantors” means, individually or collectively, as the context may require, the U.S. Borrowers, any U.S. Subsidiary that is not a Borrower and has executed a signature page to this Agreement and any other U.S. Subsidiary of a Loan Party who becomes a party to this Agreement pursuant to a Joinder Agreement, and, in each case, their respective successors and assigns.

“U.S. Loan Party” means, individually or collectively, as the context may require, the U.S. Borrowers and the U.S. Loan Guarantors.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Secured Obligations” means all Obligations of the U.S. Loan Parties, together with all (i) Banking Services Obligations of the U.S. Loan Parties and the U.S. Subsidiaries and (ii) Swap Agreement Obligations of the U.S. Loan Parties and the U.S. Subsidiaries, in each case, owing to one or more Lenders or their respective Affiliates; provided, however, that the definition of “U.S. Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“U.S. Security Agreement” means (a) that certain Second Amended and Restated Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the U.S. Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and (b) any other pledge, hypothec or security agreement entered into, after the date of this Agreement by any other U.S. Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“U.S. Subsidiary” means any Restricted Subsidiary of a Loan Party that is organized under the laws of the United States, any state thereof or the District of Columbia.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing”).

SECTION 1.03. Terms Generally. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (iii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (vi) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the UCC and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Illinois on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute, and when used to define a category or categories of the Collateral which is subject to the PPSA, such terms shall include the equivalent category or categories of property set forth in the applicable PPSA. Notwithstanding the foregoing, and where the context so requires, (i) any term defined in this Agreement by reference to the “Code”, the “UCC” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in the applicable PPSA, in all cases for the extension, preservation or betterment of the security and rights of the Collateral, (ii) all references in this Agreement to “Article 8” shall be deemed to refer also to applicable Canadian securities transfer laws (including, without limitation, the Securities Transfer Act, 2006 (British Columbia) (collectively, the “STA”)) and (iii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Canadian personal property security laws, including, without limitation, where applicable, financing change statements.

(c) For purposes of any Collateral located in the Province of Québec or charged by any deed of hypothec (or any Loan Document) and for all other purposes pursuant to which the interpretation or construction of an Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (i) “personal property” shall include “movable property”, (ii) “real property” or “real estate” shall include “immovable property”, (iii) “tangible property” shall include “corporeal property”, (iv) “intangible property” shall include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (vi) all references to filing, perfection, priority, remedies, registering or recording under the UCC or the PPSA shall include publication under the Civil Code of Québec, (vii) all references to “perfection” of or “perfected” Liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (ix) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall include a “mandatary” or “hypothecary representative”, (xi) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favor of persons having taken part in the construction or renovation of an immovable”, (xii) “joint and several” shall include “solidary”, (xiii) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (xiv) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (xv) “easement” shall include “servitude”, (xvi) “priority” shall include “rank” or “prior claim”, as applicable, (xvii) “survey” shall include “certificate of location and plan”, (xviii) “state” shall include “province”, (xix) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (xx) “accounts” shall include “claims”, (xxi) “legal title” shall ~~be including “~~include “holding title on behalf of an owner as mandatory or prete-nom”, (xxii) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies”, as applicable, (xxiii) “leasehold interest” shall include a “valid lease”, (xxiv) “lease” shall include a “leasing contract” and (xxv) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any

Indebtedness or other liabilities of any Borrower or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Notwithstanding anything to the contrary contained in this Section 1.04 or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

SECTION 1.05. Interest Rates; Benchmark Notification. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event or a Term CORRA Reelection Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.06. Pro Forma Adjustments for Acquisitions and Dispositions; Determination of Basket Amounts; Limited Condition Acquisitions.

(a) To the extent a Borrower or any Restricted Subsidiary (x) makes any Acquisition permitted hereunder or Disposition of assets outside the ordinary course of business permitted hereunder during the period of four fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) most recently ended or (y) consummates any transaction that requires any pro forma calculation as a condition thereto or in connection therewith under the terms of this Agreement, then, in each case, (i) the First Lien Net Leverage Ratio, Secured Net Leverage Ratio, Total Net Leverage Ratio, and Interest Coverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the Acquisition or the Disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as in effect prior to January 1, 2021, as interpreted by the SEC, and as certified by a Financial Officer of the Company), as if such Acquisition, such Disposition or such other transaction (and any related incurrence, repayment or assumption of Indebtedness) had occurred in the first day of such four-quarter period, (ii) unless otherwise expressly required hereunder, such pro forma calculation shall be determined by reference to the financial statements for the period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ended on or most recently prior to the date of such calculation for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) (or, if prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the financial statements referred to in Section 3.04(a)), and (iii) any such calculation made by reference to, or requiring pro forma compliance with, the financial covenants shall be made by reference to the financial covenant levels required under Section 6.12 (~~without giving effect to~~as if any Total Net Leverage Ratio Adjustment ~~(other than in the case of determining satisfaction of the conditions to a Permitted Acquisition)~~had occurred on the first day of such four-quarter period) for the quarter during which such Acquisition, Disposition or other transaction was consummated (or, if there is no financial covenant required to be tested during such fiscal quarter, the financial covenant level for the first testing period scheduled to occur after the date of such calculation). In addition to the foregoing, and notwithstanding anything in this Agreement to the contrary, to the extent any Indebtedness is incurred or assumed in connection with any transaction permitted hereunder, any pro forma determination of the First Lien Net Leverage Ratio, Secured Net Leverage Ratio, Total Net Leverage Ratio or compliance with the financial covenants or any minimum liquidity required to be made under this Agreement in connection with such transaction shall be made without including the proceeds of such incurred or assumed Indebtedness as Unrestricted Cash. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness).

(b)

(i) For purposes of determining compliance with Section 6.01, at any time, in the event that any Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), meets, at the time of such transaction, the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Section, such transaction (or portion thereof) at such time shall be permitted under one or more of such clauses as determined by the Company in its sole discretion, and thereafter may be reclassified or divided (as if incurred or made at such later time) among one or more than one of the categories of transactions permitted pursuant to any clause of such Section, as applicable, by the Company in its sole discretion so long as such transaction would be permitted to be incurred or made under such Section, as applicable, at the time of such reclassification or division, in each case, other than the Obligations under the Loan Documents or the Liens created pursuant to any Loan Document securing the Obligations.

(ii) Notwithstanding anything set forth herein to the contrary, with respect to any Indebtedness incurred in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Total Net Leverage Ratio) (other than the incurrence of Revolving Loans) (any such provision, a “Fixed Basket”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement in the same covenant that requires compliance with a financial ratio or test (including, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Total Net Leverage Ratio) (any such provision, a “Non-Fixed Basket”), it is understood and agreed that (i) the amount relying upon any Fixed Basket shall be disregarded in the calculation of the financial ratio or test applicable to any Non-Fixed Basket, but giving full pro forma effect to all applicable and related transactions, and (ii) thereafter, the incurrence of any amounts or entry into (or consummation of) any transactions relying on any Fixed Basket shall be calculated.

(iii) If any Lien, Indebtedness, Disqualified Stock, Disposition, Investment, Restricted Payment or other transaction, action, judgment or amount (any of the foregoing in concurrent transactions, a single transaction or a series of related transactions) is incurred, issued, taken or consummated in reliance on categories of baskets measured by reference to a percentage of Applicable EBITDA, and any Lien, Indebtedness, Disqualified Stock, Disposition, Investment, Restricted Payment or other transaction, action, judgment or amount (including in connection with refinancing thereof) would subsequently exceed the applicable percentage of Applicable EBITDA if calculated based on the Applicable EBITDA on a later date (including the date of any refinancing or re-classification), such percentage of Applicable EBITDA will not be deemed to be exceeded (so long as, in the case of refinancing any Indebtedness or Disqualified Stock (and any related Lien), the principal amount or the liquidation preference of such newly incurred or issued Indebtedness or Disqualified Stock does not exceed the maximum principal amount, liquidation preference or amount of Refinance Indebtedness in respect of the Indebtedness or Disqualified Stock being refinanced, extended, replaced, refunded, renewed or defeased).

(c) ~~(b)~~ When (x) calculating the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio or the Total Net Leverage Ratio, the amount or the availability of the Available Amount or any other test, basket or exception based on Applicable EBITDA or Consolidated Total Assets, (y) determining compliance with any provision of this Agreement or any other Loan Document that requires that any representations and warranties of the Company or any other Loan Party set forth herein or in any other Loan Document be true and correct as of a specified date or that no Default or Event of Default or has occurred, is continuing or would result therefrom or (z) determining satisfaction of any condition precedent (including any requirement set forth in the definition of the term “Permitted Acquisition”) to any action set forth herein or in any other Loan Document (except, in the case of this clause (z), with respect to determining the satisfaction of the conditions under Section 4.02 for the making of a Revolving Loan or any condition requiring the absence of a specific Default or Events of Default on the date of consummation of any Limited Condition Acquisition), in each case, solely in connection with the consummation of a Limited Condition Acquisition, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the Limited Condition Acquisition Agreement is entered into (the “LCA Test Date”) and if, on a pro forma basis after giving effect to such Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a) most recently ended prior to the LCA Test Date, the applicable Loan Party could have taken such action on the relevant LCA Test Date in compliance with such ratio, test or basket, provision or condition precedent, the applicable Loan Party shall be deemed to be in compliance with such ratio, test or basket, provision or condition precedent for all purposes. For the avoidance of doubt, if any such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in EBITDA or total assets of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries or the Person subject to such Limited Condition Acquisition) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant Limited Condition Acquisition is permitted hereunder. If the Company has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio, test or basket availability with respect to any other transaction on or following the relevant LCA Test Date and prior to the earlier of (i) the date on which such Limited Condition Acquisition is consummated, and (ii) the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio, test or basket shall be calculated on a pro forma basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated.

SECTION 1.07. Status of Obligations. In the event that any Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, such Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as (x) “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness and (y) “first lien obligations” or words of similar import under and in respect of any Applicable Intercreditor Agreement.

SECTION 1.08. Rounding. Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.09. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.10. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Borrowings or Letter of Credit extensions denominated in Alternative Currencies on each Revaluation Date. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Alternative Currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable.

(b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be.

SECTION 1.11. Amendment and Restatement.

(a) The parties to this Agreement agree that, on the Effective Date, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. Neither the execution, delivery and acceptance of this Agreement nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any liens or indebtedness or other obligations under the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement) or to pay, extinguish, release, satisfy or discharge (i) all or any part of the indebtedness or other obligations evidenced by the Existing Credit Agreement, (ii) the liability of any Person under the Existing Credit Agreement or the Loan Documents (as defined under the Existing Credit Agreement) executed and delivered in connection therewith, (iii) the liability of any Person with respect to the Existing Credit Agreement or any indebtedness or other obligations evidenced thereby, or (iv) any deeds of trust, mortgages, liens, security interests or contractual or legal rights securing all or any part of such indebtedness or other obligations. All Loans made, and Obligations incurred, under the Existing Credit Agreement which are outstanding on the Effective Date (and not terminated or otherwise repaid with the proceeds of any Loans made hereunder on the Effective Date) shall be re-evidenced as Loans and Obligations, respectively, under (and shall be governed by the terms of) this Agreement and the other Loan Documents.

(b) Without limiting the foregoing, upon the effectiveness of the amendment and restatement contemplated hereby on the Effective Date and except as otherwise expressly provided herein:

(i) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents;

(ii) the “Commitments” (as defined in the Existing Credit Agreement) shall continue as Revolving Commitments hereunder as set forth on the Commitment Schedule;

(iii) the “Revolving Loans” (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement, if any, shall continue as Revolving Loans hereunder;

(iv) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Revolving Exposure (as defined in and in effect under the Existing Credit Agreement) as are necessary in order that each Lender’s Credit Exposure hereunder reflects such Lender’s Applicable Percentage thereof on the Effective Date (and in no event exceeds each such Lender’s Term Loan Commitments or Revolving Commitments, as applicable, hereunder), and the Borrowers and each Lender that was a “Lender” under the Existing Credit Agreement (constituting the “Required Lenders” under and as defined therein) hereby agrees (with effect immediately prior to the Effective Date) that (x) such reallocation, sales and assignments shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions, without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived), (y) such reallocation shall satisfy the assignment provisions of Sections 9.02(d) and 9.04 of the Existing Credit Agreement and (z) in connection with such reallocation, sales, assignments or other relevant actions, the Borrowers shall pay all interest and fees outstanding under the Existing Credit Agreement and accrued to the date hereof to the Administrative Agent for the account of the Lenders party hereto, together with any losses, costs and expenses incurred by Lenders under Section 2.16 of the Existing Credit Agreement; and

(v) each of the signatories hereto that is also a party to the Existing Credit Agreement hereby consents to any of the actions described in this Section 1.11 and agrees that any and all required notices and required notice periods under the Existing Credit Agreement in connection with any of the actions described in this Section 1.11 (including, without limitation, any prepayments or commitment reductions or terminations) on the Effective Date are hereby waived and of no force and effect.

(c) Without limiting the foregoing, each Loan Party party hereto, as debtor, grantor, pledgor, guarantor, or another similar capacity in which such Loan Party grants liens or security interests in its properties or otherwise acts as a guarantor, joint or several obligor or other accommodation party, as the case may be, in each case under the “Loan Documents” as defined in the Existing Credit Agreement, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the “Loan Documents” as defined in the Existing Credit Agreement to which it is a party and (ii) to the extent such Loan Party granted liens on or security interests in any of its properties pursuant to any of the “Loan Documents” as defined in the Existing Credit Agreement, hereby ratifies and reaffirms such grant of security (and any filings with Governmental Authorities made in connection therewith) and confirms that such liens and security interests continue to secure the Obligations.

SECTION  1.12. Cashless Rollovers. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, any Lender may exchange, continue or rollover all or any portion of its Loans and Commitments under any Facility in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement or any other Loan Document, pursuant to a cashless settlement mechanism approved by the Borrower Representative, the Administrative Agent, and such Lender.

ARTICLE II

The Credits

SECTION 2.01. Commitments.

(a) Subject to the terms and conditions set forth herein, each Revolving Lender severally (and not jointly) agrees to make Revolving Loans in ~~dollars~~Dollars or Canadian ~~dollars~~Dollars or another Alternative Currency to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10(a)) in (i) the Dollar Equivalent of such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (ii) the Dollar Equivalent of the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

(b) Subject to the terms and conditions set forth herein, each Initial Term Lender severally (and not jointly) agrees to make an Initial Term Loan in dollars to the Company, on the Effective Date, in a principal amount not to exceed such Lender’s Initial Term Loan Commitment, by making immediately available funds available to the Administrative Agent’s designated account not later than the time specified by the Administrative Agent. Amounts prepaid or repaid in respect of Initial Term Loans may not be reborrowed.

Notwithstanding any provision to the contrary contained in this Agreement or in any other Loan Document, no Canadian Loan Party shall be obligated under this Agreement or any other Loan Document to repay, support or guaranty any of the U.S. Secured Obligations or any other obligations of any U.S. Loan Party under any Loan Document, and the proceeds of any payment made by a Canadian Loan Party hereunder shall be applied only to the repayment of the Canadian Secured Obligations and any other obligations of the Canadian Loan Parties hereunder or under any other Loan Document.

SECTION 2.02. Loans and Borrowings.

(a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class, Type and Agreed Currency made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. The Term Loans shall amortize as set forth in Section 2.11.

(b) Subject to Section 2.14, each Revolving Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or Term Benchmark Loans, each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Loans or Term Benchmark Loans, and each Term Loan Borrowing shall be denominated in dollars and shall be comprised entirely of ABR Loans or Term Benchmark Loans, in each case, as the Borrower Representative may request in accordance herewith. Each Swingline Loan shall be an ABR Loan denominated in dollars. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each ABR Borrowing or Canadian Prime Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Borrowing or a Canadian Prime Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class or, in the case of Revolving Loans, that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $50,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve (12) Term Benchmark Borrowings and RFR Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to such Class of Borrowings.

SECTION 2.03. Requests for Borrowings. To request a Borrowing (other than a Swingline Loan), the Borrower Representative shall notify the Administrative Agent of such request by submitting a Borrowing Request to the Administrative Agent through any Electronic System or the Approved Borrower Portal, if arrangements for doing so have been approved by the Administrative Agent, (a) in the case of a Term Benchmark Borrowing, not later than 10:00 a.m., Chicago time, three (3) Business Days before the date of the proposed Borrowing (or, in respect of any Term Benchmark Borrowing to be consummated (x) on the Effective Date, not later than 11:00 a.m., Chicago time, one (1) Business Day before the date of the proposed Borrowing or (y) with respect to the Take-Private Transaction, not later than 11:00 a.m., Chicago time, two (2) Business Days before the date of the proposed Borrowing) or (b) in the case of an ABR Borrowing or a Canadian Prime Rate Borrowing, not later than 10:00 a.m., Chicago time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing or a Canadian Prime Rate Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 9:00 a.m., Chicago time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower Representative; provided that, if such Borrowing Request is submitted through the Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each such Borrowing Request shall specify the following information in compliance with Section 2.01:

(i) the Class of the Borrowing and the Agreed Currency and aggregate principal amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing;

(ii) name of the applicable Borrower(s);

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing, a Canadian Prime Rate Borrowing or a Term Benchmark Borrowing; and

(v) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing if denominated in Dollars and a Canadian Prime Rate Borrowing if denominated in Canadian Dollars. If no election as to the currency of Borrowing is specified, then the requested Borrowing shall be denominated in Dollars. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower(s) shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Notwithstanding the foregoing, in no event shall any Borrower be permitted to request an RFR Loan denominated in Dollars (it being understood and agreed that Adjusted Daily Simple SOFR shall only apply to the extent provided in Sections 2.14(a) and 2.14(f)) or Canadian Dollars (prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA).

SECTION 2.04. Original Currency. To the fullest extent permitted by law, the obligation of each Borrower and each Guarantor in respect of any amount due in ~~dollars~~Dollars, Canadian ~~dollars~~Dollars or an Alternative Currency (the “relevant currency”) under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such Person receives such payment. If the amount of the relevant currency so purchased is less than the sum originally due to such Person in the relevant currency, the relevant Borrower or Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such loss, and if the amount of the specified currency so purchased exceeds the sum of (a) the amount originally due to the relevant Person in the specified currency plus (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Person under Section 2.18(d) hereof, such Person agrees to remit such excess to the applicable Borrower.

SECTION 2.05. Swingline Loans.

(a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Swingline Lender may agree, but shall have no obligation, to make Swingline Loans to the U.S. Borrowers, in dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Dollar Equivalent of the Swingline Lender’s Swingline Commitment, (ii) the Dollar Equivalent of any Lender’s Revolving Exposure exceeding its Revolving Commitment, or (iii) the Aggregate Revolving Exposures exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the U.S. Borrowers may borrow, prepay and reborrow Swingline Loans. To request a Swingline Loan, the Borrower Representative shall notify the Administrative Agent of such request through any Electronic System or the Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Administrative Agent, not later than 1:00 p.m., Chicago time, on the day of a proposed Swingline Loan. Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower Representative. The Swingline Lender shall make each Swingline Loan available to the U.S. Borrowers, to the extent the Swingline Lender elects to make such Swingline Loan by means of a credit to the Funding Account(s) (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank, and in the case of repayment of another Loan or fees or expenses as provided by Section 2.18(c), by remittance to the Administrative Agent to be distributed to the applicable Lenders) by 2:00 p.m., Chicago time, on the requested date of such Swingline Loan.

(b) The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 11:00 a.m., Chicago time, on a Business Day no later than 4:00 p.m., Chicago time on such Business Day and if received after 11:00 a.m., Chicago time, “on a Business Day” shall mean no later than 9:00 a.m. Chicago time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower Representative of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

(c) The Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.

(d) Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as Swingline Lender at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Revolving Lenders, in which case, the Swingline Lender shall be replaced in accordance with Section 2.05(c) above.

SECTION 2.06. Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower Representative, on behalf of a Borrower, may request the issuance of Letters of Credit denominated in Agreed Currencies as the applicant thereof for the support of the obligations of any Borrower or any Restricted Subsidiary thereof, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period; provided no Issuing Bank shall be under any obligation to issue a Letter of Credit that would result in more than a total of twenty (20) Letters of Credit outstanding. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person in violation of Sanctions, or in any Sanctioned Country, or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.

(b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or email as a PDF document (or transmit through any Electronic System or the Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit and whether such Letter of Credit is to be denominated in ~~dollars~~Dollars or Canadian ~~dollars~~Dollars or another Alternative Currency, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the applicable Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the Dollar Equivalent of the aggregate LC Exposure shall not exceed $25,000,000, (ii) no Revolving Lender’s Revolving Exposure (or the Dollar Equivalent thereof) shall exceed its Revolving Commitment and (iii) the Dollar Equivalent of the Aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments. Notwithstanding the foregoing or anything to the contrary contained herein, no Issuing Bank shall be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by such Person and its Affiliates would exceed such Issuing Bank’s Issuing Bank Sublimit. Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower Representative may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith. Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of this Agreement, and shall not affect the Issuing Bank Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) of this Section 2.06(b).

(c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-extension by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration thereof, including, without limitation, any automatic extension provision, one year after such extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date (or such later date as may be agreed by the Issuing Bank in its sole discretion; provided that any such Letter of Credit expiring after the date that is five (5) Business Days prior to the Revolving Credit Maturity Date shall be cash collateralized in accordance with Section 2.06(j) below). The Borrowers agree that if on the Revolving Credit Maturity Date any Letters of Credit remain outstanding the Borrowers shall then deliver to the Administrative Agent, without notice or demand, cash collateral (or in Administrative Agent and Issuing Bank’s sole discretion a backup standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank) in an amount equal to 103% of the aggregate amount of LC Exposure then outstanding in the manner set forth in Section 2.06(j) (which shall be held by the Administrative Agent pursuant to the terms herein).

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate Dollar Equivalent amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrowers on the date due, in each case, as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason, including after the Revolving Credit Maturity Date. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement (or, if acceptable to the Administrative Agent and the Issuing Bank, in Dollars in an amount equal to the Dollar Equivalent of such LC Disbursement calculated using the Exchange Rate on the date such LC Disbursement was made) not later than 11:00 a.m., Chicago time, on (i) the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., Chicago time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is received after 9:00 a.m., Chicago time, on the day of receipt; provided that (x) if such LC Disbursement is denominated in Dollars or Canadian ~~dollars~~Dollars, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan (in the case of any LC Disbursement denominated in Dollars or to the extent the Administrative Agent and the Issuing Bank have agreed to accept reimbursement of the applicable LC Disbursement in Dollars, as the case may be) or a Canadian Prime Rate Borrowing (in the case of any LC Disbursement denominated in Canadian ~~dollars~~Dollars), as applicable, in the Dollar Equivalent of the equivalent amount of such LC Disbursement or (y) if such LC

Disbursement is denominated in any other Agreed Currency, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be converted into an Equivalent Amount of an ABR Revolving Borrowing denominated in Dollars in an amount equal to the Dollar Equivalent of the equivalent amount of such Agreed Currency and, in each case, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan or Canadian Prime Rate Borrowing, as applicable. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof, and the Dollar Equivalent of such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank, as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans, a Swingline Loan or Canadian Prime Rate Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement. If any Borrower’s reimbursement of, or obligation to reimburse, any amounts in any Alternative Currency would subject the Administrative Agent, the Issuing Bank or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in Dollars, the Borrowers shall, at their option, either (x) pay the amount of any such tax requested by the Administrative Agent, the Issuing Bank or the relevant Lender or (y) reimburse each LC Disbursement made in such Alternative Currency in Dollars, in an amount equal to the Dollar Equivalent thereof, calculated using the applicable Exchange Rates, on the date such LC Disbursement is made, of such LC Disbursement.

(f) Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder or (v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Borrower or any Restricted Subsidiary or in the relevant currency markets generally. None of the Administrative Agent, the Revolving Lenders or the Issuing Bank, or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a nonappealable judgment of a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The Issuing Bank shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower Representative by telephone (confirmed by email or through any Electronic Systems) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full or a borrowing has been made for such reimbursement on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans or Canadian Prime Rate Loans, as applicable, and such interest shall be due and payable on the date when such reimbursement is due; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i) Replacement and Resignation of an Issuing Bank. (i) The Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit.

(ii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower Representative and the Revolving Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.06(i) above.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in the applicable currencies of the applicable Letters of Credit (or, if agreed by the Administrative Agent and the Issuing Bank, in Dollars) in cash equal to 103% of the Dollar Equivalent of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.01(h) or (i). The Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. In addition, and without limiting the foregoing or paragraph (c) of this Section, if any LC Exposure remains outstanding after the expiration date specified in said paragraph (c), the Borrowers shall immediately deposit into the LC Collateral Account an amount in the applicable currencies of the applicable Letters of Credit (or, if agreed by the Administrative Agent and the Issuing Bank, in Dollars) in cash equal to 103% of the Dollar Equivalent of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure), be applied to satisfy other Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three (3) Business Days after all such Events of Default have been cured or waived as confirmed in writing by the Administrative Agent.

(k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank (other than JPMorgan) shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which a Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement, and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(l) LC Exposure Determination. For all purposes of this Agreement, unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Revolving Lender shall remain in full force and effect until the Issuing Bank and the Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

(m) Letters of Credit Issued for Account of Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Restricted Subsidiary, or states that a Restricted Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Restricted Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of such Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Restricted Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Restricted Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.

(n) Existing Letters of Credit. By their execution of this Agreement, the parties hereto agree that on the Effective Date (without any further action by any Person), the Existing Letters of Credit shall be deemed to have been issued under this Agreement and the rights and obligations of the applicable Issuing Bank and the account party thereunder shall be subject to the terms hereof.

SECTION 2.07. Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by noon, Chicago time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that (i) the Initial Term

Loans shall be made as provided in Section 2.01(b) and (ii) Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrower Representative by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the Funding Account(s); provided, further, that ABR Revolving Loans, Swing Line Loans or Canadian Prime Rate Loans, as applicable, made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Revolving Loans, or in the case of Alternative Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided, that any interest received from the Borrowers by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent.

SECTION 2.08. Interest Elections.

(a) Each Borrowing initially shall be of the Type and Agreed Currency specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or by email as a PDF document) by submitting an Interest Election Request to the Administrative Agent through any Electronic System or the Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Administrative Agent, by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower Representative; provided that, if such Interest Election Request is submitted through the Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each such Interest Election Request shall be irrevocable.

Notwithstanding any contrary provision herein, this Section shall not be construed to permit any Borrower to (i) elect an Interest Period for Term Benchmark Loans that does not comply with Section 2.02(d), (ii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made, (iii) change the currency of a Borrowing or (iv) elect Adjusted Daily Simple SOFR (it being understood and agreed that Adjusted Daily Simple SOFR shall only apply to the extent provided in Sections 2.14(a) and 2.14(f)) or Adjusted Daily Simple CORRA prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA.

(c) Each Interest Election Request (including requests submitted through any Electronic System) shall specify the following information in compliance with Section 2.02:

(i) the name of the applicable Borrower and the Agreed Currency and principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing, a Canadian Prime Rate Borrowing or a Term Benchmark Borrowing; and

(iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Term Benchmark Borrowing having an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing and RFR Borrowing, in each case, denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto (in the case of a Term Benchmark Borrowing) or immediately (in the case of an RFR Borrowing) and (B) each Term Benchmark Borrowing and RFR Borrowing, in each case, denominated in Canadian Dollars shall be converted to a Canadian Prime Rate Borrowing at the end of the Interest Period applicable thereto (in the case of a Term Benchmark Borrowing) or immediately (in the case of an RFR Borrowing).

SECTION 2.09. Termination and Reduction of Commitments; Increase in Revolving Commitments; Incremental Term Loans.

(a) Unless previously terminated, (i) the Initial Term Loan Commitments shall terminate upon the earlier of the funding of the Initial Term Loans (immediately after giving effect to such funding) or at 5:00 p.m., Chicago time, on the Effective Date and (ii) all the Revolving Commitments shall terminate on the Revolving Credit Maturity Date.

(b) The Borrowers may at any time terminate the Revolving Commitments upon the Payment in Full of the Secured Obligations.

(c) The Borrowers may from time to time reduce the Revolving Commitments; provided that (i) each reduction of such Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, (A) any Lender’s Revolving Exposure would exceed such Lender’s Revolving Commitment or (B) the Dollar Equivalent of the Aggregate Revolving Exposure would exceed the aggregate Revolving Commitments.

(d) The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) or (c) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Commitments of the applicable Class.

(e) The Borrowers shall have the right to increase the Revolving Commitments or enter into one or more tranches of term loans or increase the principal amount of any such tranche of term loans (each an “Incremental Term Loan”) by obtaining additional Revolving Commitments or commitments to make such Incremental Term Loans, either from one or more of the Lenders or another lending institution (other than any Ineligible Institution), provided that (i) any such request for an increase or tranche shall be in a minimum amount of $5,000,000, (ii) after giving effect thereto, the sum of the total of the additional Revolving Commitments and Incremental Term Loans incurred after the Effective Date does not exceed (A) (I) the greater of (x) $500,000,000~~,~~ and (y) 100% of Applicable EBITDA minus (II) the amount of additional Revolving Commitments and Incremental Term Loans previously incurred in reliance on clause (A)(I), plus (B) voluntary prepayments, redemptions or repurchases of any Term Loans (including purchases of Term Loans by a Borrower or any Subsidiary of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) at or below par), plus (C) voluntary prepayments of Revolving Loans (to the extent accompanied by a permanent commitment reduction in respect of Revolving Commitments) plus (D) an unlimited amount so long as, after giving pro forma effect thereto (assuming that any such additional Revolving Credit Commitments are drawn in full) and after giving effect to any Permitted Acquisition consummated in connection therewith and all other appropriate pro forma adjustments (but excluding the cash proceeds of any such Incremental Term Loans or additional Revolving Credit Commitments), the First Lien Net Leverage Ratio shall not exceed 3.50 to 1.00; provided, for the avoidance of doubt, that Incremental Term Loans and additional Revolving Commitments or commitments to make Incremental Term Loans may be incurred pursuant to this clause (D) prior to utilization of the amount set forth in clause (A) above; provided further that, with respect to any commitments to make Incremental Term Loans incurred in the form of delayed draw term loan commitments, for the purposes of calculating the amounts set forth in this clause (D) and for calculating any Non-Fixed Basket or other incurrence test hereunder, such commitments shall be deemed fully drawn on the date of such incurrence (provided that such commitments shall not be deemed drawn for purposes of determining compliance with any of the financial covenants set forth in Section 6.12 until such time as such delayed draw term loan commitments are actually funded (and, in such case, only to the extent of such funding)), (iii) the Administrative Agent and, only in the case of any increase in the Revolving Commitments, the Swingline Lender and the Issuing Bank, have approved the identity of any such new Lender, such approvals not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, (v) the procedure described in Section 2.09(f) have been satisfied and (vi) any Affiliate Lender providing any portion of an Incremental Term Loan shall be required to first comply with Section 9.04(f). Nothing contained in this Section 2.09 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment or participate in any tranche of Incremental Term Loans hereunder at any time.

(f) As a condition precedent to such an increase of the Revolving Commitments or tranche of Incremental Term Loans, the Borrowers shall deliver to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (provided, that in the event any Incremental Term Loans are intended to be applied to finance a Limited Condition Acquisition, such certificate may be delivered on the ~~LCT~~LCA Test Date concurrently with the effectiveness if the Limited Condition Acquisition Agreement and include the Company’s election that such Acquisition is intended to be a Limited Condition Acquisition) (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase or tranche, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such increase or tranche, (1) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of such earlier date; provided, solely with respect to an Incremental Term Loan the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Incremental Term Loan may agree that the condition set forth in this clause (1) shall instead be that (x) such representations and warranties shall be true and correct as set forth above on the LCA Test Date and (y) the Specified Representations and Specified LCA Representations shall be true and correct at the time of the funding of such Incremental Term Loan, and (2) no Default or Event of Default exists; provided, solely with respect to an Incremental Term Loan the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Incremental Term Loan may agree to a “funds certain provision” that does not impose as a condition to funding thereof that no Default or Event of Default exists at the time such Limited Condition Acquisition is consummated, in which event, the condition set forth in this clause (2) shall instead be that (x) no Default or Event of Default shall exist on the LCA Test Date and (y) no Event of Default under Section 7.01(a), (b), (h) or (i) shall exist at the time of the funding of such Incremental Term Loan and (3) the Company (or, after the consummation of the Take-Private Transaction, HoldCo) is in compliance (on a pro forma basis, giving effect to the entire amount of such increase or tranche as if such increase is fully drawn or such tranche is fully funded, as the case may be) with the covenants contained in Section 6.12 (including any applicable Total Net Leverage Ratio Adjustment) and (ii) legal opinions and documents consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent.

(g) On the effective date of any such increase of the Revolving Commitments, (i) any Lender increasing (or, in the case of any newly added Lender, extending) its Revolving Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Revolving Lenders, as being required in order to cause, after giving effect to such increase (or addition) and the use of such amounts to make payments to such other Lenders, each Revolving Lender’s portion of the outstanding Revolving Loans of all the Revolving Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans, and the Administrative Agent shall make such other adjustments among the Revolving Lenders with respect to the Revolving Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any such increase in the Revolving Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified by the Borrower Representative to the Administrative Agent, which may be in the form of a notice delivered by the Borrower Representative in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term Benchmark Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. The Lenders providing the applicable tranche of Incremental Term Loans shall make available to the Administrative Agent such amounts in immediately available funds at such time as agreed among the Borrowers, the Lenders providing such tranche and the Administrative Agent. The Incremental Term Loans (x) shall rank pari passu in right of payment and Liens with the Revolving Loans and the Initial Term Loans, (y) other than Indebtedness incurred pursuant to the Inside Maturity Basket, shall not mature earlier than the latest Maturity Date in effect at such time (but may have amortization prior to such date so long as the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the Initial Term Loans outstanding at such time) and (z) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and the Initial Term Loans; provided that (A) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the latest Maturity Date in effect at such time may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after such latest Maturity Date (other than with respect to the inclusion of a Previously Absent Financial Maintenance Covenant (so long as (x) to the extent that any such terms of any Incremental Term Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable latest Maturity Date of each existing Class of Term Loans, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each existing Class of Term Loans and (y) to the extent that any such terms of any additional Revolving Commitments contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable latest Maturity Date of the Revolving Commitments immediately prior to the effectiveness of the additional Revolving Commitments, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each existing Class of Revolving Commitments)) and (B) the Incremental Term Loans may be priced differently than the Revolving Loans and the Initial Term Loans; provided that in the event that the All-In Yield applicable to any Incremental Term Loans incurred on or before the first anniversary of the First Amendment Date exceeds the All-In Yield of the Initial Term Loans or any other then existing Incremental Term Loans by more than 50 basis points, then the Applicable Rates for the Revolving Loans, Initial Term Loans or such other Incremental Term Loans, as applicable, shall be increased to the extent necessary so that the All-In Yield for the Revolving Loans, Initial Term Loans or such other existing Incremental Term Loans, as applicable, is equal to the All-In Yield for such Incremental Term Facility minus 50 basis points (this proviso, the “MFN Provision”). Notwithstanding the foregoing, the terms of any incremental Revolving Commitments (and the Revolving Loans made pursuant thereto) or of any Incremental Term Loans that are increasing an existing Class of Term Loans shall be identical to those applicable to the existing Revolving Commitments (and Revolving Loans) or Term Loans, as applicable, and all such incremental and existing Revolving Commitments (and Revolving Loans) or Term Loans, as applicable, shall constitute a single Class.

(h) Subject to the foregoing conditions, any Incremental Term Loans or increase in the Revolving Commitments may be made hereunder pursuant to an amendment or restatement (an “Incremental Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender participating in such tranche or increase and the Administrative Agent. The Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.09 and reflect the applicable Incremental Term Loans and increase in the Revolving Commitments. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase or addition and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement.

(i) In connection with any increase of the Revolving Commitments or Incremental Term Loans pursuant to this Section 2.09, any new lending institution becoming a party hereto shall (i) execute such documents and agreements as the Administrative Agent may reasonably request and (ii) provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act.

SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt.

(a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan in the currency thereof on the Revolving Credit Maturity Date, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan in dollars on the earlier of the Revolving Credit Maturity Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Loan is made, the Borrowers shall repay all Swingline Loans then outstanding and the proceeds of any such Revolving Loan shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.

(b) On the last day of each March, June, September and December (commencing with March 31, 2026), the Borrowers hereby unconditionally promise to pay in dollars to the Administrative Agent, for the account of each Initial Term Lender, an aggregate principal amount equal to $8,750,000 on each such date (as adjusted from time to time pursuant to Section 2.11(e) or 2.18(b)); provided that, if any such date is not a Business Day, then payment shall be due and payable on the Business Day immediately succeeding such date. To the extent not previously paid, all unpaid Initial Term Loans shall be paid in full in cash in dollars by the Borrowers on the Initial Term Loan Maturity Date.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and Type thereof and the Interest Period applicable thereto, if any, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e) Prior to any repayment of any Term Loan Borrowings under this Section, the Borrowers shall select the Borrowing or Borrowings of the Term Loans to be repaid and shall notify the Administrative Agent by fax or through any Electronic System of such selection not later than noon, Chicago time, three (3) Business Days before the scheduled date of such repayment. Each repayment of a Term Loan Borrowing shall be applied ratably to the Loans included in the repaid Term Loan Borrowing.

(f) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(g) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form.

SECTION 2.11. Prepayment of Loans.

(a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty, subject to prior notice in accordance with paragraph (d) of this Section and, if applicable, payment of any break funding expenses under Section 2.16.

(b) In the event and on such occasion that the Dollar Equivalent of the Aggregate Revolving Exposure exceeds the aggregate Revolving Commitments, the Borrowers shall prepay the Revolving Loans, LC Exposure and/or Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess, in accordance with Section 2.06(j)) in an aggregate principal amount sufficient to cause the Dollar Equivalent of the aggregate principal amount of all Revolving Exposures to be less than or equal to the aggregate Revolving Commitments; provided that if the Dollar Equivalent of the Aggregate Revolving Exposure exceeds the aggregate Revolving Commitments solely due to currency fluctuations, no prepayment shall be required until the Aggregate Revolving Exposure exceeds 102% of the aggregate Revolving Commitments; provided that the Aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments for more than two (2) consecutive Business Days.

(c) (i) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any Restricted Subsidiary in respect of any Prepayment Event of the type described in clause (a) or (b) of the term “Prepayment Event”, the Borrowers shall, within three (3) Business Days (in the case of any event described in clause (a) of the definition of the term “Prepayment Event”) or one (1) Business Day (in the case of any event described in clause (b) of the definition of the term “Prepayment Event”) after such Net Proceeds are received by any Loan Party or Restricted Subsidiary, prepay the Term Loans as set forth in Section 2.11(e) below in an aggregate amount equal to 100% of such Net Proceeds; provided that, notwithstanding the foregoing, in the case of any event described in clause (a) of the definition of the term “Prepayment Event” and the Net Proceeds in respect thereof:

~~(i)~~ (x) the Borrowers shall not be obligated to make any such prepayment required by this Section 2.11(c) pursuant to clause (a) of the definition of the term Prepayment Event during any fiscal year of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) unless and until the aggregate amount of Net Proceeds from all such Prepayment Events described in clause (a) of the definition of the term Prepayment Event during such fiscal year exceeds $20,000,000 (with respect to any fiscal year of the Company~~,~~ (or, after the consummation of the Take-Private Transaction, HoldCo), the “Asset Sale Prepayment Trigger”), at which time all such Net Proceeds from any Prepayment Event described in clause (a) of the definition of the term Prepayment Event for such fiscal year (excluding amounts below the Asset Sale Prepayment Trigger for such fiscal year) shall be applied in accordance with Section 2.11(e); and

~~(ii)~~ (y) at the option of the Company by written notice to the Administrative Agent, the Borrowers and their Restricted Subsidiaries may reinvest all or any portion of ~~such~~ Net Proceeds resulting from any event described in clause (a) or clause (b) of the term Prepayment Event in assets useful for its or any Restricted Subsidiary’s business (x) within twelve (12) months following receipt of such Net Proceeds or (y) if any Borrower or a Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Proceeds within twelve (12) months following receipt thereof, within one hundred and eighty (180) days after such initial twelve (12) month-period (the foregoing period being referred to as a “Reinvestment Period”); provided, that if any Net Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Proceeds shall be applied to the prepayment of the Term Loans as set forth herein within five (5) Business Days after the earlier of (I) the end of the applicable Reinvestment Period and (II) such time that the Company reasonably determines that such Net Proceeds are no longer intended to be or cannot be so reinvested.

(ii) In the event that all or any portion of the purchase price consideration for the Take-Private Transaction is funded with proceeds of the Sponsor Equity Injection and/or High Yield Notes (but not with any Loans), the Borrowers shall, on the date of the consummation of the Take-Private Transaction, prepay the Term Loans as set forth in Section 2.11(e) below in an aggregate amount equal to 100% of the amount by which the Net Proceeds of the Sponsor Equity Injection and High Yield Notes exceeds the purchase price of the Take-Private Transaction under the Take-Private Transaction Merger Agreement; provided that:

(x) if the Borrowers have made a prepayment of Term Loans pursuant to this clause (ii) in an amount of at least $195,000,000 and the Sponsor Equity Injection is in excess of $125,000,000 and/or High Yield Notes have been issued in an aggregate principal amount in excess of $450,000,000, at the option of the Company by written notice to the Administrative Agent, the Company may reduce the amount of the prepayment required pursuant to this clause (ii) by a specified amount of any such excess Net Proceeds that are being reserved to consummate Permitted Acquisitions that the Company reasonably anticipates will occur within three (3) months following the date of the Sponsor Equity Injection or High Yield Note issuance, as applicable; provided, that if any such reserved Net Proceeds are no longer intended to be or cannot be so applied, or have not been so applied, within such three-month period, an amount equal to any such Net Proceeds shall be applied to the prepayment of the Term Loans as set forth herein within three (3) Business Days after the earlier of (I) the end of the applicable three-month period and (II) such time that the Company reasonably determines that such Net Proceeds are no longer intended to be or cannot be so applied; and

(y) if the amount of the prepayment made pursuant to this clause (ii) is less than $195,000,000, then, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any Restricted Subsidiary in respect of any Prepayment Event of the type described in clauses (c) of the term “Prepayment Event”, the Borrowers shall, within three (3) Business Days after such Net Proceeds are received, prepay the Term Loans as set forth in Section 2.11(e) below in an aggregate amount equal to 100% of such Net Proceeds until the aggregate amount of prepayments made pursuant to this clause (ii) equals at least $195,000,000.

(iii) In the event that all or any portion of the purchase price consideration for the Take-Private Transaction is funded with proceeds of Revolving Loans, then in the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any Restricted Subsidiary in respect of any Prepayment Event of the type described in clause (c) of the term “Prepayment Event”, the Borrowers shall, within three (3) Business Days after any such Net Proceeds are received, prepay the Term Loans as set forth in Section 2.11(e) below in an aggregate amount equal to 100% of such Net Proceeds until the aggregate amount of prepayments made pursuant to this clause (iii) equals (x) $195,000,000 plus (y) 100% of the amount of the Net Proceeds of any High Yield Notes plus (z) the amount of Revolving Loans borrowed hereunder to fund the Take-Private Transaction and the Take-Private Transaction Transaction Expenses; provided that, if the Borrowers have made a prepayment of Term Loans pursuant to this clause (iii) in an amount of at least $195,000,000 and the Sponsor Equity Injection is equal to or in excess of $125,000,000 and/or High Yield Notes have been issued in an aggregate principal amount equal to or in excess of $450,000,000, at the option of the Company by written notice to the Administrative Agent, the Company may reduce the amount of the prepayment required pursuant to this clause (iii) by a specified amount of such excess Net Proceeds that are being reserved to consummate Permitted Acquisitions that the Company reasonably anticipates will occur within three (3) months following the date of the Sponsor Equity Injection or High Yield Note issuance, as applicable; provided, that if any such reserved Net Proceeds are no longer intended to be or cannot be so applied, or have not been so applied, within such three-month period, an amount equal to any such Net Proceeds shall be applied to the prepayment of the Term Loans as set forth herein within three (3) Business Days after the earlier of (I) the end of the applicable three-month period and (II) such time that the Company reasonably determines that such Net Proceeds are no longer intended to be or cannot be so applied.

(d) The Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by email) or through any Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment under this Section: (i) in the case of prepayment of a Term Benchmark Borrowing, not later than noon, Chicago time, three (3) Business Days before the date of prepayment, (ii) in the case of an RFR Borrowing, not later than noon, Chicago time, five (5) Business Days before the date of prepayment, (iii) in the case of prepayment of an ABR Borrowing (other than a Swingline Loan) or a Canadian Prime Rate Borrowing, not later than noon, Chicago time, one (1) Business Day before the date of prepayment or (iv) in the case of prepayment of a Swingline Loan, not later than noon, Chicago time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type and Class as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing of any Class shall be applied ratably to the Loans of such Class included in the prepaid Borrowing; provided that each mandatory prepayment of a Term Loan Borrowing shall be applied in accordance with Section 2.11(e). Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16.

(e) All prepayments required to be made pursuant to Section 2.11(c) shall be applied to prepay the Term Loans (i) ratably across all Classes of Term Loans and (ii) within each such Class, first, to accrued and unpaid interest in respect thereof and, second, ~~ratably to the first four scheduled repayments of such Class of Term Loans and then ratably~~ to the remaining scheduled repayments of such Class of Term Loans (including, for the avoidance of doubt, each repayment to be made on the Maturity Date of the applicable Term Loans) to be made pursuant to Section 2.10 in direct order of maturity.

(f) Notwithstanding any other provisions of this Section 2.11, (i) to the extent that any or all of the Net Proceeds of any Prepayment Event by a Foreign Subsidiary giving rise to a prepayment pursuant to Section 2.11(c) above (a “Foreign Prepayment Event”) are prohibited or delayed by any law (including financial assistance, corporate benefit, restrictions on upstreaming of cash, and the fiduciary and statutory duties of directors) applicable to such Foreign Subsidiary from being repatriated to any Loan Party, an amount equal to the portion of such Net Proceeds so affected will not be required to be applied to repay the Obligations at the times provided in Sections 2.11(c) and 2.11(e) above, but only so long as the applicable law will not permit repatriation to any Loan Party (the Loan Parties hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions (as determined in the Company’s reasonable business judgment) that are reasonably required by the applicable law to permit such repatriation to a Loan Party), and once a repatriation of any of such affected Net Proceeds is permitted in such year under the applicable law, an amount equal to such Net Proceeds will be promptly (and in any event not later than three (3) Business Days after such repatriation is permitted) applied (net of any taxes (including withholding taxes), costs or expenses that would be payable or reserved against if such amounts were actually repatriated whether or not they are repatriated) pursuant to Sections 2.11(c) and 2.11(e) above, and (ii) to the extent that the Company has determined in good faith that any of or all the repatriation of Net Proceeds of any Foreign Prepayment Event could have adverse tax consequences to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or its Subsidiaries or any direct or indirect parent thereof with respect to such Net Proceeds, which, for the avoidance of doubt, includes but is not limited to any prepayment whereby doing so the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and/or its Subsidiaries would incur a tax liability including a tax dividend, deemed dividend pursuant to Section 956 of the Code or a withholding tax, an amount equal to the Net Proceeds so affected may be retained by the applicable Restricted Subsidiary until such time as it may repatriate such amount without incurring such adverse tax consequences (at which time an amount equal to such Net Proceeds shall be promptly applied to repay the Term Loans in accordance with this Section 2.11). For the avoidance of doubt, so long as an amount equal to the amount of the Net Proceeds required to be applied in accordance with Sections 2.11(c) and 2.11(e) above is applied by the Borrowers, nothing in this Agreement shall be construed to require any Foreign Subsidiary to repatriate cash. The non-application of any prepayment amounts as a consequence of this clause (f) will not, for the avoidance of doubt, constitute a Default or Event of Default, and such amounts shall be available for working capital purposes or other general corporate purposes of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries as long as not required to be prepaid in accordance with the foregoing provisions of this clause (f).

(g) Any Term Lender may elect (in its sole discretion) to decline all (but not less than all) of its Applicable Percentage or other applicable share provided for under this Agreement of the prepayment (such amounts so declined, the “Declined Amounts”) of any mandatory prepayment by giving notice of such election in writing (each, a “Rejection Notice”) to the Administrative Agent by 12:00 p.m. (New York City time), one (1) Business Day prior to the date on which such payment is due. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed to constitute an acceptance of such Lender’s Applicable Percentage or other applicable share provided for under this Agreement of the total amount of such mandatory prepayment of Term Loans. Upon receipt by the Administrative Agent, of such Rejection Notice, the Administrative Agent shall immediately notify the Borrowers of such election. The aggregate amount of the Declined Amounts shall be retained by the Borrowers and their Restricted Subsidiaries and/or applied by a Borrower or any of its Restricted Subsidiaries in any manner not inconsistent with the terms of this Agreement (such Declined Amounts retained and/or applied by the Borrowers and their Restricted Subsidiaries, the “Borrower Retained Prepayment Amounts”).

SECTION 2.12. Fees.

(a) The Borrowers agree to pay to the Administrative Agent a commitment fee for the account of each Revolving Lender, which shall accrue at the Applicable Rate on the daily amount of the undrawn portion of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate; it being understood that the LC Exposure of a Lender shall be included and the Swingline Exposure of a Lender shall be excluded in the drawn portion of the Revolving Commitment of such Lender for purposes of calculating the commitment fee. Accrued commitment fees shall be payable in arrears on the fifteenth (15th) day following the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) The Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Loans, as applicable, on the daily Dollar Equivalent of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, for its own account, which shall accrue at the rate or rates per annum separately agreed upon between the Borrowers and the Issuing Bank on the daily Dollar Equivalent amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

(d) The Borrowers agree to pay to the Administrative Agent for the ratable account of each Revolving Lender a duration fee which shall accrue at the rate of 0.50% per annum (the “Duration Fee Rate”) on the aggregate amount of Revolving Loans funded pursuant to Section 4.03 during the Certain Funds Period (without regard to any subsequent repayment thereof) to fund a portion of the purchase price for the Take-Private Transaction during the period (i) in the event that the High Yield Notes are not Fully Funded and the Take-Private Mandatory Prepayment Requirements have not been fully satisfied at the Effective Time, from and including the Effective Time to and including the 90th day after the Effective Time, (ii) in the event that the High Yield Notes are not Fully Funded and the Take-Private Mandatory Prepayment Requirements have not been fully satisfied on the 91st day after the Effective Time, from and including the 91st day after the Effective Time to and including the 180th day after the Effective Time, and (iii) in the event that the High Yield Notes are not Fully Funded and the Take-Private Mandatory Prepayment Requirements have not been fully satisfied on the 181st day after the Effective Time, from and including the 181st day after the Effective Time to and including the 270th day after the Effective Time. Accrued duration fees shall be payable in arrears on the fifteenth (15th) day following the last day of March, June, September and December, commencing on the first such date to occur after the 90th day after the Effective Time. All duration fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(e) ~~(d)~~ All fees payable hereunder shall be paid on the dates due, in dollars in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest.

(a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate, and the Loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.

(b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate or Adjusted Term CORRA Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR or Adjusted Daily Simple CORRA, as applicable, plus the Applicable Rate.

(d) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender directly affected thereby” for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% per annum plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section, (ii) the fees payable pursuant to Section 2.12(b) shall be increased by 2% per annum or (iii) in the case of any other overdue amount outstanding hereunder, such amount shall accrue at 2% per annum plus the rate applicable to such fee or other obligation as provided hereunder.

(e) Accrued interest on each Loan shall be payable in arrears, in the same Agreed Currency as the applicable Loan, on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or a Canadian Prime Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate, Term CORRA, Daily Simple CORRA and the Canadian Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Daily Simple SOFR, Daily Simple SOFR, Canadian Prime Rate, Adjusted Term CORRA Rate, Term CORRA, Adjusted Daily Simple CORRA and Daily Simple CORRA shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(g) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of 360 days or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

(h) If any provision of this Agreement or of any of the other Loan Documents would obligate any Loan Party to make any payment of interest or other amount payable to the Lenders in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Lenders of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lenders of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to the Lenders under this Section 2.13, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Lenders which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the Lenders shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), the Loan Parties shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from the Lenders in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by the Lenders to the Borrowers. Any amount or rate of interest referred to in this Section 2.13(g) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Effective Date to the Maturity Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination.

SECTION 2.14. Alternate Rate of Interest; Illegality.

(a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate or the Adjusted Term CORRA Rate, as applicable (including, without limitation, because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR, Adjusted Daily Simple CORRA, Daily Simple SOFR or Daily Simple CORRA for an RFR Loan; or

(ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing that the Adjusted Term SOFR Rate, the Term SOFR Rate or the Adjusted Term CORRA Rate, as applicable, for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple SOFR or Adjusted Daily Simple CORRA for an RFR Loan will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through any Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, and (y) the Borrower Representative delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (I) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for an RFR Borrowing (so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above) or an ABR Borrowing (if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above) and (II) for Loans denominated in Canadian ~~dollars~~Dollars, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for a Canadian Prime Rate Borrowing. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower Representative delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan denominated in Dollars shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an RFR Borrowing (so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above) or an ABR Loan (if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above), on such day, (2) any RFR Loan denominated in Dollars shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan, (3) any Term Benchmark Loan denominated in Canadian Dollars shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, a Canadian Prime Rate Loan and (4) any RFR Loan denominated in Canadian Dollars shall on and from such day be converted by the Administrative Agent to, and shall constitute, a Canadian Prime Rate Loan.

(b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to Dollars and/or Canadian Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Chicago time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class.

(c) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Canadian Dollars, if a Term CORRA Reelection Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c)(ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower Representative a Term CORRA Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term CORRA Notice after the occurrence of a Term CORRA Reelection Event and may do so in its sole discretion.

(d) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(e) and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

(e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate or Term CORRA) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period for any Benchmark, the Borrower Representative may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued, as applicable, during any Benchmark Unavailability Period for such Benchmark and, failing that, either (i) the Borrower Representative will be deemed to have converted any such request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to an RFR Borrowing (so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event) or an ABR Borrowing (if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event) or (ii) the Borrower Representative will be deemed to have converted any such request for a Term Benchmark Borrowing denominated in Canadian Dollars into a request for a Borrowing of or a conversion to a Canadian Prime Rate Borrowing. During any Benchmark Unavailability Period for any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, (x) in the case of any Benchmark for Dollars, the component of ABR based upon such then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR and (y) in the case of any Benchmark for Canadian Dollars, the component of the Canadian Prime Rate based upon such then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Canadian Prime Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan then until such time as a Benchmark Replacement therefor is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan denominated in Dollars shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an RFR Borrowing (so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event) or an ABR Loan (if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event), on such day, (2) any RFR Loan denominated in Dollars shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan, (3) any Term

Benchmark Loan denominated in Canadian Dollars shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, a Canadian Prime Rate Loan and (4) any RFR Loan denominated in Canadian Dollars shall on and from such day be converted by the Administrative Agent to, and shall constitute, a Canadian Prime Rate Loan.~~.~~

SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank (except any reserve requirement reflected in the Adjusted Term CORRA Rate); or

(ii) impose on any Lender or the Issuing Bank or the applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16. Break Funding Payments.

(a) In the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d), or (v) the failure by any Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event.

(b) With respect to any term RFR Loan, in the event of (i) the payment of any principal of such RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay such RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (iii) the assignment of such RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event.

(c) A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.17. Withholding of Taxes; Gross-Up.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall, jointly and severally, indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations).

(i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Setoffs.

(a) Except with respect to principal of and interest on Loans denominated in an Alternative Currency, the Borrowers shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) in Dollars prior to 2:00 p.m., Chicago time, on the date when due or the date fixed for any prepayment hereunder and all payments with respect to principal and interest on Loans denominated in an Alternative Currency shall be made in such Alternative Currency not later than the Applicable Time specified by the Administrative Agent on the dates specified herein, in each case, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its applicable office or offices as described in the Administrative Questionnaire provided by the Administrative Agent to the Borrowers from time to time, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any law from making any required payment hereunder in an Alternative Currency, the Borrowers shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount.

(b) All payments and any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent, the Swingline Lender and the Issuing Bank from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and unreimbursed LC Disbursements, to pay an amount to the Administrative Agent equal to one hundred three percent (103%) of the aggregate LC Exposure in the manner set forth in Section 2.06(j), to be held as cash collateral for such Obligations and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, ratably, and fifth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender from the Borrowers or any other Loan Party. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Term Benchmark Loan of a Class, except (i) on the expiration date of the Interest Period applicable thereto, or (ii) in the event, and only to the extent, that there are no outstanding ABR Loans or Canadian Prime Rate Loans of the same Class and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause fifth if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c) [Reserved.]

(d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements and Swingline Loans to any assignee or participant, other than to the Borrowers or any Restricted Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank pursuant to the terms hereof or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower Representative to the Administrative Agent pursuant to Section 2.11(c)), notice from the Borrower Representative that the Borrowers will not make such payment or prepayment, the

Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

(f) The Administrative Agent may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender) pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee (other than any Ineligible Institution) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) (provided that any Affiliate Lender assuming any such interests, rights or obligations shall be required to first comply with Section 9.04(f)); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.20. Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the Unfunded Commitments of such Defaulting Lender pursuant to Section 2.12(a);

(b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders of the applicable Class or Classes on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure and Swingline Loans are held by the Lenders of the applicable Class or Classes pro rata in accordance with the applicable Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

(c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Unfunded Commitments and Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby;

(d) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than, in the case of a Defaulting Lender that is the Swingline Lender, the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Exposure to exceed its Revolving Commitment;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Bank, the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(e) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and such Defaulting Lender’s then outstanding LC Exposure will be 103% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(d), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that each of the Administrative Agent, the Borrowers, the Swingline Lender and the Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

SECTION 2.21. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement.

SECTION 2.22. Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Restricted Subsidiary of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Restricted Subsidiary thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed. For the avoidance of doubt, so long as JPMorgan or its Affiliate is the Administrative Agent, neither JPMorgan nor any of its Affiliates providing Banking Services for, or having Swap Agreements with, any Loan Party or any Restricted Subsidiary of a Loan Party shall be required to provide any notice described in this Section 2.22 in respect of such Banking Services or Swap Agreements.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each Loan Party and each Restricted Subsidiary is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, for filings necessary to perfect Liens created pursuant to the Loan Documents and as could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to any Loan Party or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or the assets of any Loan Party or any Restricted Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Restricted Subsidiary, in each case for this clause (c), except to the extent any such violation or default could not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of, or other requirement to create, any Lien on any asset material to the operation of the business of any Loan Party or any Restricted Subsidiary, taken as a whole, except Liens created pursuant to the Loan Documents.

SECTION 3.04. Financial Condition; No Material Adverse Change.

(a) The Borrower Representative has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2024, reported on by Grant Thornton, LLP, independent public accountants and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2025, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2024.

SECTION 3.05. Properties, etc.

(a) As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists, except, in each case, where such invalidity, unenforceability, ineffectiveness or default, as applicable, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each of the Loan Parties and each Restricted Subsidiary has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property, free of all Liens other than those permitted by Section 6.02 and minor defects of title that do not interfere with its business as currently conducted or the ability to utilize such properties for their intended purposes.

(b) Each Loan Party and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, except for such trademarks, tradenames, copyrights, patents and other intellectual property the loss of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. A correct and complete list of the registered trademarks, patents and copyrights, as of the date of this Agreement, that are owned by any Loan Party is set forth on Schedule 3.05, and the use thereof by each Loan Party and each Restricted Subsidiary does not infringe in any material respect upon the rights of any other Person, and each Loan Party’s and each Restricted Subsidiary’s rights thereto are not subject to any licensing agreement or similar arrangement.

SECTION 3.06. Litigation and Environmental Matters.

(a) Except for the Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Restricted Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions.

(b) (i) Except for the Disclosed Matters, no Loan Party or any Restricted Subsidiary has received written notice of any claim with respect to any material Environmental Liability and (ii) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Restricted Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, or (C) has received notice of any claim with respect to any Environmental Liability.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Restricted Subsidiary is in compliance with (i) all Requirement of Law applicable to it or its property and (ii) all indentures, agreements and other instruments binding upon it or its property. No Default has occurred and is continuing.

SECTION 3.08. Investment Company Status. No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each Loan Party and each Restricted Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect. No tax liens have been filed and no claims are being asserted with respect to any such taxes, except such tax liens or claims that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan.

(b) As of the Effective Date, none of the Canadian Pension Plans are Canadian Defined Benefit Pension Plans. Schedule 3.10(b) lists all Canadian Pension Plans. Except as could not reasonably be expected to have a Material Adverse Effect: (i) the Canadian Pension Plans are duly registered under the ITA and all other laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status, (ii) the Canadian Pension Plans have been administered and invested in compliance with their terms and requirements of law and there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans, (iii) there are no outstanding disputes concerning the assets of the Canadian Pension Plans, (iv) no promises of benefit improvements under the Canadian Pension Plans (other than a Canadian Defined Benefit Plan) have been made and there are no taxes, penalties or interest owing in respect of any Canadian Pension Plan, and (v) all payments, contributions required to be made by any Loan Party to or in respect of any Canadian Pension Plan have been made on a timely basis in accordance with the current terms of such plans and all requirements of law.

SECTION 3.11. Disclosure. (a) As of the date hereof, the Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Restricted Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information (taken as a whole) furnished by or on behalf of any Loan Party or any Restricted Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading (after giving effect to all supplements and updates from time to time); provided that, with respect to projected financial information, estimates, forecasts and other forward-looking information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date.

(b) As of the Effective Date, to the best knowledge of each Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects.

SECTION 3.12. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date and immediately after the making of each Loan and each issuance of a Letter of Credit hereunder, (i) the fair value of the assets of the Loan Parties taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Loan Parties taken as a whole will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, taken as a whole; (iii) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iv) the Loan Parties will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Effective Date; and (v) with respect to any Canadian Loan Party, each such Canadian Loan Party is a Person who is not an Insolvent Person (as defined in the Bankruptcy and Insolvency Act (Canada).

(b) No Loan Party intends to, and no Loan Party believes that it or any Restricted Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Restricted Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Restricted Subsidiary.

SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Restricted Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance that are due and owing have been paid. The Loan Parties believe that the insurance maintained by or on behalf of the Loan Parties and their Restricted Subsidiaries is adequate and is customary for companies engaged in the same or similar businesses operating in the same or similar locations and of the same or similar size.

SECTION 3.14. Capitalization and Subsidiaries. As of the Effective Date, Schedule 3.14 sets forth (a) a correct and complete list of the name and relationship to the Borrowers of each Subsidiary, (b) a true and complete listing of each class of each Borrower’s authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.14, (c) the type of entity of each Borrower and each Subsidiary, and (d) whether such Subsidiary is a Loan Party, a Material Subsidiary, a Restricted Subsidiary or an Unrestricted Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

SECTION 3.15. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, if any, only to the extent the creation and perfection of such obligations is governed by the UCC or the PPSA), and, upon the making of such filings and taking of such other actions required to be taken hereby or by the applicable Loan Documents (including the filing of appropriate UCC financing statements with the office of the Secretary of State of the state of organization of each Loan Party, including the filing of appropriate PPSA financing statements with the appropriate offices in applicable jurisdictions of each Loan Party, and the filing of appropriate notices with the U.S. Patent and Trademark Office, the U.S. Copyright Office and the Canadian Intellectual Property Office, in each case in favor of the Administrative Agent for the benefit of the Secured Parties, and the delivery to the Administrative Agent of any stock or equivalent certificates or promissory notes required to be delivered pursuant to the applicable Loan Documents), securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral.

SECTION 3.16. Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Restricted Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters, except where such a violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party or any Restricted Subsidiary, or for which any claim may be made against any Loan Party or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Restricted Subsidiary.

SECTION 3.17. Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock in violation of the provisions of Regulation U or Regulation X. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock. Neither the making of any Loan hereunder nor the use of proceeds thereof will violate the provisions of Regulation U or Regulation X.

SECTION 3.18. Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08.

SECTION 3.19. No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

SECTION 3.20. Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents acting on their behalf with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents acting on their behalf, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) any Loan Party, any Subsidiary, any of their respective directors or officers or, to the knowledge of any such Loan Party or Subsidiary, employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent acting on behalf of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 3.21. Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

SECTION 3.22. Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

ARTICLE IV

Conditions

SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto, a counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) and (ii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and written opinions of the Loan Parties’ U.S. and Canadian counsels, addressed to the Administrative Agent, the Issuing Bank and the Lenders, all in form and substance satisfactory to the Administrative Agent.

(b) Corporate Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of a Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(c) Closing Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of each Borrower, dated as of the Effective Date (i) stating that no Default has occurred and is continuing as of such date and (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date.

(d) Fees and Other Amounts. The Lenders and the Administrative Agent shall have received (i) all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel) at least two (2) Business Days before the Effective Date and (ii) for the account of such applicable Persons, payment of all accrued and unpaid interest and fees outstanding immediately prior to the effectiveness of this Agreement and owing to the Administrative Agent and the “Lenders” under the Existing Credit Agreement. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower Representative to the Administrative Agent on or before the Effective Date.

(e) Lien and IP Searches. The Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization of each Loan Party and each jurisdiction where assets of the Loan Parties are located, and the results of search reports in respect of the intellectual property of the Loan Parties, and such searches shall reveal no Liens on any of the assets of the Loan Parties except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a payoff letter or other documentation reasonably satisfactory to the Administrative Agent.

(f) Funding Account. The Administrative Agent shall have received a notice (which notice shall be in the form of a Borrowing Request or such other form or method as approved by the Administrative Agent) setting forth the deposit account of the Borrowers (as may be updated from time to time by written notice from the Borrower Representative to the Administrative Agent, the “Funding Account”) to which the Administrative Agent is authorized by the Borrower Representative to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement and which, in the case of a Borrowing Request, shall be delivered in accordance with Section 2.03, together with a customary funding indemnification letter to the extent any such Loan will be a Term Benchmark Loan.

(g) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer of the Borrower Representative dated the Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

(h) Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreements, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note and other instrument or possessory collateral (if any) pledged to the Administrative Agent pursuant to the Security Agreements endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof or accompanied by allonges or other acknowledgements signed in blank, as applicable.

(i) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement, PPSA financing statements and federal intellectual property filings) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation;

(j) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 of this Agreement and of the applicable Security Agreements.

(k) Letter of Credit Application. The Administrative Agent shall have received a properly completed letter of credit application (whether standalone or pursuant to a master agreement, as applicable) if the issuance of a Letter of Credit will be required on the Effective Date. The Borrowers shall have executed the Issuing Bank’s master agreement for the issuance of commercial Letters of Credit.

(l) Legal Due Diligence. The Administrative Agent and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to Administrative Agent in its sole discretion.

(m) Financial Statements and Projections: The Lenders shall have received (i) audited consolidated balance sheets and related consolidated statements of income, stockholders’ equity and cash flows of the Company for the fiscal year ended December 31, 2024, prepared on a consolidated basis in accordance with GAAP consistently applied, (ii) unaudited consolidated balance sheets and related consolidated statements of income, stockholders’ equity and cash flows of the Company for the fiscal quarter ended September 30, 2025, prepared on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (iii) the Company’s projected income statement, balance sheet and cash flows through 2030 (inclusive of a detailed description of the assumptions used in preparing such projections) and (iv) a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Company and its subsidiaries as of and for the 12-month period ending on September 30, 2025, each in a form reasonably satisfactory to the Administrative Agent.

(n) USA PATRIOT Act, Etc. (i) The Administrative Agent and the Lenders shall have received, (x) at least five (5) days prior to the Effective Date, all documentation and other information regarding the Loan Parties requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (ii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least the (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(o) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

The Administrative Agent shall notify the Borrowers, the Lenders and the Issuing Bank of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02. Each Credit Event. ~~The~~Subject to Section 4.03 below, the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions (subject to Section 1.06(d)):

(a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit under this Section 4.02 shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, on the fifth (5th) Business Day (or any shorter period agreed to by the Required Lenders) after the date notice is provided to the Lenders (so long as the Administrative Agent has not received, by such time, written notice of objection from Lenders comprising the Required Lenders), the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing, amending, renewing or extending, or causing the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders.

SECTION 4.03 Take-Private Transaction. With respect to any Borrowing of Revolving Loans in order to fund a portion of the purchase price of the Take-Private Transaction, the obligation of each Lender to make a Revolving Loan on the occasion of such Borrowing, is subject to the following conditions:

(a) At the time of and immediately after giving effect to such Borrowing, no Event of Default under Sections 7.01(a), (b), (h) or (i) shall have occurred and be continuing.

(b) The Specified Representations and the Specified Take-Private Transaction Merger Agreement Representations shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date of such Borrowing (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); provided that, solely for the purposes of this clause (b), any reference in any Specified Representation to the Transactions shall be deemed to be a reference to the Take-Private Transaction.

(c) The Effective Time shall occur and the Take-Private Transaction shall be consummated, each in accordance with the terms of the Take-Private Transaction Merger Agreement and substantially contemporaneously with such Borrowing, and the Certain Funds Period shall not have expired.

(d) The Company has received, or, substantially contemporaneously with such Borrowing, will receive, proceeds from the Sponsor Equity Injection.

(e) The Administrative Agent shall have received a solvency certificate signed by a Financial Officer of the Borrower Representative dated the date of such Borrowing, substantially in the form set forth on Exhibit G to this Agreement.

(f) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel) at least two (2) Business Days (or any lesser period of time agreed to by the Company) before the date of such Borrowing.

Any Borrowing under this Section 4.03 shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified ins Section 4.03(a) through (f).

Notwithstanding anything to the contrary herein or in any other Loan Document, the sole conditions to the funding of any Loans or other extensions of credit in connection with the Take-Private Transaction are the conditions contained in this Section 4.03 (and, for the avoidance of doubt, the conditions in Sections 4.01 and 4.02 shall not apply to the funding of any such Loans or other extensions of credit); provided, that, for the avoidance of doubt, any Borrowing of Revolving Loans under this Section 4.03 shall be subject to 2.01(a).

ARTICLE V

Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

(a) within ninety (90) days (or, with respect to the first delivery required pursuant to this Section 5.01(a) following the consummation of the Take-Private Transaction, one hundred fifty (150) days) after the end of each fiscal year of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or, if earlier, by the date that the Annual Report on Form 10-K of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) (commencing with the fiscal year ending December 31, 2025), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within forty-five (45) days (or, with respect to the first two deliveries required pursuant to this Section 5.01(b) following the consummation of the Take-Private Transaction, seventy-five (75) days) after the end of each of the first three fiscal quarters of each fiscal year of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or, if earlier, by the date that the Quarterly Report on Form 10-Q of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) (commencing with the fiscal quarter ending March 31, 2026), its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate (i) certifying, in the case of the financial statements delivered under clause (b) above, as presenting fairly in all material respects the financial condition and results of operations of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12 and (iv) to the extent there were any Unrestricted Subsidiaries during the applicable reporting period, setting forth a list of each Subsidiary that identifies as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such certificate (to the extent that there have been any changes in the identity or status as a Restricted Subsidiary or Unrestricted Subsidiary of any such Subsidiaries since the later of the Effective Date and the most recent list provided to the Administrative Agent);

(d) as soon as available, but in any event no later than forty-five (45) days following the end of each fiscal year of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), a copy of the plan (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrowers for each fiscal quarter of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

(e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) to its shareholders generally, as the case may be;

(f) promptly after receipt thereof by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by the SEC or such other agency regarding financial or other operational results of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Subsidiary thereof;

(g) promptly following any request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) by independent accountants in connection with the accounts or books of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

(h) promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation;

(i) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrowers or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrowers or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Borrowers or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrowers or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(j) concurrently with any delivery of financial statements under clause (a) or (b) above for any period, to the extent there were any Unrestricted Subsidiaries during such period, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall deliver to the Administrative Agent (for distribution to each Lender) a balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal year or fiscal quarter (and the then elapsed portion of such fiscal year), as the case may be, setting forth in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, in each case, on a consolidating basis for the Company (or, after the consummation of the Take-Private Transaction, HoldCo) its consolidated Restricted Subsidiaries, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its consolidated Restricted Subsidiaries on a consolidating basis in accordance with GAAP consistently applied, subject, in the case of financial statements for any fiscal quarter only, to normal year-end audit adjustments and the absence of footnotes.

Documents required to be delivered pursuant to Section 5.01(a), (b) or (e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Representative shall notify the Administrative Agent and each Lender (by facsimile or through any Electronic System) of the posting of any such documents and provide to the Administrative Agent through any Electronic System electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.

SECTION 5.02. Notices of Material Events. Each of the Borrowers will furnish to the Administrative Agent and each Lender prompt (but in any event within any time period that may be specified below) written notice of the following:

(a) the occurrence of any Default;

(b) receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Restricted Subsidiary that (i) seeks, and there is a reasonable expectation that it will result in, damages in excess of $10,000,000, (ii) seeks injunctive relief with respect to material assets or business, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets, (iv) alleges material criminal misconduct by any Loan Party or any Restricted Subsidiary, (v) alleges the material violation of, or seeks to impose remedies under, any Environmental Law or related Requirement of Law, or seeks to impose material Environmental Liability, (vi) asserts liability on the part of any Loan Party or any Restricted Subsidiary in excess of $10,000,000 in respect of any tax, fee, assessment, or other governmental charge, or (vii) involves any material product recall;

(c) any material change in accounting or financial reporting practices by any Borrower or any Subsidiary (other than to the extent required by GAAP);

(d) the occurrence of any ERISA Event or Canadian Pension Event that, alone or together with any other ERISA Events or Canadian Pension Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $10,000,000;

(e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

(f) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.02 of Distribution Solutions Group, Inc. Credit Agreement dated as of December 18, 2025” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Restricted Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except in jurisdictions where the failure to be so qualified would not result in a Material Adverse ~~effect~~Effect ; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or in fields of enterprise that are incidental or reasonably related to its fields of enterprise as of the date of this Agreement.

SECTION 5.04. Payment of Obligations. Each Loan Party will, and will cause each Restricted Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including Taxes, that if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Restricted Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.06. Books and Records; Inspection Rights. Each Loan Party will, and will cause each Restricted Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, including examining and making extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants; provided that unless an Event of Default has occurred and is continuing, the Administrative Agent and the Lenders shall not conduct more than one such visit or inspection per year; provided further that if an Event of Default has occurred and is continuing, the Administrative Agent and the Lenders may, in their discretion, also conduct at the Loan Party’s premises field examinations of the Loan Party’s assets, liabilities, and books and records. The Loan Parties acknowledge that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.

SECTION 5.07. Compliance with Laws. Each Loan Party will, and will cause each Restricted Subsidiary to, comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws), except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures reasonably designed to promote compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents acting on their behalf with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.08. Use of Proceeds.

(a) The proceeds of the Initial Term Loans will be used to finance the Transactions to occur on the Effective Date, with any remaining proceeds being used for working capital needs and for general corporate purposes of the Borrowers and their Restricted Subsidiaries. The proceeds of the Revolving Loans, Swingline Loans and the Letters of Credit will be used only to finance the working capital needs and general corporate purposes of the Borrowers and their Restricted Subsidiaries (including, without limitation, the ~~Transactions to occur on the Effective Date~~Take-Private Transaction, Permitted Acquisitions, other investments not prohibited hereunder and Restricted Payments). No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X.

(b) The Borrowers will not request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents acting on their behalf shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person in violation of Sanctions or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09. Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents (taken as a whole), furnished by or on behalf of such Loan Party to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect (in each case, after giving effect to all supplements and updates from time to time), and the furnishing of such information shall be deemed to be a representation and warranty by the Borrowers on the date thereof as to the matters specified in this Section 5.09; provided that, with respect to the Projections, the Loan Parties will cause the Projections to be prepared in good faith based upon assumptions believed to be reasonable at the time, it being recognized and understood by the Lenders that all forward-looking information as to future events are not to be viewed as facts or a guarantee of performance, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Subsidiaries, that no assurance can be given that any particular forward-looking information will be realized and that actual results during the period or periods covered by any such forward-looking information may differ from the projected results and such differences may be material.

SECTION 5.10. Insurance. Each Loan Party will, and will cause each Restricted Subsidiary to, maintain with financially sound and reputable carriers (a) insurance in such amounts (with no greater risk retention) and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Lenders, upon request of the Administrative Agent, but no less frequently than annually, information in reasonable detail as to the insurance so maintained.

SECTION 5.11. Blocking Statute Carve-Out. Notwithstanding any other provision in this Agreement, nothing in this Agreement is intended to require a Borrower that is a corporation registered or incorporated under the laws of Canada and that carries on business in whole or in part in Canada, or any director, officer, manager, or employee in a position of authority of such corporation, to commit an act or omission that contravenes any provision of the Canadian Foreign Extraterritorial Measures Act or a similar applicable blocking statute (“Blocking Statute”). For the avoidance of doubt, the operation of this Clause shall not, in any way, affect the operation of other provisions to this Agreement in respect of any Party not subject to the relevant Blocking Statute.

To the extent under the laws or regulations applicable to them, a Borrower would be required to act in a manner contrary to the above paragraph, the Borrower should inform the Lenders and commit to find, prior to use, lending, contribution or making available of the proceeds of any credit extension, a mutually acceptable solution to mitigate any potential or existing risks under applicable Blocking Statutes to which the Lenders could be exposed. To that end, the Borrower commits to act in good faith and to provide all information reasonably necessary for the Lenders to assess their actual or potential exposure under applicable Blocking Statutes.

SECTION 5.12. Casualty and Condemnation. The Borrowers (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents.

SECTION 5.13. Additional Collateral; Further Assurances.

(a) Subject to applicable law, as promptly as possible but in any event within thirty (30) days (or such later date as may be agreed upon by the Administrative Agent) after (i) any Person becomes a U.S. Subsidiary or Canadian Subsidiary and also constitutes a Material Subsidiary (on a pro forma basis after giving effect to the transaction pursuant to which such Person became a Restricted Subsidiary) or (ii) any U.S. Subsidiary or Canadian Subsidiary qualifies independently as, or is designated by the Company or the Administrative Agent as, a Material Subsidiary pursuant to the definition of “Material Subsidiary”, then, in each case, the Company shall provide the Administrative Agent with written notice thereof and shall cause each such Restricted Subsidiary to deliver to the Administrative Agent a Joinder Agreement and a joinder to the applicable Security Agreement (in the form contemplated thereby) pursuant to which such Restricted Subsidiary agrees to be bound by the terms and provisions hereof and thereof, such Joinder Agreements and joinders to the applicable Security Agreement to be accompanied by appropriate corporate resolutions, other corporate documentation and, if reasonably requested by the Administrative Agent, legal opinions, in each case, in form and substance reasonably satisfactory to the Administrative Agent; provided that no such Restricted Subsidiary shall be required to be a Guarantor or Loan Party hereunder to the extent that the provision of a guarantee would result in a material adverse tax consequence for the Borrowers and their Subsidiaries or the cost, burden, difficulty or consequence of such Restricted Subsidiary providing such a guarantee outweighs the value afforded thereby. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Restricted Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, excluding any parcel of real property located in the U.S. owned by any Loan Party; provided that in no event shall any Canadian Loan Party guarantee, support or otherwise provide Collateral to secure the U.S. Secured Obligations.

(b) Each Loan Party will cause, and will cause each other Loan Party to cause, all of its owned property (other than Excluded Property) to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.02. Without limiting the generality of the foregoing, each Loan Party will cause 100% of the issued and outstanding Equity Interests of each of its directly owned Restricted Subsidiaries to be subject at all times to a first priority, perfected Lien (subject in any case to Liens permitted by Section 6.02) in favor of the Administrative Agent for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request, except to the extent that the pledging of such Equity Interests would result in a material adverse tax consequence for such Loan Party and its Subsidiaries or the cost, burden, difficulty or consequence of the pledging of such Equity Interests outweighs the value afforded thereby. For the avoidance of doubt, any Lien granted by any Canadian Loan Party under this paragraph (b) shall secure only the Canadian Secured Obligations.

(c) Without limiting the foregoing, each Loan Party will, and will cause each Restricted Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties.

(d) If any material assets (excluding any Excluded Property (as defined in the applicable Security Agreement for such Loan Party)) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Lien under the applicable Security Agreement upon acquisition thereof), the Borrower Representative will (i) notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, all at the expense of the Loan Parties.

(e) Notwithstanding anything herein or in any other Loan Document to the contrary:

(i) none of the U.S. Secured Obligations shall be secured by Collateral of any Canadian Loan Party;

(ii) no Collateral Documents governed under the laws of any jurisdiction other than the United States and Canada (or a subdivision thereof) shall be required, and no actions in any jurisdiction other than the United States and Canada (or a subdivision thereof) shall be required in order to create or perfect any security interest in assets located or titled outside the United States or Canada (or a subdivision thereof); and

(iii) the Administrative Agent may (but shall not be obligated to) determine in its sole and reasonable discretion that the cost to the Loan Parties of granting and perfecting any Lien is disproportionate to the benefit to be realized by the Administrative Agent, the Lenders and the other Secured Parties by perfecting a Lien in a given asset or group of assets included in the Collateral and, in such case, the Administrative Agent shall be permitted to, without the consent of the Lenders or Required Lenders, waive any requirement of perfection of any such Lien required under the Loan Documents.

SECTION 5.14. Post-Closing Requirements.

(a) ~~.~~ Not later than the dates set forth in Schedule 5.14 (or such later dates as the Administrative Agent shall agree in its sole discretion) or as otherwise required thereunder, the Loan Parties shall take the actions set forth on Schedule 5.14.

(b) Concurrent with the occurrence of the Effective Time (or such later time as the Administrative Agent may agree in its reasonable discretion, but in no event later than thirty (30) days after the occurrence of the Effective Time), HoldCo shall deliver to the Administrative Agent a Joinder Agreement and a joinder to the U.S. Security Agreement (in the form contemplated thereby) pursuant to which HoldCo agrees to be bound by the terms and provisions hereof and thereof, such Joinder Agreements and joinder to the U.S. Security Agreement to be accompanied by appropriate corporate resolutions, other corporate documentation, legal opinions, in each case, in form and substance reasonably satisfactory to the Administrative Agent. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding HoldCo as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, HoldCo (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of HoldCo which constitutes Collateral.

SECTION 5.15. Designation of Unrestricted Subsidiaries. The Company may at any time after the Effective Date designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after giving effect (including giving effect on a pro forma basis) to any such designation, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall be in pro forma compliance with the financial covenants set forth in Section 6.12 (after giving effect to any Total Net Leverage Ratio Adjustment), (b) no Loan Party may be designated as an Unrestricted Subsidiary, (c) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” (or analogous concept) for the purpose of any secured Indebtedness permitted hereunder, (d) no Unrestricted Subsidiary may (i) own Equity Interests in or, unless expressly permitted by Section 6.01, Indebtedness of a Loan Party or any Restricted Subsidiary; provided that any such Indebtedness shall be unsecured and subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent or (ii), hold a Lien on any property of a Loan Party or any Restricted Subsidiary that is not a Subsidiary to be so designated as an Unrestricted Subsidiary, (e) after giving effect to such designation as an Unrestricted Subsidiary, such Unrestricted Subsidiary shall not own any intellectual property that is material to the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and the Restricted Subsidiaries; provided further that the Company and its Restricted Subsidiaries may grant non-exclusive licenses of any intellectual property to any Unrestricted Subsidiary in the ordinary course of business so long as the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries retain the beneficial ownership and the same rights to use such intellectual property as held prior to such license and (f) no Indebtedness of any Unrestricted Subsidiary shall be guaranteed by or have recourse to any Loan Party, any Restricted Subsidiary, or any property or assets of the foregoing unless expressly permitted by Section 6.04(r). The designation of any Subsidiary as an Unrestricted Subsidiary after the Effective Date shall constitute an investment by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or the applicable Restricted Subsidiary that owns such designated Subsidiary) therein at the date of designation as set forth in Section 6.04. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any investment by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (or the applicable Restricted Subsidiary that owns such designated Subsidiary) in Unrestricted Subsidiaries pursuant to Section 6.04.

ARTICLE VI

Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 6.01. Indebtedness. No Loan Party will, nor will it permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a) the Secured Obligations and the Guaranteed Obligations;

(b) Indebtedness of any Borrower owing to any Restricted Subsidiary and of any Restricted Subsidiary owing to any Borrower or any other Restricted Subsidiary, provided that (i) Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to any Borrower or any other Loan Party shall be subject to the limitations set forth in Section 6.04, (ii) Indebtedness of any Loan Party owing to any Restricted Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent, and (iii) the aggregate principal amount of Indebtedness of Restricted Subsidiaries that are not U.S. Loan Parties owing to U.S. Loan Parties at any time outstanding, together with the aggregate amount of all outstanding Guarantees permitted under Section 6.01(c)(iii) and the aggregate amount of all outstanding investments by U.S. Loan Parties in Restricted Subsidiaries that are not U.S. Loan Parties made after the Effective Date under Section 6.04(b), shall not at any time exceed an amount equal to 15% of Applicable EBITDA;

(c) Guarantees by any Borrower of Indebtedness of any Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness of any Borrower or any other Restricted Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Borrower or other Loan Party of Indebtedness of any Restricted Subsidiary that is not a Loan Party shall be subject to Section 6.04, (iii) the aggregate principal amount of Indebtedness of Restricted Subsidiaries that are not U.S. Loan Parties that is Guaranteed by U.S. Loan Parties at any time outstanding, together with the aggregate amount of all outstanding Indebtedness permitted under Section 6.01(b)(iii) and the aggregate amount of all outstanding investments by U.S. Loan Parties in Restricted Subsidiaries that are not U.S. Loan Parties made after the Effective Date under Section 6.04(b), shall not at any time exceed an amount equal to 15% of Applicable EBITDA;

(d) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(e) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(f) Indebtedness existing on the date hereof and listed on Schedule 6.01 and any Refinance Indebtedness in respect thereof;

(g) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in ~~clause~~clauses (f)  ~~or~~, (q), (s), (v) or (u) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount thereof (other than by the amount of any unused commitments thereunder, accrued interest, fees, defeasance costs and premium (including call and tender premiums), if any, underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items), in each case, in connection with the refinancing of such Original Indebtedness and the incurrence or issuance of such Refinance Indebtedness), (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Restricted Subsidiary (other than any accessions, improvements or additions to the property securing the Original Indebtedness and after acquired property to the extent applicable), (iii) no Loan Party or any Restricted Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) other than Indebtedness incurred pursuant to the Inside Maturity Basket, such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness are not less favorable to the obligor thereunder than the original terms of such Original Indebtedness (except with respect to (x) covenants (including any Previously Absent Financial Maintenance

Covenant) and other terms applicable to any period after the latest Maturity Date in effect immediately prior to the incurrence of the Refinance Indebtedness, (y) a Previously Absent Financial Maintenance Covenant (so long as, to the extent that any such terms of any Refinance Indebtedness contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable latest Maturity Date in effect immediately prior to the incurrence of the Refinance Indebtedness, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each other Class of Term Loans or Revolving Commitments (as applicable)) or (z) such terms, provisions and documentation that (A) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Refinance Indebtedness (as determined by the Borrowers in good faith) or (B) are reasonably satisfactory to the Administrative Agent (provided that, at Borrowers’ election, to the extent any term or provision is added for the benefit of the Lenders of Refinance Indebtedness, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Lenders holding each other Class of Term Loans or Revolving Commitments (as applicable))) and (vi) if such Original Indebtedness was subordinated in right of payment to the Obligations or any of the other Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness;

(h) Indebtedness of any Person that is designated as a Restricted Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (h), shall not exceed the greater of (x) $~~20,000,000~~28,500,000 and (y) 15% of Applicable EBITDA at any time outstanding;

(i) to the extent constituting Indebtedness, customer deposits and advance payments (including progress payments) received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

(j) Indebtedness (i) in respect of Banking Services and other netting services, overdraft protections, employee credit card programs, automatic clearinghouse arrangements and similar arrangements, in each case, in connection with deposit accounts and incurred in the ordinary course of business and (ii) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(k) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of the Company or any Restricted Subsidiary to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States, in each case, in the ordinary course of business;

(l) Indebtedness of the Company or any Restricted Subsidiary consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, incurred in the ordinary course of business or consistent with past practice;

(m) Indebtedness of (i) the Company or a Restricted Subsidiary incurred, assumed or issued in connection with any Permitted Acquisition and (ii) Persons that are acquired by the Company or any Restricted Subsidiary or merged into or amalgamated or consolidated with the Company or a Restricted Subsidiary, in each case, pursuant to a Permitted Acquisition;

(n) Indebtedness of ~~any Loan Party~~the Company or any Restricted Subsidiary arising from agreements providing for customary indemnification, adjustment of purchase or acquisition price or similar obligations (including, without limitation, earn-out obligations), in each case, incurred or assumed in connection with a Permitted Acquisition (or other acquisition constituting an investment permitted by Section 6.04) or Disposition permitted by Section 6.05;

(o) to the extent constituting Indebtedness of the Company or any Restricted Subsidiary, obligations under one or more Permitted Supply Chain Financings;

(p) Indebtedness of the Company or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (g) above; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (p), together with any Refinance Indebtedness in respect thereof permitted by clause (g) above, shall not exceed at any time outstanding an amount equal to ~~15~~25% of Applicable EBITDA;

(q) other Indebtedness of a Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo except as a guarantor of the obligations thereunder) that is either unsecured or secured on a pari passu or junior Lien basis to the Secured Obligations; provided that:

(i) (A) if such Indebtedness is secured by a Lien on the Collateral on a pari passu basis with the Secured Obligations, the aggregate principal amount of such Indebtedness shall not exceed an amount so long as on and as of the date of such incurrence the First Lien Net Leverage Ratio (on a pro forma basis) does not exceed ~~3.75~~3.50 to 1.00 as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)),

(B) if such Indebtedness is secured by a Lien on the Collateral on a junior basis with the Secured Obligations, the aggregate principal amount of such Indebtedness shall not exceed an amount so long as on and as of the date of such incurrence the Secured Net Leverage Ratio (on a pro forma basis) does not exceed ~~4.00~~3.50 to 1.00 as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a));

(C) if such Indebtedness is unsecured, the aggregate principal amount of such Indebtedness shall not exceed an amount so long as on and as of the date of such incurrence the Company (or, after the consummation of the Take-Private Transaction, HoldCo) shall be in compliance, on a pro forma basis, with the financial covenant contained in Section 6.12(b) (including any applicable Total Net Leverage Ratio Adjustment) as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a));

(ii) (A) no such Indebtedness shall be (1) secured by assets that do not constitute Collateral (or, substantially concurrently with the incurrence or establishment of such Indebtedness, are not added to the Collateral), (2) guaranteed by any Person that does not Guarantee the Secured Obligations (or, substantially concurrently with the incurrence or establishment of such Indebtedness, does not provide a Guarantee of the Secured Obligations) or (3) have any obligors that are not Loan Parties and (B) any such Indebtedness that is secured or subordinated shall be subject to an Applicable Intercreditor Agreement;

(iii) other than Indebtedness incurred pursuant to the Inside Maturity Basket, such Indebtedness shall not mature earlier than ninety-one (91) days after the latest Maturity Date in effect at such time (but may have amortization prior to such date so long as the weighted average life to maturity of any such Indebtedness shall be no shorter than the remaining weighted average life to maturity of the Initial Term Loans outstanding at such time);

(iv) any such Indebtedness that is secured on a pari passu basis with the Secured Obligations shall be subject to the MFN Provision set forth in Section  2.09(~~l~~g) as if such Indebtedness were an Incremental Term Facility incurred thereunder;

(v) except as otherwise required or permitted by this clause (q), any such Indebtedness shall be on terms as agreed between the applicable Loan Party and the Persons providing such Indebtedness; provided that, if the terms applicable to such Indebtedness are not consistent with the terms of the then outstanding Initial Term Loans, the terms of any such Indebtedness shall not be more restrictive to the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Subsidiaries than the terms of the then outstanding Initial Term Loans ~~(~~as reasonably determined by the Borrower, in consultation with the Administrative Agent (except with respect to such terms, provisions and documentation that (A) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Indebtedness (as determined by the Borrowers in good faith) or (B) are reasonably satisfactory to the Administrative Agent (provided that, at Borrowers’ election, to the extent any term or provision is added for the benefit of the Lenders of such Indebtedness, no consent shall be required from the Administrative Agent to the extent that such term or provision is also added, or the features of such term or provision are provided, for the benefit of the Initial Term Loans)), unless (1) the Lenders under the then outstanding Initial Term Loans also received the benefit of such more restrictive terms or (2) any such provisions apply only after the latest Maturity Date in effect at such time; and

(vi) the holders of such Indebtedness may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans then outstanding;

(vii) (i) no Event of Default shall exist at the time such Indebtedness is incurred; provided, solely with respect to an such Indebtedness the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Indebtedness may agree to a “funds certain provision” that does not impose as a condition to funding thereof that no Event of Default exists at the time such Limited Condition Acquisition is consummated, in which event, the condition set forth in this clause (i) shall instead be that (x) no Event of Default shall exist on the LCA Test Date and (y) no Event of Default under Section 7.01(a), (b), (h) or (i) shall exist at the time of the funding of such Indebtedness and (ii) the representations and warranties contained in the Loan Documents shall be true and correct in all material respects with the same effect as though made at the time of the funding of such Indebtedness (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); provided, solely with respect to such Indebtedness the proceeds of which are intended to and shall be used to finance substantially contemporaneously a Limited Condition Acquisition, the Persons providing such Indebtedness may agree that the condition set forth in this clause (ii) shall instead be that (x) such representations and warranties shall be true and correct as set forth above on the LCA Test Date and (y) the Specified Representations and Specified LCA Representations shall be true and correct at the time of the funding of such Indebtedness;

~~(viii)~~ provided that a certificate of a Responsible Officer of the Borrower Representative delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower Representative has determined in good faith that such terms and conditions satisfy the requirements of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of this definition unless the Administrative Agent notifies the Borrower Representative within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); ~~and~~

(r) other Indebtedness of the Company or any Restricted Subsidiary in an aggregate outstanding principal amount not exceeding at any time the greater of $~~47,500,000~~57,000,000 and ~~25~~30 % of Applicable EBITDA~~.~~;

(s) [reserved];

(t) [reserved];

(u) the incurrence of Indebtedness (including, but not limited to, Permitted Supply Chain Financing, accounts receivable financing arrangements and invoice factoring arrangements) or Disqualified Stock by Restricted Subsidiaries of the Company that are not Guarantors to fund working capital requirements in an aggregate principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness and Disqualified Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (u), together with any Refinance Indebtedness in respect thereof (excluding any Incremental Term Loans or additional Revolving Commitments), does not exceed (as of the date such Indebtedness or Disqualified Stock is issued, incurred or otherwise obtained) the greater of (i) $28,500,000 and (ii) 15% of Applicable EBITDA for the most recently ended period of four consecutive fiscal quarters (calculated on a pro forma basis); and

(v) the High Yield Notes, so long as, on and as of the date of such issuance the Total Net Leverage Ratio (on a pro forma basis (such pro forma calculation to account for the Take-Private Mandatory Prepayment Requirements (i.e., a prepayment of Term Loans in an amount of $195,000,000))) does not exceed 6.00 to 1.00 as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b).

SECTION 6.02. Liens. No Loan Party will, nor will it permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:

(a) Liens created pursuant to any Loan Document;

(b) Permitted Encumbrances;

(c) any Lien on any property or asset of any Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Restricted Subsidiary or any other Borrower or Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) any Lien existing on any property or asset prior to the acquisition thereof by any Loan Party or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary (other than in connection with any designation of an Unrestricted Subsidiary as a Restricted Subsidiary) after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of any Loan Party or Restricted Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(e) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC (or similar provision of the PPSA) in effect in the relevant jurisdiction covering only the items being collected upon and banker’s Liens and customary contractual rights of setoff arising in the ordinary course of business with respect to funds and securities in accounts maintained by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary with banks or other financial institutions and not given in connection with the incurrence of Indebtedness;

(f) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06;

(g) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of a Borrower or another Loan Party in respect of Indebtedness owed by such Restricted Subsidiary;

(h) Liens (i) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or such other goods in the ordinary course of business;

(i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiaries in the ordinary course of business; provided that such Lien shall not apply to any other property or assets of any Loan Party or Restricted Subsidiary;

(j) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness permitted by Section 6.01(p), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary;

(k) (i) Liens granted by such Person under workmen’s compensation laws, health, disability or unemployment insurance laws, other employee benefit legislation, unemployment insurance legislation and similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), leases or other obligations of a like nature to which such Person is a party, or Liens granted to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety, stay, customs, performance or appeal bonds to which such Person is a party, or deposits as security for the payment of rent or deposits made to secure obligations arising from contractual or warranty refunds or requirements, in each case, incurred in the ordinary course of business, and (ii) Liens securing letters of credit or bankers acceptances issued, and letters of credit or bank guaranties provided to support payment of the items in the foregoing clause (k)(i);

(l) leases, franchises, grants, subleases, licenses, sublicenses, covenants not to sue, releases, consents and other forms of license (in each case, on a non-exclusive basis to the extent applicable to any intellectual property) granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary and do not secure any Indebtedness;

(m) Liens arising from UCC or any similar financing statement filings regarding operating leases or consignments entered into by the Company or any Restricted Subsidiary in the ordinary course of business;

(n) purported Liens (other than Liens securing Indebtedness for borrowed money) incurred in the ordinary course of business and evidenced by the filing of precautionary UCC (or equivalent statute) financing statements or similar public filings;

(o) Liens (if any) on Accounts sold (or, in the case of any judicial re-characterization of any such sale, granted as collateral to secure financing) by the Company or any Restricted Subsidiary pursuant to any Permitted Supply Chain Financings;

(p) Liens on the Collateral securing Indebtedness and other obligations permitted under Section 6.01(q)(i)(A) or (B); provided that in all cases such Liens shall be subject to an Applicable Intercreditor Agreement having the lien priority required by Section 6.01(q)(i)(A) or (B), as applicable; and

(q) other Liens securing obligations of the Company or any Restricted Subsidiary in an aggregate principal amount at any time outstanding not exceeding the greater of $~~47,500,000~~57,000,000 and ~~25~~30% of Applicable EBITDA.

SECTION 6.03. Fundamental Changes.

(a) No Loan Party will, nor will it permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge or amalgamate into or consolidate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of the stock of any of its Restricted Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (i) any Canadian Subsidiary of any Borrower may merge into a Borrower in a transaction in which a Borrower is the surviving entity (provided that any such transaction involving a U.S. Borrower shall result in a U.S. Borrower as the surviving entity), (ii) any U.S. Subsidiary of any Borrower may merge into a U.S. Borrower in a transaction in which a U.S. Borrower is the surviving entity, (iii) any Canadian Loan Party (other than any Borrower) may merge into any other Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) in a transaction in which the surviving entity is a Loan Party (provided that any such transaction involving a U.S. Loan Party shall result in a U.S. Loan Party as the surviving entity), (iv) any U.S. Loan Party (other than any Borrower) may merge into any other U.S. Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) in a transaction in which the surviving entity is a U.S. Loan Party and (v) any Restricted Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b) No Loan Party will, nor will it permit any Restricted Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor that is a Material Subsidiary shall be required to comply with the obligations set forth in Section 5.13 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

(c) No Loan Party will, nor will it permit any Restricted Subsidiary to, engage in any business other than businesses of the type conducted by the Loan Parties and their Restricted Subsidiaries on the date hereof and businesses reasonably related thereto and reasonable extensions thereof.

(d) No Loan Party will, nor will it permit any Restricted Subsidiary to change its fiscal year or any fiscal quarter from the basis in effect on the Effective Date.

(e) No Loan Party will change the accounting basis upon which its financial statements are prepared, except as required by GAAP or directed by the SEC.

(f) No Loan Party will change the tax filing elections it has made under the Code.

(g) No Loan Party will, nor will it permit any Restricted Subsidiary to, contribute to or assume or cause an obligation to contribute to or have any liability under any Canadian Defined Benefit Pension Plan or acquire an interest in any Person that sponsors, maintains or contributes to or at any time in the five-year period preceding such acquisition has sponsored, maintained, or contributed to a Canadian Defined Benefit Pension Plan, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Restricted Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger or amalgamation with any Person that was not a Loan Party and a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

(a) Permitted Investments;

(b) investments by the Loan Parties in Equity Interests in their respective Restricted Subsidiaries ~~that are Loan Parties~~; provided that any such Equity Interests held by a Loan Party shall be pledged pursuant to the applicable Security Agreement; provided further that the aggregate outstanding amount of investments by U.S. Loan Parties in Restricted Subsidiaries that are not U.S. Loan Parties made after the Effective Date, together with the aggregate principal amount of all outstanding Indebtedness permitted under Section 6.01(b)(iii) and the aggregate amount of Guarantees permitted under Section 6.01(c)(iii), shall not at any time exceed an amount equal to 15% of Applicable EBITDA~~.~~;

(c) loans or advances made by any Loan Party to any other Loan Party or Restricted Subsidiary and made by any Restricted Subsidiary that is not a Loan Party to a Loan Party or any other Restricted Subsidiary~~,~~; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the applicable Security Agreement, ~~and~~ (ii) loans and advances by U.S. Loan Parties to Restricted Subsidiaries that are not Loan Parties shall be subject to the terms of Section 6.01(b)(iii), determined without regard to any write-downs or write-offs~~.~~; and (iii) no Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary thereof shall make loans or advances to HoldCo except to the extent that such amount could be made to HoldCo as a Restricted Payment pursuant to Section 6.08(a) (it being understood and agreed that each applicable provision of Section 6.08(a) shall be deemed utilized by the outstanding aggregate principal amount of such loans and advances made in reliance on this clause (iii));

(d) Guarantees permitted under Section 6.01;

(e) notes payable, or stock or other securities issued by account debtors to a Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) pursuant to negotiated agreements with respect to settlement of such account debtor’s Accounts in the ordinary course of business, consistent with past practices;

(f) investments by the Company or any of its Restricted Subsidiaries in the form of Swap Agreements permitted by Section 6.07;

(g) investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”;

(h) Permitted Acquisitions;

(i) investments of any Person existing at the time such Person becomes a Restricted Subsidiary (other than in connection with any designation of an Unrestricted Subsidiary as a Restricted Subsidiary) of a Loan Party or consolidates or merges with a Loan Party or any of such party’s Restricted Subsidiaries (including in connection with a Permitted Acquisition), so long as such investments were not made in contemplation of such Person becoming a Restricted Subsidiary or of such merger;

(j) [reserved];

(k) investments in existence on the date hereof and described in Schedule 6.04, and investments consisting of any modification, replacement, renewal, refinancing, reinvestment, or extension of any such investment; provided that the amount of any such investment is not increased from the amount of such investment on the Effective Date except pursuant to the terms of such investment (including in respect of any unused commitment), plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such modified, extended, renewed, refinanced or replaced investment) and premium payable by the terms of such investment thereon and fees and expenses associated therewith, in each case, as in existence on the Effective Date;

(l) (i) loans or advances made by a Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) to (or Guarantees provided on behalf of) its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of the greater of (x)  $~~5,000,000~~9,500,000 and (y) 5% of Applicable EBITDA in the aggregate at any one time outstanding and (ii) non-cash loans made by a Loan Party or any Restricted Subsidiary to officers, directors, governors, managers and employees of any Loan Party or any Restricted Subsidiary, which are used by such Persons to simultaneously purchase Equity Interests (other than Disqualified Stock) of the Company (or, after the consummation of the Take-Private Transaction, HoldCo);

(m) investments by the Company or any of its Restricted Subsidiaries consisting of purchases and acquisitions of inventory, supplies, material, equipment, or other similar assets, or of services, in each case, in the ordinary course of business;

(n) the non-exclusive licensing of intellectual property by the Company or any of its Restricted Subsidiaries (i) in the ordinary course of business or (ii) which do not materially interfere with the ordinary conduct of the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary and do not secure any Indebtedness;

(o) deposits required by any Governmental Authority or public utility, including with respect to Taxes and other similar charges to the extent the applicable obligations would not otherwise constitute an Event of Default;

(p) investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business, in each case, in the ordinary course of business;

(q) other investments by the Company or any of its Restricted Subsidiaries in an amount not to exceed the Available Amount immediately prior to the time of the making of such investment, so long as at the time of making such investment and immediately after giving effect (including giving effect on a pro forma basis) thereto, (i) no Event of Default then exists or would result therefrom and (ii) the Company (or, after the consummation of the Take-Private Transaction, HoldCo) will be in compliance, on a pro forma basis, with the covenants set forth in Section 6.12 (including any applicable Total Net Leverage Ratio ~~is not greater than the ratio that is 0.5 to 1.00 lower than the maximum Total Net Leverage Ratio permitted under Section 6.12~~Adjustment);

(r) investments ~~in~~by the Company or any of its Restricted Subsidiaries in Unrestricted Subsidiaries in aggregate amount not to exceed an amount equal to the greater of $28,500,000 and 15% of Applicable EBITDA during the term of this Agreement; ~~and~~

(s) other investments, loans or advances by the Company or any of its Restricted Subsidiaries in an aggregate outstanding amount for all such investments, loans and advances not to exceed at any time an amount equal to the greater of $~~47,500,000~~57,000,000 and ~~25~~30% of Applicable EBITDA, in each case, determined at the time such investment, loan or advance is made; provided that before and immediately after giving effect to such investment, loan or advance, no Event of Default has occurred and is continuing or would result therefrom~~.~~;

(t) investments necessary to consummate the Take-Private Transaction;

(u) investments constituting promissory notes or other non-cash proceeds of Dispositions to the extent permitted under Section 6.05;

(v) any investment acquired by any Borrower or any Restricted Subsidiary:

(i) in exchange for any other investment, accounts receivable or indorsements for collection or deposit held by any Borrower or any Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, or settlement of delinquent accounts and disputes with or judgments against, the issuer of such other investment or accounts receivable (including any trade creditor or customer);

(ii) in satisfaction of judgments against other Persons;

(iii) as a result of a foreclosure by any Borrower or any Restricted Subsidiary with respect to any secured investment or other transfer of title with respect to any secured investment in default; or

(iv) as a result of the settlement, compromise or resolution of (A) litigation, arbitration or other disputes or (B) obligations of trade creditors or customers that were incurred in the ordinary course of business or consistent with industry practice of any Borrower or any Restricted Subsidiary; and

(w) advances, loans or extensions of trade credit or prepayments to suppliers or loans or advances made to distributors, in each case, in the ordinary course of business or consistent with past practice or consistent with industry practice by any Borrower or any Restricted Subsidiary.

The amount of any Investment at any time shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but in each case, net of any return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts (not to exceed the amount initially invested).

For purposes of the definition of “Unrestricted Subsidiary” and the covenants described under Section 5.15 and under this Section 6.04: (x) “investments” shall include the portion (proportionate to the Company’s or the applicable Restricted Subsidiary’s Equity Interests in such Subsidiary) of the fair market value of the net assets of a Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, that upon a re-designation of such Subsidiary as a Restricted Subsidiary, the Company (or the applicable Restricted Subsidiary owning such re-designated Subsidiary) shall be deemed to continue to have a permanent “investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (A) the Company’s or such Restricted Subsidiary’s “investment” in such Subsidiary at the time of such re-designation, less (B) the portion (proportionate to the Company’s or the applicable Restricted Subsidiary’s Equity Interests in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such re-designation; and (y) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer.

Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Loan Party or any Restricted Subsidiary make investments in or transfer any property to or exclusively license any property (including any intellectual property material to the business of the Loan Parties) (whether pursuant to an investment, a Disposition, a Restricted Payment or other transfer of property) in favor of Unrestricted Subsidiaries other than pursuant to Section 6.04(r); provided, that, for purposes of this paragraph (i) upon the making of any such investment, transfer of property or exclusive license of property to any Unrestricted Subsidiary, the basket in Section 6.04(r) shall be reduced in the amount thereof and such capacity shall not thereafter increase, (ii) returns of cash substantially contemporaneously with the original investment, transfer of property or exclusive license of property shall not result in any increase to capacity under Section 6.04(r) and (iii) no other capacity under this Agreement may be reallocated to be used for any investment, transfer of property or exclusive license of property to any Unrestricted Subsidiary.

SECTION 6.05. Asset Sales. No Loan Party will, nor will it permit any Restricted Subsidiary to, Dispose of any asset, including any Equity Interest owned by it, nor will any Loan Party permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than to another Loan Party or another Restricted Subsidiary in compliance with Section 6.04), except:

(a) Dispositions by the Company or any of its Restricted Subsidiaries of (i) inventory, goods or other assets in the ordinary course of business, (ii) obsolete, negligible, uneconomical, worn out or surplus property, (iii) assets no longer used or useful in the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, and (iv) other property (including any leasehold property interest) that is no longer economically practical in its business;

(b) Dispositions of assets to any Loan Party (other than, after the consummation of the Take-Private Transaction, HoldCo) or any Restricted Subsidiary, provided that any such sales, transfers or dispositions (i) involving a Restricted Subsidiary that is not a Loan Party or (ii) from a U.S. Loan Party to a Canadian Loan Party or from a Canadian Loan Party to a U.S. Loan Party, in each case, shall be made in compliance with Section 6.09;

(c) Dispositions by the Company or any of its Restricted Subsidiaries of Accounts (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof;

(d) Dispositions of cash, Permitted Investments and other investments permitted by clauses (g) and (j) of Section 6.04, Dispositions constituting Liens permitted by Section 6.02, and Dispositions constituting Restricted Payments permitted by Section 6.08;

(e) (i) Sale and Leaseback Transactions permitted by Section 6.06 and (ii) Dispositions (including Sale and Leaseback Transactions) of real property or other fixed or capital assets acquired by the Borrowers and their Restricted Subsidiaries pursuant to the HISCO Acquisition, either Original Restatement Date Acquisition Agreement or any other Permitted Acquisition which are made for fair value and have an aggregate fair market value not to exceed an amount equal to the greater of (x) $20,000,000 and (y) 25% of Applicable EBITDA;

(f) Dispositions resulting from any casualty or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Restricted Subsidiary;

(g) foreclosures, condemnation, expropriation or any similar action on assets or other Dispositions required by a Governmental Authority or casualty or insured damage to assets;

(h) the disposition or discount by the Company or any of its Restricted Subsidiaries of inventory, accounts receivable, or notes receivable in the ordinary course of business or the conversion of accounts receivable to notes receivable in the ordinary course of business and consistent with past practice;

(i) other than in respect of any intellectual property, leases, assignments, subleases, licenses, sublicenses, covenants not to sue, releases, consents and other forms of license (and terminations thereof), in each case, by the Company or any of its Restricted Subsidiaries in the ordinary course of business and which do not materially interfere with the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries, taken as a whole;

(j) Dispositions resulting from sales of Accounts by the Company or any Restricted Subsidiary under Permitted Supply Chain Financings; ~~and~~

(k) Dispositions by the Company or any of its Restricted Subsidiaries of assets, including Sale and Leaseback Transactions not otherwise permitted by clause (e)(ii) above (other than Equity Interests in (i) a Borrower or (ii) a Restricted Subsidiary (other than any Borrower) unless all Equity Interests in such Restricted Subsidiary are sold) that are not permitted by any other clause of this Section; provided that ~~the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (k) shall not exceed during any fiscal year of the Company an amount equal to the greater of $47,500,000 and 25% of Applicable EBITDA; provided that~~, other than as set forth on Schedule 6.05, all Dispositions permitted under this Section 6.05(k) shall be made for fair value and ~~for~~ at least 75% ~~cash~~of the consideration~~.~~ received shall be in the form of Cash Equivalents; and

(l) Dispositions of Equity Interests in a Borrower or a Restricted Subsidiary made as part of, to effect or resulting from the Take-Private Transaction and to the extent not prohibited by Sections 6.04 or 6.08.

Notwithstanding the foregoing, no Loan Party or any Restricted Subsidiary shall consummate any transaction that results in the Disposition (whether by way of any Restricted Payment, investment, Lien, sale, conveyance, transfer or other Disposition, and whether in a single transaction or a series of transactions) of intellectual property that is material to the business of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Restricted Subsidiaries to any Unrestricted Subsidiary or any Restricted Subsidiary that is not a Loan Party or, after the consummation of the Take-Private Transaction, HoldCo; provided that the Company and its Restricted Subsidiaries may grant non-exclusive licenses of any intellectual property to any Unrestricted Subsidiary or any Restricted Subsidiary that is not a Loan Party or, after the consummation of the Take-Private Transaction, HoldCo in the ordinary course of business so long as the Company and its Restricted Subsidiaries retain the beneficial ownership and the same rights to use such intellectual property as held prior to such license.

SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for any such sale of any fixed or capital assets by any Borrower or any Restricted Subsidiary that is (a) made for cash consideration in an amount not less than the fair value of such fixed or capital asset and (b) is consummated within 180 days after such Borrower or such Restricted Subsidiary acquires or completes the construction of such fixed or capital asset; provided that any Sale and Leaseback Transaction made in reliance on Sections 6.05(e)(ii) or 6.05(k) of this Agreement shall not be subject to this clause (b).

SECTION 6.07. Swap Agreements. No Loan Party will, nor will it permit any Restricted Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Loan Party or any Restricted Subsidiary has actual exposure (other than those in respect of Equity Interests of any Loan Party or any Restricted Subsidiary), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party or any Restricted Subsidiary.

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any Restricted Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)  ~~(i)~~ each of the Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock (to the extent permitted to be issued hereunder) or in shares of its common stock,

(ii)  ~~(ii)~~ Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests,

(iii)  ~~(iii)~~ the Loan Parties may make Restricted Payments, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Loan Parties and their Restricted Subsidiaries, ~~(iv)~~

(iv) the Loan Parties and each Restricted Subsidiary may make Restricted Payments in amounts required for the Company, ParentCo, HoldCo, Merger Sub or Sponsor (as applicable) to pay, or cause to be paid, without duplication, any Ownership Payments,

(v) [reserved],

(vi) cash payments, or loans, advances, dividends or distributions to the Company (or, after the consummation of the Take-Private Transaction, HoldCo), in each case to make payments, in lieu of issuing fractional shares in connection with share dividends, share splits, reverse share splits, mergers, consolidations, amalgamations or other business combinations and in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of ParentCo, HoldCo, Merger Sub, the Company, or any Restricted Subsidiary,

(vii) [reserved],

(viii) (A) (I) the payment of Sponsor Management Fees pursuant to the Sponsor Management Agreement, plus (II) any unpaid Sponsor Management Fees accrued in any prior year and not permitted to be paid at such time solely as a result of the following proviso; provided that the Sponsor Management Fees payable under this clause (a)(viii)(A) shall accrue but may not be paid during the continuance of any Event of Default under Sections 7.01(a), (b), (h) or (i) (or if any such Event of Default would result from such payment), which restrictions shall be acknowledged in the Sponsor Management Agreement or otherwise in writing by the Sponsor, and (B) payments in respect of customary indemnification and expense reimbursement obligations under the Sponsor Management Agreement,

(ix) the Borrowers and the Restricted Subsidiaries (and, after the consummation of the Take-Private Transaction, HoldCo) may make other Restricted Payments in an amount not to exceed the Available Amount immediately prior to the time of the making of such Restricted Payment, so long as at the time of making such Restricted Payment and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of Default then exists or would result therefrom and (y) the Total Net Leverage Ratio is not greater than ~~the lesser of (A) 2.5 to 1.00 and (B) the ratio that is 0.5 to 1.00 lower than the maximum Total Net Leverage Ratio permitted under Section 6.12 at such time~~4.25 to 1.00, and

(x)  ~~(v)~~ the Company (or, after the consummation of the Take-Private Transaction, HoldCo) may make Restricted Payments not otherwise permitted to be made by this Section 6.08 in an aggregate amount not to exceed ~~$50,000,000~~, when combined with the aggregate amount of payments of Indebtedness made pursuant to Section 6.08(b)(vi), the greater of (x) $57,000,000 and (y) 30% of Applicable EBITDA during any fiscal year of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) so long as, in each case, all of the following conditions are satisfied: (x) no Event of Default shall exist immediately prior to or immediately after giving effect to any such Restricted Payment, and (y) after giving effect to such Restricted Payment and any Indebtedness incurred or assumed in connection therewith, on a pro forma basis, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) is in compliance with the covenants set forth in Section 6.12 (~~without~~after giving effect to any applicable Total Net Leverage Ratio Adjustment); provided that any Restricted Payment made in reliance on this clause (~~v~~x) shall not be included in the foregoing dollar limitation if, after giving effect to such Restricted Payment and any Indebtedness incurred or assumed in connection therewith (including on a pro forma basis), the Total Net Leverage Ratio is not greater than ~~the lesser of (A) 2.5 to 1.00 and (B) the ratio that is 0.5 to 1.00 lower than the maximum Total Net Leverage Ratio permitted under Section 6.12~~4.00 to 1.00.

Notwithstanding the foregoing, from and after the consummation of the Take-Private Transaction, no Restricted Payments shall be made pursuant to Section 6.08(a)(ix) or (x) until the Take-Private Mandatory Prepayment Requirements have been fully satisfied.

(b) No Loan Party will, nor will it permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness~~,~~ secured on a junior lien basis with the Secured Obligations, Subordinated Indebtedness, unsecured Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (collectively, “Restricted Debt”), except:

(i) payment ~~of Indebtedness created~~by the Company or any of its Restricted Subsidiaries of Restricted Debt incurred under the Loan Documents;

(ii) payment by the Company or any of its Restricted Subsidiaries of regularly scheduled interest and principal payments as and when due in respect of any ~~Indebtedness~~Restricted Debt permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof or any provisions of any Applicable Intercreditor Agreement;

(iii) refinancings of ~~Indebtedness~~Restricted Debt to the extent permitted by Section 6.01; ~~and~~

(iv) payment by the Company or any of its Restricted Subsidiaries of secured ~~Indebtedness~~Restricted Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such ~~Indebtedness~~Restricted Debt to the extent such sale or transfer is permitted by the terms of Section 6.05~~.~~;

(v) [reserved];

(vi) other payments by the Company or any of its Restricted Subsidiaries of Restricted Debt in an amount not to exceed, when combined with the aggregate amount of Restricted Payments made pursuant to Section 6.08(a)(x), the greater of (A) $57,000,000 and (B) 30% of the Applicable EBITDA for the most recently ended period of four consecutive fiscal quarters (calculated on a pro forma basis) so long as, in each case, all of the following conditions are satisfied: (x) no Event of Default shall exist immediately prior to or immediately after giving effect to any such payment, and (y) after giving effect to such payment and any Indebtedness incurred or assumed in connection therewith, on a pro forma basis, the Company (or, after the consummation of the Take-Private Transaction, HoldCo) is in compliance with the covenants set forth in Section 6.12 (after giving effect to any applicable Total Net Leverage Ratio Adjustment); provided that any payment made in reliance on this clause (vi) shall not be included in the foregoing dollar limitation if, after giving effect to such payment and any Indebtedness incurred or assumed in connection therewith (including on a pro forma basis), the Total Net Leverage Ratio is not greater than 4.00 to 1.00; and

(vii) other payments by the Company or any of its Restricted Subsidiaries of Restricted Debt in an amount not to exceed the Available Amount immediately prior to the time of the making of such payment, so long as at the time of making such payment and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of Default then exists or would result therefrom and (y) the Total Net Leverage Ratio is not greater than 4.25 to 1.00.

Notwithstanding the foregoing, from and after the consummation of the Take-Private Transaction, no payments shall be made pursuant to Section 6.08(b)(vi) or (viii) until the Take-Private Mandatory Prepayment Requirements have been fully satisfied.

SECTION 6.09. Transactions with Affiliates. No Loan Party will, nor will it permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates involving aggregate payments or consideration in excess of the greater of $9,500,000 and 5% of Applicable EBITDA (calculated on a pro forma basis), except:

(a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties,

(b) transactions (i) between or among the U.S. Loan Parties not involving any other Affiliate and (ii) between or among the Canadian Loan Parties not involving any other Affiliate,

(c) any investment permitted by Sections 6.04(b), 6.04(c) ~~or~~, 6.04(d), ~~(~~6.04(i), 6.04(k), 6.04(l), 6.04(r) or 6.04(t),

(d) any Indebtedness permitted under ~~Section~~Sections 6.01(b) ~~or~~, 6.01(c) or 6.01(u),

(e) any Restricted Payment permitted by Section 6.08,

(f) the payment of reasonable fees to directors of any Loan Party or any Restricted Subsidiary who are not employees of such Loan Party or any Restricted Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Loan Parties or their Restricted Subsidiaries in the ordinary course of business, ~~and~~

(g) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Loan Party’s board of directors~~.~~,

(h) transactions necessary to consummate the Take-Private Transaction,

(i) notwithstanding and without reference to the Dollar de minimis amount referenced in the preamble to this Section 6.09:

(i) the payment of indemnification and similar amounts to, and reimbursement of expenses to, the Sponsor, ParentCo, HoldCo or Merger Sub and its officers, directors, employees and Affiliates, in each case, approved by, or pursuant to arrangements approved by, the disinterested members of the Company’s board of directors in good faith,

(ii) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to future, present or former employees, officers, directors, managers, consultants or independent contractors or guarantees in respect thereof for bona fide business purposes or in the ordinary course of business or consistent with industry practice,

(iii) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of ParentCo, HoldCo, Merger Sub, any Borrower, or any Subsidiary, and

(iv) any payment of compensation or other employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers current, former or future officers, directors, employees, managers, consultants and independent contractors of ParentCo, HoldCo, Merger Sub, any Borrower, or any Subsidiary,

(j) the payment of fees and compensation paid to, and indemnities and reimbursements and employment and severance arrangements provided to, or on behalf of or for the benefit of, present, future or former employees, directors, officers, members of management, consultants or independent contractors of any Borrower, any parent or any Restricted Subsidiary, in each case, in the ordinary course of business and, if applicable, consistent with past practice,

(k) the existence of, or the performance by any Borrower or any Restricted Subsidiary of its obligations under the terms of, any equity holders agreement or the equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Effective Time and any amendment thereto and, similar agreements or arrangements that it may enter into thereafter; provided that the existence of, or the performance by any Borrower or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or arrangement or under any similar agreement or arrangement entered into after the Effective Time will only be permitted by this clause (k) to the extent that the terms of any such amendment or new agreement or arrangement are not otherwise materially disadvantageous in the good faith judgment of the board of directors of the Company to the Lenders, when taken as a whole, as compared to the original agreement or arrangement in effect at the Effective Time,

(l) payments by any Borrower or any Restricted Subsidiary made for any financial advisory, consulting, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are, reasonable and documented, incurred in the ordinary course of business, and approved by, or made pursuant to arrangements approved by, a majority of the disinterested members of the board of directors of the Company in good faith,

(m) transactions permitted by, and complying with, Section 6.03 solely for the purpose of reorganizing to facilitate any initial public offering of securities of ParentCo, HoldCo, or the Company, and

(n) transactions undertaken in good faith (as determined by the Administrative Agent in good faith) for the purposes of improving the consolidated tax efficiency of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and its Subsidiaries and not for the purpose of circumventing Articles V and VII, so long as such transactions, when taken as a whole, do not materially impair the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, when taken as a whole, in each case, as determined by the Administrative Agent in good faith.

SECTION 6.10. Restrictive Agreements. No Loan Party will, nor will it permit any Restricted Subsidiary to, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Administrative Agent to secure the Secured Obligations, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any Equity Interests or to make or repay loans or advances to any Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of any Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any applicable law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to such assets or the Restricted Subsidiary that is to be sold and, in each case, such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof ~~and~~, (vi) clause (b) of the foregoing shall not apply to restrictions imposed by any agreement governing Indebtedness entered into after the Effective Date and permitted under Section 6.01(q) that are, at the time such agreement in entered into, taken as a whole, in the good faith judgment of the Borrower, not materially more restrictive with respect to the Company (or, after the consummation of the Take-Private

Transaction, HoldCo) or any Restricted Subsidiary than (x) customary market terms for Indebtedness of such type or (y) the restrictions contained in this Agreement~~.~~, and (vii) the foregoing shall not apply to restrictions and conditions existing at the time any Person becomes a Restricted Subsidiary (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition); provided that such restriction or condition was not created in contemplation of such Person becoming a Restricted Subsidiary.

SECTION 6.11. Amendment of Material Documents. No Loan Party will, nor will it permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any ~~Subordinated Indebtedness~~Restricted Debt, (b) any Original Restatement Date Acquisition ~~Document~~Agreement , (c) the HISCO Acquisition Agreement, (d) the documentation governing any Indebtedness (other than the Secured Obligations) subject to an Applicable Intercreditor Agreement if such amendment is not expressly permitted by the Applicable Intercreditor Agreement ~~or~~, (e) its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, or (f) the Sponsor Management Agreement, in each case, to the extent any such amendment, modification or waiver would be materially adverse to the Lenders.

SECTION 6.12. Financial Covenants.

(a) Interest Coverage Ratio. The Company (or, after the consummation of the Take-Private Transaction, HoldCo) will not permit the Interest Coverage Ratio, for any period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ending on the last day of any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) (commencing with the last day of the first fiscal quarter ending ~~December 31, 2025~~after the First Amendment Date), to be less than ~~2.75~~2.00 to 1.00.

(b) Total Net Leverage Ratio. The Company (or, after the consummation of the Take-Private Transaction, HoldCo) will not permit the Total Net Leverage Ratio~~, on the last day of any fiscal quarter of the Company ending on or after December 31, 2025, to be greater than (i) 4.25 to 1.00 as of the end of each fiscal quarter of the Company ending on or after December 31, 2025 but prior to June 30, 2027 and (ii) 4.00 to 1.00 as of the end of each fiscal quarter of the Company ending on or after June 30, 2027;~~ :

(i) on the last day of any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ending (A) on or after the First Amendment Date but prior to December 31, 2026, to be greater than 4.50 to 1.00, (B) on or after December 31, 2026 but prior to June 30, 2027, to be greater than 4.25 to 1.00 and (C) on or after June 30, 2027, to be greater than 4.00 to 1.00; provided that this clause (i) shall cease to apply upon the occurrence of the either the Alternate Funding Date or the Covenant Ratchet Date;

(ii) on the last day of any fiscal quarter of HoldCo ending (A) on or after the Alternate Funding Date but prior to March 31, 2028, to be greater than 5.25 to 1.00, (B) on or after March 31, 2028 but prior to September 30, 2028, to be greater than 5.00 to 1.00, (C) on or after September 30, 2028 but prior to March 31, 2029, to be greater than 4.75 to 1.00, (D) on or after March 31, 2029 but prior to September 30, 2029, to be greater than 4.50 to 1.00, (E) on or after September 30, 2029 but prior to March 31, 2030, to be greater than 4.25 to 1.00, and (F) on or after March 31, 2030, to be greater than 4.00 to 1.00; provided that, for the avoidance of doubt, this clause (ii) shall only apply upon and following the occurrence of the Alternate Funding Date (solely to the extent that the Covenant Ratchet Date shall not have occurred at such time) and shall cease to apply upon the occurrence of the Covenant Ratchet Date;

(iii) on the last day of any fiscal quarter of HoldCo ending on or after the Covenant Ratchet Date (A) 6.00 to 1.00 as of the end of each fiscal quarter of HoldCo ending on or after the Covenant Ratchet Date but prior to the last day of the fifth (5th) fiscal quarter following the Covenant Ratchet Date, (B) 5.75 to 1.00 as of the end of each fiscal quarter of HoldCo ending on or after the last day of the fifth (5th) fiscal quarter following the Covenant Ratchet Date but prior to the last day of the seventh (7th) fiscal quarter following the Covenant Ratchet Date and (C) 5.50 to 1.00 as of the end of each fiscal quarter of HoldCo ending on or after the last day of the seventh (7th) fiscal quarter following the Covenant Ratchet Date;

~~(b)~~ provided that, in no event on more than two occasions after the First Amendment Date and prior to the Maturity Date and only to the extent that no Event of Default has then occurred and is continuing, upon the written request of the Borrower Representative delivered to the Administrative Agent in connection with any Material Acquisition, the maximum Total Net Leverage Ratio permitted under Section 6.12(b)(i) ~~or~~, (ii) or (iii), as applicable, for each of the four fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ending immediately following the consummation date of such Material Acquisition shall be increased by up to 0.50 to 1.00 as requested in writing by the Company (any such period of four consecutive fiscal quarters being referred to as a “Total Net Leverage Ratio Adjustment”); provided~~, further, however, that such Total Net Leverage Ratio Adjustment shall occur (a) only twice during the term of this Agreement and (b) only to the extent that no Event of Default has then occurred and is continuing; provided~~ that, ~~that~~ in no event shall the Total Net Leverage Ratio be increased to a ratio greater than ~~0.50~~6.00 to 1.00 ~~greater than the then applicable covenant level as determined pursuant to clauses (i) and (ii) of this Section 6.12(b) (without giving effect to the provisos set forth herein)~~ as a result of a Total Net Leverage Ratio Adjustment; provided further that, the Borrower Representative may not elect a new Total Net Leverage Ratio Adjustment for at least one fiscal quarter following the end of a period of four fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) for which a Total Net Leverage Ratio Adjustment applied. Promptly following receipt of notice from the Borrower Representative of its election to give effect to a Total Net Leverage Ratio Adjustment, the Administrative Agent shall give written notice of the Total Net Leverage Ratio Adjustment to the Lenders, and this Agreement shall be automatically amended, without any further action by any party, to reflect such Total Net Leverage Ratio Adjustment.

(c) Secured Net Leverage Ratio. The Company (or, after the consummation of the Take-Private Transaction, HoldCo) will not permit the Secured Net Leverage Ratio, on the last day of any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) ending on or after the Covenant Ratchet Date, to be greater than 3.50 to 1.00.

SECTION 6.13. Holding Company. HoldCo will not engage at any time in any business or business activity other than (i) its direct ownership of the Equity Interests of the Company (but not direct ownership of Equity Interests of any other Person), (ii) the performance of its obligations under the Loan Documents, (iii) engaging in activities and transactions expressly permitted under this Agreement and the other Loan Documents (including the Take-Private Transaction), (iv) the maintenance of its and its Subsidiaries’ legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (v) the performance of obligations under the Take-Private Transaction Merger Agreement,

(vi) the entry into, and performance of their obligations with respect to, contracts and other arrangements with officers, directors, employees, managers, partners, consultants or independent contractors of HoldCo or any of its Subsidiaries relating to their employment or directorships (including the providing of indemnification to such persons) to the extent expressly permitted under this Agreement, (vii) complying with applicable law (including holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain their separate organizational structure or to comply with applicable law), and (viii) activities incidental to any of the foregoing.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. Any of the following events shall constitute an “Event of Default”:

(a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Restricted Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08 or 5.14 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in Section 7.01(a), (b) or (d) above), and such failure shall continue unremedied for a period of (i) 5 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.06 or 5.13 of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document;

(f) any Loan Party or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace or cure periods) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05;

(h) an involuntary case or proceeding shall be commenced under any Insolvency Law or an involuntary petition shall be filed (including the filing of any notice of intention in respect thereof) seeking (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations, (ii) the composition, rescheduling, reorganization, arrangement or readjustment of or other relief or stay of proceedings to enforce in respect of a Loan Party or Restricted Subsidiary or some or all of its debts, or of all or a substantial part of its assets, under any Insolvency Law now or hereafter in effect or (iii) the appointment of a receiver, trustee, interim receiver, receiver and manager, liquidator, administrator, custodian, sequestrator, conservator or similar official for any Loan Party or any Restricted Subsidiary or for all or a substantial part of its assets, and, in any such case, such proceeding, case or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Loan Party or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or case or file any petition or application seeking liquidation, reorganization or other relief under any Insolvency Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding, case or petition described in Section 7.01(h), (iii) apply for or consent to the appointment of or the taking of possession by, a receiver, trustee, interim receiver, receiver and manager, liquidator, administrator, custodian, sequestrator, conservator, agent or similar official for such Loan Party or Restricted Subsidiary of any Loan Party or of all or a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make an assignment or a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) any Loan Party or any Restricted Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally, to pay its debts as they become due, or any Canadian Loan Party shall become an “insolvent person” as defined in the Bankruptcy and Insolvency Act (Canada);

(k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000, (to the extent not covered by insurance as to which the insurer has been notified of such judgment or order and has not denied coverage thereof) shall be rendered against any Loan Party, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Restricted Subsidiary to enforce any such judgment or any Loan Party or any Restricted Subsidiary shall fail within sixty (60) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(l) an ERISA Event or Canadian Pension Event shall have occurred that, in the opinion of the Required Lenders, either alone when taken together with all other ERISA Events and Canadian Pension Events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Restricted Subsidiaries in an aggregate amount exceeding $50,000,000;

(m) a Change in Control shall occur;

(n) the Loan Guaranty shall fail to remain in full force or effect (other than pursuant to the terms hereof or thereof) or a Loan Party shall take any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect;

(o) except as permitted by the terms of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien (other than Permitted Encumbrances);

(p) any Collateral Document shall fail to remain in full force or effect (other than pursuant to the terms hereof or thereof) or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or

(q) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms).

SECTION 7.02. Remedies.

(a) If any Event of Default shall occur, then, and in every such event (other than an event with respect to any Borrower described in Section 7.01(h) or (i)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, (including the Swingline Commitment), whereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other Secured Obligations, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof and (iv) exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Loan Documents and applicable law; and in the case of any event with respect to any Borrower described in Section 7.01(h) or (i), the Commitments (including the Swingline Commitment) shall automatically terminate and the principal of the Loans then outstanding, and cash collateral for the LC Exposure, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other Secured Obligations, shall automatically become due and payable and the obligations of the Borrowers to cash collateralize the LC Exposure as provided in clause (iii) above shall automatically become effective, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

(b) In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, the Administrative Agent on behalf of the Secured Parties may exercise all rights and remedies of a secured party under the UCC, PPSA or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by each Borrower on behalf of itself and its Restricted Subsidiaries to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Lenders, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by each Borrower on behalf of itself and its Restricted Subsidiaries to the extent permitted by applicable law. Each Borrower further agrees on behalf of itself and its Restricted Subsidiaries, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of any Borrower, another Loan Party or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7.02, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the obligations of the Loan Parties under the Loan Documents, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the UCC, need the Administrative Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, each Borrower on behalf of itself and its Restricted Subsidiaries waives all Liabilities it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document but subject to the immediately succeeding proviso, during the Certain Funds Period neither the Administrative Agent nor any Lender shall exercise any rights or remedies under Section 7.02 (or under any other provisions of the Loan Documents) available during the continuance of any Event of Default (other than any Event of Default under Section 7.01(a), (b), (h) or (i)) that would affect, in any manner, the availability of the Loans and Commitments hereunder and, during such period and notwithstanding the continuance of any Event of Default (other than any Event of Default under Section 7.01(a), (b), (h) or (i)), each Revolving Lender will be required to fund any Revolving Loans requested subject to the satisfaction of the conditions of, but otherwise in accordance with, the provisions of Section 4.03 at the time, in the amounts and in the manner so requested; provided that nothing contained in this clause (c) shall prohibit the Administrative Agent or any Lender from exercising during the Certain Funds Period any rights or remedies under Section 7.02 (or under any other provisions of the Loan Documents) available during the continuance of any Event of Default under Section 7.01(a), (b), (h) or (i); provided further that, following the expiration of the Certain Funds Period, the prohibition on enforcement set forth in this clause (c) shall immediately terminate and any Event of Default (other than any Event of Default under Section 7.01(a), (b), (h) or (i)) that occurred during the Certain Funds Period shall (unless otherwise cured or waived in accordance with the Loan Documents) be reinstated and shall constitute an immediate Event of Default and the Administrative Agent and each Lender may thereafter exercise any rights or remedies under Section 7.02 (or under any other provisions of the Loan Documents) available during the continuance of such Event of Default that occurred during the Certain Funds Period.

SECTION 7.03. Equity Cure.

(a) Notwithstanding anything to the contrary contained in this Article VII, for purposes of determining whether any Default or Event of Default under the covenants set forth in Section 6.12 has occurred with respect to any fiscal quarter at any time after the end of such fiscal quarter until the expiration of the tenth (10th) Business Day after the date on which financial statements are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, with respect to such fiscal quarter (with respect to the applicable fiscal quarter, the “Cure Expiration Date”), the Company (or, after the consummation of the Take-Private Transaction, HoldCo) may issue Qualified Stock and apply the net cash proceeds of such issuance (a “Specified Equity Contribution”) to increase EBITDA with respect to such fiscal quarter (with respect to any fiscal quarter the “Cure Right”); provided that (i) such net cash proceeds are actually received by the Company as cash common equity no later than the Cure Expiration Date for the applicable fiscal quarter, (ii) such proceeds are Not Otherwise Applied and (iii) the Company shall have provided notice to the Administrative Agent on the date such amounts are actually received by the Company in connection with a Cure Right and designated as a “Specified Equity Contribution” (it being understood that to the extent such notice is provided in advance of delivery of a Compliance Certificate for the applicable fiscal quarter, the amount of such net cash proceeds that is designated as the Specified Equity Contribution may be lower than specified in such notice to the extent that the amount necessary to cure any Event of Default under the covenants set forth in Section 6.12 is less than the full amount of such originally designated amount).

(b) The right to obtain a Specified Equity Contribution is subject to the following conditions: (i) no more than two (2) Specified Equity Contributions may be made in any period of four consecutive fiscal quarters of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), (ii) no more than five (5) Specified Equity Contributions will be made in the aggregate during the term of this Agreement, (iii) the net cash proceeds of any Specified Equity Contribution shall be no more than the amount required to cause the Company (or, after the consummation of the Take-Private Transaction, HoldCo) to be in compliance on a pro forma basis with Section 6.12 for the applicable fiscal quarter, (iv) there shall be no pro forma reduction in Indebtedness (including by way of “netting”) with the proceeds of any Specified Equity Contribution for determining compliance with Section 6.12 for the fiscal quarter in respect of which the Cure Right is being exercised, (v) all Specified Equity Contributions shall only be included in EBITDA for purposes of determining compliance with Section 6.12 and for no other reason (for the avoidance of doubt, all Specified Equity Contributions shall be disregarded for purposes of determining pricing, financial covenant or financial ratio based conditions (including the determination of compliance with the financial covenants set forth in Section 6.12 on a pro forma basis in connection with the utilization of any basket or exception or the taking of any action), Available Amount, baskets with respect to covenants contained in the Loan Documents and all other purposes), and (vi) following delivery to the Administrative Agent of any written notice from the Company indicating an intent to make a Specified Equity Contribution with respect to any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), until the Specified Equity Contribution is made for such fiscal quarter, no Loans shall be required to be made under this Agreement and no Letters of Credit shall be required to be issued, amended or extended.

(c) Notwithstanding anything to the contrary contained in Section 7.01 or 7.02, (i) upon receipt of the proceeds of a Specified Equity Contribution by the Company (or, after the consummation of the Take-Private Transaction, HoldCo) in respect of any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo) and prior to the Cure Expiration Date therefor, the covenants set forth in Section 6.12 for such fiscal quarter shall be deemed satisfied and complied with as of the end of such fiscal quarter with the same effect as though there had been no failure to comply with Section 6.12 for such fiscal quarter and any Default related to any failure to comply with Section 6.12 as of the end of such fiscal quarter (and any other Default arising solely as a result thereof) shall be deemed not to have occurred for any purpose under the Loan Documents and (ii) following delivery to the Administrative Agent of any notice indicating an intent to make a Specified Equity Contribution for any fiscal quarter of the Company (or, after the consummation of the Take-Private Transaction, HoldCo), unless the Administrative Agent has received a written notice from the Company (or, after the consummation of the Take-Private Transaction, HoldCo) of its intent not to make a Specified Equity Contribution and exercise its rights under this Section 7.03 prior to the Cure Expiration Date for such fiscal quarter, neither the Administrative Agent nor any Lender shall exercise any rights or remedies under Section 7.02 (or under any other provisions of the Loan Documents) available during the continuance of any Event of Default based solely on the basis of any actual or purported failure to comply with Section 6.12 until such failure is not cured with the proceeds of a Specified Equity Contribution on or prior to the Cure Expiration Date for such fiscal quarter.

ARTICLE VIII

The Administrative Agent

SECTION 8.01. Authorization and Action.

(a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.

(b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan

Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent, the Arrangers and the Co-Syndication Agents are commercial in nature and not to invest in the general performance or operations of the Borrowers. Without limiting the generality of the foregoing:

(i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank, any other Secured Party or holder of any other Secured Obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby;

(ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of Canada (or any province or territory thereof), or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and

(iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;

(d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

(e) None of any Arranger or any Co-Syndication Agent shall have any obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

(f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign Insolvency Law or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.

(g) Each of the Lenders and each of the Issuing Banks irrevocably authorizes and instructs the administrative Agent to enter into subordination or intercreditor agreements (including any Applicable Intercreditor Agreement) with respect to Indebtedness to the extent the Administrative Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement, together with (A) any immaterial changes and (B) material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes within five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof, in each case in form and substance reasonably satisfactory to the Administrative Agent (it being understood that junior Liens are not required to be pari passu with other junior Liens, and that Indebtedness secured by junior Liens may be secured by Liens that are pari passu with, or junior in priority to, other Liens that are junior to the Liens securing the ~~initial~~Initial Term Loans). Each Secured Party hereby agrees that the Administrative Agent may enter into any intercreditor agreement and/or subordination agreement pursuant to, or contemplated by, the terms of this Agreement (including with respect to Indebtedness permitted pursuant to Section 6.01, any applicable Liens on Collateral permitted pursuant to Section 6.02 and, in each case, together with the defined terms referenced therein) on its behalf and agrees to be bound by the terms thereof and, in each case, consents and agrees to the appointment of the Administrative Agent (or its affiliated designee, representative, agent or successor) on its behalf as collateral agent (like term of similar import), respectively, thereunder. Each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any applicable intercreditor agreement (if entered into) and (b) hereby authorizes and instructs the Administrative Agent to enter into, if applicable, any intercreditor agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements (subject, if applicable, to the last sentence of Section 9.02(b)), and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof).

(h) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.

(a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder.

(b) The Administrative Agent shall be deemed not to have knowledge of any (x) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by a Borrower, or (y) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrowers, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, (vi) the creation, perfection or priority of Liens on the Collateral or (vii) compliance by Affiliate Lenders with the terms hereof relating to Affiliate Lenders. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liability, loss, cost or expense suffered by any Borrower, any other Loan Party, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank, or any Exchange Rate or calculation of any Dollar Equivalent.

(c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

(d) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

SECTION 8.03. Posting of Communications.

(a) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(e) Each of the Lenders, each of the Issuing Banks and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 8.04. The Administrative Agent Individually . With respect to its Commitment, Loans including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 8.05. Successor Administrative Agent.

(a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in the United States or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

(b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower Representative, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.06. Acknowledgements of Lenders and Issuing Banks.

(a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Co-Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Co-Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder.

(c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.

(ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii) The Borrowers and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party.

(iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

(d) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

(e) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party.

SECTION 8.07. Collateral Matters.

(a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

(c) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

SECTION 8.08. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the

Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.09. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and each Co-Syndication Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Section VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) and (k) of Section I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Section I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger, each Co-Syndication Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger, any Co-Syndication Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender in connection with the Loans, the Letters of Credit, the Commitments or this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(b) The Administrative Agent, each Arranger and each Co-Syndication Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 8.10. Flood Laws. JPMorgan has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMorgan, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMorgan reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

SECTION 8.11. Quebec Security. Without limiting the generality of any provisions of this Agreement, each Lender hereby appoints and designates the Administrative Agent (or any successor thereto), as part of its duties as Administrative Agent, to act on behalf of each of the Secured Parties as the hypothecary representative within the meaning of article 2692 of the Civil Code of Québec in order to hold any hypothec granted under the laws of the Province of Québec as security for any of the Obligations pursuant to any deed of hypothec and to exercise such rights and duties as are conferred upon a hypothecary representative under the relevant deed of hypothec and applicable laws (with the power to delegate any such rights or duties). Any Person who becomes a Lender or any successor Administrative Agent shall be deemed to have consented to and ratified the foregoing appointment of the Administrative Agent as hypothecary representative, on behalf of all Secured Parties. For greater certainty, the Administrative Agent, acting as hypothecary representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Administrative Agent in this Agreement, which shall apply mutatis mutandis.

SECTION 8.12. Borrower Communications.

(a) The Administrative Agent, the Lenders and the Issuing Banks agree that, pursuant to procedures approved by the Administrative Agent, the Borrowers may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). As used in this Section 8.12, “Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrowers to the Administrative Agent through an Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Administrative Agent.

(b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each Lender, each Issuing Bank, and each Borrower acknowledges and agrees that (i) the distribution of material through an electronic medium is not necessarily secure, (ii) the Administrative Agent is not responsible for approving or vetting administrators, representatives, or contacts of the Borrowers added to the Approved Borrower Portal, and (iii) there may be confidentiality and other risks associated with such distribution. Each Lender, each Issuing Bank, and each Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.

(c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

(d) Each of the Lenders, each of the Issuing Banks and each of the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(e) Nothing herein shall prejudice the right of each Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows:

(i)	if to any Loan Party, to it in care of the Borrower Representative at:

Distribution Solutions Group, Inc., a Delaware corporation

8770 W. Bryn Mawr Ave., Suite 900

Chicago, IL 60631

Attention: Ron Knutson, Chief Financial Officer

Email address: [***]

With a copy to (which shall not constitute notice):

Mayer Brown LLP

71 S. Wacker Drive

Chicago, IL 60606

Attn: ~~Jennifer Kratochvil~~Fred C. Fisher; Adam C. Wolk; Brian M. Kent

(ii)	if to the Administrative Agent or the Swingline Lender:

JPMorgan Chase Bank, N.A.

131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: Loan and Agency Servicing

Email: On File with the Borrower Representative and the Lenders

Agency Withholding Tax Inquiries:

Email: [***]

Agency Compliance/Financials/Intralinks:

Email: ~~[***]~~[***]

In the case of a notification of the DQ List:

Email: [***]

(iii)	if Issuing Bank:

JPMorgan Chase Bank, N.A.

131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: LC Agency Team

Tel: 800-364-1969

Fax: 856-294-5267

Email: On File with the Borrower Representative and the Lenders

With a copy to:

JPMorgan Chase Bank, N.A.

131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: Loan and Agency Servicing

Email: On File with the Borrower Representative and the Lenders

(iv)	if to the collateral agent:

JPMorgan Chase Bank, N.A.

131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: LC Agency Team

Tel: 16022212942

Email: On File with the Borrower Representative and the Lenders

(v) if to any other Lender or Issuing Bank, to it at its address or email address set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through any Electronic Systems or Approved Electronic Platform or Approved Borrower Portal, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph (b).

(b) Notices and other communications to any Loan Party or the Lenders, the Administrative Agent or the Issuing Bank hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platform or Approved Borrower Portal, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(c) unless otherwise provided for in such provisions or agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic

Systems or an Approved Electronic Platform or Approved Borrower Portal, as applicable, and in each case pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or a communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

SECTION 9.02. Waivers; Amendments.

(a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Except as provided in Section 2.09 with respect to any Incremental Facility Amendment or modification of the Commitment Schedule, and subject to Sections 2.14(b) and (c) and Sections 9.02(c) and (e) and the last sentence of this clause (b), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (B) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (except that any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (B)), (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (other than, in each case, any prepayment required to be made pursuant to Section 2.11(c)), (D) change Section 2.09(d) or Section 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the order in which payments are applied or the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender and any Affiliate Lender), (E) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender and any Affiliate Lender) directly affected thereby (it being understood that, solely with the consent of the parties prescribed by Section 2.09 to be parties to an Incremental Facility Amendment, Incremental Term Loans and additional Revolving Commitments may be included in the determination of Required Lenders on substantially the same basis as the initial Commitments and Loans are included on the Effective Date), (F) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender and any Affiliate Lender), (G) release any Guarantor from its obligation under its Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender and any Affiliate Lender), (H) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral without the written consent of each Lender (other than any Defaulting Lender and any Affiliate Lender), (I) change the definition of “Alternative Currency” without the written consent of each Revolving Lender or (J) except as provided in clause (c) of this Section, other than in connection with the incurrence of debtor-in-possession financing (or similar financing arrangements in insolvency proceedings in non-U.S. jurisdictions), subordinate, or have the effect of subordinating, (x) the Liens on the Collateral securing any of the Obligations to the Liens securing any other Indebtedness or other obligations or (y) any Obligations in contractual right of payment to any other Indebtedness or other obligations (any such other Indebtedness or other obligations, to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in either the case of subclause (x) or (y), unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of no fewer than five (5) Business Days after such adversely affected Lender receives such written offer; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lender or the Issuing Bank hereunder without the prior written consent of the Administrative Agent, the Swingline Lender or the Issuing Bank, as the case may be (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent, the Swingline Lender and the Issuing Bank); provided further that no such agreement shall amend or modify the provisions of Section 2.06 or any letter of credit application and any bilateral agreement between the Borrower Representative and the Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrowers and the Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, no Lender consent (other than that of the Administrative Agent) is required with respect to entry into, or to effect any amendment or supplement to any Applicable Intercreditor Agreement with respect to any Indebtedness contemplated or otherwise permitted hereunder, or any amendment or supplement thereto (i) that is for the purpose of adding the holders of Indebtedness governed thereby as parties thereto, as expressly contemplated by the terms of such Applicable Intercreditor Agreement (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor or subordination agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lenders), or (ii) that is expressly contemplated by any Applicable Intercreditor Agreement.

(c) The Lenders and the Issuing Bank hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Restricted Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty provided by such Restricted Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that the Administrative Agent may, in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $500,000 during any calendar year without the prior written authorization of the Required Lenders and may release liens on Collateral in connection with a transaction permitted by this Agreement (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower Representative as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. In addition, each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, irrevocably authorizes the Administrative Agent, at its option and in its discretion, (i) to subordinate any Lien on any assets granted to or held by the Administrative Agent under any Loan Document to the holder of any “purchase money” Lien on such property that is permitted by Section 6.02 or (ii) in the event that the Company shall have advised the Administrative Agent that, notwithstanding the use by the Borrowers of commercially reasonable efforts to obtain the consent of such holder (but without the requirement to pay any sums to obtain such consent) to permit the Administrative Agent to retain its liens (on a subordinated basis as contemplated by clause (i) above), the holder of such “purchase money” Indebtedness permitted hereunder requires, as a condition to the extension of such credit, that the Liens on such assets granted to or held by the Administrative Agent under any Loan Document be released, to release the Administrative Agent’s Liens on such assets.

(d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity (other than any Ineligible Institution) which is reasonably satisfactory to the Borrowers, the Administrative Agent and, if such assignee shall assume any Revolving Commitment or Revolving Exposure, the Swingline Lender and the Issuing Bank shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that (x) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

(e) Notwithstanding anything to the contrary herein (i) the Administrative Agent may, with the consent of the Borrower Representative only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency and (ii) any fee letter may be amended solely with the written consent of the parties thereto.

SECTION 9.03. Expenses; Indemnity; Damage Waiver.

(a) The Loan Parties, jointly and severally, shall pay all (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent (but limited to one counsel for Administrative Agent and the Lenders in each applicable jurisdiction (except in the case of a conflict of interest between the Lenders, in which case, one additional counsel for each Lender similarly situated in respect of such conflict of interest shall be allowed)), in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System or Approved Electronic Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender (but limited to one counsel for the Administrative Agent, the Issuing Bank and the Lenders in each applicable jurisdiction (except in the case of a conflict of interest between any such parties, in which case, one additional counsel for each such party similarly situated in respect of such conflict of interest shall be allowed)), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit (including the out-of-pocket fees, charges and disbursements of other advisors and professionals engaged by the Administrative Agent and, to the extent no Event of Default has occurred and is continuing, approved by the Borrower Representative). Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with:

(A) during the existence of an Event of Default, appraisals and insurance reviews;

(B) during the existence of an Event of Default, field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination;

(C) fees and other charges for (i) lien searches and (ii) filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;

(D) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take following a request to take such action by the Administrative Agent or the Required Lenders and after the Loan Parties have had a reasonable opportunity to take such action; and

(E) during the existence of an Event of Default, forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

(b) The Loan Parties, jointly and severally, shall indemnify the Administrative Agent, each Arranger, each Co-Syndication Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) any act or omission of the Administrative Agent in connection with the administration of the Loan Documents or the credit facilities provided for herein or (v) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to (i) have resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee or (ii) have resulted from disputes solely among the Indemnitees (other than against any Arranger, any Co-Syndication Agent or the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such) and not arising out of any act or omission of any Borrower or any of its Affiliates. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent, the Swingline Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent-Indemnitee harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified Liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, obligations, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations.

(d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against the Administrative Agent, any Arranger, any Co-Syndication Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”), (i) for any Liabilities arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) for any Liabilities, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify a Lender-Related Person against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns

. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower Representative, provided that, the Borrower Representative shall be deemed to have consented to an assignment of all or a portion of the Loans and Commitments unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, and provided further that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender (other than a Defaulting Lender), an Approved Fund or, if an Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing, any other assignee;

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of (x) any Revolving Commitment or Revolving Loan to an assignee that is a Lender (other than a Defaulting Lender) with a Revolving Commitment immediately prior to giving effect to such assignment and (y) all or any portion of a Term Loan or Term Loan Commitment to a Lender, an Affiliate of a Lender or an Approved Fund;

(C) the Issuing Bank; provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan or Term Loan Commitment; and

(D) the Swingline Lender; provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan or Term Loan Commitment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund, or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of a Revolving Commitment or Revolving Loans) or $1,000,000 (in the case of a Term Loan Commitment or Term Loans) unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Parent, (c) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, with respect to clause (c), such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Loans or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business; provided that upon the occurrence and during the continuance of an Event of Default, any Person (other than a Lender) shall be an Ineligible Institution if after giving effect to any proposed assignment to such Person, such Person would hold more than 25% of the then outstanding Aggregate Revolving Exposure or Commitments, as the case may be, (d) except as otherwise permitted under Section 9.04(f) or (g), as applicable, a Loan Party or a Subsidiary or other Affiliate of a Loan Party, or (e) a Disqualified Institution.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Swingline Lender or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Sections 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower Representative and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17 with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement, notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Disqualified Institutions.

(i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or grant a participation in all or a portion of its rights and obligations under this Agreement to such Person (unless the Company has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a written supplement to the list of “Disqualified

Institutions” referred to in, the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant and (y) the execution by the Company of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (e)(i) shall not be void, but the other provisions of this clause (e) shall apply.

(ii) If any assignment or participation is made to any Disqualified Institution without the Company’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Company may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Persons (other than an Ineligible Institution) at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case, plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

(iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions to whom an assignment or participation is made in violation of clause (i) above (A) will not have the right to (x) receive information, reports or other materials provided to Lenders by the Company~~,~~ (or, after the consummation of the Take-Private Transaction, HoldCo), the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan of reorganization, (2) if such Disqualified Institution does vote on such plan of reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other applicable laws or Insolvency Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan of reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other applicable laws or Insolvency Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv) The Administrative Agent shall have the right, and the Company hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Company and any updates thereto from time to time (collectively, the “DQ List”) on an Approved Electronic Platform, including that portion of such Approved Electronic Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender or potential Lender requesting the same.

(f) Affiliate Lenders.

(i) Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion of its Term Loans hereunder to any Affiliate Lender (including any Debt Fund Affiliate), but only if:

(A) (x) such assignment is made pursuant to a Dutch Auction open to all Lenders holding Term Loans of the specified Class on a pro rata basis or (y) such assignment is made as an open market purchase on a non-pro rata basis, in each case, in accordance with customary procedures to be mutually agreed between the Company and the Auction Agent;

(B) no Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing or would result therefrom;

(C) the assigning Lender and Affiliate Lender or Debt Fund Affiliate purchasing such Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit F hereto (an “Affiliate Lender Assignment and Assumption”) in lieu of an Assignment and Assumption, and the Administrative Agent shall be under no obligation to record such assignment in the Register, as applicable until three (3) Business Days after receipt of such notice;

(D) after giving effect to such assignment, Affiliate Lenders (other than Debt Fund Affiliates) shall not, in the aggregate, own or hold Term Loans with an aggregate principal amount in excess of ~~20~~25% of the principal amount of all Term Loans, Incremental Term Loans, or any refinancing of any thereof, in each case, then outstanding (calculated as of the date of such purchase) (such percentage, the “Affiliate Lender Cap”); provided that each of the parties hereto agrees and acknowledges that the Administrative Agent shall not be liable for any Liabilities, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this paragraph (D) or any purported assignment exceeding the Affiliate Lender Cap;

(E) such Affiliate Lender (excluding any Debt Fund Affiliates) shall agree, notwithstanding anything in this Agreement or the other Loan Documents to the contrary, that if a proceeding under any Debtor Relief Law shall be commenced by or against the Company or any other Loan Party at a time when such Lender is an Affiliate Lender, such Affiliate Lender irrevocably authorizes and empowers the Administrative Agent to vote in connection with any plan of reorganization on behalf of such Affiliate Lender with respect to the Term Loans held by such Affiliate Lender in the same proportion as Lenders that are not Affiliate Lenders; provided that such Affiliate Lender shall be entitled to vote in accordance with its sole discretion (and not be deemed to vote in the same proportion as Lenders that are not Affiliate Lenders) to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliate Lender in a disproportionately adverse manner to such Affiliate Lender than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliate Lenders or deprives such Affiliate Lenders of its pro rata share of any payment to which all Lenders of the same Class are entitled;

(F) such Affiliate Lender (other than Debt Fund Affiliates) shall (x) at the time of such assignment state that it is an Affiliate Lender, (y) all times thereafter be subject to the voting restrictions specified in Section 9.02 and (z) at the time of any sale by it of any portion of such Term Loans (other than a sale to another Affiliate Lender), affirm that it is an Affiliate Lender;

(G) (i) such Affiliate Lenders (other than Debt Fund Affiliates) shall not have any right to attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any other Lender to which representatives of the Borrowers are not then present and (ii) Affiliate Lenders (other than Debt Fund Affiliates) shall not have any right to receive any information or material prepared by the Administrative Agent or any other Lender or any communication by or among the Administrative Agent and one or more other Lenders, except to the extent such information or materials have been made available to the Borrowers or their representatives, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II;

(H) such Affiliate Lender or Debt Fund Affiliate, as applicable, shall either (I) make a representation to the selling Lender that it does not possess material non-public information with respect to the Borrowers and their Subsidiaries or the securities of any of them that has not been disclosed to the Lenders generally (other than Lenders who elect not to receive such information) or (II) disclose that it cannot make such representation, in which case, the applicable assigning Lender shall be deemed to expressly re-make the acknowledgement set forth in clause (iii) below in connection with such assignment; and

(I) proceeds of Revolving Loans may not be used to finance such assignment.

(ii) Notwithstanding anything to the contrary herein, any Affiliate Lender that has purchased Term Loans pursuant to this Section 9.04(f) may in its sole discretion, contribute, directly or indirectly, the principal amount of such Term Loans or any portion thereof, plus all accrued and unpaid interest thereon, to the Borrowers for the purpose of cancelling and extinguishing such Term Loans. Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Term Loans shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrowers and each principal repayment installment with respect to the Term Loans of such Class pursuant to Section 2.10 shall be reduced pro rata by the par value of the aggregate principal amount of Term Loans so contributed (and subsequently cancelled) and (y) the Borrowers shall promptly provide notice to the Administrative Agent of such contribution of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register.

(iii) Each Lender participating in any assignment to Affiliate Lenders acknowledges and agrees that in connection with such assignment, (1) the Affiliate Lenders then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on the Affiliate Lenders or any of their Subsidiaries, the Borrowers or any of their Subsidiaries, the Administrative Agent or any other Agent Indemnitee, made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information, (3) none of the Affiliate Lenders or any of their Subsidiaries, the Borrowers or any of their Subsidiaries shall be required to make any representation that it is not in possession of material non-public information, (4) none of the Affiliate Lenders or its Affiliates, the Borrowers or any of their Subsidiaries or Affiliates, the Administrative Agent or any other Agent Indemnitee shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against any Affiliate Lender or Affiliate thereof, the Borrowers or any of their Subsidiaries or Affiliates, the Administrative Agent and any other Agent Indemnitee, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information and (5) that the material non-public information may not be available to the Administrative Agent or the other Lenders. Each Affiliate Lender and each Debt Fund Affiliate agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it becomes an Affiliate Lender or an Debt Fund Affiliate.

(iv) Notwithstanding anything in Section 9.02 or the definition of “Required Lenders” to the contrary:

(A) for purposes of determining whether the Required Lenders have (x) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom or, subject to Section 9.04(f)(i)(E), any plan of reorganization pursuant to the Bankruptcy Code, (y) otherwise acted on any matter related to any Loan Document, or (z) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliate Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and all Term Loans held by such Affiliate Lenders shall be deemed to have been voted in the same proportion as the allocation of voting by Term Lenders that are not Affiliate Lenders for all purposes of calculating whether the Required Lenders have taken any actions;

(B) Debt Fund Affiliates may not in the aggregate account for more than 25% of the amounts set forth in the calculation of Required Lenders;

(C) notwithstanding the above, Affiliate Lenders and Debt Fund Affiliates shall have the right to vote on any amendment, modification, waiver, consent or other action described in the first proviso to Section 9.02 or otherwise requiring the written consent of each Lender or, if such Affiliate Lenders or Debt Fund Affiliates are directly affected thereby, of each Lender directly affected thereby; and

(D) notwithstanding the above, no amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom may (x) directly affect any Affiliate Lender or Debt Fund Affiliate in its capacity as a Term Lender in a manner that is disproportionate to the effect on any Term Lender of the same Class or (y) deprive such Affiliate Lender or Debt Fund Affiliate of its Applicable Percentage of any payments to which it is entitled, in each case subject to the prior consent of such Affiliate Lender and/or Debt Fund Affiliate, as applicable.

(g) Loan Buybacks.

(i) Notwithstanding anything to the contrary herein, any Lender may assign all or any portion of its Term Loans hereunder to the Company, any other Borrower or any of their Restricted Subsidiaries and, after the consummation of the Take-Private Transaction, HoldCo, but only if:

(A) (x) such assignment is made pursuant to a Dutch Auction open to all Lenders holding Term Loans of the specified Class on a pro rata basis or (y) such assignment is made as an open market purchase on a non-pro rata basis and the aggregate amount of all such open market purchases does not exceed $~~20,000,000~~50,000,000 , in each case, in accordance with customary procedures to be mutually agreed between the Borrowers and the Auction Agent;

(B) no Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing or would result therefrom;

(C) any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by HoldCo, the Company, any other Borrower, or any of their Restricted Subsidiaries;

(D) the Borrowers and their Restricted Subsidiaries do not use the proceeds of any Revolving Loans to acquire such Term Loans;

(E) the aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans purchased by HoldCo, the Company, any other Borrower or any or their Restricted Subsidiaries pursuant to Section 9.04(g) and each principal repayment installment with respect to the Term Loans of such Class pursuant to Section 2.10 shall be reduced pro rata by the par value of the aggregate principal amount of Term Loans so purchased;

(F) HoldCo, the Company, applicable Borrower or Restricted Subsidiary, as the case may be, shall either (I) make a representation to the selling Lender that it does not possess material non-public information with respect to HoldCo, the Company, any other Borrower or their Restricted Subsidiaries or the securities of any of them that has not been disclosed to the Lenders generally (other than Lenders who elect not to receive such information) or (II) disclose that it cannot make such representation, in which case, the applicable assigning Lender shall be deemed to expressly re-make the acknowledgement set forth in clause (G) below;

(G) each Lender participating in any assignment to HoldCo, the Company, applicable Borrower or Restricted Subsidiary, as the case may be, acknowledges and agrees that in connection with such assignment, (1) HoldCo, the Company, applicable Borrower or Restricted Subsidiary, as applicable, then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on the Affiliate Lenders or any of their Subsidiaries, HoldCo, the Company, any other Borrower or any of their Subsidiaries, the Administrative Agent or any other Agent Indemnitee, made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information, (3) none of HoldCo, the Company, any other Borrower nor any of their Subsidiaries shall be required to make any representation that it is not in possession of material non-public information, (4) none of HoldCo, the Company, any other Borrower nor any of their Subsidiaries, the Administrative Agent or any other Agent Indemnitee shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against HoldCo, the Company, any other Borrower and any of their Subsidiaries, the Administrative Agent and any other Agent Indemnitee, under applicable Laws or otherwise, with respect to the nondisclosure of the material non-public information and (5) that the material non-public information may not be available to the Administrative Agent or the other Lenders; and

(H) no purchase of Term Loans pursuant to this Section 9.04(g) shall constitute a voluntary prepayment or mandatory prepayment or payment under this Agreement.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until Payment in Full of the Secured Obligations. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) increases or reductions of the Issuing Bank Sublimit of the Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrowers and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against the Administrative Agent and any Lender and any Related Party thereof for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrowers and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the Secured Obligations owing to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Loan Parties may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the

Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application; provided that the failure to give or any delay in giving such notice shall not affect the validity of such setoff or application under this Section. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process .

(a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of Illinois, but giving effect to federal laws applicable to national banks.

(b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of Illinois.

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or Illinois state court sitting in Chicago, Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall (i) affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over any Issuing Bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause.

(d) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Each Canadian Loan Party hereby irrevocably designates and appoints the Borrower Representative, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 9.09(c) in any U.S. federal or Illinois state court sitting in Chicago, Illinois, and any appellate court from any thereof. The Borrower Representative hereby represents, warrants and confirms that the Borrower Representative has agreed to accept such appointment. Said designation and appointment shall be irrevocable by each Canadian Loan Party until Payment in Full of the Secured Obligations. Each Canadian Loan Party hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.09(c) in any U.S. federal or Illinois state court sitting in Chicago, Illinois, and any appellate court from any thereof by service of process upon the Borrower Representative as provided in this Section 9.09(e); provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Borrower Representative and (if applicable to) such Canadian Loan Party at its address set forth herein or to any other address of which such Canadian Loan Party shall have given written notice to the Administrative Agent (with a copy thereof to the Borrower Representative). Each Canadian Loan Party irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Canadian Loan Party in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Canadian Loan Party. To the extent any Canadian Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), such Canadian Loan Party hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any applicable law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)), (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations or (z) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement, (g) with the consent of the Borrower Representative, (h) on a confidential basis to (1) any rating agency in connection with rating any Borrower or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrowers and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWERS, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWERS, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

For the avoidance of doubt, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

For the avoidance of doubt, nothing herein shall prohibit any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Federal Reserve Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

SECTION 9.15. Disclosure. Each Loan Party, each Lender and the Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates.

SECTION 9.16. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Overnight Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.18. No Fiduciary Duty, etc. (a) Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.

(b) Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

(c) In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies.

SECTION 9.19. Marketing Consent. The Borrowers hereby authorize JPMorgan and its affiliates, at their respective sole expense, to the extent approved by the Borrower Representative (such approval not to be unreasonably withheld, conditioned or delayed), to include the Borrowers’ name and logo in advertising slicks posted on its internet site, in pitchbooks or sent in mailings to prospective customers and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless the Borrower Representative notifies JPMorgan in writing that such authorization is revoked.

SECTION 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Illinois and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

As used in this Section 9.21, the following terms have the meanings set forth below:

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 9.22. Canadian Anti-Money Laundering Legislation. Each Loan Party acknowledges that, pursuant to CAML, the Lenders and Administrative Agent may be required to obtain, verify and record information regarding the Loan Parties, their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of such Loan Parties, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Administrative Agent, or any prospective assignee or participant of a Lender or the Administrative Agent, in order to comply with any applicable CAML, whether now or hereafter in existence. Each of the Lenders agrees that the Administrative Agent has no obligation to ascertain the identity of the Loan Parties or any authorized signatories of the Loan Parties on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from the Loan Parties or any such authorized signatory in doing so.

SECTION 9.23. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in dollars into another currency (the “Other Currency”), to the fullest extent permitted by applicable law, the rate of exchange used shall be that at which the Administrative Agent could, in accordance with normal procedures, purchase dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Secured Parties hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Administrative Agent receives any sum adjudged to be so due in the Other Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase dollars with the Other Currency. If the dollars so purchased are less than the sum originally due to the Secured Parties in dollars, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Secured Parties against such loss, and if the dollars so purchased exceed the sum originally due to the Secured Parties in dollars, the Secured Parties agrees to remit to the Loan Parties such excess.

ARTICLE X

Loan Guaranty

SECTION 10.01. Guaranty. (a) Each U.S. Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses to the extent required by Section 9.03, paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “U.S. Guaranteed Obligations”); provided, however, that the definition of “U.S. Guaranteed Obligations” shall not create any guarantee by any U.S. Loan Guarantor of (or grant of security interest by any U.S. Loan Guarantor to support, as applicable) any Excluded Swap

Obligations of such U.S. Loan Guarantor for purposes of determining any obligations of any U.S. Loan Guarantor). Each U.S. Loan Guarantor further agrees that the U.S. Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the U.S. Guaranteed Obligations.

(b) Each Canadian Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Canadian Secured Obligations and all costs and expenses to the extent required by Section 9.03 paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Canadian Secured Obligations from, or in prosecuting any action against, any Canadian Borrower, any Canadian Loan Guarantor or any other guarantor of all or any part of the Canadian Secured Obligations (such costs and expenses, together with the Canadian Secured Obligations, collectively the “Canadian Guaranteed Obligations”); provided, however, that the definition of “Canadian Guaranteed Obligations” shall not create any guarantee by any Canadian Loan Guarantor of (or grant of security interest by any Canadian Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Canadian Loan Guarantor for purposes of determining any obligations of any Canadian Loan Guarantor). Each Canadian Loan Guarantor further agrees that the Canadian Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Canadian Guaranteed Obligations. Notwithstanding anything contained in this Agreement to the contrary (including, without limitation, this Section 10.01), no Canadian Loan Party shall guarantee any U.S. Secured Obligations.

SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives (to the extent permitted by applicable law) any right to require the Administrative Agent, the Issuing Bank or any Lender to sue any Borrower or any Loan Guarantor, or any other guarantor of, or any other Person obligated for, all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

SECTION 10.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and, to the extent permitted by applicable law, not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the existence, structure or ownership of any Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or their assets, or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, the Issuing Bank, any Lender or any other Person, whether in connection herewith or in any unrelated transactions.

(b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) to the extent permitted by applicable law, any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, the Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to the extent permitted by applicable law, to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations).

SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower, any Loan Guarantor or any other Obligated Party, other than the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, to the extent permitted by applicable law, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

SECTION 10.05. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Bank and the Lenders.

SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Bank and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

SECTION 10.07. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, the Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

SECTION 10.08. Release of Loan Guarantors.

(a) Any Loan Guarantor (other than any Borrower) shall automatically be released from its obligations under the Loan Guaranty upon the consummation of any transaction permitted by this Agreement as a result of which such Loan Guarantor ceases to be a Restricted Subsidiary in accordance with the terms hereof; provided that such transaction pursuant to which any Person ceases to be a Restricted Subsidiary was not entered into for purposes of causing such Person not to be a Loan Guarantor hereunder; provided, further, that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. In connection with any termination or release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

(b) Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Company, release any Loan Guarantor (other than any Borrower) from its obligations under the Loan Guaranty if such Loan Guarantor is no longer a Material Subsidiary; provided that no such release shall occur if such Loan Guarantor no longer constitutes a Material Subsidiary and a Loan Guarantor as a result of a transaction that was entered into for purposes of causing such Person not to be a Material Subsidiary and a Loan Guarantor hereunder; provided, further, that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise.

(c) Upon Payment in Full of all Secured Obligations, the Loan Guaranty and all obligations (other than those expressly stated to survive such termination) of each Loan Guarantor thereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any Person.

SECTION 10.09. Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made.

SECTION 10.10. Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 10.11. Contribution.

(a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment, the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions.

(c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally (but subject to any limitations set out herein with respect to the guaranty of the U.S. Secured Obligations and Canadian Secured Obligations, respectively), to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement.

SECTION 10.12. Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Issuing Bank and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

SECTION 10.13. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE XI

The Borrower Representative.

SECTION 11.01. Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower(s), provided that, in the case of a Revolving Loan, such amount shall not exceed the Availability. The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01.

SECTION 11.02. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.

SECTION 11.03. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.

SECTION 11.04. Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default hereunder, refer to this Agreement, describe such Default or Event of Default, and state that such notice is a “notice of default”. In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.

SECTION 11.05. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders.

SECTION 11.06. Execution of Loan Documents. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including, without limitation, the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

SECTION 11.07. Nature and Extent of Each Borrower’s Liability.

(a) Joint and Several Liability. Each U.S. Borrower agrees that it is jointly and severally liable for all Secured Obligations and all agreements of the Borrowers hereunder and under the Loan Documents. As such, each U.S. Borrower agrees that it is a guarantor of each other Borrower’s obligations and liabilities hereunder and under the other Loan Documents. Each Canadian Borrower agrees that it is jointly and severally liable only for all Canadian Secured Obligations and all agreements of the Canadian Borrowers under the Loan Documents and not, for the avoidance of doubt, for any U.S. Secured Obligations. As such, each Canadian Borrower agrees that it is a guarantor of each other Canadian Borrower’s obligations and liabilities hereunder and under the other Loan Documents.

(b) Direct Liability. Nothing contained in this Section 11.07 shall limit the liability of any Borrower with respect to Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), LC Exposure relating to Letters of Credit issued to support such Borrower’s business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder.

ARTICLE XII

Collateral Allocation Mechanism.

(a) On the CAM Exchange Date, (i) the Revolving Commitments shall automatically and without further act be terminated as provided in Article VII, (ii) the principal amount of each Revolving Loan denominated in an Alternative Currency shall automatically and without any further action required, be converted into Dollars determined using the Exchange Rates calculated as of the CAM Exchange Date, equal to the Dollar Equivalent of such amount and on and after such date all amounts accruing and owed to any Revolving Lender in respect of such Obligations shall accrue and be payable in Dollars at the rates otherwise applicable hereunder and (iii) the Revolving Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Revolving Lender in the particular Designated Obligations that it shall own as of such date and immediately prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in each Designated Obligation. Each Revolving Lender, each Person acquiring a participation from any Revolving Lender as contemplated by Section 9.04, and each Borrower hereby consents and agrees to the CAM Exchange. Each of the Borrowers and the Revolving Lenders agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Revolving Lenders after giving effect to the CAM Exchange, and each Revolving Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Borrower to execute or deliver or of any Revolving Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

(b) As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Revolving Lenders pro rata in accordance with their respective CAM Percentages.

(c) Nothing in this Article shall prohibit the assignment by any Revolving Lender of interests in some but not all of the Designated Obligations held by it after giving effect to the CAM Exchange; provided, that in connection with any such assignment such Lender and its assignee shall enter into an agreement setting forth their reciprocal rights and obligations in the event of a redetermination of the CAM Percentages as provided in the immediately preceding paragraph.

[Signature Pages Follow]

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Initial Term Loan Commitment	Swingline Commitment (Discretionary)
JPMorgan Chase Bank, N.A.	$54,545,454.56	$95,454,545.44	$10,000,000
Bank of America, N.A.	$45,454,545.45	$79,545,454.55	—
TD Bank, N.A.	$45,454,545.45	$79,545,454.55	—
U.S. Bank National Association	$45,454,545.45	$79,545,454.55	—
Wells Fargo Bank, National Association	$45,454,545.45	$79,545,454.55	—
Capital One, National Association	$32,727,272.73	$57,272,727.27	—
CIBC Bank USA	$32,727,272.73	$57,272,727.27	—
Regions Bank	$32,727,272.73	$57,272,727.27	—
First Horizon Bank	$18,181,818.18	$31,818,181.82	—
Flagstar Bank, N.A.	$18,181,818.18	$31,818,181.82	—
The Huntington National Bank	$18,181,818.18	$31,818,181.82	—
BOKF, NA dba Bank of Texas	$10,909,090.91	$19,090,909.09	—

Total	$400,000,000	$700,000,000	$10,000,000

EXHIBIT G

Form of Solvency Certificate

Pursuant to Section 4.03(e) of that certain Second Amended and Restated Credit Agreement, dated as of December 18, 2025 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of July 15, 2026, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), the undersigned hereby certifies, solely in such undersigned’s capacity as [chief financial officer][chief accounting officer][specify other officer with equivalent duties] of Distribution Solutions Group, Inc., a Delaware corporation (formerly, Lawson Products, Inc., the “Company”), and not individually, as follows:

As of [•] (the “Certificate Date”), after giving effect to (i) the Effective Time (as defined in the Take-Private Transaction Merger Agreement), (ii) the receipt by the Company of the proceeds of the Sponsor Equity Injection [and the High Yield Notes], and (iii) the Borrowings contemplated by the Borrowing Request delivered to the Administrative Agent on the Certificate Date:

(a)

the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed the debts and liabilities (including without limitation the Obligations), subordinated, contingent or otherwise, of the Loan Parties, taken as a whole;

(b)

the present fair saleable value of the property of the Loan Parties, taken as a whole, is greater than the amount that is required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, taken as a whole;

(c)	the Loan Parties, taken as a whole, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured;

(d)

the Loan Parties, taken as a whole, do not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Certificate Date; and

(e)	with respect to any Canadian Loan Party, each such Canadian Loan Party is a Person who is not an Insolvent Person (as defined in the Bankruptcy and Insolvency Act (Canada)).

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate, solely in such undersigned’s capacity as [chief financial officer][chief accounting officer][specify other officer with equivalent duties] of the Company and not in the undersigned’s individual or personal capacity and without personal liability, as of the Certificate Date.

By:
Name:
Title: [Chief Financial Officer]

Exhibit 99.1

DISTRIBUTION SOLUTIONS GROUP TO BE TAKEN PRIVATE BY AFFILIATES OF LKCM HEADWATER INVESTMENTS FOR $35.00 PER COMMON SHARE IN CASH

FORT WORTH, Texas, July 16, 2026 — Distribution Solutions Group, Inc. (NASDAQ: DSGR) (“DSG” or the “Company”) today announced that it has entered into a definitive merger agreement under which newly formed entities controlled by LKCM Headwater Investments, LLC (collectively, “LKCM Headwater”) will acquire all of the outstanding shares of common stock of DSG not already owned by LKCM Headwater and its affiliates for $35.00 per share in cash.

LKCM Headwater and its affiliates currently own approximately 79% of DSG’s outstanding common stock. J. Bryan King, DSG’s Chairman and Chief Executive Officer, is the Managing Partner of LKCM Headwater.

The $35.00 per share purchase price represents an increase of $5.50 per share over LKCM Headwater’s initial non-binding proposal of $29.50 per share submitted to the Company’s Board of Directors on March 14, 2026 (the “Initial Proposal”), and an approximately 81% premium to the Company’s closing share price of $19.31 on March 13, 2026, the last trading day prior to public disclosure of LKCM Headwater’s proposal. Upon completion of the transaction, the Company will become a privately held company 100% controlled by LKCM Headwater and its affiliates, and the Company’s common stock will no longer be listed on Nasdaq.

Following LKCM Headwater’s delivery of the Initial Proposal and in light of LKCM Headwater’s existing ownership position and Mr. King’s roles with both LKCM Headwater and the Company, the board of directors of the Company (the “Board”) formed a special committee consisting of disinterested directors (the “Special Committee”) to evaluate the Initial Proposal and negotiate a potential transaction with LKCM Headwater. The Special Committee unanimously approved the transaction and recommended that the Board approve the transaction. The Board, upon the Special Committee’s unanimous recommendation, with certain directors recusing themselves from the vote, approved the transaction.

Transaction Details

The closing of the transaction is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), the absence of legal restraints prohibiting the transaction, and stockholder approvals (including the approval of a majority of the votes cast by holders of DSG common stock not owned by LKCM Headwater and its affiliates).

The transaction is not subject to a financing condition; however, in connection with the execution of the merger agreement, the Company entered into an amendment to its existing credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which, subject to the applicable terms and conditions of the Company’s credit agreement, proceeds of revolving loans may be used to finance the transactions contemplated by the merger agreement.

Advisors

William Blair & Company, L.L.C. is serving as financial advisor to the Special Committee. McDermott Will & Schulte LLP is serving as legal counsel to the Special Committee.

J.P. Morgan Securities LLC is serving as exclusive financial advisor to LKCM Headwater. Mayer Brown LLP is serving as legal counsel to LKCM Headwater.

Additional Information and Where to Find It

This press release relates to the proposed transaction involving the proposed acquisition of the Company by LKCM Headwater and its affiliates. In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A and the parties intend to file a transaction statement on Schedule 13E-3. The Company may also file other relevant documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LKCM HEADWATER AND ITS AFFILIATES, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s investor relations website at investor.distributionsolutionsgroup.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction will be included in the proxy statement and Schedule 13E-3 when they are filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote, consent or approval, in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

About Distribution Solutions Group, Inc.

DSG is a premier multi-platform specialty distribution company providing high touch, value-added distribution solutions to the maintenance, repair & operations (MRO), original equipment manufacturer and industrial technologies markets. DSG was formed through the strategic combination of Lawson Products, a leader in MRO distribution of C-parts, Gexpro Services, a leading global supply chain services provider to manufacturing customers, and TestEquity, a leader in electronic test & measurement solutions.

Through its collective businesses, DSG is dedicated to helping customers lower their total cost of operation by increasing productivity and efficiency with the right products, expert technical support and fast, reliable delivery to be a one-stop solution provider. DSG serves approximately 220,000 customers in several diverse end markets supported by approximately 4,300 dedicated employees and strong vendor partnerships. DSG ships from strategically located distribution and service centers to customers in North America, Europe, Asia, South America and the Middle East.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression, and the negatives of such words and terms, are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts.

Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, the expected timing of completion of the proposed transaction, the ability of the parties to consummate the proposed transaction, the satisfaction of closing conditions, the expected benefits of the proposed transaction, the expected ownership and status of DSG following completion of the proposed transaction, the delisting of DSG’s common stock from Nasdaq, and DSG’s business and strategic plans. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations.

DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved, and DSG cautions readers not to place undue reliance on such statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including, among others: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to obtain required stockholder approvals, including approval by a majority of votes cast by DSG stockholders other than LKCM Headwater and its affiliates; borrowings under the amendment to DSG’s existing credit agreement not being available to finance the merger consideration; the failure to satisfy other conditions to the completion of the proposed transaction; the failure to obtain clearance for the transaction under the HSR Act or the imposition of conditions or restrictions in connection with obtaining such clearance; the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on DSG’s business relationships, operating results, employees, customers, suppliers, financing sources and other business counterparties; risks related to diverting management’s attention from DSG’s ongoing business operations; the risk of litigation relating to the proposed transaction; the possibility that competing offers or acquisition proposals may be made; and other risks described from time to time in the reports DSG files with the SEC, including DSG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC, which should be reviewed carefully.

Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date, except as required by applicable law.

Contacts

Company:

Distribution Solutions Group, Inc.

Ronald J. Knutson

Executive Vice President, Chief Financial Officer and Treasurer

1-888-611-9888

Investor Relations:

Three Part Advisors, LLC

Steven Hooser / Sandy Martin

214-872-2710 / 214-616-2207